                                                         AIM BASIC BALANCED FUND
                                                           AIM GLOBAL VALUE FUND
                                            AIM INTERNATIONAL SMALL COMPANY FUND
                                                    AIM MID CAP BASIC VALUE FUND
                                                         AIM PREMIER EQUITY FUND
                                                       AIM SMALL CAP EQUITY FUND

                                                                     PROSPECTUS
                                                               OCTOBER 25, 2005

Institutional Classes

AIM Basic Balanced Fund seeks to achieve long-term growth of capital and current income.

AIM Global Value Fund seeks to provide long-term growth of capital.

AIM International Small Company Fund seeks to provide long-term growth of capital.

AIM Mid Cap Basic Value Fund seeks to provide long-term growth of capital.

AIM Premier Equity Fund seeks to achieve long-term growth of capital. Income is a secondary objective.

AIM Small Cap Equity Fund seeks to provide long-term growth of capital.
--------------------------------------------------------------------------------

This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
AIM Basic Balanced Fund                              1
AIM Global Value Fund                                1
AIM International Small Company Fund                 2
AIM Mid Cap Basic Value Fund                         2
AIM Premier Equity Fund                              2
AIM Small Cap Equity Fund                            3
All Funds                                            3
PRINCIPAL RISKS OF INVESTING IN THE FUNDS            4
------------------------------------------------------
All Funds                                            4
Basic Balanced                                       4
AIM Global Value Fund                                4
AIM International Small Company Fund                 4
Mid Cap Basic Value                                  5
Premier Equity                                       5
Small Cap Equity                                     5
PERFORMANCE INFORMATION                              6
------------------------------------------------------
Annual Total Returns                                 6
Performance Table                                    9
FEE TABLE AND EXPENSE EXAMPLE                       12
------------------------------------------------------
Fee Table                                           12
Expense Example                                     12
Hypothetical Investment and Expense
  Information                                       13
DISCLOSURE OF PORTFOLIO HOLDINGS                    14
------------------------------------------------------
FUND MANAGEMENT                                     15
------------------------------------------------------
The Advisor                                         15
Advisor Compensation                                15
Portfolio Managers                                  16
OTHER INFORMATION                                   18
------------------------------------------------------
Dividends and Distributions                         18
Suitability for Investors                           18
FINANCIAL HIGHLIGHTS                                19
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Purchasing Shares                                  A-1
Excessive Short-Term Trading Activity
  Disclosure                                       A-2
Redeeming Shares                                   A-4
Exchanging Shares                                  A-5
Pricing of Shares                                  A-5
Taxes                                              A-7
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

AIM BASIC BALANCED FUND (BASIC BALANCED)
The fund's investment objective is long-term growth of capital and current income. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund invests without regard to market capitalization. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities. The fund will invest at least 25% and a maximum of 70% of its total assets in investment-grade non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities and up to 25% of its total assets in foreign securities. The fund may also invest in credit derivatives.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. In selecting equity investments, the portfolio managers seek to identify those companies whose stock prices are undervalued by investors due to temporary factors and that provide the potential for attractive returns. The portfolio managers will purchase debt securities for both capital appreciation and income, and to provide portfolio diversification. The portfolio managers consider whether to sell a particular security when they believe that security no longer has that potential.

AIM GLOBAL VALUE FUND (GLOBAL VALUE)
The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective generally by investing in marketable equity securities of domestic issuers and foreign issuers; however, the fund may invest up to 80% of its total assets in marketable equity securities of foreign issuers. The fund invests without regard to market capitalization and will normally invest in the securities of companies located in at least four countries, including the United States. The fund will usually maintain at least 20% of its total assets in U.S. dollar denominated securities.

    The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest in securities exchangeable for or convertible into marketable equity securities of foreign and domestic issuers.

    The fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital. The fund may invest up to 30% of its total assets in high-grade short-term securities and in debt securities, including U.S. Government obligations, investment-grade corporate bonds and taxable municipal securities. Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets. For risk management or cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on companies that they believe trade below their intrinsic value, based on standard industry measurements and other subjective measurements considered appropriate by the portfolio managers from time to time.

    The portfolio managers may invest in securities that may increase in value as the result of a catalyst such as a new product launch, a restructuring, a management change, or a divestiture of a portion of a company. The portfolio managers may sell the security once they believe that the catalyst has caused the intrinsic value of the security to be realized or they believe that the company may not realize its full market value in the form of increased equity values.

    The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical companies, (2) established companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this market value in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories.

    In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth of countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The fund's portfolio managers consider whether to remain invested in a particular country when any of these factors materially changes.

    A larger position in cash or cash equivalents could detract from achieving the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

AIM INTERNATIONAL SMALL COMPANY FUND (INTERNATIONAL SMALL COMPANY)
The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small international companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies. The Russell 2000--Registered Trademark-- Index is widely regarded as representative of small cap stocks. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants. Under normal conditions, the top 10 holdings may comprise up to one-third of the fund's total assets.

    At least 80% of the fund's total assets will be invested in securities of companies located in countries outside the United States. The fund will normally invest in companies located in at least four countries outside of the United States. The fund may invest in up to 35% of its total assets in the securities of foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities of U.S. companies.

    The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign issuers. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers purchase securities of companies that have experienced, or that they believe have the potential for, above-average, long-term growth with additional consideration given to valuations and quality metrics. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer.

AIM MID CAP BASIC VALUE FUND (MID CAP BASIC VALUE)
The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of mid-capitalization companies that offer potential for capital growth. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1000 largest companies domiciled in the United States. The companies in the Russell Midcap--Registered Trademark-- Index represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index. Under normal conditions, the top 10 holdings may comprise at least a third of the portfolio's net assets.

    The fund may also invest up to 25% of its total assets in foreign securities. The fund may also invest in debt instruments that are consistent with its investment objective of long-term growth of capital.

    The portfolio managers purchase securities of companies that they believe are undervalued in relation to long-term earning power, capital structure and cash flows, among other factors. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

AIM PREMIER EQUITY FUND (PREMIER EQUITY)
The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in equity securities, including convertible securities. In managing the fund, the advisor diversifies the investment portfolio among the core, growth and value equity investment disciplines to construct a single, core investment portfolio. A separate portfolio management team will independently manage the assets represented by each investment discipline. Normally, a greater percentage of the

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

fund's assets will be invested using the core investment discipline than using either the growth or value investment disciplines. However, the allocation will vary according to the performance of each investment discipline, as well as periodic rebalancing by the advisor to maintain a core investment portfolio during various market cycles.

    In complying with the 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund may invest in preferred stocks and debt instruments that have prospects for growth of capital. The core discipline portfolio managers focus on equity securities of (1) out-of-favor cyclical growth companies, (2) established growth companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities, and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values (the "core categories"). The growth discipline portfolio managers focus on equity securities of (1) companies with the potential to consistently generate above-average growth in sales and earnings, (2) established large-cap companies with strong business franchises, and (3) companies experiencing significant positive change leading to accelerating revenue or earnings growth -- usually above market expectations. The value discipline portfolio managers focus on equity securities of companies that are selling at a substantial discount to calculated intrinsic value.

    The fund may invest in preferred stocks and debt instruments that have prospects for growth of capital. The fund may also invest up to 25% of its total assets in foreign securities.

    The core discipline portfolio managers consider whether to reduce or eliminate a particular security when they believe the company no longer fits into one or more of the core categories. A growth stock may be reduced or eliminated when it no longer meets investment criteria, based on negative earnings revisions or deterioration in the fundamental business prospects, or to capitalize on a more attractive investment opportunity. A value stock may be reduced or eliminated in order to capitalize on a more attractive investment opportunity, when its market value exceeds the portfolio manager's estimate of its intrinsic value or when permanent, fundamental deterioration results in a reduction in intrinsic value with inadequate upside potential or unexpected deterioration in financial strength.

AIM SMALL CAP EQUITY FUND (SMALL CAP EQUITY)
The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies. The Russell 2000--Registered Trademark-- Index is widely regarded as representative of small cap stocks. Under normal conditions, the top 10 holdings may comprise up to 25% of the fund's total assets. The fund may invest up to 25% of its total assets in foreign securities. When suitable opportunities are available, the fund may invest in initial public offerings (IPOs) of securities.

    Among factors which the portfolio managers may consider when purchasing securities are (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes or when the securities are no longer considered small-cap company securities.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

ALL FUNDS
For cash management purposes, each of the funds may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each of the funds may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a fund may not achieve its investment objective(s).

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

ALL FUNDS

There is a risk that you could lose all or a portion of your investment in the funds. The value of your investment in the funds will go up and down with the prices of the securities in which the funds invest. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. For Global Value, Mid Cap Basic Value, International Small Company and Small Cap Equity this is especially true with respect to equity securities of smaller and medium-sized companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    An investment in the funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BASIC BALANCED

Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    The income you may receive from your investment in the fund may vary.

AIM GLOBAL VALUE FUND

The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    To the extent the fund holds cash or cash equivalents rather than equity securities for risk management purposes, the fund may not achieve its investment objective.

AIM INTERNATIONAL SMALL COMPANY FUND

The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, and because the fund is non-diversified, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk than if the fund invested more broadly or if it were diversified.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

MID CAP BASIC VALUE

Since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

    The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Also, since a large percentage of the fund's assets will be invested in a limited number of securities, any change in the value of those securities could significantly affect the value of your investment in the fund.

PREMIER EQUITY

The income you may receive from your investment in the fund may vary.

    The fund's investments in different, independently-managed investment disciplines create allocation risk, which is the risk that the allocation of investments among core, growth and value companies may have a more significant effect on the fund's net asset value when one of these disciplines is performing more poorly than the other(s). Additionally, the active rebalancing of the fund among these investment disciplines may result in increased transaction costs. The independent management of the three disciplines sections may also result in adverse tax consequences if the portfolio managers responsible for the fund's three investment disciplines effect transactions in the same security on or about the same time.

SMALL CAP EQUITY

The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. Attractive IPOs are often oversubscribed and may not be available to the fund, or may be available in only very limited quantities.

    The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the fund will have favorable IPO investment opportunities.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance. The returns in the bar chart shown below for Basic Balanced, Global Value, Mid Cap Basic Value, International Small Company and Small Cap Equity are those of each fund's Class A shares, which are not offered in this prospectus. Institutional Class shares would have higher annual returns because, although the shares are invested in the same portfolio of securities, Institutional Class shares have lower expenses. As of the date of this prospectus, Institutional Class shares of Global Value and International Small Company have not yet commenced operations.

ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------

The following bar charts show changes in the performance of Balanced and Premier Equity's Institutional Class shares and Basic Balanced, Global Value, Mid Cap Basic Value, International Small Company and Small Cap Equity's Class A shares from year to year. The bar charts do not reflect sales loads. If they did, the annual total returns shown for Class A shares would be lower. Institutional Class shares are not subject to front-end or back-end sales loads.


BASIC BALANCED -- CLASS A

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -10.97%
2003...................................................................   22.35%
2004...................................................................    6.89%

AIM GLOBAL VALUE -- CLASS A

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2001...................................................................  -1.49%
2002...................................................................  -8.08%
2003...................................................................  32.15%
2004...................................................................  17.50%

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
--------------------------------------------------------------------------------

INTERNATIONAL SMALL COMPANY -- CLASS A

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2001...................................................................  -10.48%
2002...................................................................   -2.68%
2003...................................................................   75.10%
2004...................................................................   35.83%

MID CAP BASIC VALUE -- CLASS A

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -17.70%
2003...................................................................   37.06%
2004...................................................................   16.31%

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
--------------------------------------------------------------------------------

PREMIER EQUITY -- INSTITUTIONAL CLASS

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................  25.43%
2004...................................................................   6.06%

SMALL CAP EQUITY -- CLASS A(1)

                                                                          ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              --------
2001...................................................................     8.92%
2002...................................................................   -19.23%
2003...................................................................    46.17%
2004...................................................................     9.45%

(1) The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

PERFORMANCE INFORMATION (continued)
--------------------------------------------------------------------------------

    During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:

                                            HIGHEST QUARTERLY RETURN        LOWEST QUARTERLY RETURN
FUND                                             (QUARTER ENDED)                (QUARTER ENDED)
-------------------------------------------------------------------------------------------------------
Basic Balanced -- Class A                  14.54%  (June 30, 2003)       (11.63)%  (September 30, 2002)
Global Value -- Class A                    15.10%  (December 31, 2003)   (13.40)%  (March 31, 2001)
International Small Company -- Class A     21.67%  (June 30, 2003)       (17.43)%  (September 30, 2002)
Mid Cap Basic Value -- Class A             20.54%  (June 30, 2003)       (20.77)%  (September 30, 2002)
Premier Equity -- Institutional Class      12.10%  (June 30, 2003)        (3.95)%  (September 30, 2004)
Small Cap Equity -- Class A                20.83%  (June 30, 2001)       (23.45)%  (September 30, 2002)
-------------------------------------------------------------------------------------------------------


    The funds year-to-date total returns as of September 30, 2005, were as follows:

                                           YEAR-TO-DATE TOTAL RETURN
FUND                                         (SEPTEMBER 30, 2005)
--------------------------------------------------------------------
Basic Balanced -- Class A                            1.68%
Global Value -- Class A                              8.51%
International Small Company -- Class A              22.63%
Mid Cap Basic Value -- Class A                       4.95%
Premier Equity -- Institutional Class                3.32%
Small Cap Equity -- Class A                          3.83%
--------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares each fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The indices may not reflect payment of fees, expenses or taxes. The funds are not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the funds may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------
(for the periods ended                                SINCE            INCEPTION
December 31, 2004)                    1 YEAR         INCEPTION           DATE
--------------------------------------------------------------------------------
Basic Balanced -- Institutional
  Class(2)                                                             09/28/01(2)
  Return Before Taxes                  7.33%            7.40%
  Return After Taxes on
    Distributions                      6.69             6.97
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                             5.58             6.21
--------------------------------------------------------------------------------
S&P 500 Index(3)                      10.87%            6.58%(22)      09/30/01(22)
Custom Basic Balanced Index(4,5)      11.54             8.77(22)       09/30/01(22)
Lipper Balanced Fund Index(4,6)        8.99             6.93(25)       09/30/01(22)
--------------------------------------------------------------------------------
Global Value -- Institutional
  Class(7)                                                             12/29/00(7)
  Return Before Taxes                 17.50%            8.88%
  Return After Taxes                  16.31             8.52
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                            11.70             7.53
--------------------------------------------------------------------------------

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------
(for the periods ended                                SINCE            INCEPTION
December 31, 2004)                    1 YEAR         INCEPTION           DATE
--------------------------------------------------------------------------------
MSCI World Index(8)                   14.72%            0.44%(22)      12/31/00(22)
MSCI World Value Index(8,9)           18.52             2.76(22)       12/31/00(22)
Lipper Global Multi-Cap Value Fund
  Index(8,10)                         17.35             4.94(22)       12/31/00(22)
--------------------------------------------------------------------------------
International Small
  Company -- Institutional Class(7)                                    08/31/00(7)
  Return Before Taxes                 35.83%           12.27%
  Return After Taxes                  35.54            12.16
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                            23.66            10.66
--------------------------------------------------------------------------------
MSCI EAFE(R) Index(11)                20.25%            0.43%          08/31/00
MSCI World EX USA Small Cap
  Index(11,12)                        29.40            10.33           08/31/00
Lipper International Small/Mid-Cap
  Growth Fund Index(11,13)            23.48            (0.77)          08/31/00
--------------------------------------------------------------------------------
Mid Cap Basic Value -- Institutional
  Class(2)                                                             12/31/01(2)
  Return Before Taxes                 16.75%            9.61%
  Return After Taxes on
    Distributions                     16.75             9.61
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                            10.89             8.28
--------------------------------------------------------------------------------
S&P 500 Index(3)                      10.87%            3.58%          12/31/01
Russell Midcap--Registered
  Trademark-- Value Index(14,15)      23.71            15.56           12/31/01
Lipper Mid-Cap Value Fund
  Index(14,16)                        19.54            12.37           12/31/01
--------------------------------------------------------------------------------
Premier Equity -- Institutional
  Class                                                                03/15/02
  Return Before Taxes                  6.06%           (2.11)%
  Return After Taxes on
    Distributions                      5.91            (2.16)
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                             4.13            (1.79)
--------------------------------------------------------------------------------
S&P 500 Index(3)                      10.87%            5.06%(22)      02/28/02(22)
Lipper Large-Cap Core Fund
  Index(17,18)                         8.29             3.42(22)       02/28/02(22)
--------------------------------------------------------------------------------
Small Cap Equity -- Institutional
  Class(7)                                                             08/31/00(7)
  Return Before Taxes                  9.45%            6.57%
  Return After Taxes on
    Distributions                      8.99             6.46
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                             6.74             5.66
--------------------------------------------------------------------------------
S&P 500 Index(3)                      10.87%           (3.55)%(22)     08/31/00(22)
Russell 2000--Registered Trademark--
  Index(19,20)                        18.33             5.92(25)       08/31/00(22)
Lipper Small Cap Core Fund
  Index(19,21)                        18.37             7.12(25)       08/31/00(22)
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(1) Small Cap Equity's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Institutional Class shares since their inception and the restated historical performance of the fund's Class A shares (for the periods prior to the inception of the Institutional Class shares) at the net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Institutional Class shares is April 30, 2004.
(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance.
(4) The fund has also included the Custom Basic Balanced Index which more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Balanced Fund Index (which may or may not include the fund) for comparison to a peer group.
(5) The Custom Basic Balanced Index is an index created by AIM to benchmark the fund. The index consists of the following indices: 60% Russell 1000 Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index.
(6) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

(7) The returns shown for these periods are the restated historical performance of the fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is the fund's Class A shares. The inception date of Small Cap Equity's Institutional Class shares is April 29, 2005. The inception date of Global Value's and International Small Company's Institutional Class shares is October 25, 2005.
(8) The Morgan Stanley Capital International World Index measures the performance of securities listed on the stock exchanges of 23 developed countries. The fund has also included the Morgan Stanley Capital International World Value Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Global Multi-Cap Value Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(9) The MSCI World Value Index includes buyable opportunities from 23 developed countries and is designed to measure global development market "value" equity performance.
(10) The Lipper Global Multi-Cap Value Fund Index is an equally weighted representation of the 10 largest funds in the Lipper Global Multi-Cap Value category. These are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index. Multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup Broad Market Index.
(11) The Morgan Stanley Capital International Europe, Australasia, and Far East Index measures performance of global stock markets in 21 developed countries. The fund has elected to use Morgan Stanley Capital International World Ex USA Small Cap Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper International Small/Mid-Cap Growth Fund Index (which may or may not include the fund) is included for a comparison to a peer group.
(12) The MSCI World Ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure securities in the global developed markets excluding the U.S. with market capitalizations between $200 -- $1,500 million dollars.
(13) The Lipper International Small/Mid-Cap Growth Fund Index is an equally weighted representation of the 10 largest funds within the Lipper International Small/Mid-Cap Growth category. These are funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Small/mid-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index.
(14) The fund has also included the Russell Midcap Value Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Mid-Cap Value Fund Index, (which may or may not include the fund) for comparison to a peer group.
(15) The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
(16) The Lipper Mid-Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid Cap Value category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-Cap Value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P MidCap 400 Index. The S&P SuperComposite 1500 Index is considered representative of the U.S. equity markets. The S&P MidCap 400 Index consists of 400 domestic midcap stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.
(17) The fund has also included the Lipper Large-Cap Core Fund Index (which may or may not include the fund) for comparison to a peer group.
(18) The Lipper Large Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index.
(19) The fund has also included the Russell 2000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the fund has included the Lipper Small-Cap Core Fund Index (which may or may not include the fund) for comparison to a peer group.
(20) The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index. This index is widely recognized as representative of small-cap stocks.
(21) The Lipper Small-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small Cap Core Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The S&P Small Cap 600 Index consists of 600 small cap domestic stocks chosen for market size liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index, with each stock's weight in the index proportionate to its market value.
(22) The average annual total return given is since the month-end closest to the inception date of the class with the longest performance history.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds:

SHAREHOLDER FEES

-------------------------------------------------------------------------------------
(fees paid directly                       INTERNATIONAL                        SMALL
from                  BASIC      GLOBAL    SMALL        MID CAP       PREMIER   CAP
your investment)      BALANCED   VALUE    COMPANY       BASIC VALUE   EQUITY   EQUITY
-------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases
(as a percentage of
offering price)         None      None       None          None        None     None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                None      None       None          None        None     None
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)

----------------------------------------------------------------------------------------
(expenses
that are
deducted                               INTERNATIONAL                              SMALL
from fund   BASIC        GLOBAL         SMALL           MID CAP       PREMIER      CAP
assets)    BALANCED(2)   VALUE         COMPANY          BASIC VALUE   EQUITY      EQUITY
----------------------------------------------------------------------------------------
Management
  Fees        0.49%(3)     0.85%          0.95%            0.80%       0.63%       0.85%

Distribution
and/or
Service
(12b-1)
Fees          None         None           None             None        None        None

Other
Expenses(4,5)    0.18      0.77           0.43             0.28        0.08        0.44

Total
Annual
Fund
Operating
Expenses      0.67         1.62           1.38             1.08        0.71        1.29

Fee
Waiver          --         0.14(6,7)      0.01(7,8)        0.05(8)     0.05(8,9)   0.11(8)

Net
Annual
Fund
Operating
Expenses(10)    0.67(11)   1.48           1.37             1.03(11)    0.66        1.18
----------------------------------------------------------------------------------------

 (1) There is no guarantee that actual expenses will be the same as those shown in the table.
 (2) Total Annual Fund Operating Expenses of Basic Balanced have been restated to reflect the current fees in effect upon the closing of the reorganization of AIM Balanced Fund and AIM Total Return Fund into Basic Balanced.
 (3) Effective July 18, 2005, the Board of Trustees has approved a permanent reduction of the advisory fee of Basic Balanced to 0.65% of the first of $150 million, plus 0.50% of the next $1.85 billion, plus 0.45% of the next $2 billion, plus 0.40% of the next $2 billion, plus 0.375% of the next $2 billion, plus 0.35% of Basic Balanced's average daily net assets in excess of $8 billion.
 (4) Other expenses of Mid Cap Basic Value and Premier Equity are based on estimated amounts for the current fiscal year.
 (5) Other Expenses of Global Value, International Small Company and Small Cap Equity are based on estimated average net assets for the current fiscal year.
 (6) Effective January 1, 2005 through June 30, 2006 the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management -- Advisor Compensation").
 (7) The funds' advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.65% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the cap stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP (as defined herein) described more fully below, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through December 31, 2005.
 (8) Effective January 1, 2005 through December 31, 2009 the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management -- Advisor Compensation").
 (9) Effective July 1, 2005 through June 30, 2006, the fund's advisor has contractually agreed to waive an additional 0.02% of its Management Fees.
(10) At the request of the Board of Trustees, AMVESCAP (as defined herein) has agreed to reimburse the fund for expenses related to market timing matters. Net Annual Fund Operating Expenses restated for the items in Note 3, 6, 7, 8 and 9 above and net of this arrangement were 0.66%, 1.42%, 1.35%, 1.01%, 0.64% and 1.16% for Basic Balanced, Global Value, International Small Company, Mid Cap Basic Value, Premier Equity and Small Cap Equity, respectively, for the year ended December 31, 2004.
(11) The funds' advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) for Basic Balanced and Mid Cap Basic Value's Institutional Class shares to 1.00% and 1.45% of average daily net assets, respectively. These expense limitation agreements may be modified or discontinued without further notice to investors.
If a financial institution is managing your account you may also be charged a transaction or other fee of such financial institution.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived, and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Basic Balanced                              $ 68     $214      $373      $  835
Global Value                                 151      497       868       1,910
International Small Company                  139      434       750       1,653
Mid Cap Basic Value                          105      328       569       1,292
Premier Equity                                67      216       377         865
Small Cap Equity                             120      375       649       1,502
--------------------------------------------------------------------------------

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in Institutional Class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for Institutional Class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

BASIC BALANCED--ANNUAL
EXPENSE RATIO 0.67%                YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5
-----------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%       10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.33%        8.85%       13.56%       18.48%       23.61%
End of Year Balance              $10,433.00   $10,884.75   $11,356.06   $11,847.78   $12,360.78
Estimated Annual Expenses        $    68.45   $    71.41   $    74.51   $    77.73   $    81.10
-----------------------------------------------------------------------------------------------

BASIC BALANCED--ANNUAL
EXPENSE RATIO 0.67%                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           28.96%       34.54%       40.37%       46.45%       52.79%
End of Year Balance              $12,896.01   $13,454.40   $14,036.98   $14,644.78   $15,278.90
Estimated Annual Expenses        $    84.61   $    88.27   $    92.10   $    96.08   $   100.24
-----------------------------------------------------------------------------------------------

GLOBAL VALUE--ANNUAL
EXPENSE RATIO 1.48%                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.52%           7.16%       10.94%       14.84%       18.88%
End of Year Balance              $10,352.00      $10,716.39   $11,093.61   $11,484.10   $11,888.34
Estimated Annual Expenses        $   150.60      $   155.91   $   161.39   $   167.08   $   172.96
--------------------------------------------------------------------------------------------------

GLOBAL VALUE--ANNUAL
EXPENSE RATIO 1.48%                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           23.07%       27.40%       31.88%       36.53%       41.33%
End of Year Balance              $12,306.81   $12,740.01   $13,188.46   $13,652.69   $14,133.27
Estimated Annual Expenses        $   179.04   $   185.35   $   191.87   $   198.62   $   205.62
--------------------------------------------------------------------------------------------------

INTERNATIONAL SMALL
COMPANY--ANNUAL
EXPENSE RATIO 1.37%                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.63%           7.39%       11.29%       15.33%       19.52%
End of Year Balance              $10,363.00      $10,739.18   $11,129.01   $11,532.99   $11,951.64
Estimated Annual Expenses        $   139.49      $   144.55   $   149.80   $   155.23   $   160.87
--------------------------------------------------------------------------------------------------

INTERNATIONAL SMALL
COMPANY--ANNUAL
EXPENSE RATIO 1.37%                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           23.85%       28.35%       33.01%       37.84%       42.84%
End of Year Balance              $12,385.48   $12,835.08   $13,300.99   $13,783.82   $14,284.17
Estimated Annual Expenses        $   166.71   $   172.76   $   179.03   $   185.53   $   192.27
--------------------------------------------------------------------------------------------------

MID CAP BASIC VALUE--ANNUAL
EXPENSE RATIO 1.03%                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.97%           8.10%       12.39%       16.85%       21.49%
End of Year Balance              $10,397.00      $10,809.76   $11,238.91   $11,685.09   $12,148.99
Estimated Annual Expenses        $   105.04      $   109.21   $   113.55   $   118.06   $   122.75
--------------------------------------------------------------------------------------------------

MID CAP BASIC VALUE--ANNUAL
EXPENSE RATIO 1.03%                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           26.31%       31.33%       36.54%       41.96%       47.60%
End of Year Balance              $12,631.31   $13,132.77   $13,654.14   $14,196.21   $14,759.80
Estimated Annual Expenses        $   127.62   $   132.68   $   137.95   $   143.43   $   149.12
--------------------------------------------------------------------------------------------------

PREMIER EQUITY--ANNUAL
EXPENSE RATIO 0.66%                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.34%           8.87%       13.59%       18.52%       23.67%
End of Year Balance              $10,434.00      $10,886.84   $11,359.32   $11,852.32   $12,366.71
Estimated Annual Expenses        $    67.43      $    70.36   $    73.41   $    76.60   $    79.92
--------------------------------------------------------------------------------------------------

PREMIER EQUITY--ANNUAL
EXPENSE RATIO 0.66%                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           29.03%       34.63%       40.48%       46.57%       52.94%
End of Year Balance              $12,903.42   $13,463.43   $14,047.75   $14,657.42   $15,293.55
Estimated Annual Expenses        $    83.39   $    87.01   $    90.79   $    94.73   $    98.84
--------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

SMALL CAP EQUITY--ANNUAL
EXPENSE RATIO 1.18%                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.82%           7.79%       11.90%       16.18%       20.62%
End of Year Balance              $10,382.00      $10,778.59   $11,190.33   $11,617.81   $12,061.61
Estimated Annual Expenses        $   120.25      $   124.85   $   129.62   $   134.57       139.71
--------------------------------------------------------------------------------------------------

SMALL CAP EQUITY--ANNUAL
EXPENSE RATIO 1.18%                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           25.22%       30.01%       34.97%       40.13%       45.48%
End of Year Balance              $12,522.36   $13,000.71   $13,497.34   $14,012.94   $14,548.23
Estimated Annual Expenses        $   145.05   $   150.59   $   156.34   $   162.31   $   168.51
--------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for each fund is available at (http://www.aiminvestments.com). To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end        15 days after month end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter end           For one year
 calendar quarter end
---------------------------------------------------------------------------------------------------------------------------------


A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information, which is available at (http://www.aiminvestments.com).

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor or AIM) serves as each fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the funds' operations and provides investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the funds, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION
During the fiscal year ended December 31, 2004, the advisor received compensation of 0.65%, 0.72%, 0.95%, 0.80%, 0.62% and 0.85% of average daily net assets respectively, of Basic Balanced, Global Value, International Small Company, Mid Cap Basic Value, Premier Equity and Small Cap Equity average daily net assets. Effective January 1, 2005, the annual management fee payable to the advisor pursuant to the investment advisory agreement with respect to Basic Balanced, Global Value, Mid Cap Basic Value and Premier Equity ranges from 0.65% to 0.55%, 0.85% to 0.80%, 0.80% to 0.70% and 0.80% to 0.625%, respectively, based on net asset levels. Effective January 1, 2005, the annual management fee, payable to the advisor pursuant to the investment advisory agreement with respect to International Small Company and Small Cap Equity are 0.95% and 0.85%, respectively, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 for International Small Company, Mid Cap Basic Value, Premier Equity and Small Cap Equity and January 1, 2005 to June 30, 2006 for Global Value as part of its settlement with the Attorney General of New York (NYAG). The advisor will waive advisory fees to the extent necessary so that the advisory fee payable does not exceed the Advisory Fee Rates After January 1, 2005. Following are the advisory fee rates before and after January 1, 2005.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

      ADVISORY FEE RATES BEFORE                ADVISORY FEE RATES AFTER
        JANUARY 1, 2005 WAIVER                  JANUARY 1, 2005 WAIVER
------------------------------------------------------------------------------

Global Value
         0.85% of the first $1 billion         0.80% of the first $250 million
       0.80% of amount over $1 billion          0.78% of the next $250 million
                                                0.76% of the next $500 million
                                                0.74% of the next $1.5 billion
                                                0.72% of the next $2.5 billion
                                                0.70% of the next $2.5 billion
                                                0.68% of the next $2.5 billion
                                              0.66% of amount over $10 billion

International Small Company
     0.95% of average daily net assets        0.935% of the first $250 million
                                                0.91% of the next $250 million
                                               0.885% of the next $500 million
                                                0.86% of the next $1.5 billion
                                               0.835% of the next $2.5 billion
                                                0.81% of the next $2.5 billion
                                               0.785% of the next $2.5 billion
                                              0.76% of amount over $10 billion

Mid Cap Basic Value
         0.80% of the first $1 billion        0.745% of the first $250 million
          0.75% of the next $4 billion          0.73% of the next $250 million
   0.70% of the excess over $5 billion         0.715% of the next $500 million
                                                0.70% of the next $1.5 billion
                                               0.685% of the next $2.5 billion
                                                 0.67 of the next $2.5 billion
                                               0.655% of the next $2.5 billion
                                          0.64% of the excess over $10 billion

Premier Equity
       0.80% of the first $150 million         0.75% of the first $150 million
      0.625% of the next $4.85 billion        0.615% of the next $4.85 billion
         0.60% of the next $5 billion*          0.57% of the next $2.5 billion
0.575% of the excess over $10 billion*         0.545% of the next $2.5 billion
                                          0.52% of the excess over $10 billion

Small Cap Equity
     0.85% of average daily net assets        0.745% of the first $250 million
                                                0.73% of the next $250 million
                                               0.715% of the next $500 million
                                                0.70% of the next $1.5 billion
                                               0.685% of the next $2.5 billion
                                                0.67% of the next $2.5 billion
                                               0.655% of the next $2.5 billion
                                          0.64% of the excess over $10 billion

* After fee waiver. This rate includes AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion.

    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the funds is available in the funds' semiannual report to shareholders for the six month period ended June 30, 2005.

PORTFOLIO MANAGERS
The following individuals are jointly and primarily responsible for the day-to-day management of each fund's portfolio:

BASIC BALANCED


- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1999.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1994.

- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.
They are assisted by the advisor's Basic Value and Taxable Investment Grade Bond Teams.

GLOBAL VALUE


- Glen Hilton, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2002. From 2001 to 2002, he was a portfolio manager and senior analyst for Montgomery Asset Management, and from 1997 to 2001 he was an analyst for the same company.

INTERNATIONAL SMALL COMPANY


- Jason T. Holzer (lead manager with respect to the funds investments in Europe and Canada), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 1996.

- Barrett K. Sides (lead manager with respect to the fund's investments in Asia Pacific and Latin America), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 1990.

- Shuxin Cao, Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 1997.

- Borge Endresen, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1999.

- Richard Nield, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2000. Prior to 2000, he was a senior analyst with Ontario Teachers Pension.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

The portfolio managers are assisted by the advisor's Asia Pacific/Latin America and Europe/Canada Teams.

MID CAP BASIC VALUE


- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.

- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.
They are assisted by the Basic Value Team.

PREMIER EQUITY


- Ronald S. Sloan (lead manager of the fund and lead manager of the core sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.

- Lanny H. Sachnowitz (lead manager of the growth sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1987.

- Bret W. Stanley (lead manager of the value sub-portfolio), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.
The lead managers generally have final authority over all aspects of their portions of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead managers may perform these functions, and the nature of these functions, may change from time to time. As the lead manager of the fund, Mr. Sloan determines the percentage allocation of assets among the three style disciplines.

    The lead managers are assisted by the advisor's Mid/Large Cap Core, Large Cap Growth and Basic Value Teams.

SMALL CAP EQUITY


- Juliet S. Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

- Michael Chapman, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank.
They are assisted by the advisor's Small Cap Core/Growth Team.

ALL FUNDS

A lead manager generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

    The teams that assist the portfolio managers may be comprised of portfolio managers, research analysts and other investments professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in the funds, a description of their compensation structure, and information regarding other accounts they manage.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
Basic Balanced expects that its distributions, if any, will consist of both capital gains and ordinary income. Global Value, International Small Company, Mid Cap Basic Value, Premier Equity and Small Cap Equity expect that their distributions, if any, will consist primarily of capital gains.

DIVIDENDS

Basic Balanced generally declares and pays dividends, if any, quarterly. Global Value, International Small Company, Mid Cap Basic Value, Premier Equity and Small Cap Equity generally declare and pay dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS
The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans; and the minimum initial investment requirement for all other investors for which the Institutional Classes of the funds are available is $1 million.

    The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request.

    For a discussion of how investments in IPOs affected Small Cap Equity's Class A performance, see the "Performance Information" section of this prospectus.

    Institutional Class shares of Global Value and International Small Company commenced operations on October 25, 2005, therefore, financial information for such shares is not available.

BASIC BALANCED

                                                                    INSTITUTIONAL CLASS
                                                              --------------------------------
                                                              SIX MONTHS        APRIL 30, 2004
                                                                 ENDED           (DATE SALES
                                                               JUNE 30,         COMMENCED) TO
                                                                 2005            DECEMBER 31,
                                                              (UNAUDITED)            2004
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.86              $11.61
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.09                0.10
==============================================================================================
  Net gains (loss) on securities (both realized and
    unrealized)                                                  (0.00)               0.61
==============================================================================================
    Total from investment operations                              0.09                0.71
==============================================================================================
Less distributions:
  Dividends from net investment income                           (0.10)              (0.13)
----------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               (0.33)
==============================================================================================
    Total distributions                                          (0.10)              (0.46)
==============================================================================================
Net asset value, end of period                                  $11.85              $11.86
______________________________________________________________________________________________
==============================================================================================
Total return(a)                                                   0.78%               6.15%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   11              $   11
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.88%(b)            0.93%(c)
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.91%(b)            0.95%(c)
==============================================================================================
Ratio of net investment income to average net assets              1.63%(b)            1.27%(c)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(d)                                          20%                 64%
______________________________________________________________________________________________
==============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $10,562.
(c) Annualized.
(d) Not annualized for periods less than one year.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

GLOBAL VALUE

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS                                                       DECEMBER 29, 2000
                                                  ENDED                                                         (DATE OPERATIONS
                                                JUNE 30,                   YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                  2005           -------------------------------------------      DECEMBER 31,
                                               (UNAUDITED)        2004             2003      2002      2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 13.28         $ 11.74          $ 9.05    $ 9.85    $10.00         $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      0.06(a)         0.01(a)(b)      0.01(a)  (0.11)(a)  (0.05)(a)          --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.43            2.04            2.89     (0.69)    (0.10)            --
=================================================================================================================================
    Total from investment operations                0.49            2.05            2.90     (0.80)    (0.15)            --
=================================================================================================================================
Less distributions:
  Dividends from net investment income                --           (0.03)          (0.09)    (0.00)    (0.00)            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               --           (0.48)          (0.12)       --        --             --
=================================================================================================================================
    Total distributions                               --           (0.51)          (0.21)    (0.00)    (0.00)            --
=================================================================================================================================
Redemptions fees added to beneficial interest       0.00            0.00              --        --        --             --
=================================================================================================================================
Net asset value, end of period                   $ 13.77         $ 13.28          $11.74    $ 9.05    $ 9.85         $10.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                     3.69%          17.50%          32.15%    (8.08)%   (1.49)%           --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $68,683         $36,092          $9,270    $6,321    $8,725         $1,110
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                  1.69%(d)        2.00%           2.00%     2.00%     1.91%          1.80%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                  1.74%(d)        2.20%           3.12%     2.75%     4.44%         76.90%(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                0.86%(d)        0.10%(b)        0.14%    (1.16)%   (0.52)%         3.91%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                            25%            129%            372%      101%      168%            --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.02) and (0.14)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $51,041,954.
(e) Annualized.
(f) Not annualized for periods less than one year.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

INTERNATIONAL SMALL COMPANY

                                                                               CLASS A
                                     --------------------------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                     SIX MONTHS                                                                        2000
                                        ENDED                                                                    (DATE OPERATIONS
                                      JUNE 30,                       YEAR ENDED DECEMBER 31,                      COMMENCED) TO
                                        2005           ---------------------------------------------------         DECEMBER 31,
                                     (UNAUDITED)         2004            2003          2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                              $  16.17         $  12.08         $  6.91       $ 7.10       $  7.97           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            0.08            (0.03)(a)       (0.04)(a)    (0.06)(a)     (0.08)(a)         (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)        1.11             4.34            5.24        (0.13)        (0.76)            (2.00)
=================================================================================================================================
    Total from investment
      operations                          1.19             4.31            5.20        (0.19)        (0.84)            (2.03)
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                  --            (0.00)          (0.03)          --         (0.03)               --
=================================================================================================================================
  Distributions from net realized
    gains                                   --            (0.22)             --           --            --                --
=================================================================================================================================
    Total distributions                     --            (0.22)          (0.03)          --         (0.03)               --
=================================================================================================================================
Redemptions fees added to shares of
  beneficial interest                     0.00             0.00            0.00           --            --                --
=================================================================================================================================
Net asset value, end of period        $  17.36         $  16.17         $ 12.08       $ 6.91       $  7.10           $  7.97
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                           7.36%           35.83%          75.10%       (2.68)%      (10.48)%          (20.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $350,383         $257,579         $87,269       $9,703       $ 5,202           $ 5,625
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                        1.64%(c)         1.83%           2.00%        2.01%         2.02%             2.11%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements                1.73%(c)         1.85%           2.35%        3.03%         4.55%             6.83%(d)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets            0.91%(c)        (0.19)%         (0.46)%      (0.85)%       (1.12)%           (1.09)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                  27%              87%             93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $335,978,158.
(d) Annualized.
(e) Not annualized for periods less than one year.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

MID CAP BASIC VALUE

                                                                       INSTITUTIONAL CLASS
                                                              -------------------------------------
                                                              SIX MONTHS
                                                                 ENDED             APRIL 30, 2004
                                                               JUNE 30,              (DATE SALES
                                                                 2005               COMMENCED) TO
                                                              (UNAUDITED)         DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 13.17                $11.88
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.00)                (0.02)(a)
---------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.33                  1.30
---------------------------------------------------------------------------------------------------
  Net increase from payment by affiliates                            --                  0.01
===================================================================================================
    Total from investment operations                               0.33                  1.29
===================================================================================================
Net asset value, end of period                                  $ 13.50                $13.17
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                    2.51%                10.86%(c)
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $15,968                $7,530
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.91%(d)              1.03%(e)
---------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.97%(d)              1.05%(e)
===================================================================================================
Ratio of net investment income (loss) to average net assets       (0.04)%(d)            (0.21)%(e)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate(f)                                           13%                   34%
___________________________________________________________________________________________________
===================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.77%.
(d) Ratios are annualized and based on average daily net assets of $11,547,463.
(e) Annualized.
(f) Not annualized for periods less than one year.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

PREMIER EQUITY

                                                                                  INSTITUTIONAL CLASS
                                                              ------------------------------------------------------------
                                                              SIX MONTHS                                    MARCH 15, 2002
                                                                 ENDED               YEAR ENDED              (DATE SALES
                                                               JUNE 30,             DECEMBER 31,            COMMENCED) TO
                                                                 2005           ---------------------        DECEMBER 31,
                                                              (UNAUDITED)        2004           2003             2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  9.95         $ 9.47         $ 7.55           $10.66
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.04(a)        0.10(a)(b)     0.05(a)        ()0.03(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.05)          0.47           1.87            (3.14)
==========================================================================================================================
    Total from investment operations                              (0.01)          0.57           1.92            (3.11)
==========================================================================================================================
Less distributions from net investment income                        --          (0.09)            --               --
==========================================================================================================================
Net asset value, end of period                                  $  9.94         $ 9.95         $ 9.47           $ 7.55
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                   (0.10)%         6.06%         25.43%          (29.17)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $31,670         $2,975         $2,127           $2,255
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.73%(d)       0.58%          0.71%            0.66%(e)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.75%(d)       0.60%          0.72%            0.68%(e)
==========================================================================================================================
Ratio of net investment income to average net assets               0.88%(d)       1.07%(b)       0.62%            0.42%(e)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                                           23%            86%            37%              36%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.09 and 0.92%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $3,468,748.
(e) Annualized.
(f) Not annualized for periods less than one year.

      --------------------------------------------------------------------
        AIM BASIC BALANCED o GLOBAL VALUE o INTERNATIONAL SMALL COMPANY

         MID CAP BASIC VALUE o PREMIER EQUITY o SMALL CAP EQUITY FUNDS
      --------------------------------------------------------------------

SMALL CAP EQUITY

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 29, 2005
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     JUNE 30,
                                                                       2005
                                                                    (UNAUDITED)
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 11.69
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.01)(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 1.07
===================================================================================
    Total from investment operations                                     1.06
===================================================================================
Net asset value, end of period                                        $ 12.75
___________________________________________________________________________________
===================================================================================
Total return(b)                                                          9.07%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $   757
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         0.95%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.06%(c)
===================================================================================
Ratio of net investment income (loss) to average net assets             (0.45)%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                 31%
___________________________________________________________________________________
===================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $308,526.
(d) Not annualized for periods less than one year.

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about the Institutional Classes of all funds, which are offered to certain eligible institutional investors. Consult the fund's Statement of Additional Information for the Institutional Class for details.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class shares.

PURCHASING SHARES

MINIMUM INVESTMENTS PER ACCOUNT

The minimum investments for Institutional Class accounts are as follows:

                                                                INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                               INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined
Contribution Plans                                            $        0     no minimum
Banks acting in a fiduciary or similar capacity, Collective
and Common Trust Funds, Banks and Broker-Dealers acting for
their own account or Foundations and Endowments                1 million     no minimum
Defined Contribution Plans (Corporate, Non-profit or
Governmental)                                                 10 million     no minimum
----------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                    OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor         Contact your financial advisor.               Same
                                    The financial advisor should mail your
                                    completed account application to the
                                    transfer agent,
                                    AIM Investment Services, Inc.,
                                    P.O. Box 0843,
                                    Houston, TX 77210-0843.
                                    The financial advisor should call the
                                    transfer agent at (800) 659-1005 to
                                    receive a reference number.
                                    Then, use the following wire instructions:

                                    Beneficiary Bank
                                    ABA/Routing #: 113000609
                                    Beneficiary Account Number: 00100366732
                                    Beneficiary Account Name: AIM Investment
                                    Services, Inc.
                                    RFB: Fund Name, Reference #
                                    OBI: Your Name, Account #

By Telephone                        Open your account as described above.         Call the transfer agent at (800) 659-1005
                                                                                  and wire payment for your purchase order
                                                                                  in accordance with the wire instructions
                                                                                  noted above.
----------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or reinvested in the same fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

A I M Distributors, Inc. (ADI) or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments

INSTCL--10/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

from their own resources and from ADI's retention of underwriting concessions. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when it makes these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on the average daily net assets of the applicable funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.10% per annum of those assets during a defined period. Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds

                                                                   INSTCL--10/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

 as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".
INSTCL--10/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

REDEEMING SHARES

REDEMPTION FEE
You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

                                                                   INSTCL--10/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor            Contact your financial advisor.

                                       Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the
                                       customary trading session of the New York Stock Exchange
                                       (NYSE) on days the NYSE is open for business in order to
                                       effect the redemption at that day's closing price.

By Telephone                           A person who has been authorized in the account application to effect transactions may make redemptions by telephone.
                                       You must call the transfer agent before the close of the
                                       customary trading session of the NYSE on days the NYSE is
                                       open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after we accept your request to redeem.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTIONS IN KIND
Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right determine in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS
If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under most circumstances, exchange Institutional Class shares in one fund for Institutional Class shares of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

INSTCL--10/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------


    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares on each day the NYSE is open for business, prior to the close of the customary trading session or any earlier NYSE closing time that day. The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under
                                                                   INSTCL--10/05

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

INSTCL--10/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or


BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com
THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
ON FORM N-Q, ARE ALSO AVAILABLE AT
http://www.aiminvestments.com.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Basic Balanced Fund
   AIM Global Value Fund
   AIM International Small Company Fund
   AIM Mid Cap Basic Value Fund
   AIM Premier Equity Fund
   AIM Small Cap Equity Fund
   SEC 1940 Act file number: 811-1540

----------------------------------------

AIMinvestments.com     AFG-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                 AIM FUNDS GROUP
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE INSTITUTIONAL CLASSES OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM FUNDS GROUP LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INSTITUTIONAL CLASS SHARES OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF THE PROSPECTUS FOR THE FUNDS LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 659-1000

                                   ----------

     THIS STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 25, 2005, RELATES TO THE FOLLOWING PROSPECTUS FOR THE FUNDS NAMED BELOW:

                           FUND                                    DATED
                           ----                              ----------------
AIM BASIC BALANCED FUND - INSTITUTIONAL CLASS                OCTOBER 25, 2005
AIM GLOBAL VALUE FUND - INSTITUTIONAL CLASS                  OCTOBER 25, 2005
AIM INTERNATIONAL SMALL COMPANY FUND - INSTITUTIONAL CLASS   OCTOBER 25, 2005
AIM MID CAP BASIC VALUE FUND - INSTITUTIONAL CLASS           OCTOBER 25, 2005
AIM PREMIER EQUITY FUND - INSTITUTIONAL CLASS                OCTOBER 25, 2005
AIM SMALL CAP EQUITY FUND - INSTITUTIONAL CLASS              OCTOBER 25, 2005

                                 AIM FUNDS GROUP
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST......................................      1
   Fund History..........................................................      1
   Shares of Beneficial Interest.........................................      1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.................      3
   Classification........................................................      3
   Investment Strategies and Risks.......................................      3
      Equity Investments.................................................      5
      Foreign Investments................................................      6
      Debt Investments...................................................      8
      Other Investments..................................................      9
      Investment Techniques..............................................     10
      Derivatives........................................................     16
      Additional Securities or Investments Techniques....................     22
   Fund Policies.........................................................     22
   Temporary Defensive Positions.........................................     24
   Portfolio Turnover....................................................     24
   Policies and Procedures for Disclosure of Fund Holdings...............     25

MANAGEMENT OF THE TRUST..................................................     28
   Board of Trustees.....................................................     28
   Management Information................................................     28
      Trustee Ownership of Portfolio Shares..............................     31
      Approval of Investment Advisory Agreements and Summary of
         Independent Written Fee Evaluation..............................     31
   Compensation..........................................................     49
      Retirement Plan For Trustees.......................................     49
      Deferred Compensation Agreements...................................     49
      Purchase of Class A Shares of the Funds at Net Asset Value.........     50
   Codes of Ethics.......................................................     50
   Proxy Voting Policies.................................................     50

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................     50

INVESTMENT ADVISORY AND OTHER SERVICES...................................     50
   Investment Advisor....................................................     50
      Portfolio Managers.................................................     53
      Securities Lending Arrangements....................................     53
   Service Agreements....................................................     54
   Other Service Providers...............................................     54

BROKERAGE ALLOCATION AND OTHER PRACTICES.................................     55
   Brokerage Transactions................................................     55
   Commissions...........................................................     55
   Broker Selection......................................................     56
   Directed Brokerage (Research Services)................................     59
   Regular Brokers.......................................................     59
   Allocation of Portfolio Transactions..................................     59
   Allocation of Equity Initial Public Offering ("IPO") Transactions.....     59

PURCHASE, REDEMPTION AND PRICING OF SHARES...............................     59
   Transactions through Financial Intermediaries.........................     59
   Purchase and Redemption of Shares.....................................     60
   Offering Price........................................................     61
   Redemptions In Kind...................................................     62
   Backup Withholding....................................................     63

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.................................     63
   Dividends and Distributions...........................................     63
   Tax Matters...........................................................     64

DISTRIBUTION OF SECURITIES...............................................     71
   Distributor...........................................................     71

CALCULATION OF PERFORMANCE DATA..........................................     73

PENDING LITIGATION.......................................................     79

APPENDICES:

RATINGS OF DEBT SECURITIES...............................................    A-1

EXAMPLES OF PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS
   ON AN ONGOING BASIS...................................................    B-1

TRUSTEES AND OFFICERS....................................................    C-1

TRUSTEE COMPENSATION TABLE...............................................    D-1

PROXY POLICIES AND PROCEDURES............................................    E-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................    F-1

MANAGEMENT FEES..........................................................    G-1

PORTFOLIO MANAGERS ......................................................    H-1

ADMINISTRATIVE SERVICES FEES.............................................    I-1

BROKERAGE COMMISSIONS....................................................    J-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES

OF REGULAR BROKERS OR DEALERS............................................    K-1

PERFORMANCE DATA.........................................................    L-1

PENDING LITIGATION.......................................................    M-1

FINANCIAL STATEMENTS.....................................................     FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Funds Group (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of eight separate portfolios: AIM Basic Balanced Fund, AIM European Small Company Fund, AIM Global Value Fund, AIM International Small Company Fund, AIM Mid Cap Basic Value Fund, AIM Premier Equity Fund, AIM Select Equity Fund and AIM Small Cap Equity Fund (each a "Fund" and collectively the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     The Trust was originally organized on October 30, 1984, as a Massachusetts business trust. The Trust reorganized as a Delaware business trust on October 15, 1993. The following Portfolios were included in the reorganization: AIM Select Equity Fund and AIM Premier Equity Fund. In addition, on October 15, 1993, AIM Balanced Fund acquired all the assets and assumed all of the liabilities of AIM Convertible Securities Fund, Inc., a Maryland corporation. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). Prior to July 13, 2001, AIM Select Equity Fund was known as AIM Select Growth Fund, and prior to May 1, 1998, such Fund was known as AIM Growth Fund. Each of the other Funds commenced operations as a series of the Trust. Prior to July 1, 2002, AIM Premier Equity Fund was known as AIM Value Fund. Prior to April 30, 2003, AIM Global Value Fund was known as AIM Worldwide Spectrum Fund. Prior to December 30, 2004, AIM International Small Company Fund was known as AIM International Emerging Growth Fund. On July 18, 2005, AIM Basic Balanced Fund acquired all the assets of AIM Balanced Fund and AIM Total Return Fund.

SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board primarily on the basis of relative net assets, or other relevant factors.

     Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.

     Each Fund offers separate classes of shares as follows:

                                                                               INVESTOR   INSTITUTIONAL
              FUND                     CLASS A   CLASS B   CLASS C   CLASS R     CLASS        CLASS
              ----                     -------   -------   -------   -------   --------   -------------
AIM Basic Balanced Fund                   X         X         X         X          X            X
AIM Global Value Fund                     X         X         X         X                       X

AIM International Small Company Fund      X         X         X         X                       X
AIM Mid Cap Basic Value Fund              X         X         X         X                       X
AIM Premier Equity Fund                   X         X         X         X                       X
AIM Small Cap Equity Fund                 X         X         X         X                       X

     This Statement of Additional Information relates solely to the Institutional Classes of the Funds. The Institutional Class shares of the Funds are intended for use by certain eligible institutional investors, including the following:

     -    banks and trust companies acting in a fiduciary or similar capacity;

     -    bank and trust company common and collective trust funds;

     -    banks and trust companies investing for their own account;

     - entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies);

     -    retirement plans;

     - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement; and

     -    proprietary asset allocation funds.

     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

     Each share of a Fund has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

     Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility; however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in an action by or in the right of the Trust. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

     SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. Each of the Funds other than AIM International Small Company Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

     The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R). The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                        FUND
                                         ------------------------------------------------------------------
                                                                               AIM
                                            AIM       AIM         AIM        MID CAP     AIM         AIM
                                           BASIC    GLOBAL   INTERNATIONAL    BASIC    PREMIER      SMALL
                                         BALANCED    VALUE   SMALL COMPANY    VALUE     EQUITY   CAP EQUITY
SECURITY/INVESTMENT TECHNIQUE              FUND      FUND         FUND         FUND      FUND       FUND
-----------------------------            --------   ------   -------------   -------   -------   ----------
                                             EQUITY INVESTMENTS

Common Stock                                 X         X           X            X         X          X
Preferred Stock                              X         X           X            X         X          X
Convertible Securities                       X         X           X            X         X          X
Alternative Entity Securities                X         X           X            X         X          X

                                            FOREIGN INVESTMENTS

Foreign Securities                           X         X           X            X         X          X
Foreign Government Obligations               X         X           X            X         X          X
Foreign Exchange Transactions                X         X           X            X         X          X

                                              DEBT INVESTMENTS

U.S. Government Obligations                  X         X           X            X         X          X
Mortgage-Backed and Asset-Backed             X
   Securities
Collateralized Mortgage Obligations
Investment Grade Corporate Debt              X         X           X            X         X          X
   Obligations

Junk Bonds
Liquid Assets                                X         X           X            X         X          X

                                             OTHER INVESTMENTS

REITs                                        X         X           X            X         X          X
Other Investment Companies                   X         X           X            X         X          X
Defaulted Securities
Municipal Forward Contracts
Variable or Floating Rate Instruments
Indexed Securities
Zero-Coupon and Pay-in-Kind Securities
Synthetic Municipal Instruments

                                           INVESTMENT TECHNIQUES

Delayed Delivery Transactions                X         X           X            X         X          X
When-Issued Securities                       X         X           X            X         X          X
Short Sales                                  X         X           X            X         X          X
Margin Transactions
Swap Agreements                              X         X           X            X         X          X
Interfund Loans                              X         X           X            X         X          X
Borrowing                                    X         X           X            X         X          X

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                        FUND
                                         ------------------------------------------------------------------
                                                                               AIM
                                            AIM       AIM         AIM        MID CAP     AIM         AIM
                                           BASIC    GLOBAL   INTERNATIONAL    BASIC    PREMIER      SMALL
                                         BALANCED    VALUE   SMALL COMPANY    VALUE     EQUITY   CAP EQUITY
SECURITY/INVESTMENT TECHNIQUE              FUND      FUND         FUND        FUND       FUND       FUND
-----------------------------            --------   ------   -------------   -------   -------   ----------
Lending Portfolio Securities                 X         X           X            X         X           X
Repurchase Agreements                        X         X           X            X         X           X
Reverse Repurchase Agreements                X         X           X            X         X           X
Dollar Rolls                                 X
Illiquid Securities                          X         X           X            X         X           X
Rule 144A Securities                         X         X           X            X         X           X
Unseasoned Issuers                           X         X           X            X         X           X
Portfolio Transactions
Sale of Money Market Securities
Standby Commitments

                                                DERIVATIVES

Equity-Linked Derivatives                    X         X           X            X         X           X
Put Options                                  X         X           X            X         X           X
Call Options                                 X         X           X            X         X           X
Straddles                                    X         X           X            X         X           X
Warrants                                     X         X           X            X         X           X
Futures Contracts and Options on             X         X           X            X         X           X
Futures Contracts
Forward Currency Contracts                   X         X           X            X         X           X
Cover                                        X         X           X            X         X           X

                               ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Investments in Entities with                 X         X           X            X         X           X
Relationships with the Funds/Advisors

Equity Investments

     COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

     The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

     The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

     ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to the equivalent of common or preferred stock of corporations.

Foreign Investments

     FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

     Each Fund may invest up to 25% of its total assets (at least 80% of total assets for AIM International Small Company Fund and up to 80% of total assets for AIM Global Value Fund) in foreign securities.

     Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

     Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

     Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     Risks of Developing Countries. AIM International Small Company Fund may invest up to 35%, AIM Global Value Fund may invest up to 20% and AIM Basic Balanced Fund, AIM Mid Cap Basic Value Fund, AIM Premier Equity Fund and AIM Small Cap Equity Fund may each invest up to 5% of their total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

     FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interests or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities both of which are generally below investment grade, are sometimes referred to as "Brady Bonds."

     FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

     Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

     The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

     U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if one issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by

FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

     Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.


     INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

     Descriptions of debt securities ratings are found in Appendix A.

     LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, and municipal obligations).

Other Investments

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

     To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

     To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

     OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

     The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Investment Techniques

     DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

     Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement.

Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

     A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

     WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

     Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

     Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

     A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

     MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

     SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


     AIM Basic Balanced Fund may enter into Credit Default Swaps ("CDS"). A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party would assume the risk of a referenced debt obligation in the event of default. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or on a basket of securities. AIM Basic Balanced Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). Alternatively, AIM Basic Balanced Fund may sell a CDS ("sell protection") in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.

     CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. AIM Basic Balanced Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities

     As a buyer of a CDS, AIM Basic Balanced Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, AIM Basic Balanced Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value", of the reference obligation to AIM Basic Balanced Fund. AIM Basic Balanced Fund may already own the reference bonds or may purchase a deliverable bond in the market.

Alternatively, the two counterparties may agree to cash settlement. If no event of default occurs, AIM Basic Balanced Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.

     As a seller of CDS, AIM Basic Balanced Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, AIM Basic Balanced Fund would pay the buyer par, and, in return, AIM Basic Balanced Fund would receive deliverable bonds. Alternatively, if cash settlement is elected, AIM Basic Balanced Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, AIM Basic Balanced Fund receives the cash flow payment over the life of the agreement.

     Risks of CDS include the risk that a counterparty may default on amounts owed to AIM Basic Balanced Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.

     Credit Derivatives may create covered or uncovered exposure to AIM Basic Balanced Fund. AIM Basic Balanced Fund generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying AIM Basic Balanced Fund's economic exposure and would limit risks of leveraging. For example, AIM Basic Balanced Fund may sell protection on a Reference Entity bearing the risk of delivering par to the counterparty. AIM Basic Balanced Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.

     CDS agreements are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. AIM Basic Balanced Fund's obligation or rights will be the net amount owed to or by the counterparty. AIM Basic Balanced Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and AIM Basic Balanced Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. AIM Basic Balanced Fund will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that counterparty would exceed 5% of AIM Basic Balanced Fund's net assets determined on the date the CDS is entered into.

CDS Options

     AIM Basic Balanced Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

     For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

     INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

     BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

     LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

     A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.


     REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

     The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

     DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enters into dollar roll transactions to enhance their return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

     ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

     Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investments in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investments in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

     The Funds may each invest in forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies, and therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

     PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

     A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

     Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

     Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment or any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

     A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

     If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

     Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

     A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

     Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

     Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

     STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of each Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

     A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

     The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," from and to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

     Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

     Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

     FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

     Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

     Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

     (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or, forward currency contract at any particular time.

     (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investments Techniques

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. The Fund may invest securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Fund;
(ii) entities that rate or rank the AIM Funds; (ii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Fund will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

FUND POLICIES

     FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM International Small Company Fund is not subject to restriction (1). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

     (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds except AIM International Small Company Fund is not subject to restriction (1). They may be changed for any Fund without approval of that Fund's voting securities.

     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds, subject to the terms and conditions of any exemptive orders issued by the SEC.

     (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

     (8) AIM International Small Company Fund normally invests at least 80% of its assets in securities of small international companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (9) AIM Mid Cap Basic Value Fund normally invests at least 80% of its assets in securities of mid-capitalization companies that offer potential for capital growth. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (10) AIM Premier Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

     (11) AIM Small Cap Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.


TEMPORARY DEFENSIVE POSITIONS

     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents, or high-quality debt obligations. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

PORTFOLIO TURNOVER

AIM Global Value Fund's portfolio turnover rate decreased from 372% in 2003 to 129% in 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in early 2002. This would have increased the turnover for 2003; since then the fund's portfolio turnover level has returned to its normal level.

     AIM Premier Equity Fund's portfolio turnover rate increased from 37% in 2003 to 86% in 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in April of 2004.


POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

     PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on www.aiminvestments.com(3):

                                          APPROXIMATE DATE OF WEBSITE      INFORMATION REMAINS POSTED ON
            INFORMATION                             POSTING                           WEBSITE
-----------------------------------   ----------------------------------   -----------------------------
Top ten holdings as of month end      15 days after month end              Until replaced with the
                                                                           following month's top ten
                                                                           holdings

Select holdings included in the       29 days after calendar quarter end   Until replaced with the
Fund's Quarterly Performance Update                                        following quarter's Quarterly
                                                                           Performance Update

Complete portfolio holdings as of     30 days after calendar quarter end   For one year
calendar quarter end

Complete portfolio holdings as of     60-70 days after fiscal quarter      For one year
fiscal quarter end                    end

     These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or her designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM

----------
(3) To locate the Fund's portfolio holdings information on www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

     AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

     AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

     The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Funds, and the Funds' subadvisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

     From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

     DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGER PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

     AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust and their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.

     The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward
K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis, Raymond Stickel, Jr. and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) appoint independent auditors for the Funds; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent auditors; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended December 31, 2004, the Audit Committee held eight meetings.

     The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i)recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance

Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and
(xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2004, the Compliance Committee held two meetings.

     The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Jack M. Fields (Vice Chair), and Gerald J. Lewis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2004, the Governance Committee held seven meetings.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock, Soll, and Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended December 31, 2004, the Investments Committee held eight meetings.

     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

     The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll and Mark H. Williamson (Chair) and Miss Quigley. The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended December 31, 2004, the Valuation Committee held two meetings.

     The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden (Vice Chair), Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the Funds concerning alleged excessive short term trading in shares of the Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2004, the Special Market Timing Litigation Committee held seven meetings.

Trustee Ownership of Portfolio Shares

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

Approval of Investment Advisory Agreements and Summary of Independent Written Fee Evaluation

     The Board oversees the management of each Fund and, as required by law, determines annually whether to approve the continuance of each Fund's advisory agreement with AIM. Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between each Fund and AIM for another year, effective July 1, 2005.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of each Fund's Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of each Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One of the responsibilities of the Senior Officer of the Funds, who is independent of AIM and AIM's affiliates, is to manage the process by which the Funds' proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of each Fund's Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that each Fund's Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under each Fund's Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

AIM BASIC BALANCED FUND

     - The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

     - The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

     - The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one and three calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

     - The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one and three calendar years against the performance of the Lipper Balanced Fund Index. The Board noted that the Fund's performance was below the performance of such Index for the one year period and comparable to the Index performance for the three year period. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for management and the Board to continue to closely monitor the performance of the Fund.

     - Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

     - Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

     - Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not serve as an advisor to other mutual funds or other clients with investment strategies comparable to those of the Fund.

     - Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

     - Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until December 31, 2009. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the voluntary nature of this fee waiver/expense limitation and noted that it can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

     - Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes two breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

     - Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

     - Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

     - Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

     - AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

     - Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

     - Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM GLOBAL VALUE FUND

     - The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

     - The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

     - The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one and three calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the three year period was above the median performance of such comparable funds and below such median performance for the one year period. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

     - The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one and three calendar years against the performance of the Lipper Global Multi-Cap Value Index. The Board noted that the Fund's performance for the three-year period was above the performance of such Index and comparable to the Index performance for the one year period. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

     - Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

     - Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

     - Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not serve as an advisor to other mutual funds or other clients with investment strategies comparable to those of the Fund.

     - Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

     - Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through December 31, 2005 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until December 31, 2005. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

     - Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes one breakpoint. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes a breakpoint. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoint. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

     - Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

     - Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

     - Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

     - AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

     - Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

     - Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM INTERNATIONAL SMALL COMPANY FUND

     - The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

     - The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

     - The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one and three calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was above the median performance of such comparable funds. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

     - The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one and three calendar years against the performance of the Lipper International Small/Medium Growth Index. The Board noted that the Fund's performance in such periods was above the performance of such Index. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

     - Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

     - Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

     - Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not serve as an advisor to other mutual funds or other clients with investment strategies comparable to those of the Fund.

     - Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

     - Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until December 31, 2009. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through December 31, 2005 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until December 31, 2005. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

     - Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

     - Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

     - Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

     - Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

     - AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

     - Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

     - Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM MID CAP BASIC VALUE FUND

     - The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

     - The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

     - The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one and three calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

     - The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one and three calendar years against the performance of the Lipper Mid-Cap Value Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

     - Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

     - Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

     - Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not serve as an advisor to other mutual funds or other clients with investment strategies comparable to those of the Fund.

     - Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

     - Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until December 31, 2009. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the voluntary nature of this fee waiver/expense limitation and noted that it can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

     - Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes two breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

     - Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

     - Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

     - Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

     - AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

     - Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

     - Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM PREMIER EQUITY FUND

     - The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

     - The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

     - The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board noted that AIM has acknowledged that the Fund continues to require a long-term solution to its under-performance, and that management is continuing to closely monitor the performance of the Fund and analyze various possible long-term solutions. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

     - The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Large-Cap Core Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board noted that AIM has acknowledged that the Fund continues to require a long-term solution to its under-performance, and that management is continuing to closely monitor the performance of the Fund and analyze various possible long-term solutions. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

     - Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

     - Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

     - Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that, based on the Fund's current assets and taking account of the breakpoint in the Fund's advisory fee schedule, this rate (i) was comparable to the advisory fee rates for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; and (ii) was lower than the advisory fee rates for three offshore funds for which an affiliate of AIM serves as advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

     - Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

     - Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board noted that AIM also has contractually agreed to waive an additional 0.02% of the Fund's advisory fees through June 30, 2006. The Board considered the contractual nature of these fee waivers and noted that they remain in effect until June 30, 2006. The Board considered the effect these fee waivers would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

     - Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes one breakpoint. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes a breakpoint. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

     - Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

     - Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable. The Board also considered the Senior Officer's recommendation that the Board consider an additional fee waiver for the Fund due to the Fund's under-performance. The Board concluded that such a fee waiver in the amount of 0.02% of the Fund's advisory fees was appropriate for the Fund and requested such a fee waiver from AIM. The Board noted that AIM has agreed to this fee waiver, as discussed above.

     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

     - Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

     - AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

     - Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

     - Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM SMALL CAP EQUITY FUND

     - The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

     - The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

     - The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one and three calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

     - The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one and three calendar years against the performance of the Lipper Small-Cap Core Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

     - Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

     - Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

     - Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was the same as the advisory fee rates for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

     - Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

     - Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board considered the effect this fee waiver would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

     - Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

     - Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

     - Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

     - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

     - Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

     - AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

     - Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

     - Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004 is found in Appendix D.

Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

     The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefit will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

     Messrs. Crockett, Dunn, Fields, Frischling, Sklar and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

     The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution.

CODES OF ETHICS

     AIM, the Trust and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the Funds within the AIM Family of Funds(R) ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by a Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to AIM, the Fund's investment advisor. AIM will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

     Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2005 is available at our website, http://www.aiminvestments.com. This information is also available at the SEC website, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

     As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

     AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

     The Advisory Agreement provides that a Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

     Pursuant to its Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, indicated in second column below, based on the average daily net assets of each Fund during the year.

     Effective January 1, 2005, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committed Until Date set forth in the fourth column.

                                                                                                        MAXIMUM
                                                                                                      ADVISORY FEE
                                   ANNUAL RATE/NET ASSETS             MAXIMUM ADVISORY FEE          RATES COMMITTED
          FUND NAME                PER ADVISORY AGREEMENT          RATE AFTER JANUARY 1, 2005          UNTIL DATE
          ---------            -----------------------------   ---------------------------------   -----------------
AIM Basic Balanced Fund        0.65% of the first $1 billion   0.62% of the first $250 million     December 31, 2009
                               0.60% of the next $4 billion    0.605% of the next $250 million
                               0.55% of amount over $5         0.59% of the next $500 million
                               billion                         0.575% of the next $1.5 billion
                                                               0.56% of the next $2.5 billion
                                                               0.545% of the next $2.5 billion
                                                               0.53% of the next $2.5 billion
                                                               0.515% of amount over $10 billion

AIM Global Value Fund          0.85% of the first $1 billion   0.80% of the first $250 million       June 30, 2006
                               0.80% of amount over $1         0.78% of the next $250 million
                               billion                         0.76% of the next $500 million
                                                               0.74% of the next $1.5 billion
                                                               0.72% of the next $2.5 billion
                                                               0.70% of the next $2.5 billion
                                                               0.68% of the next $2.5 billion
                                                               0.66% of amount over $10 billion

AIM International Small        0.95% of average daily  net     0.935% of the first $250 million    December 31, 2009
Company Fund                   assets                          0.91% of the next $250 million
                                                               0.885% of the next $500 million
                                                               0.86% of the next $1.5 billion
                                                               0.835% of the next $2.5 billion
                                                               0.81% of the next $2.5 billion
                                                               0.785% of the next $2.5 billion
                                                               0.76% of amount over $10 billion

AIM Mid Cap Basic Value Fund   0.80% of the first $1           0.745% of the first $250 million    December 31, 2009
                               billion                         0.73% of the next $250 million
                               0.75% of the next $4 billion    0.715% of the next $500 million
                               0.70% of amount over $5         0.70% of the next $1.5 billion
                               billion                         0.685% of the next $2.5 billion
                                                               0.67% of the next $2.5 billion
                                                               0.655% of the next $2.5 billion
                                                               0.64% of amount over $10 billion

AIM Premier Equity Fund        0.80% of the first $150         0.75% of the first $150 million     December 31, 2009
                               million                         0.615% of the next $4.85 billion
                               0.625% of amount over $150      0.57% of the next $2.5 billion
                               million                         0.545% of the next $2.5 billion
                                                               0.52% of amount over $10 billion

AIM Small Cap Equity Fund      0.85% of all assets             0.745% of the first $250 million    December 31, 2009
                                                               0.73% of the next $250 million
                                                               0.715% of the next $500 million
                                                               0.70% of the next $1.5 billion
                                                               0.685% of the next $2.5 billion
                                                               0.67% of the next $2.5 billion
                                                               0.655% of the next $2.5 billion
                                                               0.64% of amount over $10 billion

     AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

     AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund.

Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

     AIM has contractually agreed through December 31, 2005, to limit total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from each Fund's day-to-day operations), or items designated as such by each Fund's Board; (v) expenses related to a merger or reorganization, as approved by each Fund's Board; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' shares to the extent necessary to limit the total operating expenses as follows:

                FUND                   EXPENSE LIMITATION
                ----                   ------------------
AIM Global Value Fund
   Institutional Class Shares                 1.65%
AIM International Small Company Fund
   Institutional Class Shares                 1.65%

Such contractual fee waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

     The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix G.

Portfolio Managers

     Appendix H contains the following information regarding the portfolio managers identified in each Fund's prospectus:

     -    The dollar range of the manager's investments in each Fund.

     -    A description of the manager's compensation structure.

     - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

     If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

     Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix I.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. AIM Investment Services, Inc., ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer agent for the Funds.

     The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee equal to $2.00 per trade executed, to be billed monthly, plus certain out of pocket expenses. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust (including a limitation on the amount of any fee payable to an intermediary of 0.10% of the average net assets held in accounts serviced by such intermediary). These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under, "Administrative and Processing Support Payments," below.

     It is anticipated that most investors will perform their own subaccounting.

     CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

     The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

     AUDITORS. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the independent trustees of the Board.

     COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

     AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     Brokerage commissions paid by each of the Funds during the last three fiscal years ended December 31 are found in Appendix J.

COMMISSIONS

     During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated

Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     AIM's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Funds, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

     AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

     AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

     3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

     AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

     -    proprietary research created by the Broker executing the trade, and

     - other products created by third parties that are supplied to AIM through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

     AIM also uses soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

     AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

     Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2004 are found in Appendix K.

REGULAR BROKERS

     Information concerning the Funds' acquisition of securities of their regular Brokers during the last fiscal year ended December 31, 2004 is found in Appendix K.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF EQUITY INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

     Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity IPOs. Purchases of equity IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. AIM shall combine indications of interest for equity IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, AIM shall allocate such transactions in accordance with the following procedures:

     AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular equity IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. AIM will allocate equity securities issued in IPOs to eligible AIM Funds and accounts on a pro rata basis based on order size.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

     If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; and (iii) system inability to provide Letter of Intent privileges. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

     Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

     Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AIS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

     A financial intermediary may submit a written request to AIS for correction of transactions involving Fund shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

     An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

     Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation.

     AIS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

     Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts in such plans.

     AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received the purchase or redemption order when the

Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by a Fund's authorized agent or its designee.

     ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

     Shares of the Institutional Class of a Fund are offered at net asset value.

Calculation of Net Asset Value

     Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

     Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the independent pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

     Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTIONS IN KIND

     Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

     Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

     Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

     An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to the Fund;

     2.   the IRS notifies the Fund that the investor furnished an incorrect
          TIN;

     3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

     4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

     Investors should contact the IRS if they have any questions concerning withholding.

     IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

     NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

     It is the present policy of each Fund, except for AIM Basic Balanced Fund, to declare and pay annually net investment income dividends and capital gain distributions. It is the present policy of AIM

Basic Balanced Fund to declare and pay quarterly net investment income dividends and declare and pay annually capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the

Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a fund may make an election to treat such gain or loss as capital.

     Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

     Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

     Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

     PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

     The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent discussed below.

     A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forward) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

     Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

     Dividends paid by a Fund will not be eligible for the dividends received deduction when received by a corporation that has not held its shares of a Fund for at least 46 days during the 91-day period beginning 45 days before the date on which the shares become ex-dividend and will not be treated as qualified dividend income when received by an individual or other noncorporate shareholder who has not held its shares of a Fund for at least 61 days during the 121-day period beginning 60 days before the date on which the shares become ex-dividend.

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

     Distributions by a Fund that are not from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

     BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares -- Backup Withholding."

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

     As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends short-term capital gain dividends, interest-related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election, but, may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

     Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

     Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of decedents dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

     FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

     If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

     Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on October 13, 2005. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTOR

     The Trust has entered into master distribution agreements as amended, relating to the Funds (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

     The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

     The Trust (on behalf of the Institutional Classes) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

     AIM Distributors, or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM Funds. ADI Affiliates make these payments from their own resources, from AIM Distributors' retention of underwriting concessions. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM Funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.

     In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

     REVENUE SHARING PAYMENTS. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM Funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM Funds on the financial advisor's funds sales system, placing AIM Funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM Funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor.

     The revenue sharing payments ADI Affiliates make may be calculated on the average daily net assets of the applicable AIM Funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.10% per annum of those assets during a defined period. Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts.

     ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.10% of average annual assets.

     OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ADI Affiliates make payments for entertainment events they deem appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

     ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM Funds or retain shares of AIM Funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM Funds with respect to those assets.

     In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM Funds, as well as about fees and/or commissions it charges.

                         CALCULATION OF PERFORMANCE DATA

     Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

     The standard formula for calculating average annual total return is as follows:

                                   P(1+T)(n)=ERV

Where   P   = a hypothetical initial payment of $1,000;

        T   = average annual total return (assuming the  applicable  maximum sales load is deducted at the beginning of the one, five or ten year periods);

        n   = number of years; and

        ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the one, five or ten year periods (or fractional portion of such period).

     The average annual total returns for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix L.

     Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

     Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Institutional Class shares does not reflect a deduction of any sales charge, since that class is sold and redeemed at net asset value.

     A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

     Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                  P(1+U)(n)=ERV

Where    P  = a hypothetical initial payment of $1,000;

         U = average annual total return assuming payment of only a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

         n  = number of years; and

        ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

     Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where   P   = a hypothetical initial payment of $1,000.

        V   = cumulative total return assuming payment of all of, a stated
              portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

        ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

     The cumulative total returns for each Fund, with respect to its Institutional Class shares for the one, five, and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix L.

Calculation of Certain Performance Data

     AIM Basic Balanced Fund, AIM Global Value Fund, AIM International Small Company Fund, AIM Mid Cap Basic Value Fund and AIM Small Cap Equity Fund also may use a restated or blended performance calculation to derive certain performance data shown for their Institutional Class shares in this Statement of Additional Information and in each Fund's advertisements and other sales material. If a Fund's Institutional Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of such Fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. If a Fund's Institutional Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of such Fund's Institutional Class shares since their inception and the restated historical performance of such Fund's Class A shares (for periods prior to the inception of such Fund's Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. If a Fund's Institutional Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of such Fund's Institutional Class shares.

     A restated or blended performance calculation may be used to derive (i) the Funds' standardized average annual total returns over a stated period and (ii) the Funds' non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotation

     A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

     The standard formula for calculating average annual total return (after taxes on distributions) is:

                               P(1+T)(n) = ATV(D)

Where   P      = a hypothetical initial payment of $1,000;

        T      = average annual total return (after taxes on distributions);

        n      = number of years; and

        ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

     Standardized average annual total return (after taxes on distributions) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

     The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

     The average annual total returns (after taxes on distributions) for each Fund, with respect to its Institutional Class shares for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix L.

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

     A Fund's average annual total return (after taxes on distributions and redemption) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

     The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                               P(1+T)(n) = ATV(DR)

Where   P       = a hypothetical initial payment of $1,000;

        T       = average annual total return (after taxes on distributions and redemption);

        n       = number of years; and

        ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

     Standardized average annual total return (after taxes on distributions and redemption) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

     The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effects of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

     The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

     The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

     The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Institutional Class shares for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix L.

Yield Quotation

     Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

     Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

     The standard formula for calculating yield for each Fund is as follows:

                        YIELD = 2[((a-b)/(c x d)+1)(6)-1]

Where   a = dividends and interest earned during a stated 30-day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

        b = expenses accrued during period (net of reimbursements).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period.

     The yield for the AIM Basic Balanced Fund for the 30 day period ended December 31, 2004 is found in Appendix L.

Performance Information

     All advertisements for the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

     From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

     The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

     Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age
Barron's
Best's Review
Bloomberg
Broker World
Business Week
Changing Times
Christian Science Monitor
Consumer Reports
Economist
FACS of the Week
Financial Planning
Financial Product News
Financial Services Week
Financial World
Forbes
Fortune
Hartford Courant Inc.
Institutional Investor
Insurance Forum
Insurance Week
Investor's Business Daily
Journal of the American Society of CLU & ChFC
Kiplinger Letter
Money
Mutual Fund Forecaster
Nation's Business
New York Times
Pension World

Pensions & Investments
Personal Investor
Philadelphia Inquirer
The Bond Buyer
USA Today
U.S. News & World Report
Wall Street Journal
Washington Post
CNN
CNBC
PBS

     Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

     Bank Rate Monitor
     Bloomberg
     Factset Data Systems
     Lipper, Inc.
     Morningstar, Inc.
     Standard & Poor's
     Strategic Insight
     Thompson Financial

     Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

     Lehman U.S. Aggregate Bond Index
     Lipper Balanced Fund Index
     Lipper Large Cap Core Fund Index
     Lipper Mid Cap Value Fund Index
     Lipper Small Cap Core Fund Index
     Russell 2000(R) Index
     Russell 1000(R) Value Index
     Russell Mid Cap Value Index
     Standard & Poor's 500 Stock Index
     Standard & Poor's Small Cap 600 Index

     Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

     10 year Treasury Notes
     90 day Treasury Bills

     Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

     From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing), variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                               PENDING LITIGATION

     Regulatory Action Alleging Market Timing

     On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

     If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC ("AMVESCAP"), from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is not assurance that such exemptive relief will be granted.

     On May 31, 2005, the defendants removed this lawsuit to the U.S. District Court for the Northern District of West Virginia at Wheeling. On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court. On June 29, 2005 the WVAG filed a Notice of Opposition to this Conditional Transfer Order. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to challenge this action, which they intend to do.

     Private Civil Actions Alleging Market Timing

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix M-1.

     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings, with one exception. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix M-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix M-1.

     Private Civil Actions Alleging Improper Use of Fair Value Pricing

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix M-2.

     Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix M-3.

     Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix M-4.

     Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix M-5.

     Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

     A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees. Such lawsuit, which was dismissed by the Court on August 12, 2005, is set forth in Appendix M-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

     Moody's corporate ratings areas follows:

     AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                    EXAMPLES OF PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                             (AS OF OCTOBER 7, 2005)

            SERVICE PROVIDER                        DISCLOSURE CATEGORY
            ----------------                        -------------------
Ballard Spahr Andrews & Ingersoll, LLP     Legal Counsel
Foley & Lardner LLP                        Legal Counsel (for certain AIM Funds)
Kramer, Levin Naftalis & Frankel LLP       Legal Counsel
PricewaterhouseCoopers LLP                 Independent Registered Public Accounting Firm (for
                                           certain AIM Funds)
Brown Brothers Harriman & Co.              Securities Lender (for certain AIM Funds)
Fitch, Inc.                                Rating & Ranking Agency (for certain AIM Funds)
MS Securities Services, Inc.               Securities Lender (for certain AIM Funds)
Morgan Stanley & Co.                       Securities Lender (for certain AIM Funds)
iMoneyNet                                  Ranking Agency (for certain AIM funds)
Lipper Inc.                                Rating & Ranking Agency (for certain AIM Funds)
Moody's Investors Service                  Rating & Ranking Agency (for certain AIM Funds)
Institutional Shareholder Services, Inc.   Proxy Voting Service
State Street Bank and Trust Company        Custodian (for certain AIM Funds), Software Provider,
                                           Securities Lender (for certain AIM Funds), Line of
                                           Credit Provider (for certain AIM Funds)
The Bank of New York                       Custodian (for certain AIM Funds)
JP Morgan Securities Inc.                  Line of Credit Provider (for certain AIM Funds)
Citigroup Global Markets Inc.              Line of Credit Provider (for certain AIM Funds)
JPMorgan Chase Bank                        Line of Credit Provider (for certain AIM Funds)
AIM Investment Services, Inc.              Transfer Agent
Bloomberg                                  System Provider (for certain AIM Funds)
Reuters America Inc.                       Pricing Service (for certain AIM Funds)
The MacGregor Group, Inc.                  Software Provider
Thomson Financial, Inc.                    Software Provider
Xcitek Solutions Plus                      Software Provider
Bowne & Co., Inc.                          Financial Printer
CENVEO                                     Financial Printer
Classic Printers Inc.                      Financial Printer
Color Dynamics                             Financial Printer
Earth Color Houston                        Financial Printer
EMCO Press                                 Financial Printer
Grover Printing                            Financial Printer
Gulfstream Graphics Corp.                  Financial Printer
Signature                                  Financial Printer
Southwest Precision Printers, Inc.         Financial Printer
ABN Amro Financial Services, Inc.          Broker (for certain AIM Funds)
BB&T Capital Markets                       Broker (for certain AIM Funds)
Belle Haven Investments L.P.               Broker (for certain AIM Funds)

            SERVICE PROVIDER                        DISCLOSURE CATEGORY
            ----------------                        -------------------
BOSC, Inc.                                 Broker (for certain AIM Funds)
Cabrera Capital Markets                    Broker (for certain AIM Funds)
Coastal Securities, LP                     Broker (for certain AIM Funds)
Duncan-Williams, Inc.                      Broker (for certain AIM Funds)
Fidelity Investments                       Broker (for certain AIM Funds)
First Albany Capital                       Broker (for certain AIM Funds)
First Tryon Securities                     Broker (for certain AIM Funds)
Anglemyer & Co.                            Analyst (for certain AIM Funds)
Empirical Research Partners                Analyst (for certain AIM Funds)
Factset Research Systems, Inc.             Analyst (for certain AIM Funds)
Global Trend Alert                         Analyst (for certain AIM Funds)
J.P. Morgan Chase                          Analyst (for certain AIM Funds)
Kevin Dann & Partners                      Analyst (for certain AIM Funds)
Muzea Insider Consulting Services, LLC     Analyst (for certain AIM Funds)
Noah Financial, LLC                        Analyst (for certain AIM Funds)
Piper Jaffray                              Analyst (for certain AIM Funds)
RBC Capital Markets                        Analyst (for certain AIM Funds)

                                   APPENDIX C
                              TRUSTEES AND OFFICERS

                            As of September 30, 2005

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
    NAME, YEAR OF BIRTH AND        AND/OR
   POSITION(S) HELD WITH THE      OFFICER                                                            OTHER TRUSTEESHIP(S)
             TRUST                 SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 HELD BY TRUSTEE
   -------------------------      -------   ------------------------------------------------------   --------------------
INTERESTED PERSONS

Robert H. Graham(1)--  1946         1992    Director and Chairman, A I M Management Group Inc.       None
Trustee, Vice Chair, President              (financial services holding company); Director and
and Principal Executive Officer             Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP
                                            PLC - AIM Division (parent of AIM and a global
                                            investment management firm)

                                            Formerly: President and Chief Executive Officer, A I M
                                            Management Group Inc.; Director, Chairman and
                                            President, A I M Advisors, Inc. (registered investment
                                            advisor); Director and Chairman, A I M Capital
                                            Management, Inc. (registered investment advisor), A I
                                            M Distributors, Inc. (registered broker dealer), AIM
                                            Investment Services, Inc., (registered transfer
                                            agent), and Fund Management Company (registered broker
                                            dealer); and Chief Executive Officer, AMVESCAP PLC -
                                            Managed Products

Mark H. Williamson(2) -- 1951       2003    Director, President and Chief Executive Officer, A I M   None
Trustee and Executive Vice                  Management Group Inc. (financial services holding
President                                   company); Director, Chairman and President, A I M
                                            Advisors, Inc. (registered investment advisor) ;
                                            Director, A I M Capital Management, Inc. (registered
                                            investment advisor) and A I M Distributors, Inc.
                                            (registered broker dealer); Director and Chairman, AIM
                                            Investment Services, Inc. (registered transfer agent),
                                            Fund Management Company (registered broker dealer) and
                                            INVESCO Distributors, Inc. (registered broker dealer);
                                            and Chief Executive Officer, AMVESCAP PLC - AIM
                                            Division (parent of AIM and a global investment
                                            management firm)

                                            Formerly: Director, Chairman, President and Chief
                                            Executive Officer, INVESCO Funds Group, Inc.;
                                            President and Chief Executive Officer, INVESCO
                                            Distributors, Inc.; and Chief Executive Officer,
                                            AMVESCAP PLC - Managed Products; and Chairman, A I M
                                            Advisors, Inc.

----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                  TRUSTEE
    NAME, YEAR OF BIRTH AND        AND/OR
   POSITION(S) HELD WITH THE      OFFICER                                                          OTHER TRUSTEESHIP(S)
             TRUST                 SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS               HELD BY TRUSTEE
   -------------------------      -------   ----------------------------------------------------   --------------------
INDEPENDENT TRUSTEES

Bruce L. Crockett-1944 Trustee      1987    Chairman, Crockett Technology Associates (technology   ACE Limited
and Chair                                   consulting company)                                    (insurance company);
                                                                                                   and Captaris, Inc.
                                                                                                   (unified messaging
                                                                                                   provider)

Bob R. Baker - 1936 Trustee         2003    Retired                                                None

Frank S. Bayley -- 1939 Trustee     2001    Retired                                                Badgley Funds, Inc.
                                                                                                   (registered
                                            Formerly: Partner, law firm of Baker & McKenzie        investment company
                                                                                                   (2 portfolios))

James T. Bunch - 1942 Trustee       2003    Co-President and Founder, Green, Manning & Bunch,      None
                                            Ltd. (investment banking firm); and Director, Policy
                                            Studies, Inc. and Van Gilder Insurance Corporation

Albert R. Dowden -- 1941            2000    Director of a number of public and private business    None
Trustee                                     corporations, including the Boss Group, Ltd.
                                            (private investment and management); Cortland Trust,
                                            Inc. (Chairman) (registered investment company (3
                                            portfolios)); Annuity and Life Re (Holdings), Ltd.
                                            (insurance company; and CompuDyne Corporation
                                            (provider of products and services to the public
                                            security market)

                                            Formerly: Director, President and Chief Executive
                                            Officer, Volvo Group North America, Inc.; Senior
                                            Vice President, AB Volvo; and director of various
                                            affiliated Volvo companies

Edward K. Dunn, Jr. -- 1935         1998    Retired                                                None
Trustee

Jack M. Fields -- 1952 Trustee      1997    Chief Executive Officer, Twenty First Century Group,   Administaff, and
                                            Inc. (government affairs company); and Owner, Dos      Discovery Global
                                            Angelos Ranch, L.P.                                    Education Fund
                                                                                                   (non-profit)
                                            Formerly: Chief Executive Officer, Texana Timber LP
                                            (sustainable forestry company)

                                  TRUSTEE
    NAME, YEAR OF BIRTH AND        AND/OR
   POSITION(S) HELD WITH THE      OFFICER                                                          OTHER TRUSTEESHIP(S)
             TRUST                 SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS               HELD BY TRUSTEE
   -------------------------      -------   ----------------------------------------------------   --------------------
Carl Frischling -- 1937 Trustee     1993    Partner, law firm of Kramer Levin Naftalis and         Cortland Trust, Inc.
                                            Frankel LLP                                            (registered
                                                                                                   investment company
                                                                                                   (3 portfolios))

Gerald J. Lewis -- 1933 Trustee     2003    Chairman, Lawsuit Resolution Services (San Diego,      General Chemical
                                            California)                                            Group, Inc.

Prema Mathai-Davis -- 1950          1998    Formerly: Chief Executive Officer, YWCA of the USA     None
Trustee

Lewis F. Pennock -- 1942            1992    Partner, law firm of Pennock & Cooper                  None
Trustee

Ruth H. Quigley -- 1935 Trustee     2001    Retired                                                None

Larry Soll -- 1942 Trustee          2003    Retired                                                None

Raymond Stickel, Jr.(4) -- 1944     2005    Retired                                                None
Trustee                                     Formerly:  Partner, Deloitte & Touche

OTHER OFFICERS

Lisa O. Brinkley -- 1959            2004    Senior Vice President, A I M Management Group Inc.     N/A
Senior Vice President and                   (financial services holding company); Senior Vice
Chief Compliance Officer                    President and Chief Compliance Officer, A I M
                                            Advisors, Inc.; Vice President and Chief Compliance
                                            Officer, A I M Capital Management, Inc. and Vice
                                            President, A I M Distributors, Inc., AIM Investments
                                            Services, Inc. and Fund Management Company

                                            Formerly: Senior Vice President and Compliance
                                            Director, Delaware Investments Family of Funds; and
                                            Chief Compliance Officer, AIM Distributors, Inc.

Russell C. Burk -- 1958            2005     Formerly: Director of Compliance and Assistant         N/A
Senior Vice President and                   General Counsel, ICON Advisers, Inc.; Financial
Senior Officer                              Consultant, Merrill Lynch; General Counsel and
                                            Director of Compliance, ALPS Mutual Funds, Inc.

------------
(3) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                  TRUSTEE
    NAME, YEAR OF BIRTH AND        AND/OR                                                                OTHER
   POSITION(S) HELD WITH THE      OFFICER                                                          TRUSTEESHIP(S) HELD
             TRUST                 SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS            BY TRUSTEE
-------------------------------   -------   ----------------------------------------------------   -------------------
Kevin M. Carome - 1956              2003    Director, Senior Vice President, Secretary and                 N/A
Senior Vice President,                      General Counsel, A I M Management Group Inc.
Secretary and Chief Legal                   (financial services holding company) and
Officer                                     A I M Advisors, Inc.; Director and Vice President,
                                            INVESCO Distributors, Inc.; Vice President,
                                            A I M Capital Management, Inc., AIM Investment
                                            Services, Inc. and Fund Management Company; and
                                            Senior Vice President, A I M Distributors, Inc.

                                            Formerly: Senior Vice President and General Counsel,
                                            Liberty Financial Companies, Inc.; Senior Vice
                                            President and General Counsel, Liberty Funds Group,
                                            LLC; Vice President, A I M Distributors, Inc.; and
                                            Director and General Counsel, Fund
                                            Management Company

Robert G. Alley - 1948              1992    Managing Director, Chief Fixed Income Officer, and             N/A
Vice President                              Senior Investment Officer, AIM Capital Management,
                                            Inc.; and Vice President, A I M Advisors, Inc.

Sidney M. Dilgren -- 1961           2004    Vice President and Fund Treasurer, A I M Advisors,             N/A
Vice President, Treasurer and               Inc.
Principal Financial Officer
                                            Formerly: Vice President, A I M Distributors, Inc.;
                                            and Senior Vice President, AIM Investment Services,
                                            Inc.

J. Philip Ferguson -- 1945          2005    Senior Vice President and Chief Investment Officer,            N/A
Vice President                              A I M Advisors Inc.; Director, Chairman, Chief
                                            Executive Officer, President and Chief Investment
                                            Officer, A I M Capital Management, Inc; Executive
                                            Vice President, A I M Management Group Inc.;

                                            Formerly: Senior Vice President, AIM Private Asset
                                            Management, Inc.; Chief Equity Officer, and Senior
                                            Investment Officer, A I M Capital Management, Inc.;
                                            and Managing Partner, Beutel, Goodman Capital
                                            Management

Karen Dunn Kelley - 1960            1992    Director of Cash Management, Managing Director and             N/A
Vice President                              Chief Cash Management Officer, A I M Capital
                                            Management, Inc.; Director and President, Fund
                                            Management Company, and Vice President, A I M
                                            Advisors, Inc..

          TRUSTEE OWNERSHIP OF PORTFOLIO SHARES AS OF DECEMBER 31, 2004

                                                                             AGGREGATE DOLLAR RANGE OF
                                                                              EQUITY SECURITIES IN ALL
                                                                               REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY SECURITIES                 TRUSTEE IN
   NAME OF TRUSTEE                          PER PORTFOLIO                    THE AIM FAMILY OF FUNDS(R)
---------------------     ------------------------------------------------   --------------------------
Robert H. Graham          Balanced                           Over $100,000          Over $100,000
                          Basic Balanced                     Over $100,000
                          Premier Equity                     Over $100,000
                          Small Cap Equity                   Over $100,000

Mark H. Williamson        European Small Company         $10,001 - $50,000          Over $100,000
                          International Small Company   $50,001 - $100,000
                          Mid Cap Basic Value           $50,001 - $100,000

Bob R. Baker              International Small Company        Over $100,000          Over $100,000
                          Small Cap Equity                   Over $100,000

Frank S. Bayley           European Small Company         $10,001 - $50,000          Over $100,000
                          Premier Equity                      $1 - $10,000

James T. Bunch                                      -0-                             Over $100,000(4)

Bruce L. Crockett         Mid Cap Basic Value            $10,001 - $50,000          Over $100,000(4)
                          Premier Equity                      $1 - $10,000
                          Select Equity                       $1 - $10,000
                          Small Cap Equity               $10,001 - $50,000

Albert R. Dowden          Small Cap Equity               $10,001 - $50,000          Over $100,000

Edward K. Dunn, Jr.       European Small Company           $10,001-$50,000          Over $100,000(5)
                          International Small Company    $10,001 - $50,000
                          Premier Equity                 $10,001 - $50,000

Jack M. Fields            Premier Equity                     Over $100,000          Over $100,000(4)

Carl Frischling           European Small Company             Over $100,000          Over $100,000(4)
                          International Small Company        Over $100,000
                          Select Equity                 $50,001 - $100,000
                          Premier Equity                $50,001 - $100,000

Gerald J. Lewis                                     -0-                             Over $100,000(4)

Prema Mathai-Davis        European Small Company         $10,001 - $50,000          Over $100,000(4)

Lewis F. Pennock          Balanced                       $10,001 - $50,000          Over $100,000
                          Global Value                   $10,001 - $50,000
                          Select Equity                       $1 - $10,000

Ruth H. Quigley           European Small Company              $1 - $10,000        $10,001-$50,000
                          International Small Company         $1 - $10,000
                          Premier Equity                      $1 - $10,000

Larry Soll                                          -0-                             Over $100,000(4)

Raymond Stickel, Jr.(6)                             -0-                                   -0-

----------
(4) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

(5) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:


                                          RETIREMENT       ESTIMATED
                            AGGREGATE      BENEFITS     ANNUAL BENEFITS       TOTAL
                          COMPENSATION      ACCRUED     UPON RETIREMENT   COMPENSATION
                            FROM THE        BY ALL        FROM ALL AIM    FROM ALL AIM
        TRUSTEE            TRUST(1,2)    AIM FUNDS(3)       FUNDS(4)       FUNDS(5,6)
-----------------------   ------------   ------------   ---------------   ------------
Bob R. Baker                 $16,924       $198,871         $144,786        $189,750
Frank S. Bayley               16,947        175,241          112,500         193,500
James T. Bunch                16,607        143,455          112,500         186,000
Bruce L. Crockett             19,484         75,638          112,500         223,500
Albert R. Dowden              16,860         93,210          112,500         192,500
Edward K. Dunn, Jr.           16,947        133,390          112,500         193,500
Jack M. Fields                16,313         48,070          112,500         186,000
Carl Frischling(7)            16,220         62,040          112,500         185,000
Gerald J. Lewis               16,607        143,455          112,500         186,000
Prema Mathai-Davis            16,630         55,768          112,500         189,750
Lewis F. Pennock              16,313         80,777          112,500         186,000
Ruth H. Quigley               16,630        154,767          112,500         189,750
Louis S. Sklar(8)             16,313        115,160          101,250         186,000
Larry Soll                    16,607        184,356          130,823         186,000
Raymond Stickel, Jr.(9)          -0-            -0-              -0-             -0-

(1) Amounts shown are based on the fiscal year ended December 31, 2004. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2004, including earnings, was $64,675.

(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Aggregate Compensation from the Trust" above does not include $4,054 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the fiscal year ended December 31, 2004.

(3) During the fiscal year ended December 31, 2004, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $184,394.

(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assume each trustee serves until his or her normal retirement date.

(5) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation from All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.

(7) During the fiscal year ended December 31, 2004 the Trust paid $51,523 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(8)  Mr. Sklar retired as a trustee on December 31, 2004.

(9) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                   APPENDIX E

                          PROXY POLICIES AND PROCEDURES
                          (AS AMENDED OCTOBER 1, 2005)

A.   Proxy Policies

     Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

     I.   Boards Of Directors

          A board that has at least a majority of independent directors is integral to good corporate governance. The key board committees (e.g., Audit, Compensation and Nominating) should be composed of only independent trustees.

          There are some actions by directors that should result in votes being withheld. These instances include directors who:

          - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

          - Attend less than 75 percent of the board and committee meetings without a valid excuse;

          - It is not clear that the director will be able to fulfill his function;

          -    Implement or renew a dead-hand or modified dead-hand poison pill;

          - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

          - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

          - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

          Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

          - Long-term financial performance of the target company relative to its industry;

          -    Management's track record;

          -    Portfolio manager's assessment;

          -    Qualifications of director nominees (both slates);

          - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          -    Background to the proxy contest.

     II.  Independent Registered Public Accounting Firm

          A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

          - It is not clear that the auditors will be able to fulfill their function;

          - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

          - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

     III. Compensation Programs

          Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

          - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

          - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

          - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

          - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

          - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

     IV.  Corporate Matters

          We will review management proposals relating to changes to capital structure, reincorporation,restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

          - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

          - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

          - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

          - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

     V.   Shareholder Proposals

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

          - We will generally abstain from shareholder social and environmental proposals.

          - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

          - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

          - We will generally vote for proposals to lower barriers to shareholder action.

          - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

     VI.  Other

          - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

          - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

          - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

          AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.   Proxy Committee Procedures

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

     AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
     Trustees:

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.   Business/Disaster Recovery

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.   Restrictions Affecting Voting

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.   Conflicts of Interest

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

     If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

     If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.   Fund of Funds

     When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G.   Conflict In These Policies

     If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of October 3, 2005.


AIM BASIC BALANCED FUND

                            CLASS A      CLASS B      CLASS C      CLASS R    INVESTOR CLASS   INSTITUTIONAL
                            SHARES       SHARES       SHARES       SHARES         SHARES        CLASS SHARES
                          PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF        OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF         OWNED OF
PRINCIPAL HOLDER            RECORD       RECORD       RECORD       RECORD         RECORD           RECORD
-----------------------   ----------   ----------   ----------   ----------   --------------   -------------
AIM Advisors Inc.              --          --           --            --            --            65.95%*
Attn: Corporate
Controller 11 E
Greenway Plaza,
Suite 1919 Houston,
TX 77046-1103

AMVESCAP Nat'l. Tr. Co.      5.70%         --           --            --            --               --
as agent for Fleet
National Bank
FBO Fleet Boston
Financial Savings Plus
P. O. Box 105779
Atlanta, GA 30348-5779

Bart Frazer, Paula Belt        --          --           --          7.52%           --               --
& Rozella Singleton
TTEE FBO Crittenden
Health Systems 401K
P. O. Box 386
Marion, KY 42064-0386

                            CLASS A      CLASS B      CLASS C      CLASS R    INVESTOR CLASS   INSTITUTIONAL
                            SHARES       SHARES       SHARES       SHARES         SHARES        CLASS SHARES
                          PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF        OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF         OWNED OF
PRINCIPAL HOLDER            RECORD       RECORD       RECORD       RECORD         RECORD           RECORD
-----------------------   ----------   ----------   ----------   ----------   --------------   -------------
INVESCO Funds Group
Inc.                           --           --           --           --            --             34.05%
Attn: Corporate
Controller 11 E
Greenway Plaza, Suite
1919 Houston,
TX 77046-1103

Merrill Lynch Pierce         5.74%        5.77%       10.82%          --            --                --
Fenner & Smith FBO The
Sole Benefit of
Customers
ATTN: Fund
Administration 4800
Deer Lake Dr., East,
2nd Floor Jacksonville,
FL 32246-6484

MG Trust Co. Cust              --           --           --         6.42%           --                --
Fresh Meadow Mechanical
Corp 700 17th St.
Ste 300 Denver,
CO 80202- 3531

Reliance Trust Co. Cust        --           --           --         7.57%           --                --
FBO Tahoe Regional
Planning Agency
P. O. Box 48529
Atlanta, GA 30362-1529

Scudder Trust Company
TTEE FBO Loos Company
Inc. 401K Plan                 --           --           --         6.97%           --                --
P. O. Box 1757
Salem, NH 03079-1143

                            CLASS A      CLASS B      CLASS C      CLASS R    INVESTOR CLASS   INSTITUTIONAL
                            SHARES       SHARES       SHARES       SHARES         SHARES        CLASS SHARES
                          PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF        OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF         OWNED OF
PRINCIPAL HOLDER            RECORD       RECORD       RECORD       RECORD         RECORD           RECORD
-----------------------   ----------   ----------   ----------   ----------   --------------   -------------
Symetra Investment            --           --           --         20.23%           --               --
Services Inc.
P. O. Box 34443
Seattle, WA 98124-1443

*    Owned of record and beneficially.


AIM EUROPEAN SMALL COMPANY FUND

                                  CLASS A      CLASS B      CLASS C
                                  SHARES       SHARES       SHARES
                                PERCENTAGE   PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF              OWNED OF     OWNED OF     OWNED OF
PRINCIPAL HOLDER                  RECORD       RECORD       RECORD
-----------------------------   ----------   ----------   ----------
Citigroup Global Markets            --          5.80%         --
House Account
Attn: Cindy Tempesta
333 W 34th Street 7th Floor
New York, NY 10001-2402

FTC & Co.                          8.59%         --           --
Datalynx
PO Box 173736
Denver, CO 80217-3736

Merrill Lynch Pierce Fenner &      6.50%         --         15.21%
Smith
FBO The Sole Benefit of
Customers
ATTN: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484

Morgan Stanley DW                   --           --          5.14%
3 Harborside Pl. Fl 6
Jersey City, NJ 07311-3907

AIM GLOBAL VALUE FUND

                                  CLASS A      CLASS B      CLASS C     INSTITUTIONAL
                                  SHARES       SHARES       SHARES     CLASS SHARES(1)
                                PERCENTAGE   PERCENTAGE   PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF              OWNED OF     OWNED OF     OWNED OF        OWNED OF
PRINCIPAL HOLDER                  RECORD       RECORD       RECORD          RECORD
-----------------------------   ----------   ----------   ----------   ---------------
Charles Schwab & Co., Inc.        10.90%          --           --             --
Special Custody FBO Customers
(SIM)
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Merrill Lynch Pierce Fenner &      9.05%        9.13%       13.01%           N/A
Smith
FBO The Sole Benefit of
Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East, 2nd
Floor
Jacksonville, FL 32246-6484

(1) As of the date of this Statement of Additional Information Institutional Class shares have not commenced.

AIM INTERNATIONAL SMALL COMPANY FUND

                                  CLASS A      CLASS B      CLASS C     INSTITUTIONAL
                                  SHARES       SHARES       SHARES     CLASS SHARES(1)
                                PERCENTAGE   PERCENTAGE   PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF              OWNED OF     OWNED OF     OWNED OF        OWNED OF
PRINCIPAL HOLDER                  RECORD       RECORD       RECORD          RECORD
-----------------------------   ----------   ----------   ----------   ---------------
Citigroup Global Markets            --          9.93%       11.27%           N/A
House Acct.
Attn: Cindy Tempesta 7th Fl.
333 West 34th St.
New York, NY 10001-2402

                                  CLASS A      CLASS B      CLASS C     INSTITUTIONAL
                                  SHARES       SHARES       SHARES     CLASS SHARES(1)
                                PERCENTAGE   PERCENTAGE   PERCENTAGE      PERCENTAGE
NAME AND ADDRESS OF              OWNED OF     OWNED OF     OWNED OF        OWNED OF
PRINCIPAL HOLDER                  RECORD       RECORD       RECORD          RECORD
-----------------------------   ----------   ----------   ----------   ---------------
Merrill Lynch Pierce Fenner &     13.24%        6.77%       21.71%           N/A
Smith
FBO The Sole Benefit of
Customers
ATTN: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484

Morgan Stanley DW                   --          8.82%        7.01%           N/A
Attn: Mutual Fund Operations
3 Harborside Pl. Fl 6
Jersey City, NJ 07311-3907

(1) As of the date of this Statement of Additional Information Institutional Class shares have not commenced.

AIM MID CAP BASIC VALUE FUND

                                  CLASS A      CLASS B      CLASS C      CLASS R    INSTITUTIONAL
                                  SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF              OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                  RECORD       RECORD       RECORD       RECORD         RECORD
-----------------------------   ----------   ----------   ----------   ----------   -------------
AIM Advisors Inc.                   --           --           --         10.36%            --
Attn: Corporate Controller
11 E Greenway Plaza, Suite
1919
Houston, TX 77046-1103

AIM Moderate Asset Allocation       --           --           --           --           89.72%
Fund
Omnibus Account
c/o AIM Advisors
11 E. Greenway Plaza, Suite
100
Houston, TX 77046-1113

AIM Moderate Growth Allocation      --           --           --           --           8.07%
Fund Omnibus Account
c/o AIM Advisors
11 Greenway Plaza, Suite 100
Houston, TX 77046-1113

American Congress on Surveying      --           --           --         13.68%           --
Curtis Wayne Sumner
3155 Kinross Cir
Herndon, VA 20171-4042

Donna M. Lambert                    --           --           --          8.08%           --
660 Cardinal St.
Plantation, FL 33324

Diamond Speed Products Inc.         --                                   16.71%
Gene Jenke
1631 S. Michigan Ave., Apt
201
Chicago, IL 60616-1252

Doy Tech Inc.                       --           --           --         16.80%          --
Jun Yuan Deng
38594 Whitman Ter
Fremont, CA 94536-6055

                                  CLASS A      CLASS B      CLASS C      CLASS R    INSTITUTIONAL
                                  SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF              OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                  RECORD       RECORD       RECORD       RECORD         RECORD
-----------------------------   ----------   ----------   ----------   ----------   -------------
Essential Personnel Services        --           --            --         7.43%           --
Sharon Dubruyne
13582 Woodland Dr.
Tustin, CA 92780-4775

Merrill Lynch Pierce Fenner &       --           --          5.47%          --            --
Smith
FBO The Sole Benefit of
Customers
ATTN: Fund Administration
4800 Deer Lake Dr, East,
2nd Floor
Jacksonville, FL 32246-6484

AIM PREMIER EQUITY FUND

                                  CLASS A      CLASS B      CLASS C      CLASS R    INSTITUTIONAL
                                  SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF              OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                  RECORD       RECORD       RECORD       RECORD         RECORD
-----------------------------   ----------   ----------   ----------   ----------   -------------
AMVESCAP National Trust              --           --           --         7.72%           --
Company TTEE
FBO Guys Inc. 401(k) Profit
Sharing Plan
P.O. Box 105779
Atlanta, GA 30348-5779

Citigroup Global Markets           7.02%        7.91%        9.72%          --            --
House Acct.
Attn: Cindy Tempesta, 17th
Floor
333 West 34th Street
New York, NY 10001-2402

                                                                                        INSTITUTIONAL
                                      CLASS A      CLASS B      CLASS C      CLASS R        CLASS
                                      SHARES       SHARES       SHARES       SHARES         SHARES
                                    PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                      RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                 ----------   ----------   ----------   ----------   -------------
Merrill Lynch Pierce Fenner &          6.10%        7.03%       16.34%       14.47%         98.94%
Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484

Relistar Insurance Co. of New            --           --           --        10.53%            --
York 151 Farmington Ave. # TN41
Hartford, CT 06156-0001

AIM SELECT EQUITY FUND

                                      CLASS A      CLASS B      CLASS C
                                      SHARES       SHARES       SHARES
                                    PERCENTAGE   PERCENTAGE   PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF     OWNED OF     OWNED OF
PRINCIPAL HOLDER                      RECORD       RECORD       RECORD
-------------------                 ----------   ----------   ----------
Citigroup Global Markets House         5.06%          --           --
Account
ATTN: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2402

                                       5.42%        5.31%        6.11%
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East, 2nd
Floor
Jacksonville, FL 32246-6484

AIM SMALL CAP EQUITY FUND

                                                                                        INSTITUTIONAL
                                      CLASS A      CLASS B      CLASS C      CLASS R        CLASS
                                      SHARES       SHARES       SHARES       SHARES         SHARES
                                    PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                  OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
PRINCIPAL HOLDER                      RECORD       RECORD       RECORD       RECORD         RECORD
-------------------                 ----------   ----------   ----------   ----------   -------------
AIM Moderate Growth Allocation           --          --            --           --          99.54%
Fund Omnibus Account
c/o Fund Advisors
11 Greenway Plaza Suite 100
Houston, TX 77046-1113

Hartford Life Insurance Co.              --          --            --         5.49%            --
Separate Account 401K
P. O. Box 2999
Hartford, CT 06104-2999

Merrill Lynch Pierce Fenner &          5.68%         --         12.61%          --             --
Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484

Reliance Trust Co.                       --          --            --         5.11%          N/A
FBO Knightsbridge Solutions 401k
P.O. Box 48529
Atlanta, GA 30362-1529

Symetra Investments Inc.                 --          --            --        11.83%            --
P. O. Box 34443
Seattle, WA 98124-1443


MANAGEMENT OWNERSHIP

     As of October 3, 2005, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Portfolio.

                                   APPENDIX G
                                 MANAGEMENT FEES

For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by AIM and the net fee paid by each Fund were as follows:

                                        2004                                         2003
                     ------------------------------------------   ------------------------------------------
                      MANAGEMENT    MANAGEMENT   NET MANAGEMENT    MANAGEMENT    MANAGEMENT   NET MANAGEMENT
                     FEE PAYABLE   FEE WAIVERS      FEE PAID      FEE PAYABLE   FEE WAIVERS      FEE PAID
                     -----------   -----------   --------------   -----------   -----------   --------------
AIM Basic Balanced
Fund                 $ 1,094,829     $    292      $ 1,094,537    $   762,772    $   87,087     $   675,685
AIM Global Value
Fund                     310,539       49,124          261,415        119,494       119,494             -0-
AIM International
Small Company Fund     1,828,269        1,642        1,826,627        433,171       158,359         274,812
AIM Mid Cap Basic
Value Fund             1,259,409        1,532        1,257,877        585,948        87,608         498,340
AIM Premier Equity
Fund                  49,234,296      770,935       48,463,361     56,790,898     1,170,110      55,620,788
AIM Small Cap
Equity Fund            4,233,084        3,093        4,229,991      3,062,023         3,786       3,058,237

                                          2002
                     ---------------------------------------------
                     MANAGEMENT FEE    MANAGEMENT   NET MANAGEMENT
                        PAYABLE       FEE WAIVERS      FEE PAID
                     --------------   -----------   --------------
AIM Basic Balanced
Fund                   $   425,485     $  124,214     $   301,271
AIM Global Value
Fund                       114,141        101,252          12,889
AIM International
Small Company Fund         157,455        157,455             -0-
AIM Mid Cap Basic
Value Fund                 396,344         65,709         330,635
AIM Premier Equity
Fund                    83,590,822      3,054,474      80,536,348
AIM Small Cap
Equity Fund              2,448,587          3,987       2,444,600

                                   APPENDIX H
                               PORTFOLIO MANAGERS

                             As of December 31, 2004

                            INVESTMENTS IN EACH FUND

NAME OF PORTFOLIO MANAGER            DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
-------------------------            -------------------------------------------
                             AIM BASIC BALANCED FUND

R. Canon Coleman II                                 $1 - $10,000
Jan H. Friedli                                          None
Scot W. Johnson                                   $10,001 - $50,000
Matthew W. Seinsheimer                            $10,001 - $50,000
Michael J. Simon                                        None
Bret W. Stanley                                         None

                              AIM GLOBAL VALUE FUND

Glen Hilton                                             None

                      AIM INTERNATIONAL SMALL COMPANY FUND

Shuxin Cao                                       $50,001 - $100,000
Borge Endresen                                    $10,001 - $50,000
Jason T. Holzer                                 $500,001 - $1,000,000
Richard Nield                                     $10,001 - $50,000
Barrett K. Sides                                 $100,001 - $500,000

                          AIM MID CAP BASIC VALUE FUND

R. Canon Coleman II                               $10,001 - $50,000
Matthew W. Seinsheimer                           $100,001 - $500,000
Michael J. Simon                                 $100,001 - $500,000
Bret W. Stanley                                 $500,001 - $1,000,000

                             AIM PREMIER EQUITY FUND

Lanny H. Sachnowitz                              $100,001 - $500,000
Ronald S. Sloan                                         None
Bret W. Stanley                                         None

                            AIM SMALL CAP EQUITY FUND

Juliet S. Ellis                                 $100,001 - $500,000
Michael Chapman(2)                               $50,001 - $100,000

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) Mr. Chapman began serving as portfolio manager on AIM Small Cap Equity Fund on April 29, 2005. Ownership information has been provided as of March 31, 2005.

DESCRIPTION OF COMPENSATION STRUCTURE

AIM ADVISORS, INC.

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS

                             As of December 31, 2004

     AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER   AND TOTAL ASSETS BY CATEGORY
-------------------------   ----------------------------------------------------
                             AIM BASIC BALANCED FUND

R. Canon Coleman II         8 Registered Mutual Funds with $10,911,900,425 in
                            total assets under management

                            1 Unregistered Pooled Investment Vehicle with
                            $8,111,766 in total assets under management

                            3596 Other Accounts with $1,078,482,755 in total assets under management(3)

Jan H. Friedli              6 Registered Mutual Funds with $3,248,202,199 in
                            total assets under management

                            2 Unregistered Pooled Investment Vehicles with
                            $535,758,225 in total assets under management

Scot W. Johnson             9 Registered Mutual Funds with $5,209,483,022 in
                            total assets under management

                            2 Unregistered Pooled Investment Vehicles with
                            $535,758,225 in total assets under management

Matthew W. Seinsheimer      8 Registered Mutual Funds with $10,911,900,425 in
                            total assets under management

                            1 Unregistered Pooled Investment Vehicle with
                            $8,111,766 in total assets under management

                            3596 Other Accounts with $1,078,482,755 in total assets under management(3)

----------
(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER   AND TOTAL ASSETS BY CATEGORY
-------------------------   ----------------------------------------------------
Michael J. Simon            12 Registered Mutual Funds with $12,246,151,454 in
                            total assets under management

                            1 Unregistered Pooled Investment Vehicle with
                            $8,111,766 in total assets under management

                            3596 Other Accounts with $1,078,482,755 in total assets under management(3)

Bret W. Stanley             11 Registered Mutual Funds with $21,751,535,004 in
                            total assets under management

                            1 Unregistered Pooled Investment Vehicle with
                            $8,111,766 in total assets under management

                            3596 Other Accounts with $1,078,482,755 in total assets under management(3)

                              AIM GLOBAL VALUE FUND

Glen Hilton                 3 Registered Mutual Funds that pay performance-based
                            fees with $659,447,958 in total assets under
                            management

                            3 Unregistered Pooled Investment Vehicles with
                            $988,048,976 in total assets under management

                      AIM INTERNATIONAL SMALL COMPANY FUND

Shuxin Cao                  7 Registered Mutual Funds with $4,172,631,616 in
                            total assets under management

                            1 Unregistered Pooled Investment Vehicle with
                            $19,755,718 in total assets under management

                            42 Other Accounts with $16,090,814 in total assets under management(3)

Borge Endresen              4 Registered Mutual Funds with $2,295,519,647 in
                            total assets under management

                            3 Unregistered Pooled Investment Vehicles with
                            $97,056,195 in total assets under management

Jason T. Holzer             6 Registered Mutual Funds with $4,375,682,754 in
                            total assets under management

                            10 Unregistered Pooled Investment Vehicles with
                            $1,936,727,984 in total assets under management

                            42 Other Accounts with $16,090,814 in total assets under management(3)

----------
(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER   AND TOTAL ASSETS BY CATEGORY
-------------------------   ----------------------------------------------------
Richard Nield               1 Registered Mutual Fund with $894,866,373 in total
                            assets under management

                            7 Unregistered Pooled Investment Vehicles with
                            $1,827,980,978 in total assets under management

Barrett K. Sides            6 Registered Mutual Funds with $3,911,045,752 in
                            total assets under management

                            1 Unregistered Pooled Investment Vehicle with
                            $19,755,718 in total assets under management

                            42 Other Accounts with $16,090,814 in total assets under management(3)

                          AIM MID CAP BASIC VALUE FUND

R. Canon Coleman II         8 Registered Mutual Funds with $10,875,219,621 in
                            total assets under management

                            1 Unregistered Pooled Investment Vehicle with
                            $8,111,766 in total assets under management

                            3596 Other Accounts with $1,078,482,755 in total assets under management3

Matthew W. Seinsheimer      8 Registered Mutual Funds with $10,875,219,621 in
                            total assets under management

                            1 Unregistered Pooled Investment Vehicle with
                            $8,111,766 in total assets under management

                            3596 Other Accounts with $1,078,482,755 in total assets under management(3)

Michael J. Simon            12 Registered Mutual Funds with $12,209,470,651 in
                            total assets under management

                            1 Unregistered Pooled Investment Vehicle with
                            $8,111,766 in total assets under management

                            3596 Other Accounts with $1,078,482,755 in total assets under management(3)

----------
(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER
NAME OF PORTFOLIO MANAGER   AND TOTAL ASSETS BY CATEGORY
-------------------------   ----------------------------------------------------
Bret W. Stanley             11 Registered Mutual Funds with $21,714,854,200 in
                            total assets under management

                            1 Unregistered Pooled Investment Vehicle with
                            $8,111,766 in total assets under management

                            3596 Other Accounts with $1,078,482,755 in total asets under management(3)

                             AIM PREMIER EQUITY FUND

Lanny H. Sachnowitz         6 Registered Mutual Funds with $5,175,096,978 in
                            total assets under management

Ronald S. Sloan             9 Registered Mutual Funds with $10,783,411,311 in
                            total assets under management

                            2 Unregistered Pooled Investment Vehicles with
                            $55,285,105 in total assets under management

                            8796 Other Accounts with $1,925,777,183 in total assets under management(3)

Bret W. Stanley             11 Registered Mutual Funds with $15,048,368,238 in
                            total assets under management

                            1 Unregistered Pooled Investment Vehicle with
                            $8,111,766 in total assets under management

                            3596 Other Accounts with $1,078,482,755 in total assets under management(3)

                            AIM SMALL CAP EQUITY FUND

Juliet S. Ellis             5 Registered Mutual Funds with $2,759,158,944 in
                            total assets under management

                            1 Other Account with $124,542 in total assets under management(3)

Michael Chapman(4)          7 Registered Mutual Funds with $3,712,416,204 in
                            total assets under management

POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

----------
(3) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(4) Mr. Chapman began serving as portfolio manager on AIM Small Cap Equity Fund on April 29, 2005. Information on other accounts that he manages has been provided as of March 31, 2005.

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:

              FUND NAME                  2004       2003       2002
              ---------                --------   --------   --------
AIM Basic Balanced Fund                $ 50,000   $ 50,000   $ 50,000
AIM Global Value Fund                    50,000     50,000     50,000
AIM International Small Company Fund     50,000     50,000     50,000
AIM Mid Cap Basic Value Fund             50,000     50,000     50,000
AIM Premier Equity Fund                 725,065    761,336    744,086
AIM Small Cap Equity Fund               144,542    112,855     83,395

                                   APPENDIX J

                              BROKERAGE COMMISSIONS

Brokerage commissions(1) paid by each of the Funds listed below for the last three fiscal years ended December 31 were as follows:

                  FUND                           2004          2003          2002
                  ----                       -----------   -----------   -----------
AIM Basic Balanced Fund ..................   $    69,379   $    64,027   $    86,276
AIM Global Value Fund(2) .................       263,911       229,443        41,687
AIM International Small Company Fund(3) ..     1,276,368       408,813       109,136
AIM Mid Cap Basic Value Fund .............       180,373       143,936       177,248
AIM Premier Equity Fund(4) ...............    18,105,431    12,470,891    19,179,821
AIM Small Cap Equity Fund(5) .............     2,275,749     1,690,283     1,620,294

(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2) The variation in brokerage commissions paid by AIM Global Value Fund for the fiscal year ended December 31, 2003 as compared to the prior fiscal year ended December 31, 2002 was due to an increase in transactions executed with commissions as a result of the Fund's name change and corresponding change in investment strategy.

(3) The variation in brokerage commissions paid by AIM International Small Company Fund for fiscal year ended December 31, 2004 as compared to the fiscal year ended December 31, 2003 was predominantly due to the significant increase in new net flows as seen by the Fund toward the end of 2004. The variation in brokerage commissions for the fiscal year ended December 31, 2003 as compared to the fiscal year ended December 31, 2002 was due to an increase in transactions executed with commissions.

(4) The variation in brokerage commissions paid by the AIM Premier Equity Fund for the fiscal year ended December 31, 2004, as compared to the prior fiscal year ended December 31, 2003, was due to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in April of 2004. The variation in brokerage commissions for the fiscal year ended December 31, 2003 as compared to the prior fiscal year ended December 31, 2002 was due to a decline in average daily assets of the fund.

(5) The variation in brokerage commissions paid by AIM Small Cap Equity Fund for the fiscal year ended December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 was due to an increase in transactions executed with commissions as a result of the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in September of 2004.

                                   APPENDIX K

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

     During the last fiscal year ended December 31, 2004, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                    Related
Fund                                     Transactions(1)    Brokerage Commissions(1)
----                                   ------------------   ------------------------
AIM Basic Balanced Fund                $   241,980,801.57        $    57,529.63
AIM Global Value Fund                       76,399,468.54            231,250.60
AIM International Small Company Fund       396,001,159.10          1,458,171.35
AIM Mid Cap Basic Value Fund               150,399,160.33            361,194.00
AIM Premier Equity Fund                 11,975,610,791.42         15,518,096.66
AIM Small Cap Equity Fund                  689,507,260.50          6,045,548.68

(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.

     During the last fiscal year ended December 31, 2004, the Funds held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

                Fund                      Security      Market Value
                ----                  ---------------   ------------
AIM Basic Balanced Fund
   Bank of New York Co., Inc. (The)   Common Stock       $ 2,713,704
   JP Morgan Chase & Co.              Common Stock         3,781,161
   Merrill Lynch & Co., Inc.          Common Stock         2,331,030
   Morgan Stanley                     Common Stock         2,565,024

   ABN AMRO                           Preferred Stock        200,000

   Lehman Brothers Inc.               Bonds & Notes          130,159
   Merrill Lynch & Co., Inc.          Bonds & Notes           40,163

AIM Global Value Fund
   HSBC Holdings PLC                  Common Stock       $   775,761
   Merrill Lynch & Co., Inc.          Common Stock           227,126

AIM Premier Equity Fund
   Bank of America Corp.              Common Stock       $52,882,546
   Goldman Sachs Group, Inc. (The)    Common Stock        31,212,000
   JP Morgan Chase & Co.              Common Stock        57,110,640
   Merrill Lynch & Co., Inc.          Common Stock        38,832,569
   Morgan Stanley                     Common Stock        95,666,512
   Wachovia Corp.                     Common Stock        33,695,560

                                   APPENDIX L

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

The average annual total returns for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30 are as follows:

                                          PERIODS ENDED JUNE 30, 2005
                                          ---------------------------     SINCE     INCEPTION
      INSTITUTIONAL CLASS SHARES:         1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
      ---------------------------         ------   -------   --------   ---------   ---------
AIM Basic Balanced Fund(1)                  4.74%    N/A        N/A        6.61%    09/28/01(1)
AIM Global Value Fund(2)                   19.99%    N/A        N/A        8.73%    12/29/00(2)
AIM International Small Company Fund(2)    35.22%    N/A        N/A       12.57%    08/31/00(2)
AIM Mid Cap Basic Value Fund(1)             9.85%    N/A        N/A        8.96%    12/31/01(1)
AIM Premier Equity Fund                     4.41%    N/A        N/A       (1.82)%   03/15/02
AIM Small Cap Equity Fund(3)                3.12%    N/A        N/A        5.81%    08/31/00(3)

(1) The return shown for the one year period is the historical performance of the Fund's Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Funds' Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the Fund's Class A shares. The Inception date of the Fund's Institutional Class shares is April 30, 2004.

(2) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is October 25, 2005.

(3) The returns shown for these periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Funds' Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the Fund's Class A shares. The Inception date of the Fund's Institutional Class shares is April 29, 2005.

CUMULATIVE TOTAL RETURNS

     The cumulative total returns for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30 are as follows:

                                          PERIODS ENDED JUNE 30, 2005
                                          ---------------------------     SINCE     INCEPTION
      INSTITUTIONAL CLASS SHARES:         1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
      ---------------------------         ------   -------   --------   ---------   ---------
AIM Basic Balanced Fund(1)                  4.74%    N/A        N/A       27.16%    09/28/01(1)
AIM Global Value Fund(2)                   19.99%    N/A        N/A       45.77%    12/29/00(2)
AIM International Small Company Fund(2)    35.22%    N/A        N/A       77.20%    08/31/00(2)
AIM Mid Cap Basic Value Fund(1)             9.85%    N/A        N/A       35.00%    12/31/01(1)
AIM Premier Equity Fund                     4.41%    N/A        N/A       (5.88)%   03/15/02
AIM Small Cap Equity Fund(3)                3.12%    N/A        N/A       31.33%    08/31/00(3)

(1) The return shown for the one year period is the historical performance of the Fund's Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Funds' Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the Fund's Class A shares. The Inception date of the Fund's Institutional Class shares is April 30, 2004.

(2) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is October 25, 2005.

(3) The returns shown for these periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Funds' Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the Fund's Class A shares. The Inception date of the Fund's Institutional Class shares is April 29, 2005.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     The average annual total returns (after taxes on distributions) for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30 are as follows:


                                          PERIODS ENDED JUNE 30, 2005
                                          ---------------------------     SINCE      INCEPTION
      INSTITUTIONAL CLASS SHARES:         1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
      ------------- ------------          ------   -------   --------   ---------   ----------
AIM Basic Balanced Fund(1)                 3.89%     N/A        N/A       6.16%     09/28/01(1)
AIM Global Value Fund(2)                  18.78%     N/A        N/A       8.42%     12/29/00(2)
AIM International Small Company Fund(2)   34.93%     N/A        N/A      12.47%     08/31/00(2)
AIM Mid Cap Basic Value Fund(1)            9.85%     N/A        N/A       8.96%     12/31/01(1)
AIM Premier Equity Fund                    4.26%     N/A        N/A      (1.86)%    03/15/02
AIM Small Cap Equity Fund(3)               2.69%     N/A        N/A       5.71%     08/31/00(3)

(1) The return shown for the one year period is the historical performance of the Fund's Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Funds' Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the Fund's Class A shares. The Inception date of the Fund's Institutional Class shares is April 30, 2004.

(2) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is October 25, 2005.

(3) The returns shown for these periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Funds' Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the Fund's Class A shares. The Inception date of the Fund's Institutional Class shares is April 29, 2005.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

     The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30 are as follows:

                                          PERIODS ENDED JUNE 30, 2005
                                          ---------------------------     SINCE      INCEPTION
      INSTITUTIONAL CLASS SHARES:         1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
      --------------------------          ------   -------   --------   ---------   ----------
AIM Basic Balanced Fund(1)                 3.78%     N/A        N/A       5.51%     09/28/01(1)
AIM Global Value Fund(2)                  13.29%     N/A        N/A       7.43%     12/29/00(2)
AIM International Small Company Fund(2)   23.23%     N/A        N/A      10.96%     08/31/00(2)
AIM Mid Cap Basic Value Fund(1)            6.40%     N/A        N/A       7.73%     12/31/01(1)
AIM Premier Equity Fund                    3.06%     N/A        N/A      (1.54)%    03/15/02
AIM Small Cap Equity Fund(3)               2.59%     N/A        N/A       5.00%     08/31/00(3)

(1) The return shown for the one year period is the historical performance of the Fund's Institutional Class shares. The returns shown for other periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Funds' Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the Fund's Class A shares. The Inception date of the Fund's Institutional Class shares is April 30, 2004.

(2) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Institutional Class shares is October 25, 2005.

(3) The returns shown for these periods are the blended returns of the historical performance of the Fund's Institutional Class shares since their inception and the restated historical performance of the Funds' Class A shares (for the periods prior to the inception of the Institutional Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of the Fund's Class A shares. The Inception date of the Fund's Institutional Class shares is April 29, 2005.

YIELD

     The 30 day yield for the named Fund is as follows:

                             30 DAYS ENDED
                             JUNE 30, 2005
                          INSTITUTIONAL CLASS
                          -------------------
AIM Basic Balanced Fund          1.71%

DISTRIBUTION RATE

     The distribution rate at offering price of the named Fund is as follows:

                             30 DAYS ENDED
                             JUNE 30, 2005
                          INSTITUTIONAL CLASS
                          -------------------
AIM Basic Balanced Fund          1.76%

                                  APPENDIX M-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of September 20, 2005 (with the exception of the Sayegh lawsuit discussed below).

     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

     This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

     GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of:
     Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND,

     AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

     STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY

     INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.) in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.

     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND
     R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K.

     BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESTOR AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections

     36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

     On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

                                  APPENDIX M-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

     The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of September 20, 2005.

     T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury lawsuit removed the action to Federal Court (U.S. District Court, Southern District of Illinois, No. 05-CV-302-DRH). Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On April 26, 2005, AIM and the other defendants filed their Motion to Dismiss the plaintiffs' state law based claims. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. Plaintiffs filed a Motion to Amend the Judgment arguing that the Kircher ruling does not apply to require the dismissal of the claims against AIM in the Woodbury lawsuit. On July 7, 2005, the Court denied this Motion. On September 2, 2005, the Court consolidated the nine cases on this subject matter, including the case against AIM.

     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX M-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of September 20, 2005.

     All of the lawsuits discussed below have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia lawsuits discussed below have been consolidated for pre-trial purpose into the Berdat lawsuit discussed below and administratively closed.

     RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES
     J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX M-4
       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees. These lawsuits either have been served or have had service of process waived as of September 20, 2005.

     By order of the United States District Court for the Southern District of Texas, Houston Division, the Lieber lawsuit discussed below has been consolidated for pre-trial purposes into the Zucker lawsuit discussed below and administratively closed.

     LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this case to alleged violations of Section 36(b) against ADI.

     STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this case to alleged violations of Section 36(b) against ADI.

     HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of: Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a) (2) and 17(a) (3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX M-5
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of September 20, 2005.

     By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed. On June 7, 2005, plaintiffs filed their Consolidated Amended Complaint in which they make substantially identical allegations to those of the individual underlying lawsuits. However, the City of Chicago Deferred Compensation Plan has been joined as an additional plaintiff in the Consolidated Amended Complaint. Plaintiffs added defendants, including current and former directors/trustees of the AIM Funds formerly advised by IFG.

     JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND,

     INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
     H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
     K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
     V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
     H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE

     FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM

     INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE

     INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                  APPENDIX M-6
         PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN
                            CLASS ACTION SETTLEMENTS

     The following civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit was dismissed by the Court on August 12, 2005.

     AVO HOGAN AND JULIAN W. MEADOWS, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE
     L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D, MARK H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS, INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, in the United States District Court, Northern District of Texas (Civil Action No. 3:05-CV-73-P), filed on January 11, 2005. This claim alleges violations of Sections 36(a), 36(b) and 47(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty and negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and counsel fees.

                              FINANCIAL STATEMENTS

     Pursuant to Rule 3-03(d) of Regulation S-X, unaudited financials for the period ended June 30, 2005, for Registrant's portfolios have been included in addition to the portfolios' audited financials for the period ended December 31, 2004. Such financials reflect all adjustments which are of a normal recurring nature and which are in the opinion of management, necessary to a fair statement of the results for the periods presented.


                                       FS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Basic Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Balanced Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                  MARKET
                                                 SHARES           VALUE
---------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-66.09%

ADVERTISING-2.80%

Interpublic Group of Cos., Inc. (The)(a)          168,000      $  2,251,200
---------------------------------------------------------------------------
Omnicom Group Inc.                                 31,900         2,689,808
===========================================================================
                                                                  4,941,008
===========================================================================

AEROSPACE & DEFENSE-1.03%

Honeywell International Inc.                       51,500         1,823,615
===========================================================================

ALUMINUM-0.90%

Alcoa Inc.                                         50,900         1,599,278
===========================================================================

APPAREL RETAIL-1.17%

Gap, Inc. (The)                                    97,800         2,065,536
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.54%

Bank of New York Co., Inc. (The)                   81,200         2,713,704
===========================================================================

BUILDING PRODUCTS-2.37%

American Standard Cos. Inc.(a)                     35,800         1,479,256
---------------------------------------------------------------------------
Masco Corp.                                        74,000         2,703,220
===========================================================================
                                                                  4,182,476
===========================================================================

COMMUNICATIONS EQUIPMENT-0.64%

Motorola, Inc.                                     66,300         1,140,360
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.50%

Deere & Co.                                        11,900           885,360
===========================================================================

CONSUMER ELECTRONICS-2.08%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               58,700         1,555,550
---------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             54,500         2,123,320
===========================================================================
                                                                  3,678,870
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.90%

Ceridian Corp.(a)                                  88,300         1,614,124
---------------------------------------------------------------------------
First Data Corp.                                   82,600         3,513,804
===========================================================================
                                                                  5,127,928
===========================================================================

DEPARTMENT STORES-0.85%

May Department Stores Co. (The)                    51,100         1,502,340
===========================================================================

DIVERSIFIED CHEMICALS-0.52%

Dow Chemical Co. (The)                             18,500           915,935
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.77%

Cendant Corp.                                     133,600         3,123,568
===========================================================================

ENVIRONMENTAL SERVICES-1.97%

Waste Management, Inc.                            116,100         3,476,034
===========================================================================

                                                                  MARKET
                                                 SHARES           VALUE
---------------------------------------------------------------------------

FOOD RETAIL-1.97%

Kroger Co. (The)(a)                               120,400      $  2,111,816
---------------------------------------------------------------------------
Safeway Inc.(a)                                    69,000         1,362,060
===========================================================================
                                                                  3,473,876
===========================================================================

GENERAL MERCHANDISE STORES-1.67%

Target Corp.                                       56,700         2,944,431
===========================================================================

HEALTH CARE DISTRIBUTORS-3.80%

Cardinal Health, Inc.                              78,300         4,553,145
---------------------------------------------------------------------------
McKesson Corp.                                     69,000         2,170,740
===========================================================================
                                                                  6,723,885
===========================================================================

HEALTH CARE EQUIPMENT-1.33%

Baxter International Inc.                          50,500         1,744,270
---------------------------------------------------------------------------
Waters Corp.(a)                                    12,800           598,912
===========================================================================
                                                                  2,343,182
===========================================================================

HEALTH CARE FACILITIES-1.17%

HCA, Inc.                                          51,800         2,069,928
===========================================================================

HEALTH CARE SERVICES-0.31%

IMS Health Inc.                                    24,000           557,040
===========================================================================

INDUSTRIAL CONGLOMERATES-4.13%

General Electric Co.                               70,300         2,565,950
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 132,600         4,739,124
===========================================================================
                                                                  7,305,074
===========================================================================

INDUSTRIAL MACHINERY-1.53%

Illinois Tool Works Inc.                           29,100         2,696,988
===========================================================================

INSURANCE BROKERS-0.59%

Aon Corp.                                          43,500         1,037,910
===========================================================================

INTEGRATED OIL & GAS-0.11%

Shell Frontier Oil & Gas Inc.-Series B, 2.91%
  Floating Rate Pfd(b)                                  2           200,000
===========================================================================

INVESTMENT BANKING & BROKERAGE-2.77%

Merrill Lynch & Co., Inc.                          39,000         2,331,030
---------------------------------------------------------------------------
Morgan Stanley                                     46,200         2,565,024
===========================================================================
                                                                  4,896,054
===========================================================================

MANAGED HEALTH CARE-1.89%

WellPoint Inc.(a)                                  29,100         3,346,500
===========================================================================

MOVIES & ENTERTAINMENT-1.66%

Walt Disney Co. (The)                             105,500         2,932,900
===========================================================================

                                                                  MARKET
                                                 SHARES           VALUE
---------------------------------------------------------------------------

MULTI-LINE INSURANCE-1.00%

Hartford Financial Services Group, Inc. (The)      25,500      $  1,767,405
===========================================================================

OIL & GAS DRILLING-2.03%

Pride International, Inc.(a)                       43,100           885,274
---------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                63,700         2,700,243
===========================================================================
                                                                  3,585,517
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.54%

Halliburton Co.                                    85,000         3,335,400
---------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    17,100         1,144,845
===========================================================================
                                                                  4,480,245
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.53%

ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost $199,995)(c)(d)(e)            2           200,000
---------------------------------------------------------------------------
Citigroup Inc.                                     70,200         3,382,236
---------------------------------------------------------------------------
JPMorgan Chase & Co.                               96,928         3,781,161
---------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired 06/03/04-
  09/28/04; Cost $635,805)(b)(d)(e)                   650           641,550
===========================================================================
                                                                  8,004,947
===========================================================================

PACKAGED FOODS & MEATS-1.05%

Kraft Foods Inc.-Class A                           51,900         1,848,159
===========================================================================

PHARMACEUTICALS-4.96%

Pfizer Inc.                                        95,500         2,567,995
---------------------------------------------------------------------------
Sanofi-Aventis S.A. (France)(a)(f)                 49,212         3,926,609
---------------------------------------------------------------------------
Wyeth                                              53,200         2,265,788
===========================================================================
                                                                  8,760,392
===========================================================================

PROPERTY & CASUALTY INSURANCE-1.50%

ACE Ltd. (Cayman Islands)                          62,100         2,654,775
===========================================================================

SYSTEMS SOFTWARE-2.21%

Computer Associates International, Inc.           125,900         3,910,454
===========================================================================

THRIFTS & MORTGAGE FINANCE-2.30%

Fannie Mae                                         50,100         3,567,621
---------------------------------------------------------------------------
Fannie Mae-Series J, 4.72% Pfd(g)                   4,850           244,925
---------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd(g)                   4,850           245,380
===========================================================================
                                                                  4,057,926
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $94,667,867)                                        116,773,600
===========================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-15.95%

ADVERTISING-0.03%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(g)             $   48,000            49,521
===========================================================================

---------------------------------------------------------------------------
                                               PRINCIPAL          MARKET
                                                 AMOUNT           VALUE

AEROSPACE & DEFENSE-0.02%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(g)                    $   35,000      $     38,289
===========================================================================

AUTO PARTS & EQUIPMENT-0.08%

Lear Corp.-Series B, Sr. Unsec. Gtd Notes,
  7.96%, 05/15/05(g)                              145,000           147,968
===========================================================================

AUTOMOBILE MANUFACTURERS-0.12%

DaimlerChrysler N.A. Holding Corp., Unsec.
  Gtd. Global Notes, 7.40%, 01/20/05(g)           110,000           110,245
---------------------------------------------------------------------------
General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(g)                              100,000           100,945
===========================================================================
                                                                    211,190
===========================================================================

BROADCASTING & CABLE TV-1.08%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05(g)                              500,000           518,950
---------------------------------------------------------------------------
  9.50%, 08/01/13(g)                              100,000           106,645
---------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(g)                               65,000            66,105
---------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(g)                                      75,000            77,321
---------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec.
  Notes, 8.38%, 11/01/05(g)                       120,000           125,490
---------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Notes, 7.25%, 08/01/05(g)                   175,000           179,195
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(g)            125,000           128,524
---------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(g)         65,000            76,461
---------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(g)                 350,000           467,939
---------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05(g)                150,000           153,076
===========================================================================
                                                                  1,899,706
===========================================================================

CONSUMER FINANCE-3.59%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(g)                        175,000           202,986
---------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05(g)                                     325,000           332,208
---------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired 09/16/04;
  Cost $433,245)(b)(d)(e)(g)                      425,000           432,085
---------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(g)            275,000           288,128
---------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(g)                150,000           164,296
---------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(g)                600,000           613,674
---------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(g)                       300,000           303,762
---------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes, 2.31%,
    04/28/05(b)(g)                                350,000           349,877
---------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(g)                            200,000           208,070
---------------------------------------------------------------------------
    6.88%, 02/01/06(g)                            450,000           464,008
---------------------------------------------------------------------------
    7.50%, 03/15/05(g)                            275,000           277,467
---------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05(g)                370,000           373,415
---------------------------------------------------------------------------

                                               PRINCIPAL          MARKET
                                                 AMOUNT           VALUE
---------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

General Motors Acceptance Corp., Floating
  Rate Medium Term Notes,
    4.23%, 05/19/05(b)(g)                      $  550,000      $    551,947
---------------------------------------------------------------------------
    4.44%, 03/04/05(b)(g)                         625,000           626,344
---------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06(g)                            190,000           190,410
---------------------------------------------------------------------------
    7.50%, 07/15/05(g)                            100,000(h)        102,122
---------------------------------------------------------------------------
  Medium Term Notes,
    4.15%, 02/07/05(g)                            150,000           150,169
---------------------------------------------------------------------------
    5.25%, 05/16/05(g)                            405,000           407,835
---------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
    01/15/06(g)                                   300,000(h)        307,914
===========================================================================
                                                                  6,346,717
===========================================================================

DIVERSIFIED BANKS-1.67%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $245,524)(d)(g)(i)               220,000           233,684
---------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(d)(e)(g)       25,000            25,721
---------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $98,375)(d)(e)(g)                100,000            96,381
---------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(b)(g)               250,000           241,402
---------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $123,064)(d)(g)(i)                              100,000           121,188
---------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $75,926)(d)(e)(g)                                60,000            70,801
---------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $266,173)(d)(e)(g)     250,000           254,740
---------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(g)         150,000           167,397
---------------------------------------------------------------------------
  Unsec. Yankee Notes, 8.88%, 06/01/05(g)         200,000           204,376
---------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  3.09%(j)(i)                                     100,000            99,000
---------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $100,000)(d)(g)(i)                              100,000           106,039
---------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $46,626)(d)(g)(i)                                50,000            47,438
---------------------------------------------------------------------------
Lloyds Bank PLC-Series 1, Unsec. Sub. Euro
  Dollar Notes, 2.94%(g)(i)(j)                    140,000           124,862
---------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(g)(j)            80,000            65,855
---------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(g)(i)(j)                 150,000           132,425
---------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(g)                              100,000           130,513
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                               PRINCIPAL          MARKET
                                                 AMOUNT           VALUE
DIVERSIFIED BANKS-(CONTINUED)

RBS Capital Trust I, Bonds, 4.71%(g)(i)        $   50,000      $     47,869
---------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(g)                              275,000           276,282
---------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10(g)                       250,000           255,750
---------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $264,725)(d)(e)(g)               250,000           256,550
===========================================================================
                                                                  2,958,273
===========================================================================

DIVERSIFIED CAPITAL MARKETS-0.13%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(g)(i)                              185,000           221,758
===========================================================================

ELECTRIC UTILITIES-0.58%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(g)          20,000            20,777
---------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series
  96A, Unsec. Deb., 7.75%, 06/01/26(g)             55,000            59,851
---------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05(g)                       350,000           362,418
---------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(g)                       300,000           307,902
---------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 2.72%, 04/03/06(b)(g)       87,000            87,078
---------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08(g)                       175,000           184,804
===========================================================================
                                                                  1,022,830
===========================================================================

FOOD RETAIL-0.06%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(g)                                     100,000            99,343
===========================================================================

GAS UTILITIES-0.32%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(g)                        165,000           176,824
---------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(g)                                     225,000           231,732
---------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(g)                       150,000           151,920
===========================================================================
                                                                    560,476
===========================================================================

HOMEBUILDING-0.43%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(g)                                     200,000           230,250
---------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(g)                       275,000           294,888
---------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(g)                                     150,000           154,338
---------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(g)                        75,000            81,746
===========================================================================
                                                                    761,222
===========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-0.25%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05(g)                                  $  375,000   $    380,636
------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $56,614)(d)(e)(g)                                50,000         53,237
========================================================================
                                                                 433,873
========================================================================

INTEGRATED OIL & GAS-0.31%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(g)                                     150,000        165,122
------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(g)                                     100,000        107,458
------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(g)                                     200,000        228,020
------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05(g)                               45,000         46,162
========================================================================
                                                                 546,762
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.67%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Unsub. Gtd. Global
  Bonds, 8.25%, 06/15/05(g)                       350,000        358,211
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31(g)                 60,000         81,419
------------------------------------------------------------------------
SBC Communications Inc., Notes, 4.21%,
  06/05/05 (Acquired 12/10/04; Cost
  $100,602)(d)(e)(g)                              100,000        100,585
------------------------------------------------------------------------
Southwestern Bell Telephone Co.-Series B,
  Medium Term Notes, 6.25%, 07/07/05(g)           100,000        101,623
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 7.13%,
  01/30/06(g)                                     275,000        286,047
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%,
  03/15/05(g)                                     480,000        485,054
------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(g)             90,000        119,930
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(g)                              250,000        271,683
------------------------------------------------------------------------
  8.00%, 06/01/11(g)                               60,000         71,093
------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(g)                        100,000        104,107
------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb.,
    6.36%, 04/15/06(g)                            400,000        415,184
------------------------------------------------------------------------
    8.75%, 11/01/21(g)                             85,000        107,369
------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(g)            125,000        139,570
------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(g)                        200,000        213,126
------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(g)                        100,000         97,847
========================================================================
                                                               2,952,848
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

INVESTMENT BANKING & BROKERAGE-0.10%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05(g)           $   75,000   $     77,158
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06(g)        50,000         53,001
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05(g)                   40,000         40,163
========================================================================
                                                                 170,322
========================================================================

LIFE & HEALTH INSURANCE-0.20%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $324,231)(d)(g)(k)      275,000        328,028
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(g)                               25,000         26,989
========================================================================
                                                                 355,017
========================================================================

MOVIES & ENTERTAINMENT-0.20%

Time Warner Inc., Sr. Unsec. Gtd. Global
  Notes, 5.63%, 05/01/05(g)                       350,000        353,112
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.07%

Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(g)         125,000        128,136
========================================================================

MUNICIPALITIES-0.59%

Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(g)(k)                       350,000        350,728
------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 Bonds, 6.10%,
  05/01/24(g)(k)                                  150,000        154,500
------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility
  Series 2004 RB,
  3.69%, 07/01/07(g)(k)                            80,000         80,132
------------------------------------------------------------------------
  4.21%, 07/01/08(g)(k)                           100,000        100,750
------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(g)(k)(l)                               375,000        355,125
========================================================================
                                                               1,041,235
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.34%

Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes,
  7.38%, 12/15/14(g)                              300,000        332,850
------------------------------------------------------------------------
  8.63%, 02/01/22(g)                              225,000        261,608
========================================================================
                                                                 594,458
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.77%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(g)                                      20,000         19,951
------------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05(g)                       100,000        102,320
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(g)(i)                           $  125,000   $    149,075
------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $141,406)(d)(g)(i)                              125,000        144,864
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(g)     125,000        132,310
------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
    9.69%, 08/15/09(g)                            171,000        191,691
------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $249,833)(d)(e)(g)                         250,000        244,698
------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost $282,629)(d)(e)(g)     238,889        284,603
------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(g)(i)              75,000         83,808
========================================================================
                                                               1,353,320
========================================================================

PACKAGED FOODS & MEATS-0.07%

Nabisco, Inc., Notes, 6.38%, 02/01/05(g)          125,000        125,821
========================================================================

PROPERTY & CASUALTY INSURANCE-0.35%

FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $177,749)(d)(e)(g)                              175,000        181,111
------------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(g)                              325,000        369,236
------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $78,743)(d)(e)(g)                           75,000         75,689
========================================================================
                                                                 626,036
========================================================================

REAL ESTATE-0.39%

CarrAmerica Realty Corp., Sr. Unsec. Gtd.
  Notes, 6.63%, 03/01/05(g)                        50,000         50,292
------------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes, 6.63%,
  02/15/05(g)                                     200,000        200,876
------------------------------------------------------------------------
Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(g)                150,000        152,417
------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(g)                              125,000        125,673
------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05(g)                               50,000         51,283
------------------------------------------------------------------------
Spieker Properties, L.P., Unsec. Unsub.
  Notes, 6.88%, 02/01/05(g)                       100,000        100,306
========================================================================
                                                                 680,847
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.04%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(g)                                      75,000         78,817
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

REGIONAL BANKS-1.15%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(b)(g)   $  325,000   $    336,908
------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(g)                              350,000        352,534
------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(b)(g)                    175,000        166,201
------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(g)                              325,000        331,578
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.87%(g)(i)(j)                           750,000        745,610
------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(g)                                     100,000        101,746
========================================================================
                                                               2,034,577
========================================================================

RESTAURANTS-0.03%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(g)                                      55,000         58,338
========================================================================

SOVEREIGN DEBT-0.59%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(g)                                     100,000        102,599
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13(g)                  40,000         46,664
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09(g)           55,000         59,024
------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds,
    5.00%, 03/31/30 (Acquired 05/18/04, Cost
    $103,572)(d)(g)                               115,000        118,841
------------------------------------------------------------------------
    8.75%, 07/24/05 (Acquired 09/10/04-
    12/03/04; Cost $181,963)(d)(g)                175,000        179,900
------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
    8.75%, 07/24/05 (Acquired 05/14/04; Cost
    $184,888)(d)(g)                               175,000        180,058
------------------------------------------------------------------------
    10.00%, 06/26/07 (Acquired 05/14/04-
    05/18/04; Cost $157,706)(d)(g)                140,000        158,564
------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(g)                               60,000         64,386
------------------------------------------------------------------------
  7.50%, 04/08/33(g)                              120,000        129,138
========================================================================
                                                               1,039,174
========================================================================

THRIFTS & MORTGAGE FINANCE-0.11%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(g)                               75,000         88,730
------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05(g)                       100,000        102,418
========================================================================
                                                                 191,148
========================================================================

TOBACCO-0.15%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(g)             40,000         43,279
------------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(g)         200,000        203,958
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(g)                 20,000         20,529
========================================================================
                                                                 267,766
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

TRUCKING-0.09%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(g)                           $  150,000   $    167,018
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.37%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(g)         200,000        202,216
------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(g)               420,000        459,480
========================================================================
                                                                 661,696
========================================================================
    Total Bonds & Notes (Cost $28,084,250)                    28,177,614
========================================================================

U.S. MORTGAGE-BACKED SECURITIES-8.10%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-2.88%

Pass Through Ctfs.,
  6.50%, 01/01/16 to 08/01/29(g)                  100,196        105,568
------------------------------------------------------------------------
  6.00%, 03/01/17 to 11/01/33(g)                1,714,523      1,778,672
------------------------------------------------------------------------
  5.50%, 12/01/17 to 12/01/33(g)                1,144,266      1,166,380
------------------------------------------------------------------------
  4.50%, 10/01/18(g)                              355,851        355,621
------------------------------------------------------------------------
  7.00%, 07/01/29 to 06/01/32(g)                  293,660        311,335
------------------------------------------------------------------------
  7.50%, 11/01/30 to 12/01/30(g)                   19,391         20,791
------------------------------------------------------------------------
  5.00%, 10/01/33(g)                              416,383        414,491
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(m)                              924,000        938,657
========================================================================
                                                               5,091,515
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.22%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32(g)                   95,262        102,042
------------------------------------------------------------------------
  7.00%, 02/01/16 to 03/01/32(g)                  169,559        179,846
------------------------------------------------------------------------
  6.50%, 10/01/16 to 09/01/34(g)                1,643,060      1,725,924
------------------------------------------------------------------------
  6.00%, 05/01/17 to 07/01/17(g)                  589,576        618,339
------------------------------------------------------------------------
  5.00%, 02/01/18(g)                               18,568         18,889
------------------------------------------------------------------------
  8.00%, 10/01/30(g)                               17,694         19,192
------------------------------------------------------------------------
  5.50%, 06/01/33 to 11/01/33(g)                  299,748        304,662
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/20 to 01/01/35(m)                1,210,520      1,220,855
------------------------------------------------------------------------
  5.50%, 01/01/20 to 01/01/35(m)                1,994,234      2,046,822
------------------------------------------------------------------------
  6.00%, 01/01/35(m)                            1,171,300      1,211,414
========================================================================
                                                               7,447,985
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.00%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31(g)                   67,864         73,196
------------------------------------------------------------------------
  8.50%, 02/15/25(g)                               35,448         38,873
------------------------------------------------------------------------
  8.00%, 08/15/25(g)                               17,904         19,530
------------------------------------------------------------------------
  7.00%, 02/15/31 to 05/15/32(g)                  174,644        185,679
------------------------------------------------------------------------

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

Pass Through Ctfs.,
  6.50%, 05/15/31 to 12/15/33(g)               $  376,742   $    397,003
------------------------------------------------------------------------
  6.00%, 12/15/31 to 02/15/33(g)                  597,397        619,880
------------------------------------------------------------------------
  5.50%, 09/15/33 to 02/15/34(g)                  429,358        438,947
========================================================================
                                                               1,773,108
========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $14,255,013)                                      14,312,608
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.34%

FEDERAL HOME LOAN BANK (FHLB)-4.91%

Unsec. Disc. Notes,
  1.25%, 01/03/05(n)                            8,670,000      8,669,398
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.43%

Unsec. Floating Rate Global Notes,
  3.68%, 02/17/09(g)(o)                           460,000        464,315
------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(g)                              300,000        296,211
========================================================================
                                                                 760,526
========================================================================
    Total U.S. Government Agency Securities
      (Cost $9,419,513)                                        9,429,924
========================================================================

ASSET-BACKED SECURITIES-1.39%

OTHER DIVERSIFIED FINANCIAL SERVICES--1.14%

Citicorp Lease-Series 1999-1, Pass Through
  Ctfs., Class A1, 7.22%, 06/15/05 (Acquired
  05/08/02-
    02/25/04; Cost $480,954)(d)(g)                450,014        458,227
------------------------------------------------------------------------
  Class A2, 8.04%, 12/15/19 (Acquired
    08/20/02; Cost $166,614)(d)(g)                150,000        178,771
------------------------------------------------------------------------
Patrons' Legacy,
  Series 2003-III, Ctfs., 5.65%, 01/17/17
  (Acquired 11/04/04; Cost $512,705)(d)(e)        500,000        508,681
------------------------------------------------------------------------
  Series 2004-I, Ctfs., 6.67%, 02/04/17
  (Acquired 04/30/04; Cost $500,000)(d)(e)        500,000        509,701
------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $116,625)(d)(e)(g)     111,655        111,218
------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 3.37% (Acquired
  12/07/04; Cost $200,000)(d)(e)(g)(i)(o)         200,000        201,138
------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $53,400)(d)(e)(g)                 50,000         50,274
========================================================================
                                                               2,018,010
========================================================================

PROPERTY & CASUALTY INSURANCE-0.13%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $225,748)(d)(e)(g)                              225,000        229,484
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.12%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $227,097)(d)(e)(g)                           $  195,064   $    200,860
========================================================================
    Total Asset-Backed Securities (Cost
      $2,426,908)                                              2,448,354
========================================================================

U.S. TREASURY SECURITIES-5.46%

U.S. TREASURY NOTES-4.16%

2.50%, 09/30/06(g)                                600,000        594,846
------------------------------------------------------------------------
6.50%, 10/15/06(g)                              2,500,000      2,650,400
------------------------------------------------------------------------
3.50%, 11/15/06 to 11/15/09(g)                  1,100,000      1,100,265
------------------------------------------------------------------------
3.13%, 10/15/08(g)                                760,000        751,921
------------------------------------------------------------------------
4.75%, 11/15/08(g)                              2,100,000      2,200,401
------------------------------------------------------------------------
5.00%, 02/15/11(g)                                 50,000         53,219
========================================================================
                                                               7,351,052
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

U.S. TREASURY BONDS-1.19%

7.25%, 05/15/16 to 08/15/22(g)                 $1,000,000   $  1,265,722
------------------------------------------------------------------------
7.50%, 11/15/16(g)                                160,000        204,525
------------------------------------------------------------------------
5.38%, 02/15/31(g)                                595,000        643,159
========================================================================
                                                               2,113,406
========================================================================

U.S. TREASURY STRIPS-0.11%

3.03%, 02/15/07(g)(n)                             200,000        187,782
========================================================================
    Total U.S. Treasury Securities (Cost
      $9,672,462)                                              9,652,240
========================================================================
TOTAL INVESTMENTS-102.33% (Cost $158,526,013)                180,794,340
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.33%)                         (4,116,913)
========================================================================
NET ASSETS-100.00%                                          $176,677,427
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(c) Interest rate is redetermined annually. Rate shown is the rate in effect on December 31, 2004.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $6,984,710 which represented 3.95% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $4,729,108, which represented 2.68% of the Fund's Net Assets.
(f) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 2.17 % of the Fund's Total Investments. See Note 1A.
(g) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $49,306,517, which represented 27.27% of the Fund's Total Investments. See Note 1A.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 7.
(i) Perpetual bond with no specified maturity date.
(j) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(k) Principal and interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(l) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on December 31, 2004. Bond will convert to a fixed coupon rate at a specific future date.
(m) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(n) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(o) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $158,526,013)                                $180,794,340
-----------------------------------------------------------
Cash                                                  5,044
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,292,519
-----------------------------------------------------------
  Variation margin                                   16,828
-----------------------------------------------------------
  Fund shares sold                                  126,374
-----------------------------------------------------------
  Dividends and interest                            764,644
-----------------------------------------------------------
  Principal paydowns                                 20,449
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               14,393
-----------------------------------------------------------
Other assets                                         22,312
===========================================================
  Total assets                                  183,056,903
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           5,844,826
-----------------------------------------------------------
  Fund shares reacquired                            277,086
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 18,052
-----------------------------------------------------------
Accrued distribution fees                           107,326
-----------------------------------------------------------
Accrued transfer agent fees                          85,508
-----------------------------------------------------------
Accrued operating expenses                           46,678
===========================================================
  Total liabilities                               6,379,476
===========================================================
Net assets applicable to shares outstanding    $176,677,427
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $154,792,290
-----------------------------------------------------------
Undistributed net investment income                  38,788
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                            (471,776)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts               22,318,125
===========================================================
                                               $176,677,427
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 68,951,179
___________________________________________________________
===========================================================
Class B                                        $ 79,967,801
___________________________________________________________
===========================================================
Class C                                        $ 27,728,863
___________________________________________________________
===========================================================
Class R                                        $     18,972
___________________________________________________________
===========================================================
Institutional Class                            $     10,612
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           5,815,514
___________________________________________________________
===========================================================
Class B                                           6,754,534
___________________________________________________________
===========================================================
Class C                                           2,340,704
___________________________________________________________
===========================================================
Class R                                               1,598
___________________________________________________________
===========================================================
Institutional Class                                     895
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.86
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.86 divided by
      95.25%)                                  $      12.45
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.84
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.85
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      11.87
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      11.86
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 2,180,680
-------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $19,571)           1,533,906
=========================================================================
    Total investment income                                     3,714,586
=========================================================================

EXPENSES:

Advisory fees                                                   1,094,829
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     32,443
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         217,699
-------------------------------------------------------------------------
  Class B                                                         796,944
-------------------------------------------------------------------------
  Class C                                                         265,274
-------------------------------------------------------------------------
  Class R                                                              35
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, and R                       493,477
-------------------------------------------------------------------------
Transfer agent fees--Institutional Class                                7
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             17,423
-------------------------------------------------------------------------
Other                                                             240,236
=========================================================================
    Total expenses                                              3,208,367
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (37,052)
=========================================================================
    Net expenses                                                3,171,315
=========================================================================
Net investment income                                             543,271
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                         8,095,387
-------------------------------------------------------------------------
  Foreign currencies                                                3,430
-------------------------------------------------------------------------
  Futures contracts                                               165,646
=========================================================================
                                                                8,264,463
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         1,548,687
-------------------------------------------------------------------------
  Futures contracts                                                49,798
=========================================================================
                                                                1,598,485
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             9,862,948
=========================================================================
Net increase in net assets resulting from operations          $10,406,219
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    543,271    $     43,727
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                             8,264,463         204,356
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                             1,598,485      24,575,727
==========================================================================================
    Net increase in net assets resulting from operations        10,406,219      24,823,810
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (518,829)       (252,338)
------------------------------------------------------------------------------------------
  Class B                                                         (130,939)        (76,078)
------------------------------------------------------------------------------------------
  Class C                                                          (44,341)        (23,549)
------------------------------------------------------------------------------------------
  Class R                                                              (56)             --
------------------------------------------------------------------------------------------
  Institutional Class                                                 (108)             --
==========================================================================================
    Total distributions from net investment income                (694,273)       (351,965)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (1,852,910)             --
------------------------------------------------------------------------------------------
  Class B                                                       (2,168,137)             --
------------------------------------------------------------------------------------------
  Class C                                                         (738,028)             --
------------------------------------------------------------------------------------------
  Class R                                                             (292)             --
------------------------------------------------------------------------------------------
  Institutional Class                                                 (285)             --
==========================================================================================
    Total distributions from net realized gains                 (4,759,652)             --
==========================================================================================
    Decrease in net assets resulting from distributions         (5,453,925)       (351,965)
==========================================================================================
Share transactions-net:
  Class A                                                       13,392,670      12,879,782
------------------------------------------------------------------------------------------
  Class B                                                        1,380,840      16,497,602
------------------------------------------------------------------------------------------
  Class C                                                        2,153,156       5,182,557
------------------------------------------------------------------------------------------
  Class R                                                           18,638              --
------------------------------------------------------------------------------------------
  Institutional Class                                               10,394              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               16,955,698      34,559,941
==========================================================================================
    Net increase in net assets                                  21,907,992      59,031,786
==========================================================================================

NET ASSETS:

  Beginning of year                                            154,769,435      95,737,649
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $38,788 and $(9,211), respectively)             $176,677,427    $154,769,435
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.





       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $1 billion of the Fund's average daily net assets, plus 0.60% of the next $4 billion of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $5 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.62% of the first $250 million, plus 0.605% of the next $250 million, plus 0.59% of the next $500 million, plus 0.575% of the next $1.5 billion, plus 0.56% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.53% of the next $2.5 billion, plus 0.515% of the Fund's average daily net assets in excess of $10 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.50%, 2.15%, 2.15%, 1.65% and 1.15% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $292.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $34,433 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $493,477 for Class A, Class B, Class C and Class R shares and $7 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $217,699, $796,944, $265,274 and $35, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $44,826 in front-end sales commissions from the sale of Class A shares and $24, $8,790, $2,603 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $784,320 and $854,856, respectively.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,327 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2,327.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,004 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FUTURES CONTRACTS

On December 31, 2004, $400,000 principal amount of investment grade corporate securities were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                              NUMBER OF      MONTH/         MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
U. S. Treasury 2 Year Notes                                      29        Mar-05/Long    $ 6,078,219       $ 7,652
-----------------------------------------------------------------------------------------------------------------------
U. S. Treasury 5 Year Notes                                      63        Mar-05/Long      6,900,469        43,982
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                       9        Mar-05/Long      1,007,437        (5,670)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                       2        Mar-05/Long        225,000         3,834
=======================================================================================================================
                                                                                          $14,211,125       $49,798
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $  694,273    $351,965
------------------------------------------------------------------------------------
  Long-term capital gain                                       4,759,652          --
====================================================================================
Total distributions                                           $5,453,925    $351,965
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $     53,848
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          22,152,211
--------------------------------------------------------------------------
Temporary book/tax differences                                     (15,060)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (305,862)
--------------------------------------------------------------------------
Shares of beneficial interest                                  154,792,290
==========================================================================
Total net assets                                              $176,677,427
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the tax recognition of unrealized gains and losses on certain future contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $3,344,634 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $111,987,123 and $102,680,901, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $24,552,170
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,399,959)
===============================================================================
Net unrealized appreciation of investment securities              $22,152,211
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $158,642,129.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions, foreign currency transactions and paydowns on mortgage-backed securities on December 31, 2004, undistributed net investment income (loss) was increased by $199,001 and undistributed net realized gain (loss) decreased by $555,344 and shares of beneficial interest was increased by 356,343. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                        2004                         2003
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,841,128    $21,407,747     2,121,267    $21,472,774
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,136,603     24,825,439     3,415,758     34,619,858
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        849,151      9,883,030     1,191,376     12,127,632
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                       1,570         18,300            --             --
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                             861         10,000            --             --
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        192,162      2,246,590        23,304        235,426
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        184,791      2,174,085         7,181         68,294
--------------------------------------------------------------------------------------------------------------------
  Class C                                                         62,525        731,457         2,103         20,060
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                          29            348            --             --
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                              34            394            --             --
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        547,870      6,394,392       298,876      3,122,514
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (548,916)    (6,394,392)     (299,162)    (3,122,514)
====================================================================================================================
Reacquired:
  Class A                                                     (1,432,534)   (16,656,059)   (1,204,717)   (11,950,932)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,661,318)   (19,224,292)   (1,513,543)   (15,068,036)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (727,975)    (8,461,331)     (698,766)    (6,965,135)
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                          (1)           (10)           --             --
====================================================================================================================
                                                               1,445,980    $16,955,698     3,343,677    $34,559,941
____________________________________________________________________________________________________________________
====================================================================================================================

(a)Class R shares and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.50       $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.08          0.05       0.11(a)         0.03(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.71          2.05      (1.28)           0.76
====================================================================================================================
    Total from investment operations                             0.79          2.10      (1.17)           0.79
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.10)        (0.06)     (0.12)          (0.04)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.43)        (0.06)     (0.12)          (0.04)
====================================================================================================================
Net asset value, end of period                                $ 11.86       $ 11.50    $  9.46         $ 10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.89%        22.35%    (10.97)%          7.94%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $68,951       $53,675    $32,414         $10,753
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.47%(c)      1.50%      1.48%           1.43%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.49%(c)      1.57%      1.67%           2.89%(d)
====================================================================================================================
Ratio of net investment income to average net assets             0.73%(c)      0.46%      1.15%           1.16%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $62,199,733.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.49       $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01         (0.02)      0.05(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.69          2.06      (1.29)           0.77
====================================================================================================================
    Total from investment operations                             0.70          2.04      (1.24)           0.78
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)        (0.01)     (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.35)        (0.01)     (0.05)          (0.03)
====================================================================================================================
Net asset value, end of period                                $ 11.84       $ 11.49    $  9.46         $ 10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.12%        21.64%    (11.56)%          7.76%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,968       $76,304    $47,597         $16,067
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.12%(c)      2.15%      2.13%           2.08%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.32%           3.54%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.08%(c)     (0.19)%     0.50%           0.52%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $79,694,417.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.49       $  9.46    $ 10.75          $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01         (0.02)      0.05(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.70          2.06      (1.29)           0.77
====================================================================================================================
    Total from investment operations                             0.71          2.04      (1.24)           0.78
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)        (0.01)     (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.35)        (0.01)     (0.05)          (0.03)
====================================================================================================================
Net asset value, end of period                                $ 11.85       $ 11.49    $  9.46          $10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.21%        21.64%    (11.57)%          7.76%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,729       $24,790    $15,727          $5,168
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.12%(c)      2.15%      2.13%           2.08%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.32%           3.54%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.08%(c)     (0.19)%     0.50%           0.52%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $26,527,387.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.61
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.05(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.60
==============================================================================
    Total from investment operations                                  0.65
==============================================================================
Less distributions:
  Dividends from net investment income                               (0.06)
------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.33)
==============================================================================
    Total distributions                                              (0.39)
==============================================================================
Net asset value, end of period                                      $11.87
______________________________________________________________________________
==============================================================================
Total return(b)                                                       5.68%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   19
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.62%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.64%(c)
==============================================================================
Ratio of net investment income to average net assets                  0.58%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                              64%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $10,434.
(d)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                   DECEMBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $11.61
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.10(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.61
===================================================================================
    Total from investment operations                                    0.71
===================================================================================
Less distributions:
  Dividends from net investment income                                 (0.13)
-----------------------------------------------------------------------------------
  Distributions from net realized gains                                (0.33)
===================================================================================
    Total distributions                                                (0.46)
===================================================================================
Net asset value, end of period                                        $11.86
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         6.15%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $   11
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        0.93%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.95%(c)
===================================================================================
Ratio of net investment income to average net assets                    1.27%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                64%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $10,030.
(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages;

rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Global Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Value Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-46.04%

AUSTRALIA-3.48%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                       55,000   $   658,780
-----------------------------------------------------------------------
Macarthur Coal Ltd. (Diversified Metals &
  Mining)                                         577,100     1,801,577
=======================================================================
                                                              2,460,357
=======================================================================

CANADA-22.65%

ACE Aviation Holdings Inc.-Class A
  (Airlines)(b)                                    14,100       417,069
-----------------------------------------------------------------------
American Gold Capital Corp. (Precious Metals
  & Minerals)(b)                                  200,000       149,769
-----------------------------------------------------------------------
Barrick Gold Corp. (Gold)                          41,000       993,020
-----------------------------------------------------------------------
Bema Gold Corp. (Gold)(b)                          85,700       261,696
-----------------------------------------------------------------------
BMTC Group, Inc.-Class A (Specialty Stores)       131,900     1,393,793
-----------------------------------------------------------------------
Cameco Corp. (Diversified Metals & Mining)         39,900     1,392,690
-----------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                        17,000       724,924
-----------------------------------------------------------------------
E-L Financial Corp. Ltd. (Multi-Line
  Insurance)                                        2,512       705,977
-----------------------------------------------------------------------
Energy Savings Income Fund-Units (Gas
  Utilities)                                       25,800       413,238
-----------------------------------------------------------------------
Entree Gold Inc. (Precious Metals &
  Minerals)(b)                                    500,000       603,237
-----------------------------------------------------------------------
Fording Canadian Coal Trust-Units
  (Diversified Metals & Mining)                    27,200     2,097,287
-----------------------------------------------------------------------
Gold Reserve Inc. (Diversified Metals &
  Mining)(b)                                       53,400       236,376
-----------------------------------------------------------------------
Imperial Oil Ltd. (Integrated Oil & Gas)            8,500       503,203
-----------------------------------------------------------------------
ING Canada Inc. (Property & Casualty
  Insurance)(b)                                    25,300       617,001
-----------------------------------------------------------------------
ING Canada Inc. (Property & Casualty
  Insurance) (Acquired 12/09/04; Cost
  $252,292)(b)(c)                                  11,800       287,771
-----------------------------------------------------------------------
Kinross Gold Corp. (Gold)(b)                       52,600       369,821
-----------------------------------------------------------------------
Novicourt Inc. (Diversified Metals & Mining)       64,500       101,431
-----------------------------------------------------------------------
Penn West Petroleum Ltd. (Oil & Gas
  Exploration & Production)                         3,400       224,196
-----------------------------------------------------------------------
Placer Dome Inc. (Gold)                            21,800       409,572
-----------------------------------------------------------------------
Rothmans, Inc. (Tobacco)                           23,800       790,132
-----------------------------------------------------------------------
Stornoway Diamond Corp. (Precious Metal &
  Minerals)(b)                                    260,000       389,400
-----------------------------------------------------------------------
Teck Cominco Ltd.-Class B (Diversified Metals
  & Mining)                                        39,700     1,219,556
-----------------------------------------------------------------------
TimberWest Forest Corp.-Units (Forest
  Products)(d)                                     44,200       554,592
-----------------------------------------------------------------------
United Corporations Ltd. (Asset Management &
  Custody Banks)                                   10,000       368,182
-----------------------------------------------------------------------
Westaim Corp. (The) (Industrial
  Conglomerates)(b)                               275,700       699,659
-----------------------------------------------------------------------
Western Silver Corp. (Diversified Metals &
  Mining)(b)                                       12,500       112,951
=======================================================================
                                                             16,036,543
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------


FINLAND-1.56%

Nokia Oyj-ADR (Communications Equipment)           30,300   $   474,801
-----------------------------------------------------------------------
UPM-Kymmene Oyj (Paper Products)(a)                28,400       627,376
=======================================================================
                                                              1,102,177
=======================================================================

GERMANY-1.32%

Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)(a)                                20,700       932,734
=======================================================================

HONG KONG-1.57%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                     65,000       648,574
-----------------------------------------------------------------------
Henderson Land Development Co. Ltd. (Real
  Estate Management & Development)(a)              89,000       462,716
=======================================================================
                                                              1,111,290
=======================================================================

JAPAN-0.86%

Honda Motor Co., Ltd. (Automobile
  Manufacturers)(a)                                11,600       606,706
=======================================================================

MEXICO-0.33%

Grupo Aeroportuario del Sureste S.A. de
  C.V.-ADR (Airport Services)                       8,700       237,945
=======================================================================

NETHERLANDS-1.25%

Akzo Nobel N.V. (Diversified Chemicals)(a)          5,900       250,817
-----------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)(a)              23,500       636,838
=======================================================================
                                                                887,655
=======================================================================

PERU-1.33%

Compania de Minas Buenaventura S.A.-ADR
  (Precious Metals & Materials)                    41,000       938,900
=======================================================================

SWITZERLAND-1.12%

Nestle S.A. (Packaged Foods & Meats)(a)             3,050       793,978
=======================================================================

TAIWAN-0.28%

President Chain Store Corp. (Food Retail)(a)      122,590       197,559
=======================================================================

UNITED KINGDOM-10.29%

Diageo PLC (Distillers & Vintners)(a)              28,600       408,174
-----------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)          12,800       606,592
-----------------------------------------------------------------------
HSBC Holdings PLC (Diversified Banks)(a)           25,000       420,869
-----------------------------------------------------------------------
HSBC Holdings PLC (Diversified Banks)(a)           20,800       354,892
-----------------------------------------------------------------------
Man Group PLC (Asset Management & Custody
  Banks)(a)                                        35,260       994,255
-----------------------------------------------------------------------
Pan-Ocean Energy Corp. Ltd. (Oil & Gas
  Exploration & Production)(b)                    120,500     2,410,301
-----------------------------------------------------------------------
Randgold Resources Ltd.-ADR (Gold)(b)              32,700       372,780
-----------------------------------------------------------------------
Severn Trent PLC (Water Utilities)(a)              45,110       835,592
-----------------------------------------------------------------------
Standard Chartered PLC (Diversified Banks)(a)      13,000       241,130
-----------------------------------------------------------------------


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Unilever PLC (Packaged Foods & Meats)(a)           65,000   $   637,176
=======================================================================
                                                              7,281,761
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $26,039,182)                           32,587,605
=======================================================================

DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-20.30%

APPAREL, ACCESSORIES & LUXURY GOODS-0.59%

Jones Apparel Group, Inc.                          11,500       420,555
=======================================================================

DIVERSIFIED BANKS-0.31%

Wells Fargo & Co.                                   3,500       217,525
=======================================================================

GOLD-0.93%

Newmont Mining Corp.                               14,800       657,268
=======================================================================

INDUSTRIAL CONGLOMERATES-0.95%

Walter Industries, Inc.                            20,000       674,600
=======================================================================

INSURANCE BROKERS-0.85%

Marsh & McLennan Cos., Inc.(e)                     18,300       602,070
=======================================================================

INTEGRATED OIL & GAS-0.89%

Murphy Oil Corp.                                    7,800       627,510
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.93%

ALLTEL Corp.                                       11,200       658,112
-----------------------------------------------------------------------
CenturyTel, Inc.                                   20,000       709,400
=======================================================================
                                                              1,367,512
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.32%

Merrill Lynch & Co., Inc.                           3,800       227,126
=======================================================================

INVESTMENT COMPANIES -- EXCHANGE TRADED
  FUNDS-0.91%

iShares MSCI Emerging Markets Index                 3,200       645,920
=======================================================================

MOVIES & ENTERTAINMENT-0.45%

Walt Disney Co. (The)                              11,500       319,700
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.78%

BP Prudhoe Bay Royalty Trust                       11,000       531,300
-----------------------------------------------------------------------
Devon Energy Corp.(e)                              25,000       973,000
-----------------------------------------------------------------------
EOG Resources, Inc.                                 6,500       463,840
=======================================================================
                                                              1,968,140
=======================================================================

PACKAGED FOODS & MEATS-1.41%

Kraft Foods Inc.-Class A                           11,600       413,076
-----------------------------------------------------------------------
Lancaster Colony Corp.                             13,600       583,032
=======================================================================
                                                                996,108
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------


PHARMACEUTICALS-3.00%

Bristol-Myers Squibb Co.                            4,400   $   112,728
-----------------------------------------------------------------------
Merck & Co. Inc.                                   46,600     1,497,724
-----------------------------------------------------------------------
Schering-Plough Corp.                              24,700       515,736
=======================================================================
                                                              2,126,188
=======================================================================

RAILROADS-0.59%

Union Pacific Corp.                                 6,200       416,950
=======================================================================

REAL ESTATE-0.19%

Rayonier Inc.                                       2,760       134,992
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.57%

Tejon Ranch Co.(b)                                 10,000       408,000
=======================================================================

REGIONAL BANKS-0.61%

Commerce Bancshares, Inc.                           4,515       226,653
-----------------------------------------------------------------------
North Fork Bancorp., Inc.                           7,050       203,392
=======================================================================
                                                                430,045
=======================================================================

SYSTEMS SOFTWARE-1.12%

Microsoft Corp.                                    29,600       790,616
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.90%

Brookline Bancorp, Inc.                            13,400       218,688
-----------------------------------------------------------------------
First Financial Holdings, Inc.                      6,800       222,632
-----------------------------------------------------------------------
Washington Mutual, Inc.                            14,800       625,744
-----------------------------------------------------------------------
WSFS Financial Corp.                                4,600       277,472
=======================================================================
                                                              1,344,536
=======================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $13,021,865)                    14,375,361
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY NOTES-4.22%

1.63%, 04/30/05(f)                             $  500,000       498,850
-----------------------------------------------------------------------
1.25%, 05/31/05(f)                                500,000       497,675
-----------------------------------------------------------------------
1.13%, 06/30/05(f)                                500,000       496,600
-----------------------------------------------------------------------
1.50%, 07/31/05(f)                                500,000       496,915
-----------------------------------------------------------------------
2.00%, 08/31/05(f)                                500,000       498,085
-----------------------------------------------------------------------
1.63%, 09/30/05(f)                                500,000       496,290
=======================================================================
    Total U.S. Treasury Notes (Cost
      $3,004,731)                                             2,984,415
=======================================================================

                                                  PAR
                                                 (000)
REPURCHASE AGREEMENTS-7.20%

Barclays Capital Inc.-New York Branch (United
  Kingdom) 2.25%, 01/03/05 (Cost
  $5,100,000)(g)                                    5,100     5,100,000
=======================================================================



                                                              MARKET
                                                 SHARES       VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-21.79%

Liquid Assets Portfolio-Institutional
  Class(h)                                      7,712,432   $ 7,712,432
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(h)     7,712,432     7,712,432
=======================================================================
    Total Money Market Funds (Cost
      $15,424,864)                                           15,424,864
=======================================================================
TOTAL INVESTMENTS-99.55% (Cost $62,590,642)                  70,472,245
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.45%                             315,810
=======================================================================
NET ASSETS-100.00%                                          $70,788,055
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $9,708,166, which represented 13.78% of the Fund's Total Investments. See
    Note 1A.
(b) Non-income producing security.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at December 31, 2004 represented 0.41% of the Fund's Net Assets. This security is considered to be illiquid.
(d) Each unit represents one common share, one hundred preferred shares and one subordinate note receipt.
(e) A portion of this security is subject to call options written. See Note 1J and Note 7.
(f) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $2,984,415, which represented 4.23% of the Fund's Total Investments. See Note 1A.
(g) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $222,145,241. Collateralized by $224,956,000 U.S. Government obligations, 0% to 5.80% due 04/19/05 to 09/02/08 with an aggregate market value at 12/31/04 of $226,545,690. The amount to be received upon repurchase by the Fund is $5,100,956.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $47,165,778)                                  $55,047,381
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $15,424,864)                             15,424,864
===========================================================
    Total investments (cost $62,590,642)         70,472,245
===========================================================
Foreign currencies, at market value (cost
  $24,762)                                           25,878
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  442,573
-----------------------------------------------------------
  Dividends and interest                            130,727
-----------------------------------------------------------
  Amount due from advisor                             4,707
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               17,235
-----------------------------------------------------------
Other assets                                         23,059
===========================================================
    Total assets                                 71,116,424
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            124,860
-----------------------------------------------------------
  Options written, at market value (premiums
    received $81,729)                                93,830
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                            17,442
-----------------------------------------------------------
Accrued distribution fees                            37,342
-----------------------------------------------------------
Accrued transfer agent fees                          13,413
-----------------------------------------------------------
Accrued operating expenses                           41,482
===========================================================
    Total liabilities                               328,369
===========================================================
Net assets applicable to shares outstanding     $70,788,055
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $63,139,205
-----------------------------------------------------------
Undistributed net investment income (loss)         (176,123)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies
  and foreign currency contracts                    (46,308)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                       7,871,281
===========================================================
                                                $70,788,055
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $36,091,824
___________________________________________________________
===========================================================
Class B                                         $24,675,494
___________________________________________________________
===========================================================
Class C                                         $10,020,737
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           2,716,812
___________________________________________________________
===========================================================
Class B                                           1,894,720
___________________________________________________________
===========================================================
Class C                                             768,908
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     13.28
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.28 divided
      by 94.50%)                                $     14.05
___________________________________________________________
===========================================================
Class B:
  Net asset value per share and offering price
    per share                                   $     13.02
___________________________________________________________
===========================================================
Class C:
  Net asset value per share and offering price
    per share                                   $     13.03
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $40,524)         $  624,281
------------------------------------------------------------------------
Dividends from affiliated money market funds                      98,332
------------------------------------------------------------------------
Interest                                                          45,472
========================================================================
    Total investment income                                      768,085
========================================================================

EXPENSES:

Advisory fees                                                    310,539
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    30,160
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         62,525
------------------------------------------------------------------------
  Class B                                                        130,059
------------------------------------------------------------------------
  Class C                                                         56,638
------------------------------------------------------------------------
Transfer agent fees                                              121,092
------------------------------------------------------------------------
Trustees' fees and retirement benefits                            13,669
------------------------------------------------------------------------
Professional fees                                                 52,733
------------------------------------------------------------------------
Other                                                             96,553
========================================================================
    Total expenses                                               923,968
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (70,824)
========================================================================
    Net expenses                                                 853,144
========================================================================
Net investment income (loss)                                     (85,059)
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        2,140,772
------------------------------------------------------------------------
  Foreign currencies                                              10,829
------------------------------------------------------------------------
  Foreign currency contracts                                    (135,587)
========================================================================
                                                               2,016,014
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        5,432,029
------------------------------------------------------------------------
  Foreign currencies                                                (289)
------------------------------------------------------------------------
  Option contracts written                                       (12,101)
========================================================================
                                                               5,419,639
========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and option contracts              7,435,653
========================================================================
Net increase in net assets resulting from operations          $7,350,594
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (85,059)   $   (26,446)
----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and option
    contracts                                                   2,016,014      3,340,092
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and option contracts                              5,419,639        760,584
========================================================================================
    Net increase in net assets resulting from operations        7,350,594      4,074,230
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (71,026)       (66,253)
----------------------------------------------------------------------------------------
  Class B                                                          (7,630)       (20,575)
----------------------------------------------------------------------------------------
  Class C                                                          (3,042)        (8,358)
========================================================================================
    Total distributions from net investment income                (81,698)       (95,186)
========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,209,975)       (96,651)
----------------------------------------------------------------------------------------
  Class B                                                        (845,773)       (77,081)
----------------------------------------------------------------------------------------
  Class C                                                        (337,438)       (31,309)
========================================================================================
    Total distributions from net realized gains                (2,393,186)      (205,041)
========================================================================================
    Decrease in net assets resulting from distributions        (2,474,884)      (300,227)
========================================================================================
Share transactions-net:
  Class A                                                      24,355,657      1,096,605
----------------------------------------------------------------------------------------
  Class B                                                      15,906,396      1,052,199
----------------------------------------------------------------------------------------
  Class C                                                       6,451,669        481,030
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              46,713,722      2,629,834
========================================================================================
    Net increase in net assets                                 51,589,432      6,403,837
========================================================================================

NET ASSETS:

  Beginning of year                                            19,198,623     12,794,786
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(176,123) and $(102,604), respectively)        $70,788,055    $19,198,623
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.80% of the first $250 million, plus 0.78% of the next $250 million, plus 0.76% of the next $500 million, plus 0.74% of the next $1.5 billion, plus 0.72% of the next $2.5 billion, plus 0.70% of the next $2.5 billion, plus 0.68% of the next $2.5 billion, plus 0.66% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $49,124.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $21,226 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $121,092. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B and Class C shares paid $62,525, $130,059 and $56,638, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $35,815 in front-end sales commissions from the sale of Class A shares and $0, $807 and $367 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                        UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES      (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $178,736        $18,243,208       $(10,709,512)        $   --         $ 7,712,432      $49,282       $   --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             178,736         18,243,208        (10,709,512)            --           7,712,432       49,050           --
=================================================================================================================================
  Total            $357,472        $36,486,416       $(21,419,024)        $   --         $15,424,864      $98,332       $   --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $470 and credits in custodian fees of $4 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $474.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,689 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                 --       $    --
-----------------------------------------------------------------------------------
Written                                                          433        81,729
===================================================================================
End of year                                                      433       $81,729
___________________________________________________________________________________
===================================================================================

                                           OPEN CALL OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                DECEMBER 31,
                                                                                                    2004          UNREALIZED
                                                 CONTRACT    STRIKE    NUMBER OF    PREMIUMS       MARKET        APPRECIATION
                                                  MONTH      PRICE     CONTRACTS    RECEIVED       VALUE        (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Devon Energy Corp.                                Apr-05      $40         250       $52,999       $46,250         $   6,749
------------------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                       Jan-05      $35         183        28,730        47,580           (18,850)
==============================================================================================================================
                                                                          433       $81,729       $93,830         $ (12,101)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $2,422,197    $ 95,332
------------------------------------------------------------------------------------
  Long-term capital gain                                          52,687     204,895
====================================================================================
Total distributions                                           $2,474,884    $300,227
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                2004
---------------------------------------------------------------------------
Undistributed ordinary income                                   $   216,446
---------------------------------------------------------------------------
Unrealized appreciation -- investments                            7,456,725
---------------------------------------------------------------------------
Temporary book/tax differences                                      (15,968)
---------------------------------------------------------------------------
Post-October capital loss deferral                                   (8,353)
---------------------------------------------------------------------------
Shares of beneficial interest                                    63,139,205
===========================================================================
Total net assets                                                $70,788,055
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and realization of gains on passive foreign investment companies. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on option contracts written and foreign currencies of $(10,322.)

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $60,854,445 and $36,672,647, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $7,638,896
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (171,849)
==============================================================================
Net unrealized appreciation of investment securities              $7,467,047
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $63,005,198.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2004, undistributed net investment income (loss) was increased by $93,238 and undistributed net realized gain was decreased by $93,238. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                                        2004                       2003
                                                              ------------------------    -----------------------
                                                               SHARES        AMOUNT        SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     2,289,921    $28,913,537     496,139    $ 5,108,376
-----------------------------------------------------------------------------------------------------------------
  Class B                                                     1,514,229     18,647,078     345,035      3,466,255
-----------------------------------------------------------------------------------------------------------------
  Class C                                                       618,798      7,563,706     139,530      1,450,866
=================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        95,009      1,238,925      14,310        160,136
-----------------------------------------------------------------------------------------------------------------
  Class B                                                        62,110        794,388       8,515         94,004
-----------------------------------------------------------------------------------------------------------------
  Class C                                                        24,725        316,475       3,440         37,992
=================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        60,173        757,419      14,898        155,309
-----------------------------------------------------------------------------------------------------------------
  Class B                                                       (61,312)      (757,419)    (15,126)      (155,309)
=================================================================================================================
Reacquired:(a)
  Class A                                                      (518,218)    (6,554,224)   (434,061)    (4,327,216)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      (231,753)    (2,777,651)   (244,204)    (2,352,751)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                      (121,102)    (1,428,512)   (103,345)    (1,007,828)
=================================================================================================================
                                                              3,732,580    $46,713,722     225,131    $ 2,629,834
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Amount is net of redemption fees of $1,773, $1,289, and $566 for Class A, Class B and Class C shares, respectively.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                            -------------------------------------------------------------------
                                                                                                              DECEMBER 29, 2000
                                                                                                              (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                                            ----------------------------------------------      DECEMBER 31,
                                                             2004            2003        2002        2001           2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 11.74         $ 9.05      $ 9.85      $10.00         $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 0.01(a)(b)     0.01(b)    (0.11)(b)   (0.05)(b)          --
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                2.04           2.89       (0.69)      (0.10)            --
===============================================================================================================================
    Total from investment operations                           2.05           2.90       (0.80)      (0.15)            --
===============================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.03)         (0.09)      (0.00)      (0.00)            --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (0.48)         (0.12)         --          --             --
===============================================================================================================================
    Total distributions                                       (0.51)         (0.21)      (0.00)      (0.00)            --
===============================================================================================================================
Redemption fees added to beneficial interest                   0.00             --          --          --             --
===============================================================================================================================
Net asset value, end of period                              $ 13.28         $11.74      $ 9.05      $ 9.85         $10.00
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                               17.50%         32.15%      (8.08)%     (1.49)%           --
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $36,092         $9,270      $6,321      $8,725         $1,110
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               2.00%(d)       2.00%       2.00%       1.91%          1.80%(e)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            2.20%(d)       3.12%       2.75%       4.44%         76.90%(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       0.10%(a)(d)    0.14%      (1.16)%     (0.52)%         3.91%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(f)                                      129%           372%        101%        168%            --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $(0.02) and (0.14)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $17,864,283.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                                                        JANUARY 2, 2001
                                                                                                          (DATE SALES
                                                                   YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              ----------------------------------         DECEMBER 31,
                                                               2004            2003        2002              2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.57         $ 8.94      $ 9.79            $10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)(b)   (0.05)(b)   (0.17)(b)         (0.11)(b)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.00           2.83       (0.68)            (0.10)
========================================================================================================================
    Total from investment operations                             1.93           2.78       (0.85)            (0.21)
========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.00)         (0.03)         --             (0.00)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.48)         (0.12)         --                --
========================================================================================================================
    Total distributions                                         (0.48)         (0.15)         --             (0.00)
========================================================================================================================
Redemption fees added to beneficial interest                     0.00             --          --                --
========================================================================================================================
Net asset value, end of period                                $ 13.02         $11.57      $ 8.94            $ 9.79
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                 16.77%         31.26%      (8.68)%           (2.09)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,675         $7,075      $4,624            $3,613
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.65%(d)       2.65%       2.65%             2.57%(e)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.85%(d)       3.77%       3.40%             5.10%(e)
========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.55)%(a)(d)  (0.51)%     (1.81)%           (1.18)%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                        129%           372%        101%              168%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $13,005,885.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                                         JANUARY 11, 2001
                                                                                                            (DATE SALES
                                                                    YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                              ------------------------------------         DECEMBER 31,
                                                               2004              2003        2002              2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.58           $ 8.94      $ 9.79            $10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)(b)     (0.05)(b)   (0.17)(b)         (0.11)(b)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.00             2.84       (0.68)            (0.10)
==========================================================================================================================
    Total from investment operations                             1.93             2.79       (0.85)            (0.21)
==========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.00)           (0.03)         --             (0.00)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.48)           (0.12)         --                --
==========================================================================================================================
    Total distributions                                         (0.48)           (0.15)         --             (0.00)
==========================================================================================================================
Redemption fees added to beneficial interest                     0.00               --          --                --
==========================================================================================================================
Net asset value, end of period                                $ 13.03           $11.58      $ 8.94            $ 9.79
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                 16.75%           31.37%      (8.68)%           (2.09)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,021           $2,853      $1,850            $1,312
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.65%(d)         2.65%       2.65%             2.57%(e)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.85%(d)         3.77%       3.40%             5.10%(e)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.55)%(a)(d)    (0.51)%     (1.81)%           (1.18)%(e)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                                        129%             372%        101%              168%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $5,663,781.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM International Small Company Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Small Company Fund, formerly AIM International Emerging Growth Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS--91.61%

AUSTRALIA-1.82%

Computershare Ltd. (Data Processing &
  Outsourced Services)(a)                         260,000   $  1,154,064
------------------------------------------------------------------------
CSL Ltd. (Biotechnology)(a)                        97,000      2,223,526
------------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)(a)                                  263,900      1,475,197
------------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)(a)                  156,100      1,565,853
========================================================================
                                                               6,418,640
========================================================================

AUSTRIA-1.41%

Andritz A.G. (Industrial Machinery)(a)             65,700      4,989,898
========================================================================

BERMUDA-2.11%

Central European Media Enterprises Ltd.-Class
  A (Broadcasting & Cable TV)(b)                   79,050      3,081,527
------------------------------------------------------------------------
Giordano International Ltd. (Apparel
  Retail)(a)                                    2,698,000      1,692,553
------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.
  (Hotels, Resorts & Cruise Lines)(a)(b)       34,070,000      2,451,415
------------------------------------------------------------------------
Top Form International Ltd. (Apparel,
  Accessories & Luxury Goods)(a)                  986,000        233,097
========================================================================
                                                               7,458,592
========================================================================

BRAZIL-1.99%

Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar-ADR (Hypermarkets & Super
  Centers)                                         62,000      1,587,200
------------------------------------------------------------------------
Natura Cosmeticos S.A. (Personal Products)
  (Acquired 11/10/04-12/13/04; Cost
  $1,794,994)(c)                                   80,100      2,337,255
------------------------------------------------------------------------
Perdigao S.A.-Pfd. (Packaged Foods & Meats)        77,300      1,667,654
------------------------------------------------------------------------
Sadia S.A.-Pfd. (Packaged Foods & Meats)          632,700      1,424,528
========================================================================
                                                               7,016,637
========================================================================

CANADA-19.98%

Aastra Technologies Ltd. (Communications
  Equipment)(b)                                    79,400      1,386,040
------------------------------------------------------------------------
ADDENDA Capital Inc. (Investment Banking &
  Brokerage) (Acquired 12/03/04; Cost
  $2,847,571)(b)(c)(d)(e)                         200,000      4,102,009
------------------------------------------------------------------------
AKITA Drilling Ltd.-Class A (Oil & Gas
  Drilling)                                        80,820      1,798,839
------------------------------------------------------------------------
Badger Income Fund (Construction &
  Engineering)                                    264,140      3,819,739
------------------------------------------------------------------------
BMTC Group, Inc.-Class A (Specialty Stores)       147,564      1,559,315
------------------------------------------------------------------------
Ceramic Protection Corp. (Aerospace &
  Defense)(b)                                     116,400      2,895,836
------------------------------------------------------------------------
Crew Energy Inc. (Oil & Gas Exploration &
  Production)(b)                                  347,400      2,413,604
------------------------------------------------------------------------
CryptoLogic Inc. (Internet Software &
  Services)                                       282,090      7,034,353
------------------------------------------------------------------------
Exco Technologies Ltd. (Industrial Machinery)     166,400      1,041,168
------------------------------------------------------------------------
Extendicare Inc.-Class A (Health Care
  Facilities)(b)                                  124,540      1,600,984
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
CANADA-(CONTINUED)

FirstService Corp. (Diversified Commercial
  Services)(b)                                    131,600   $  2,146,158
------------------------------------------------------------------------
Great Canadian Gaming Corp. (Casinos &
  Gaming)(b)                                      139,040      5,264,975
------------------------------------------------------------------------
Groupe Laperriere & Verreault Inc.-Class A
  (Industrial Machinery)(b)                        50,300        935,395
------------------------------------------------------------------------
Kingsway Financial Services Inc. (Property &
  Casualty Insurance)(b)                          144,000      2,276,490
------------------------------------------------------------------------
Lions Gate Entertainment Corp. (Movies &
  Entertainment)(b)                               275,080      2,921,350
------------------------------------------------------------------------
Reitmans (Canada) Ltd.-Class A (Apparel
  Retail)                                         113,000      2,689,021
------------------------------------------------------------------------
StarPoint Energy Ltd. (Oil & Gas Exploration
  & Production)(b)                                643,100      2,835,986
------------------------------------------------------------------------
Telesystem International Wireless Inc.
  (Wireless Telecommunication Services)(b)        169,990      1,902,372
------------------------------------------------------------------------
Total Energy Services Ltd. (Oil & Gas
  Equipment & Services)(b)                        354,190      2,012,828
------------------------------------------------------------------------
Transat A.T. Inc. (Airlines)(b)                    69,350      1,390,635
------------------------------------------------------------------------
Trican Well Service Ltd. (Oil & Gas Equipment
  & Services)(b)                                  137,080      7,584,823
------------------------------------------------------------------------
Vanguard Response Systems Inc. (Specialty
  Chemicals)(b)                                   436,000      1,832,009
------------------------------------------------------------------------
Wajax Ltd. (Industrial Machinery)(b)              141,870      1,676,211
------------------------------------------------------------------------
West Energy Ltd. (Oil & Gas Exploration &
  Production)(b)                                  620,000      2,950,784
------------------------------------------------------------------------
Western Oil Sands Inc.-Class A (Oil & Gas
  Exploration & Production)(b)                     68,900      2,399,189
------------------------------------------------------------------------
Workbrain Corp. (Application Software)(b)         148,300      2,127,297
========================================================================
                                                              70,597,410
========================================================================

CAYMAN ISLANDS-3.74%

China Mengniu Dairy Co. Ltd. (Packaged Foods
  & Meats)(b)                                   1,766,000      1,385,936
------------------------------------------------------------------------
Chitaly Holdings Ltd. (Home Furnishings)(a)     1,684,000      1,378,213
------------------------------------------------------------------------
Global Bio-chem Technology Group Co.
  Ltd.-Wts., expiring 05/31/07
  (Biotechnology)(f)                              114,250          5,438
------------------------------------------------------------------------
Golden Meditech Co. Ltd. (Health Care
  Equipment)                                    2,744,000        691,931
------------------------------------------------------------------------
Hengan International Group Co. Ltd. (Personal
  Products)(a)                                  2,558,000      1,679,118
------------------------------------------------------------------------
Luen Thai Holdings Ltd. (Distributors)
  (Acquired 07/09/04-10/25/04; Cost
  $1,225,048)(b)(c)                             2,705,000      1,400,734
------------------------------------------------------------------------
Norstar Founders Group Ltd. (Auto Parts &
  Equipment)(a)                                 2,000,000        455,728
------------------------------------------------------------------------
Sa Sa International Holdings Ltd. (Specialty
  Stores)(a)                                    2,896,000      1,555,574
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
CAYMAN ISLANDS-(CONTINUED)

Shanda Interactive Entertainment Ltd.-ADR
  (Home Entertainment Software)(b)(c)              59,950   $  2,547,875
------------------------------------------------------------------------
Solomon Systech International Ltd.
  (Semiconductors)(a)                           8,546,000      2,118,521
========================================================================
                                                              13,219,068
========================================================================

CHINA-0.97%

Tong Ren Tang Technologies Co. Ltd.-Class H
  (Pharmaceuticals)                               400,000        877,419
------------------------------------------------------------------------
Weiqiao Textile Co. Ltd.-Class H (Textiles)
  (Acquired 09/19/03-10/25/04; Cost
  $1,237,509)(a)(c)                               927,000      1,460,027
------------------------------------------------------------------------
Yantai North Andre Juice Co. Ltd.-Class H
  (Packaged Foods & Meats)                      8,265,000      1,084,590
========================================================================
                                                               3,422,036
========================================================================

DENMARK-0.72%

Topdanmark A.S. (Multi-Line Insurance)(a)(b)       32,443      2,554,177
========================================================================

FINLAND-0.60%

Nokian Renkaat Oyj (Tires & Rubber)(a)             14,045      2,122,685
========================================================================

FRANCE-5.30%

Camaieu (Apparel Retail)(a)                        28,615      2,841,018
------------------------------------------------------------------------
Eiffage S.A. (Construction & Engineering)
  (Acquired 03/26/04-11/22/04; Cost
  $2,562,122)(a)(c)                                33,370      3,855,876
------------------------------------------------------------------------
Elior (Restaurants)(a)                            291,300      3,311,990
------------------------------------------------------------------------
Eramet SLN (Diversified Metals & Mining)           15,600      1,400,885
------------------------------------------------------------------------
Euler Hermes S.A. (Property & Casualty
  Insurance)(a)                                    49,320      3,397,255
------------------------------------------------------------------------
Trigano (Leisure Products)(a)                      47,375      3,912,266
========================================================================
                                                              18,719,290
========================================================================

GERMANY-5.13%

Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)(a)         40,430      5,354,713
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 01/30/02-02/13/04; Cost
  $933,270)(a)(c)                                  11,819      3,246,411
------------------------------------------------------------------------
Rheinmetall A.G.-Pfd. (Industrial
  Conglomerates)(a)                                77,161      4,022,723
------------------------------------------------------------------------
Techem A.G. (Diversified Commercial
  Services)(b)                                    151,280      5,489,403
========================================================================
                                                              18,113,250
========================================================================

GREECE-1.32%

Germanos S.A. (Computer & Electronics
  Retail)(a)                                       69,821      2,062,989
------------------------------------------------------------------------
Titan Cement Co. S.A. (Construction
  Materials)(a)                                    88,200      2,608,088
========================================================================
                                                               4,671,077
========================================================================

HONG KONG-1.52%

Dah Sing Banking Group Ltd. (Diversified
  Banks)                                          753,840      1,561,448
------------------------------------------------------------------------
Dah Sing Financial Group (Diversified
  Banks)(a)                                        95,200        739,152
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
HONG KONG-(CONTINUED)

Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 04/24/02-08/19/04;
  Cost $639,888)(a)(c)                            600,000   $  1,307,691
------------------------------------------------------------------------
Wing Hang Bank Ltd. (Diversified Banks)(a)        252,000      1,770,888
========================================================================
                                                               5,379,179
========================================================================

INDIA-1.66%

Bharat Forge Ltd. (Auto Parts & Equipment)         52,290      1,291,131
------------------------------------------------------------------------
Bharat Forge Ltd.-Wts., expiring 09/30/06
  (Auto Parts & Equipment)(f)                       1,245          4,726
------------------------------------------------------------------------
HDFC Bank Ltd. (Diversified Banks)(a)             172,000      2,058,543
------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)                     78,000      1,374,645
------------------------------------------------------------------------
Wockhardt Ltd. (Pharmaceuticals)                  141,600      1,152,149
========================================================================
                                                               5,881,194
========================================================================

IRELAND-3.44%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                       155,365      3,767,734
------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)(a)              72,910      1,223,650
------------------------------------------------------------------------
Grafton Group PLC (Trading Companies &
  Distributors)(b)(g)                             239,830      2,602,635
------------------------------------------------------------------------
Kingspan Group PLC (Building Products)            272,900      2,609,831
------------------------------------------------------------------------
Paddy Power PLC (Casinos & Gaming)(a)             131,800      1,936,620
========================================================================
                                                              12,140,470
========================================================================

ITALY-0.97%

Lottomatica S.p.A. (Casinos & Gaming)(a)           94,400      3,442,914
========================================================================

JAPAN-5.67%

ARGO GRAPHICS Inc. (IT Consulting & Other
  Services)(a)                                     57,500      1,490,054
------------------------------------------------------------------------
Clarion Co., Ltd. (Consumer
  Electronics)(a)(b)                            1,057,000      2,491,159
------------------------------------------------------------------------
Daiwa House Industry Co., Ltd.
  (Homebuilding)(a)                                94,000      1,071,125
------------------------------------------------------------------------
Mars Engineering Corp. (Leisure Products)(a)       60,100      2,038,437
------------------------------------------------------------------------
NEOMAX Co., Ltd. (Electrical Components &
  Equipment)(a)                                   120,000      2,129,373
------------------------------------------------------------------------
NHK Spring Co., Ltd. (Auto Parts &
  Equipment)(a)                                   414,000      2,836,491
------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)(a)              23,000        721,291
------------------------------------------------------------------------
OMRON Corp. (Electronic Equipment
  Manufacturers)(a)                                74,600      1,780,940
------------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)(a)      172,000      1,260,549
------------------------------------------------------------------------
Stanley Electric Co., Ltd. (Auto Parts &
  Equipment)(a)                                   171,800      2,951,252
------------------------------------------------------------------------
USS Co., Ltd. (Specialty Stores)(a)                15,100      1,268,471
========================================================================
                                                              20,039,142
========================================================================

LUXEMBOURG-0.55%

SBS Broadcasting S.A. (Broadcasting & Cable
  TV)(b)                                           48,470      1,949,948
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MALAYSIA-0.71%

Maxis Communications Berhad (Wireless
  Telecommunication Services)(a)                  476,600   $  1,173,216
------------------------------------------------------------------------
Public Bank Berhad (Diversified Banks)(a)         672,950      1,345,072
========================================================================
                                                               2,518,288
========================================================================

MEXICO-1.46%

Consorcio ARA, S.A. de C.V. (Homebuilding)(b)     463,100      1,393,251
------------------------------------------------------------------------
Corporacion GEO, S.A. de C.V.-Series B
  (Homebuilding)(b)                               687,600      1,377,052
------------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V.-Class O
  (Diversified Banks)                             380,600      2,399,472
========================================================================
                                                               5,169,775
========================================================================

NETHERLANDS-3.07%

Aalberts Industries N.V. (Industrial
  Conglomerates)(a)                               110,121      5,318,731
------------------------------------------------------------------------
Axalto Holding N.V. (Computer Storage &
  Peripherals)(b)                                  44,400      1,153,378
------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering)(a)                                  87,100      4,363,990
========================================================================
                                                              10,836,099
========================================================================

NORWAY-4.11%

Aktiv Kapital A.S.A. (Specialized Finance)        266,554      5,930,940
------------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)(a)               41,336        896,813
------------------------------------------------------------------------
Schibsted A.S.A. (Publishing)(a)                  117,000      3,307,014
------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)(b)                     171,780      4,372,914
========================================================================
                                                              14,507,681
========================================================================

PHILIPPINES-0.45%

Philippine Long Distance Telephone Co.
  (Integrated Telecommunication
  Services)(a)(b)                                  64,500      1,583,886
========================================================================

PORTUGAL-0.61%

SonaeCom, SGPS, S.A. (Wireless
  Telecommunication Services)(a)(b)               417,600      2,148,697
========================================================================

SINGAPORE-1.39%

Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                               148,000        780,244
------------------------------------------------------------------------
Keppel Land Ltd. (Real Estate Management &
  Development)(a)                               1,184,000      1,632,819
------------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                     1,032,000      1,093,904
------------------------------------------------------------------------
Sunningdale Precision Industries Ltd.
  (Industrial Machinery)(a)                     2,918,000      1,388,048
========================================================================
                                                               4,895,015
========================================================================

SOUTH AFRICA-0.84%

Massmart Holdings Ltd. (Hypermarkets & Super
  Centers)                                        369,600      2,954,791
========================================================================

SOUTH KOREA-2.26%

Cheil Communications Inc. (Advertising)(a)(b)       8,600      1,249,390
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SOUTH KOREA-(CONTINUED)

CJ Corp. (Packaged Foods & Meats)(a)(b)            26,610   $  1,812,301
------------------------------------------------------------------------
Core Logic (Electronic Manufacturing
  Services)                                        56,310      1,770,567
------------------------------------------------------------------------
Hana Bank (Diversified Banks)(a)(b)                53,600      1,334,964
------------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)(a)(b)                        55,400      1,807,429
========================================================================
                                                               7,974,651
========================================================================

SPAIN-0.97%

Corporacion Mapfre S.A. (Multi-Line
  Insurance)(a)                                   151,830      2,231,423
------------------------------------------------------------------------
Gestevision Telecinco S.A. (Broadcasting &
  Cable TV) (Acquired 06/23/04; Cost
  $712,386)(b)(c)                                  58,000      1,194,317
========================================================================
                                                               3,425,740
========================================================================

SWITZERLAND-3.96%

Amazys Holding A.G. (Diversified Commercial
  Services)(a)                                     60,000      3,253,736
------------------------------------------------------------------------
Leica Geosystems A.G. (Electronic Equipment
  Manufacturers)(a)(b)                             17,200      5,268,679
------------------------------------------------------------------------
SAIA-Burgess Electronics A.G. (Electronic
  Equipment Manufacturers)(a)                       4,950      2,945,314
------------------------------------------------------------------------
Saurer A.G. (Industrial Machinery)(a)(b)           43,400      2,541,197
========================================================================
                                                              14,008,926
========================================================================

TAIWAN-1.54%

Catcher Technology Co., Ltd. (Computer
  Storage & Peripherals)(a)                       599,200      1,977,266
------------------------------------------------------------------------
Hotai Motor Co. Ltd. (Automobile
  Manufacturers)(a)                               990,000      2,032,484
------------------------------------------------------------------------
Merry Electronics Co., Ltd. (Consumer
  Electronics)(a)                                 555,954      1,331,950
------------------------------------------------------------------------
Novatek Microelectronics Corp., Ltd.
  (Semiconductors)(a)                              31,194        109,469
========================================================================
                                                               5,451,169
========================================================================

THAILAND-0.68%

Siam Commercial Bank PCL (Diversified
  Banks)(a)                                     1,925,000      2,410,098
========================================================================

UNITED KINGDOM-10.66%

Admiral Group PLC (Property & Casualty
  Insurance) (Acquired 09/23/04-12/29/04;
  Cost $1,450,709)(b)(c)                          278,800      1,724,891
------------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)(a)                                 395,600      2,388,216
------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                    254,720      1,793,363
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)              180,740      2,748,192
------------------------------------------------------------------------
Findel PLC (Catalog Retail)(a)                    222,900      2,027,327
------------------------------------------------------------------------
Homeserve PLC (Diversified Commercial
  Services)                                       295,800      4,324,066
------------------------------------------------------------------------
Johnston Press PLC (Publishing)(a)                173,390      1,800,422
------------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)(a)                                     182,720      1,678,225
------------------------------------------------------------------------
McBride PLC (Household Products)(a)             1,134,010      3,065,224
------------------------------------------------------------------------
NDS Group PLC-ADR (Application Software)(b)        98,300      3,349,966
------------------------------------------------------------------------
Savills PLC (Other Diversified Financial
  Services)                                       244,225      2,440,996
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Sportingbet PLC (Casinos & Gaming)(a)(b)        1,036,600   $  3,757,147
------------------------------------------------------------------------
T&F Informa PLC (Publishing)                      404,614      2,930,198
------------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)              70,200      1,158,176
------------------------------------------------------------------------
WS Atkins PLC (Diversified Commercial
  Services)(a)                                    181,355      2,483,866
========================================================================
                                                              37,670,275
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $239,167,228)                          323,690,698
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-8.29%

Liquid Assets Portfolio-Institutional
  Class(h)                                     14,652,276   $ 14,652,276
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(h)    14,652,276     14,652,276
========================================================================
    Total Money Market Funds (Cost
      $29,304,552)                                            29,304,552
========================================================================
TOTAL INVESTMENTS-99.90% (Cost $268,471,780)                 352,995,250
========================================================================
OTHER ASSETS LESS LIABILITIES-0.10%                              343,237
========================================================================
NET ASSETS-100.00%                                          $353,338,487
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $178,575,072, which represented 50.59% of the Fund's Total Investments. See
    Note 1A.
(b) Non-income producing security.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $20,629,211, which represented 5.84% of the Fund 's Net Assets. Unless otherwise indicated these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The market value of this security considered illiquid at December 31, 2004 represented 1.16% of the Fund's Net Assets.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 1.16% of the Fund's Total Investments. See
    Note 1A.
(f) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(g) Each unit represents one ordinary share, one ordinary C share and nine ordinary A shares.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $239,167,228)                                $323,690,698
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $29,304,552)                             29,304,552
===========================================================
    Total investments (cost $268,471,780)       352,995,250
===========================================================
Foreign currencies, at market value (cost
  $2,473,153)                                     2,519,115
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,724,506
-----------------------------------------------------------
  Fund shares sold                                4,438,252
-----------------------------------------------------------
  Dividends                                         739,715
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               24,095
-----------------------------------------------------------
Other assets                                         61,483
===========================================================
    Total assets                                362,502,416
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           8,126,760
-----------------------------------------------------------
  Fund shares reacquired                            680,323
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 26,670
-----------------------------------------------------------
Accrued distribution fees                           156,276
-----------------------------------------------------------
Accrued transfer agent fees                          38,289
-----------------------------------------------------------
Accrued operating expenses                          135,611
===========================================================
    Total liabilities                             9,163,929
===========================================================
Net assets applicable to shares outstanding    $353,338,487
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $269,345,292
-----------------------------------------------------------
Undistributed net investment income (loss)          (21,967)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                       (457,096)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      84,472,258
===========================================================
                                               $353,338,487
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $257,578,890
___________________________________________________________
===========================================================
Class B                                        $ 47,941,767
___________________________________________________________
===========================================================
Class C                                        $ 47,817,830
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          15,933,590
___________________________________________________________
===========================================================
Class B                                           3,031,921
___________________________________________________________
===========================================================
Class C                                           3,025,009
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      16.17
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.17 divided by
      94.50%)                                  $      17.11
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      15.81
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      15.81
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $456,976)        $ 3,007,124
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      135,911
-------------------------------------------------------------------------
Interest                                                            7,800
=========================================================================
    Total investment income                                     3,150,835
=========================================================================

EXPENSES:

Advisory fees                                                   1,828,269
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                    309,059
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         495,861
-------------------------------------------------------------------------
  Class B                                                         273,185
-------------------------------------------------------------------------
  Class C                                                         234,563
-------------------------------------------------------------------------
Transfer agent fees                                               429,862
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             17,510
-------------------------------------------------------------------------
Other                                                             246,697
=========================================================================
    Total expenses                                              3,885,006
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
    arrangement                                                   (37,258)
=========================================================================
    Net expenses                                                3,847,748
=========================================================================
Net investment income (loss)                                     (696,913)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities (Net of tax on sale of foreign
    investments of $90,696) -- Note 1G                          5,950,394
-------------------------------------------------------------------------
  Foreign currencies                                              140,539
=========================================================================
                                                                6,090,933
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (Net of tax on sale of foreign
    investments of $47,079) -- Note 1G                         59,958,824
-------------------------------------------------------------------------
  Foreign currencies                                               13,603
-------------------------------------------------------------------------
  Futures contracts                                                   (21)
=========================================================================
                                                               59,972,406
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            66,063,339
=========================================================================
Net increase in net assets resulting from operations          $65,366,426
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (696,913)   $   (284,447)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and future contracts                              6,090,933       5,752,968
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts        59,972,406      23,348,468
==========================================================================================
    Net increase in net assets resulting from operations        65,366,426      28,816,989
==========================================================================================
Distributions to shareholders from net investment
  income -- Class A                                                (60,067)       (120,788)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (3,378,922)             --
------------------------------------------------------------------------------------------
  Class B                                                         (646,759)             --
------------------------------------------------------------------------------------------
  Class C                                                         (626,531)             --
==========================================================================================
    Decrease in net assets resulting from distributions         (4,712,279)       (120,788)
==========================================================================================
Share transactions-net:
  Class A                                                      126,403,770      56,079,420
------------------------------------------------------------------------------------------
  Class B                                                       22,472,939       8,070,154
------------------------------------------------------------------------------------------
  Class C                                                       30,787,540       3,704,141
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              179,664,249      67,853,715
==========================================================================================
    Net increase in net assets                                 240,318,396      96,549,916
==========================================================================================

NET ASSETS:

  Beginning of year                                            113,020,091      16,470,175
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(21,967) and $(77,408), respectively)          $353,338,487    $113,020,091
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Small Company Fund, formerly AIM International Emerging Growth Fund, (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.935% of the first $250 million, plus 0.91% of the next $250 million, plus 0.885% of the next $500 million, plus 0.86% of the next $1.5 billion, plus 0.835% of the next $2.5 billion, plus 0.81% of the next $2.5 billion, plus 0.785% of the next $2.5 billion, plus 0.76% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,642.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $33,283 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $429,862. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B and Class C shares paid $495,861, $273,185 and $234,563, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $164,316 in front-end sales commissions from the sale of Class A shares and $50,130, $18,191 and $36,764 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,055,406       $ 73,608,722      $ (63,011,852)        $   --         $14,652,276     $ 68,175       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,055,406         73,608,722        (63,011,852)            --          14,652,276       67,736           --
==================================================================================================================================
  Total           $8,110,812       $147,217,444      $(126,023,704)        $   --         $29,304,552     $135,911       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,333 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2,333.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,996 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $1,464,397    $120,788
------------------------------------------------------------------------------------
  Long-term capital gain                                       3,247,882          --
====================================================================================
Total distributions                                           $4,712,279    $120,788
____________________________________________________________________________________
====================================================================================

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $    478,007
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          83,942,218
--------------------------------------------------------------------------
Temporary book/tax differences                                     (21,967)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (405,063)
--------------------------------------------------------------------------
Shares of beneficial interest                                  269,345,292
==========================================================================
Total net assets                                              $353,338,487
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies and accrued tax on certain unrealized gains of $(51,211).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    There was no capital loss carryforward for the year ended December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $314,025,223 and $158,935,700, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $84,632,502
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (639,073)
===============================================================================
Net unrealized appreciation of investment securities              $83,993,429
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $269,001,821.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions excise taxes, treatment of passive foreign investment companies, distribution reclassification, the use of proceeds from redemption as distributions, treatment of foreign capital gain tax and net operating losses, on December 31, 2004, undistributed net investment income was increased by $812,421, undistributed net realized gain (loss) was decreased by $1,933,211 and shares of beneficial interest increased by $1,120,790. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     16,386,746    $ 224,397,563    11,919,761    $109,893,228
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,424,445       32,530,604     1,165,952      11,299,951
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,054,037       40,985,997     2,225,582      18,994,606
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        171,758        2,658,846         7,488          87,303
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         40,784          617,885            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         39,308          595,120            --              --
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        124,568        1,742,784        33,321         340,599
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (127,016)      (1,742,784)      (33,826)       (340,599)
=======================================================================================================================
Reacquired:(b)
  Class A                                                     (7,975,559)    (102,395,423)   (6,138,550)    (54,241,710)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (697,463)      (8,932,766)     (313,814)     (2,889,198)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (843,079)     (10,793,577)   (1,867,698)    (15,290,465)
=======================================================================================================================
                                                              12,598,529    $ 179,664,249     6,998,216    $ 67,853,715
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b) Net of redemption fees of $22,491, $3,963 and $3,254 for Class A, Class B and Class C shares for 2004, respectively, and $121, $28 and $17 for Class A, Class B, and Class C shares for 2003, respectively, based on the relative net assets of each class.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED DECEMBER 31,                     COMMENCED) TO
                                                         -------------------------------------------------         DECEMBER 31,
                                                           2004          2003          2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  12.08       $  6.91       $ 7.10       $  7.97           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.03)(a)     (0.04)(a)    (0.06)(a)     (0.08)(a)         (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              4.34          5.24        (0.13)        (0.76)            (2.00)
=================================================================================================================================
    Total from investment operations                         4.31          5.20        (0.19)        (0.84)            (2.03)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.00)        (0.03)          --         (0.03)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     (0.22)           --           --            --                --
=================================================================================================================================
    Total distributions                                     (0.22)        (0.03)          --         (0.03)               --
=================================================================================================================================
Redemptions fees added to shares of beneficial interest      0.00          0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                           $  16.17       $ 12.08       $ 6.91       $  7.10           $  7.97
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             35.83%        75.10%       (2.68)%      (10.48)%          (20.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $257,579       $87,269       $9,703       $ 5,202           $ 5,625
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             1.83%(c)      2.00%        2.01%         2.00%(d)          2.11%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          1.85%(c)      2.35%        3.03%         4.53%(d)          6.83%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.19)%(c)    (0.46)%      (0.85)%       (1.12)%           (1.09)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                     87%           93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $141,674,613.
(d) Ratio of expenses to average net assets including interest expense were 2.02% and 4.55% with and without fee waivers and/or expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED DECEMBER 31,                     COMMENCED) TO
                                                          ------------------------------------------------         DECEMBER 31,
                                                           2004          2003          2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 11.89       $  6.84       $ 7.07       $  7.95           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.11)(a)     (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              4.25          5.15        (0.12)        (0.75)            (2.00)
=================================================================================================================================
    Total from investment operations                         4.14          5.05        (0.23)        (0.88)            (2.05)
=================================================================================================================================
Less distributions from net realized gains                  (0.22)           --           --            --                --
=================================================================================================================================
Redemptions fees added to shares of beneficial interest      0.00          0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                            $ 15.81       $ 11.89       $ 6.84       $  7.07           $  7.95
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             34.94%        73.83%       (3.25)%      (11.07)%          (20.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $47,942       $16,543       $3,918       $ 2,016           $ 1,992
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             2.48%(c)      2.65%        2.66%         2.70%(d)          2.81%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          2.50%(c)      3.00%        3.68%         5.23%(d)          7.53%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.84)%(c)    (1.11)%      (1.50)%       (1.83)%           (1.79)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                     87%           93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $27,318,464.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without fee waivers and/or expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                           -----------------------------------------------         DECEMBER 31,
                                                            2004          2003         2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.89       $ 6.83       $ 7.07       $  7.95           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.11)(a)    (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               4.25         5.16        (0.13)        (0.75)            (2.00)
=================================================================================================================================
    Total from investment operations                          4.14         5.06        (0.24)        (0.88)            (2.05)
=================================================================================================================================
Less distributions from net realized gains                   (0.22)          --           --            --                --
=================================================================================================================================
Redemptions fees added to shares of beneficial interest       0.00         0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                             $ 15.81       $11.89       $ 6.83       $  7.07           $  7.95
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              34.94%       74.09%       (3.39)%      (11.07)%          (20.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $47,818       $9,208       $2,849       $ 2,588           $ 2,649
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              2.48%(c)     2.65%        2.66%         2.70%(d)          2.81%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           2.50%(c)     3.00%        3.68%         5.23%(d)          7.53%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.84)%(c)   (1.11)%      (1.50)%       (1.83)%           (1.79)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                      87%          93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $23,456,283.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without fee waivers and/or expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM

Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Mid Cap Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Basic Value Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.11%

ADVERTISING-2.95%

Interpublic Group of Cos., Inc. (The)(a)         470,070   $  6,298,938
=======================================================================

APPAREL RETAIL-4.50%

Gap, Inc. (The)                                  215,500      4,551,360
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                             201,900      5,073,747
=======================================================================
                                                              9,625,107
=======================================================================

APPLICATION SOFTWARE-0.99%

MAPICS, Inc.(a)                                  200,200      2,112,110
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.25%

Waddell & Reed Financial, Inc.-Class A           201,490      4,813,596
=======================================================================

BUILDING PRODUCTS-1.69%

American Standard Cos. Inc.(a)                    87,250      3,605,170
=======================================================================

CONSUMER FINANCE-1.81%

MoneyGram International, Inc.                    183,500      3,879,190
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-9.70%

BISYS Group, Inc. (The)(a)                       174,900      2,877,105
-----------------------------------------------------------------------
Ceridian Corp.(a)                                239,280      4,374,039
-----------------------------------------------------------------------
Certegy Inc.                                     113,850      4,045,090
-----------------------------------------------------------------------
DST Systems, Inc.(a)                             111,270      5,799,392
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     128,300      3,634,739
=======================================================================
                                                             20,730,365
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.10%

Corinthian Colleges, Inc.(a)                     261,100      4,920,430
-----------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                  321,400      8,115,350
=======================================================================
                                                             13,035,780
=======================================================================

FOOD RETAIL-2.21%

Kroger Co. (The)(a)                              268,700      4,712,998
=======================================================================

HEALTH CARE DISTRIBUTORS-3.04%

McKesson Corp.                                   206,200      6,487,052
=======================================================================

HEALTH CARE EQUIPMENT-2.55%

Waters Corp.(a)                                  116,500      5,451,035
=======================================================================

HEALTH CARE FACILITIES-1.65%

Universal Health Services, Inc.-Class B           79,350      3,531,075
=======================================================================

HEALTH CARE SERVICES-0.99%

IMS Health Inc.                                   91,240      2,117,680
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES-2.57%

Orient-Express Hotels Ltd.-Class A (Bermuda)     140,700   $  2,894,199
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         44,380      2,591,792
=======================================================================
                                                              5,485,991
=======================================================================

INSURANCE BROKERS-2.38%

Aon Corp.                                        213,600      5,096,496
=======================================================================

IT CONSULTING & OTHER SERVICES-2.55%

Acxiom Corp.                                     207,550      5,458,565
=======================================================================

LEISURE FACILITIES-2.24%

Speedway Motorsports, Inc.                       122,300      4,791,714
=======================================================================

LEISURE PRODUCTS-2.42%

Brunswick Corp.                                  104,470      5,171,265
=======================================================================

LIFE & HEALTH INSURANCE-4.14%

Nationwide Financial Services, Inc.-Class A      123,290      4,713,377
-----------------------------------------------------------------------
Protective Life Corp.                             96,900      4,136,661
=======================================================================
                                                              8,850,038
=======================================================================

MANAGED HEALTH CARE-5.43%

Aetna Inc.                                        46,890      5,849,528
-----------------------------------------------------------------------
WellPoint Inc.(a)                                 49,980      5,747,700
=======================================================================
                                                             11,597,228
=======================================================================

MULTI-LINE INSURANCE-3.62%

American Financial Group, Inc.                   114,630      3,589,065
-----------------------------------------------------------------------
Genworth Financial Inc.-Class A                  154,000      4,158,000
=======================================================================
                                                              7,747,065
=======================================================================

OIL & GAS DRILLING-5.37%

Nabors Industries, Ltd. (Bermuda)(a)              77,290      3,964,204
-----------------------------------------------------------------------
Pride International, Inc.(a)(b)                  202,910      4,167,771
-----------------------------------------------------------------------
Todco-Class A(a)                                 181,000      3,334,020
=======================================================================
                                                             11,465,995
=======================================================================

PACKAGED FOODS & MEATS-2.13%

Cadbury Schweppes PLC-ADR (United Kingdom)       120,700      4,550,390
=======================================================================

PROPERTY & CASUALTY INSURANCE-3.39%

ACE Ltd. (Cayman Islands)                        169,320      7,238,430
=======================================================================

REGIONAL BANKS-4.52%

Cullen/Frost Bankers, Inc.                        90,100      4,378,860
-----------------------------------------------------------------------
Zions Bancorp                                     77,570      5,277,087
=======================================================================
                                                              9,655,947
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

RESTAURANTS-3.97%

CEC Entertainment Inc.(a)                         98,950   $  3,955,032
-----------------------------------------------------------------------
Outback Steakhouse, Inc.                          99,030      4,533,593
=======================================================================
                                                              8,488,625
=======================================================================

SYSTEMS SOFTWARE-3.88%

Computer Associates International, Inc.          266,800      8,286,808
=======================================================================

THRIFTS & MORTGAGE FINANCE-6.07%

Federal Agricultural Mortgage Corp.-Class C      102,100      2,378,930
-----------------------------------------------------------------------
MGIC Investment Corp.                             59,300      4,086,363
-----------------------------------------------------------------------
Radian Group Inc.                                122,280      6,510,187
=======================================================================
                                                             12,975,480
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $161,663,226)                         203,260,133
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


MONEY MARKET FUNDS-4.57%

Liquid Assets Portfolio-Institutional
  Class(c)                                     4,883,864   $  4,883,864
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    4,883,864      4,883,864
=======================================================================
    Total Money Market Funds (Cost
      $9,767,728)                                             9,767,728
=======================================================================
TOTAL INVESTMENTS-99.68% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $171,430,954)               213,027,861
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.72%

STIC Prime Portfolio-Institutional
  Class(c)(d)                                  1,530,900      1,530,900
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $1,530,900)                                       1,530,900
=======================================================================
TOTAL INVESTMENTS-100.40% (Cost $172,961,854)               214,558,761
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.40%)                          (856,409)
=======================================================================
NET ASSETS-100.00%                                         $213,702,352
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $161,663,226)*                               $203,260,133
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $11,298,628)                             11,298,628
===========================================================
    Total investments (cost $172,961,854)       214,558,761
===========================================================
Receivables for:
  Investments sold                                  319,517
-----------------------------------------------------------
  Fund shares sold                                  583,161
-----------------------------------------------------------
  Dividends                                         170,145
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               13,369
-----------------------------------------------------------
Other assets                                         50,335
===========================================================
    Total assets                                215,695,288
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            232,295
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 16,081
-----------------------------------------------------------
  Collateral upon return of securities loaned     1,530,900
-----------------------------------------------------------
Accrued distribution fees                           105,432
-----------------------------------------------------------
Accrued transfer agent fees                          58,420
-----------------------------------------------------------
Accrued operating expenses                           49,808
===========================================================
    Total liabilities                             1,992,936
===========================================================
Net assets applicable to shares outstanding    $213,702,352
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $181,830,611
-----------------------------------------------------------
Undistributed net investment income (loss)          (12,855)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (9,712,311)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     41,596,907
===========================================================
                                               $213,702,352
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $115,163,883
___________________________________________________________
===========================================================
Class B                                        $ 63,374,466
___________________________________________________________
===========================================================
Class C                                        $ 27,601,222
___________________________________________________________
===========================================================
Class R                                        $     32,984
___________________________________________________________
===========================================================
Institutional Class                            $  7,529,797
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           8,777,188
___________________________________________________________
===========================================================
Class B                                           4,924,252
___________________________________________________________
===========================================================
Class C                                           2,145,814
___________________________________________________________
===========================================================
Class R                                               2,516
___________________________________________________________
===========================================================
Institutional Class                                 571,534
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.12
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.12 divided by
      94.50%)                                  $      13.88
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.87
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.86
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      13.11
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      13.17
___________________________________________________________
===========================================================

* At December 31, 2004, securities with an aggregate market value of $1,497,366 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,934)          $ 1,176,488
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $1,827*)                           113,881
=========================================================================
    Total investment income                                     1,290,369
=========================================================================

EXPENSES:

Advisory fees                                                   1,259,409
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     25,507
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         300,274
-------------------------------------------------------------------------
  Class B                                                         505,689
-------------------------------------------------------------------------
  Class C                                                         189,702
-------------------------------------------------------------------------
  Class R                                                              43
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        504,123
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          1,279
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             16,965
-------------------------------------------------------------------------
Other                                                             248,256
=========================================================================
    Total expenses                                              3,101,247
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
    arrangements                                                  (40,504)
=========================================================================
    Net expenses                                                3,060,743
=========================================================================
Net investment income (loss)                                   (1,770,374)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    1,517,779
-------------------------------------------------------------------------
Net increase from payments by affiliates -- See Note 2            146,526
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   24,454,568
=========================================================================
Net gain from investment securities                            26,118,873
=========================================================================
Net increase in net assets resulting from operations          $24,348,499
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,770,374)   $   (967,184)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            1,517,779      (4,054,747)
------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                         146,526              --
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  24,454,568      27,636,943
==========================================================================================
    Net increase in net assets resulting from operations        24,348,499      22,615,012
==========================================================================================
Share transactions-net:
  Class A                                                       46,344,715       4,929,815
------------------------------------------------------------------------------------------
  Class B                                                       17,811,507       8,575,378
------------------------------------------------------------------------------------------
  Class C                                                       11,353,920       2,445,889
------------------------------------------------------------------------------------------
  Class R                                                           31,275              --
------------------------------------------------------------------------------------------
  Institutional Class                                            6,853,263              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               82,394,680      15,951,082
==========================================================================================
    Net increase in net assets                                 106,743,179      38,566,094
==========================================================================================

NET ASSETS:

  Beginning of year                                            106,959,173      68,393,079
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(12,855) and $(7,330), respectively)           $213,702,352    $106,959,173
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets, plus 0.75% of the next $4 billion of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $5 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.80%, 2.45%, 2.45%, 1.95% and 1.45% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,532.

    For the year ended December 31, 2004, the advisor reimbursed the Fund $146,526 for an economic loss due to a trading error.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $36,613 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the

Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $504,123 for Class A, Class B, Class C and Class R shares and $1,279 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $300,274, $505,689, $189,702 and $43, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $99,857 in front-end sales commissions from the sale of Class A shares and $2,319, $18,299, $4,347 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $3,469,832       $ 53,717,341      $ (52,303,309)        $   --         $ 4,883,864     $ 56,426       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            3,469,832         53,717,341        (52,303,309)            --           4,883,864       55,628           --
==================================================================================================================================
  Subtotal        $6,939,664       $107,434,682      $(104,606,618)        $   --         $ 9,767,728     $112,054       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,742,200       $ 28,664,200      $ (30,406,400)        $   --         $        --     $  1,324       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   --         24,428,273        (22,897,373)            --           1,530,900          503           --
==================================================================================================================================
  Subtotal        $1,742,200       $ 53,092,473      $ (53,303,773)        $   --         $ 1,530,900     $  1,827       $   --
==================================================================================================================================
  Total           $8,681,864       $160,527,155      $(157,910,391)        $   --         $11,298,628     $113,881       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $94,900 and $1,545,616, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,175 and credits in custodian fees of $184 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $2,359.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,947 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $1,497,366 were on loan to brokers. The loans were secured by cash collateral of $1,530,900 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $1,827 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long term capital distributions paid during the year ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 39,182,328
--------------------------------------------------------------------------
Temporary book/tax differences                                     (12,855)
--------------------------------------------------------------------------
Capital loss carryforward                                       (6,979,842)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (317,890)
--------------------------------------------------------------------------
Shares of beneficial interest                                  181,830,611
==========================================================================
Total net assets                                              $213,702,352
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $2,916,017 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2010                                              $  369,421
---------------------------------------------------------------------------
December 31, 2011                                               6,610,421
===========================================================================
Total capital loss carryforward                                $6,979,842
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during year ended December 31, 2004 was $124,871,102 and $50,454,355, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $40,629,174
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,446,846)
===============================================================================
Net unrealized appreciation of investment securities               $39,182,328
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $175,376,433.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2004, undistributed net investment income was increased by $1,764,849 and shares of beneficial interest decreased by $1,764,849. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      6,159,742    $ 73,250,446     3,832,986    $ 37,737,367
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,016,119      35,457,428     1,803,614      17,257,750
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,748,301      20,660,237       886,121       8,452,954
----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                       2,516          31,275            --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                         575,259       6,898,180            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        286,013       3,430,679       156,161       1,515,851
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (290,717)     (3,430,679)     (157,780)     (1,515,851)
======================================================================================================================
Reacquired:
  Class A                                                     (2,577,027)    (30,336,910)   (3,833,211)    (34,323,403)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,227,626)    (14,215,242)     (811,030)     (7,166,521)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (808,272)     (9,306,317)     (665,740)     (6,007,065)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                          (3,725)        (44,917)           --              --
======================================================================================================================
                                                               6,880,583    $ 82,394,680     1,211,121    $ 15,951,082
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Class R shares and Institutional Class shares commenced sales on April 30, 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------------------       (DATE OPERATIONS
                                                                2004          2003       2002            COMMENCED)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.28       $  8.23    $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(a)     (0.08)     (0.06)(a)          (0.00)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.93          3.13      (1.70)             (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                        0.01            --         --                 --
=======================================================================================================================
    Total from investment operations                              1.84          3.05      (1.76)             (0.01)
=======================================================================================================================
Less dividends from net investment income                           --            --      (0.00)                --
=======================================================================================================================
Net asset value, end of period                                $  13.12       $ 11.28    $  8.23            $  9.99
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  16.31%(c)     37.06%    (17.62)%            (0.10)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $115,164       $55,372    $39,130            $   400
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.67%(d)      1.80%      1.80%              1.80%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.69%(d)      1.92%      1.93%            199.49%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.85)%(d)    (1.00)%    (0.70)%            (0.31)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                          34%           52%        41%                --
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 16.22%.
(d)  Ratios are based on average daily net assets of $85,792,642.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              --------------------------------       (DATE OPERATIONS
                                                               2004          2003       2002            COMMENCED)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.14       $  8.18    $  9.99            $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)     (0.13)     (0.12)(a)          (0.00)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.90          3.09      (1.69)             (0.01)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.01            --         --                 --
======================================================================================================================
    Total from investment operations                             1.73          2.96      (1.81)             (0.01)
======================================================================================================================
Less dividends from net investment income                          --            --      (0.00)                --
======================================================================================================================
Net asset value, end of period                                $ 12.87       $ 11.14    $  8.18            $  9.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 15.53%(c)     36.19%    (18.12)%            (0.10)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $63,374       $38,165    $21,204            $   300
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.32%(d)      2.45%      2.45%              2.45%(e)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.34%(d)      2.57%      2.58%            200.14%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.50)%(d)    (1.65)%    (1.35)%            (0.96)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                         34%           52%        41%                --
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.44%.
(d)  Ratios are based on average daily net assets of $50,568,838.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              --------------------------------       (DATE OPERATIONS
                                                               2004          2003       2002            COMMENCED)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.13       $  8.18    $  9.99            $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)     (0.12)     (0.12)(a)          (0.00)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.90          3.07      (1.69)             (0.01)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.01            --         --                 --
======================================================================================================================
    Total from investment operations                             1.73          2.95      (1.81)             (0.01)
======================================================================================================================
Less dividends from net investment income                          --            --      (0.00)                --
======================================================================================================================
Net asset value, end of period                                $ 12.86       $ 11.13    $  8.18            $  9.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 15.54%(c)     36.06%    (18.12)%            (0.10)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,601       $13,422    $ 8,059            $   300
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.32%(d)      2.45%      2.45%              2.45%(e)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.34%(d)      2.57%      2.58%            200.14%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.50)%(d)    (1.65)%    (1.35)%            (0.96)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                         34%           52%        41%                --
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.45%.
(d) Ratios are annualized and based on average daily net assets of $18,970,193.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.88
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.30
------------------------------------------------------------------------------
  Net increase from payments by affiliates                            0.01
==============================================================================
    Total from investment operations                                  1.23
==============================================================================
Net asset value, end of period                                      $13.11
______________________________________________________________________________
==============================================================================
Total return(b)                                                      10.35%(c)
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   33
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.78%(d)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.80%(d)
==============================================================================
Ratio of net investment income (loss) to average net assets          (0.96)%(d)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(e)                                              34%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.27%.
(d)  Ratios are annualized and based on average daily net assets of $12,864.
(e)  Not annualized for periods less than one year.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                APRIL 30, 2004
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.88
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.02)(a)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.30
---------------------------------------------------------------------------------
  Net increase from payments by affiliates                            0.01
=================================================================================
    Total from investment operations                                  1.29
=================================================================================
Net asset value, end of period                                      $13.17
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      10.86%(c)
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $7,530
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.03%(d)
---------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.05%(d)
=================================================================================
Ratio of net investment income (loss) to average net assets          (0.21)%(d)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate(e)                                              34%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.77%.
(d) Ratios are annualized and based on average daily net assets of $3,103,341.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Premier Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Premier Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.70%

ADVERTISING-1.11%

Interpublic Group of Cos., Inc. (The)(a)         1,582,800   $   21,209,520
---------------------------------------------------------------------------
Omnicom Group Inc.                                 648,100       54,647,792
===========================================================================
                                                                 75,857,312
===========================================================================

AEROSPACE & DEFENSE-1.58%

Boeing Co. (The)                                   350,000       18,119,500
---------------------------------------------------------------------------
General Dynamics Corp.                             175,000       18,305,000
---------------------------------------------------------------------------
Honeywell International Inc.                       785,900       27,828,719
---------------------------------------------------------------------------
Northrop Grumman Corp.                             808,200       43,933,752
===========================================================================
                                                                108,186,971
===========================================================================

ALUMINUM-0.35%

Alcoa Inc.                                         760,700       23,901,194
===========================================================================

APPAREL RETAIL-1.00%

Gap, Inc. (The)                                  1,670,000       35,270,400
---------------------------------------------------------------------------
Limited Brands                                   1,450,000       33,379,000
===========================================================================
                                                                 68,649,400
===========================================================================

APPLICATION SOFTWARE-0.71%

Amdocs Ltd. (United Kingdom)(a)                  1,175,000       30,843,750
---------------------------------------------------------------------------
Intuit Inc.(a)                                     400,000       17,604,000
===========================================================================
                                                                 48,447,750
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.65%

Bank of New York Co., Inc. (The)                 1,326,900       44,344,998
===========================================================================

BIOTECHNOLOGY-0.51%

Genentech, Inc.(a)                                 325,000       17,693,000
---------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           500,000       17,495,000
===========================================================================
                                                                 35,188,000
===========================================================================

BREWERS-0.75%

Heineken N.V. (Netherlands)(b)                   1,555,386       51,640,580
===========================================================================

BUILDING PRODUCTS-1.44%

Masco Corp.                                      2,708,000       98,923,240
===========================================================================

COMMUNICATIONS EQUIPMENT-2.12%

Cisco Systems, Inc.(a)                           1,850,000       35,705,000
---------------------------------------------------------------------------
Motorola, Inc.                                   1,526,400       26,254,080
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                          2,206,500       34,575,855
---------------------------------------------------------------------------
QUALCOMM Inc.                                      875,000       37,100,000
---------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                145,000       11,950,900
===========================================================================
                                                                145,585,835
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

COMPUTER & ELECTRONICS RETAIL-0.26%

Best Buy Co., Inc.                                 300,000   $   17,826,000
===========================================================================

COMPUTER HARDWARE-1.47%

Dell Inc.(a)                                     1,300,000       54,782,000
---------------------------------------------------------------------------
International Business Machines Corp.              470,800       46,411,464
===========================================================================
                                                                101,193,464
===========================================================================

COMPUTER STORAGE & PERIPHERALS-0.27%

Lexmark International, Inc.-Class A(a)             220,000       18,700,000
===========================================================================

CONSUMER ELECTRONICS-0.56%

Sony Corp.-ADR (Japan)                             980,000       38,180,800
===========================================================================

CONSUMER FINANCE-1.04%

American Express Co.                               325,000       18,320,250
---------------------------------------------------------------------------
Capital One Financial Corp.                        150,000       12,631,500
---------------------------------------------------------------------------
MBNA Corp.                                         675,000       19,028,250
---------------------------------------------------------------------------
SLM Corp.                                          400,000       21,356,000
===========================================================================
                                                                 71,336,000
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.37%

First Data Corp.                                 2,204,100       93,762,414
===========================================================================

DEPARTMENT STORES-1.18%

J.C. Penney Co., Inc.                              475,000       19,665,000
---------------------------------------------------------------------------
Kohl's Corp.(a)                                  1,248,900       61,408,413
===========================================================================
                                                                 81,073,413
===========================================================================

DIVERSIFIED BANKS-1.26%

Bank of America Corp.                            1,125,400       52,882,546
---------------------------------------------------------------------------
Wachovia Corp.                                     640,600       33,695,560
===========================================================================
                                                                 86,578,106
===========================================================================

DIVERSIFIED CHEMICALS-0.83%

Dow Chemical Co. (The)                           1,157,400       57,302,874
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.29%

Cendant Corp.                                    3,776,200       88,287,556
===========================================================================

ELECTRIC UTILITIES-0.49%

FPL Group, Inc.                                    450,200       33,652,450
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.03%

Emerson Electric Co.                               485,200       34,012,520
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-(CONTINUED)

Rockwell Automation, Inc.                          740,000   $   36,667,000
===========================================================================
                                                                 70,679,520
===========================================================================

ENVIRONMENTAL SERVICES-1.90%

Waste Management, Inc.                           4,364,300      130,667,142
===========================================================================

FOOD RETAIL-1.99%

Kroger Co. (The)(a)                              6,094,900      106,904,546
---------------------------------------------------------------------------
Safeway Inc.(a)                                  1,484,300       29,300,082
===========================================================================
                                                                136,204,628
===========================================================================

FOOTWEAR-0.76%

NIKE, Inc.-Class B                                 575,000       52,146,750
===========================================================================

GENERAL MERCHANDISE STORES-1.34%

Target Corp.                                     1,764,100       91,609,713
===========================================================================

HEALTH CARE DISTRIBUTORS-1.64%

Cardinal Health, Inc.                            1,297,000       75,420,550
---------------------------------------------------------------------------
McKesson Corp.                                   1,170,000       36,808,200
===========================================================================
                                                                112,228,750
===========================================================================

HEALTH CARE EQUIPMENT-1.50%

Baxter International Inc.                        1,010,000       34,885,400
---------------------------------------------------------------------------
Becton, Dickinson & Co.                            700,000       39,760,000
---------------------------------------------------------------------------
Waters Corp.(a)                                    600,000       28,074,000
===========================================================================
                                                                102,719,400
===========================================================================

HEALTH CARE FACILITIES-0.56%

HCA, Inc.                                          960,000       38,361,600
===========================================================================

HEALTH CARE SERVICES-0.46%

IMS Health Inc.                                    321,100        7,452,731
---------------------------------------------------------------------------
Quest Diagnostics Inc.                             250,000       23,887,500
===========================================================================
                                                                 31,340,231
===========================================================================

HEALTH CARE SUPPLIES-0.45%

Alcon Inc. (Switzerland)                           385,000       31,031,000
===========================================================================

HOTELS, RESORTS & CRUISE LINES-0.34%

Starwood Hotels & Resorts Worldwide, Inc.          399,300       23,319,120
===========================================================================

HOUSEHOLD PRODUCTS-1.19%

Kimberly-Clark Corp.                               592,300       38,979,263
---------------------------------------------------------------------------
Procter & Gamble Co. (The)                         775,000       42,687,000
===========================================================================
                                                                 81,666,263
===========================================================================

HOUSEWARES & SPECIALTIES-0.28%

Fortune Brands, Inc.                               250,000       19,295,000
===========================================================================

HYPERMARKETS & SUPER CENTERS-0.39%

Costco Wholesale Corp.                             550,000       26,625,500
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-4.90%

General Electric Co.                             2,888,500   $  105,430,250
---------------------------------------------------------------------------
Textron Inc.                                       250,000       18,450,000
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                5,940,300      212,306,322
===========================================================================
                                                                336,186,572
===========================================================================

INDUSTRIAL MACHINERY-2.07%

Danaher Corp.                                      670,000       38,464,700
---------------------------------------------------------------------------
Dover Corp.                                      1,086,700       45,576,198
---------------------------------------------------------------------------
Eaton Corp.                                        325,000       23,517,000
---------------------------------------------------------------------------
Illinois Tool Works Inc.                           370,000       34,291,600
===========================================================================
                                                                141,849,498
===========================================================================

INTEGRATED OIL & GAS-3.79%

Amerada Hess Corp.                                 579,420       47,732,620
---------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                      1,406,900       82,162,960
---------------------------------------------------------------------------
ChevronTexaco Corp.                                633,200       33,249,332
---------------------------------------------------------------------------
Exxon Mobil Corp.                                1,244,700       63,803,322
---------------------------------------------------------------------------
Murphy Oil Corp.                                   406,700       32,719,015
===========================================================================
                                                                259,667,249
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.49%

ALLTEL Corp.                                       577,200       33,916,272
===========================================================================

INTERNET RETAIL-0.95%

eBay Inc.(a)                                       265,000       30,814,200
---------------------------------------------------------------------------
IAC/InterActiveCorp(a)(c)                        1,235,400       34,121,748
===========================================================================
                                                                 64,935,948
===========================================================================

INTERNET SOFTWARE & SERVICES-0.60%

Yahoo! Inc.(a)                                   1,100,000       41,448,000
===========================================================================

INVESTMENT BANKING & BROKERAGE-2.42%

Goldman Sachs Group, Inc. (The)                    300,000       31,212,000
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          649,700       38,832,569
---------------------------------------------------------------------------
Morgan Stanley                                   1,723,100       95,666,512
===========================================================================
                                                                165,711,081
===========================================================================

IT CONSULTING & OTHER SERVICES-1.22%

Accenture Ltd.-Class A (Bermuda)(a)              3,099,500       83,686,500
===========================================================================

LIFE & HEALTH INSURANCE-0.54%

Prudential Financial, Inc.                         672,900       36,982,584
===========================================================================

MANAGED HEALTH CARE-1.94%

Aetna Inc.                                         250,000       31,187,500
---------------------------------------------------------------------------
UnitedHealth Group Inc.                            515,000       45,335,450
---------------------------------------------------------------------------
WellPoint Inc.(a)                                  492,800       56,672,000
===========================================================================
                                                                133,194,950
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MOTORCYCLE MANUFACTURERS-0.39%

Harley-Davidson, Inc.                              440,000   $   26,730,000
===========================================================================

MOVIES & ENTERTAINMENT-0.79%

Walt Disney Co. (The)                            1,940,000       53,932,000
===========================================================================

MULTI-LINE INSURANCE-0.45%

Hartford Financial Services Group, Inc. (The)      450,000       31,189,500
===========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.46%

Dominion Resources, Inc.                           462,000       31,295,880
===========================================================================

OFFICE ELECTRONICS-1.32%

Xerox Corp.(a)                                   5,319,300       90,481,293
===========================================================================

OIL & GAS DRILLING-1.71%

GlobalSantaFe Corp. (Cayman Islands)             1,158,000       38,341,380
---------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)               661,600       33,933,464
---------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)              1,060,000       44,933,400
===========================================================================
                                                                117,208,244
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.88%

Baker Hughes Inc.                                1,089,000       46,467,630
---------------------------------------------------------------------------
BJ Services Co.                                    716,000       33,322,640
---------------------------------------------------------------------------
Halliburton Co.                                  1,280,000       50,227,200
---------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    548,000       36,688,600
---------------------------------------------------------------------------
Smith International, Inc.(a)                       570,750       31,054,507
===========================================================================
                                                                197,760,577
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.29%

Citigroup Inc.                                   2,070,400       99,751,872
---------------------------------------------------------------------------
JPMorgan Chase & Co.                             1,464,000       57,110,640
===========================================================================
                                                                156,862,512
===========================================================================

PACKAGED FOODS & MEATS-3.98%

Campbell Soup Co.                                1,632,700       48,801,403
---------------------------------------------------------------------------
General Mills, Inc.                              2,170,600      107,900,526
---------------------------------------------------------------------------
Kraft Foods Inc.-Class A                         2,277,400       81,098,214
---------------------------------------------------------------------------
Sara Lee Corp.                                   1,453,300       35,082,662
===========================================================================
                                                                272,882,805
===========================================================================

PAPER PRODUCTS-0.68%

Georgia-Pacific Corp.                            1,223,000       45,838,040
---------------------------------------------------------------------------
Neenah Paper, Inc.(a)(c)                            17,948          585,105
===========================================================================
                                                                 46,423,145
===========================================================================

PERSONAL PRODUCTS-1.08%

Estee Lauder Cos. Inc. (The)-Class A               565,000       25,860,050
---------------------------------------------------------------------------
Gillette Co. (The)                               1,075,000       48,138,500
===========================================================================
                                                                 73,998,550
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

PHARMACEUTICALS-9.23%

Bristol-Myers Squibb Co.                         1,887,800   $   48,365,436
---------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                     1,510,000       67,738,600
---------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)         1,651,100       78,245,629
---------------------------------------------------------------------------
Johnson & Johnson                                1,472,400       93,379,608
---------------------------------------------------------------------------
Merck & Co. Inc.                                 2,708,600       87,054,404
---------------------------------------------------------------------------
Pfizer Inc.                                      1,572,700       42,289,903
---------------------------------------------------------------------------
Sanofi-Aventis (France)(b)                         936,600       74,731,005
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       1,745,400       52,117,644
---------------------------------------------------------------------------
Wyeth                                            2,091,300       89,068,467
===========================================================================
                                                                632,990,696
===========================================================================

PROPERTY & CASUALTY INSURANCE-2.75%

ACE Ltd. (Cayman Islands)                        2,285,900       97,722,225
---------------------------------------------------------------------------
Allstate Corp. (The)                               400,000       20,688,000
---------------------------------------------------------------------------
Chubb Corp. (The)                                  450,000       34,605,000
---------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                956,100       35,442,627
===========================================================================
                                                                188,457,852
===========================================================================

PUBLISHING-1.74%

Gannett Co., Inc.                                  519,600       42,451,320
---------------------------------------------------------------------------
New York Times Co. (The)-Class A                   815,200       33,260,160
---------------------------------------------------------------------------
Tribune Co.                                      1,030,000       43,404,200
===========================================================================
                                                                119,115,680
===========================================================================

RAILROADS-1.12%

Norfolk Southern Corp.                             960,200       34,749,638
---------------------------------------------------------------------------
Union Pacific Corp.                                621,200       41,775,700
===========================================================================
                                                                 76,525,338
===========================================================================

REGIONAL BANKS-0.94%

BB&T Corp.                                         819,000       34,438,950
---------------------------------------------------------------------------
SunTrust Banks, Inc.                               405,400       29,950,952
===========================================================================
                                                                 64,389,902
===========================================================================

RESTAURANTS-1.24%

McDonald's Corp.                                 1,250,000       40,075,000
---------------------------------------------------------------------------
Yum! Brands, Inc.                                  950,000       44,821,000
===========================================================================
                                                                 84,896,000
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.51%

Applied Materials, Inc.(a)                       2,030,000       34,713,000
===========================================================================

SEMICONDUCTORS-2.55%

Analog Devices, Inc.                             1,744,200       64,395,864
---------------------------------------------------------------------------
Intel Corp.                                      1,881,800       44,015,302
---------------------------------------------------------------------------
National Semiconductor Corp.                     1,994,700       35,804,865
---------------------------------------------------------------------------
Xilinx, Inc.                                     1,030,600       30,557,290
===========================================================================
                                                                174,773,321
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


SOFT DRINKS-0.88%

Coca-Cola Co. (The)                                800,000   $   33,304,000
---------------------------------------------------------------------------
PepsiCo, Inc.                                      525,000       27,405,000
===========================================================================
                                                                 60,709,000
===========================================================================

SPECIALTY STORES-0.33%

Staples, Inc.                                      670,000       22,585,700
===========================================================================

SYSTEMS SOFTWARE-4.73%

Adobe Systems Inc.                                 350,000       21,959,000
---------------------------------------------------------------------------
Computer Associates International, Inc.          3,772,700      117,180,062
---------------------------------------------------------------------------
Microsoft Corp.                                  3,795,200      101,369,792
---------------------------------------------------------------------------
Oracle Corp.(a)                                  2,450,000       33,614,000
---------------------------------------------------------------------------
Symantec Corp.(a)                                1,950,000       50,232,000
===========================================================================
                                                                324,354,854
===========================================================================

THRIFTS & MORTGAGE FINANCE-1.66%

Countrywide Financial Corp.                        365,000       13,508,650
---------------------------------------------------------------------------
Fannie Mae                                         911,500       64,907,915
---------------------------------------------------------------------------
Washington Mutual, Inc.                            832,400       35,193,872
===========================================================================
                                                                113,610,437
===========================================================================
Total Common Stocks & Other Equity Interests
  (Cost $5,683,380,702)                                       6,629,977,914
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MONEY MARKET FUNDS-3.47%

Liquid Assets Portfolio-Institutional
  Class(d)                                     119,054,041   $  119,054,041
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    119,054,041      119,054,041
===========================================================================
    Total Money Market Funds (Cost
      $238,108,082)                                             238,108,082
===========================================================================
TOTAL INVESTMENTS-100.17% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $5,921,488,784)                                             6,868,085,996
===========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.40%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                   27,306,920       27,306,920
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $27,306,920)                                         27,306,920
===========================================================================
TOTAL INVESTMENTS-100.57% (Cost
  $5,948,795,704)                                             6,895,392,916
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.57%)                           (39,241,056)
===========================================================================
NET ASSETS-100.00%                                           $6,856,151,860
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $126,371,585, which represented 1.83% of the Fund's Total Investments. See
    Note 1A.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $5,683,380,702)*                           $ 6,629,977,914
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $265,415,002)                      265,415,002
============================================================
  Total investments (cost $5,948,795,704)      6,895,392,916
____________________________________________________________
============================================================
Foreign currencies, at market value (cost
  $314)                                                  327
------------------------------------------------------------
Receivables for:
  Investments sold                                30,095,164
------------------------------------------------------------
  Fund shares sold                                   876,506
------------------------------------------------------------
  Dividends                                       11,615,984
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  570,984
------------------------------------------------------------
Other assets                                          66,109
============================================================
  Total assets                                 6,938,617,990
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           10,619,597
------------------------------------------------------------
  Fund shares reacquired                          37,448,126
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                               1,267,901
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        27,306,920
------------------------------------------------------------
Accrued distribution fees                          2,923,342
------------------------------------------------------------
Accrued transfer agent fees                        2,446,786
------------------------------------------------------------
Accrued operating expenses                           453,458
============================================================
  Total liabilities                               82,466,130
============================================================
Net assets applicable to shares outstanding  $ 6,856,151,860
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $10,092,375,074
------------------------------------------------------------
Undistributed net investment income                 (788,589)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                       (4,182,032,090)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              946,597,465
============================================================
                                             $ 6,856,151,860
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 4,225,191,623
____________________________________________________________
============================================================
Class B                                      $ 2,315,118,550
____________________________________________________________
============================================================
Class C                                      $   312,034,903
____________________________________________________________
============================================================
Class R                                      $       831,863
____________________________________________________________
============================================================
Institutional Class                          $     2,974,921
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          427,648,250
____________________________________________________________
============================================================
Class B                                          252,665,016
____________________________________________________________
============================================================
Class C                                           34,026,511
____________________________________________________________
============================================================
Class R                                               84,630
____________________________________________________________
============================================================
Institutional Class                                  298,926
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.88
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.88 divided by
      94.50%)                                $         10.46
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          9.16
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          9.17
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          9.83
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.95
____________________________________________________________
============================================================

* At December 31, 2004, securities with an aggregate market value of $26,012,960 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $994,634)        $ 125,438,615
---------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $403,714*)                         3,358,823
---------------------------------------------------------------------------
Interest                                                             98,725
===========================================================================
  Total investment income                                       128,896,163
===========================================================================

EXPENSES:

Advisory fees                                                    49,234,296
---------------------------------------------------------------------------
Administrative services fees                                        725,065
---------------------------------------------------------------------------
Custodian fees                                                      600,725
---------------------------------------------------------------------------
Distribution fees:

  Class A                                                        11,551,335
---------------------------------------------------------------------------
  Class B                                                        28,505,751
---------------------------------------------------------------------------
  Class C                                                         3,624,154
---------------------------------------------------------------------------
  Class R                                                             3,593
---------------------------------------------------------------------------
Transfer agent fees--Class A,B,C,R & Institutional               26,056,032
---------------------------------------------------------------------------
Trustees' fees and retirement benefits                              225,306
---------------------------------------------------------------------------
Other                                                             3,640,523
===========================================================================
  Total expenses                                                124,166,780
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (1,766,556)
===========================================================================
  Net expenses                                                  122,400,224
===========================================================================
Net investment income                                             6,495,939
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         528,077,046
---------------------------------------------------------------------------
  Foreign currencies                                               (259,491)
---------------------------------------------------------------------------
  Futures contracts                                              15,858,268
===========================================================================
                                                                543,675,823
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (222,461,581)
---------------------------------------------------------------------------
  Foreign currencies                                                (17,361)
---------------------------------------------------------------------------
  Futures contracts                                             (11,022,800)
===========================================================================
                                                               (233,501,742)
===========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             310,174,081
===========================================================================
Net increase in net assets resulting from operations          $ 316,670,020
___________________________________________________________________________
===========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004               2003
------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                $     6,495,939    $   (25,735,883)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                                543,675,823       (519,632,972)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     (233,501,742)     2,505,788,002
================================================================================================
    Net increase in net assets resulting from operations          316,670,020      1,960,419,147
================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (6,005,272)                --
------------------------------------------------------------------------------------------------
  Institutional Class                                                 (28,013)                --
================================================================================================
    Decrease in net assets resulting from distributions            (6,033,285)                --
================================================================================================
Share transactions-net:
  Class A                                                      (1,093,570,069)      (586,536,341)
------------------------------------------------------------------------------------------------
  Class B                                                      (1,396,211,918)    (1,467,119,888)
------------------------------------------------------------------------------------------------
  Class C                                                        (134,394,245)      (101,720,007)
------------------------------------------------------------------------------------------------
  Class R                                                             137,938            318,566
------------------------------------------------------------------------------------------------
  Institutional Class                                                 603,693           (625,385)
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (2,623,434,601)    (2,155,683,055)
================================================================================================
    Net increase (decrease) in net assets                      (2,312,797,866)      (195,263,908)
================================================================================================

NET ASSETS:

  Beginning of year                                             9,168,949,726      9,364,213,634
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(788,589) and $(990,003), respectively)        $ 6,856,151,860    $ 9,168,949,726
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Premier Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $150 million, plus 0.615% of the next $4.85 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $770,935.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $885,101 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $725,065 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $26,056,032 for Class A, Class B, Class C, Class R and Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $11,551,335, $28,505,751, $3,624,154 and
$3,593, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $388,971 in front-end sales commissions from the sale of Class A shares and $6,192, $241,988, $19,556 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                UNREALIZED
                         MARKET VALUE      PURCHASES        PROCEEDS FROM      APPRECIATION     MARKET VALUE     DIVIDEND
FUND                      12/31/2003        AT COST             SALES         (DEPRECIATION)      12/31/04        INCOME
--------------------------------------------------------------------------------------------------------------------------
Liquid Asset Portfolio-
  Institutional Class    $149,855,268    $1,520,793,513    $(1,551,594,740)    $         --     $119,054,041    $1,488,808
--------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class    149,855,268      1,520,793,513    (1,551,594,740)               --     119,054,041      1,466,301
==========================================================================================================================
  Subtotal               $299,710,536    $3,041,587,026    $(3,103,189,480)    $         --     $238,108,082    $2,955,109
==========================================================================================================================


                           REALIZED
FUND                     GAIN (LOSS)
-----------------------
Liquid Asset Portfolio-
  Institutional Class    $         --
-----------------------
STIC Prime Portfolio-
  Institutional Class              --
=======================
  Subtotal               $         --
=======================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                UNREALIZED
                         MARKET VALUE      PURCHASES        PROCEEDS FROM      APPRECIATION     MARKET VALUE     DIVIDEND
FUND                      12/31/2003        AT COST             SALES         (DEPRECIATION)      12/31/04       INCOME*
--------------------------------------------------------------------------------------------------------------------------
Liquid Asset Portfolio-
  Institutional Class    $119,778,490    $  649,658,610    $ (769,437,100)     $         --     $        --     $  315,099
--------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class             --        300,579,793      (273,272,873)               --      27,306,920         88,615
==========================================================================================================================
  Subtotal               $119,778,490    $  950,238,403    $(1,042,709,973)    $         --     $27,306,920     $  403,714
==========================================================================================================================
  Total                  $419,489,026    $3,991,825,429    $(4,145,899,453)    $         --     $265,415,002    $3,358,823
__________________________________________________________________________________________________________________________
==========================================================================================================================


                           REALIZED
FUND                     GAIN (LOSS)
-----------------------
Liquid Asset Portfolio-
  Institutional Class    $         --
-----------------------
STIC Prime Portfolio-
  Institutional Class              --
=======================
  Subtotal               $         --
=======================
  Total                  $         --
_______________________
=======================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $208,839,267 and $151,062,573, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $108,971 and credits in custodian fees of $1,549 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $110,520.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $21,824 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $26,012,960 were on loan to brokers. The loans were secured by cash collateral of $27,306,920 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $403,714 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $6,033,285    $         --
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
-------------------------------------------------------------------------------
Undistributed ordinary income                                   $       239,299
-------------------------------------------------------------------------------
Unrealized appreciation -- investments                              924,089,426
-------------------------------------------------------------------------------
Temporary book/tax differences                                       (1,121,639)
-------------------------------------------------------------------------------
Capital loss carryforward                                        (4,159,430,300)
-------------------------------------------------------------------------------
Shares of beneficial interest                                    10,092,375,074
===============================================================================
Total net assets                                                $ 6,856,151,860
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and return of capital distributions. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $253.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses and return of capital distributions.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $4,144,170,085 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund utilized $543,143,350 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                   CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD*
----------------------------------------------------------------------------------
December 31, 2009                                                 $1,147,080,694
----------------------------------------------------------------------------------
December 31, 2010                                                  2,279,293,105
----------------------------------------------------------------------------------
December 31, 2011                                                    733,056,501
==================================================================================
Total capital loss carryforward                                   $4,159,430,300
__________________________________________________________________________________
==================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM Premier Equity II Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $6,524,651,967 and $9,092,451,785, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $1,060,577,425
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (136,488,252)
==============================================================================
Net unrealized appreciation of investment securities            $  924,089,173
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $5,971,303,743.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on December 31, 2004, undistributed net investment income (loss) was decreased by $261,240, undistributed net realized gain (loss) was increased by $281,979 and shares of beneficial interest decreased by $20,739. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                           2004                               2003
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       19,026,912    $   177,793,866      39,598,262    $   320,765,623
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        7,798,250         67,922,205      13,786,253        105,078,641
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,961,009         17,069,552       3,249,627         24,835,033
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                           39,878            369,677          89,985            704,135
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              276,850          2,558,155              --                 --
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          550,080          5,357,824              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                2,565             25,160              --                 --
================================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                               --                 --       2,782,677         24,469,013
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       3,838,877         31,511,253
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --       1,461,575         11,994,377
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       64,231,883        602,604,466      77,425,211        643,745,569
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (69,041,635)      (602,604,466)    (82,660,881)      (643,745,569)
================================================================================================================================
Reacquired:
  Class A                                                     (201,673,468)    (1,879,326,225)   (192,041,009)    (1,575,516,546)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (99,213,876)      (861,529,657)   (126,732,034)      (959,964,213)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (17,405,960)      (151,463,797)    (18,159,353)      (138,549,417)
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          (24,986)          (231,739)        (47,869)          (385,569)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (205,058)        (1,979,622)        (74,164)          (625,385)
================================================================================================================================
                                                              (293,677,556)   $(2,623,434,601)   (277,482,843)   $(2,155,683,055)
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 16% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell the Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Premier Equity II Fund pursuant to a plan of reorganization approved by AIM Premier Equity II Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 8,083,129 shares of the Fund for 12,162,356 shares of AIM Premier Equity II Fund outstanding as of the close of business November 21, 2003. AIM Premier Equity II Fund net assets at that date of $67,974,643 including $(5,277,895) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $8,817,104,791.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                           ---------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2004             2003          2002          2001        2000(A)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     9.38       $     7.51    $    10.87    $    12.51   $     16.28
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.04(b)(c)       0.01(b)      (0.01)(b)     (0.00)        (0.04)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.47             1.86         (3.35)        (1.63)        (2.42)
================================================================================================================================
    Total from investment operations                             0.51             1.87         (3.36)        (1.63)        (2.46)
================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.01)              --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --               --            --         (0.01)        (1.31)
================================================================================================================================
    Total distributions                                         (0.01)              --            --         (0.01)        (1.31)
================================================================================================================================
Net asset value, end of period                             $     9.88       $     9.38    $     7.51    $    10.87   $     12.51
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(d)                                                  5.48%           24.90%       (30.91)%      (12.99)%      (14.95)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $4,225,192       $5,116,444    $4,642,361    $8,502,699   $11,223,504
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.26%(e)         1.26%         1.17%         1.08%         1.00%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.28%(e)         1.27%         1.19%         1.12%         1.04%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         0.39%(c)(e)       0.07%       (0.08)%       (0.03)%       (0.11)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            86%              37%           36%           38%           67%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $0.03 and 0.24% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of 4,620,534,125.

                                                                                          CLASS B
                                                           ---------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2004             2003          2002          2001        2000(A)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     8.75       $     7.07    $    10.30    $    11.94   $     15.73
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(b)(c)      (0.05)(b)      (0.07)(b)   (0.09)        (0.31)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.44             1.73         (3.16)        (1.54)        (2.17)
================================================================================================================================
    Total from investment operations                             0.41             1.68         (3.23)        (1.63)        (2.48)
================================================================================================================================
Less distributions from net realized gains                         --               --            --         (0.01)        (1.31)
================================================================================================================================
Net asset value, end of period                             $     9.16       $     8.75    $     7.07    $    10.30   $     11.94
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(d)                                                  4.69%           23.76%       (31.36)%      (13.61)%      (15.65)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $2,315,119       $3,616,395    $4,274,489    $9,186,980   $12,491,366
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.01%(e)         2.01%         1.92%         1.84%         1.77%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.03%(e)         2.02%         1.94%         1.88%         1.81%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.36)%(c)(e)      (0.68)%      (0.84)%      (0.79)%       (0.89)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            86%              37%           36%           38%           67%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of $2,850,575,141.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                2004             2003        2002        2001       2000(A)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.76         $   7.07    $  10.31    $  11.95    $    15.74
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(b)(c)     (0.05)(b)    (0.07)(b)    (0.09)      (0.31)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.44             1.74       (3.17)      (1.54)        (2.17)
=============================================================================================================================
    Total from investment operations                              0.41             1.69       (3.24)      (1.63)        (2.48)
=============================================================================================================================
Less distributions from net realized gains                          --               --          --       (0.01)        (1.31)
=============================================================================================================================
Net asset value, end of period                                $   9.17         $   8.76    $   7.07    $  10.31    $    11.95
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(d)                                                   4.68%           23.90%     (31.43)%    (13.60)%      (15.62)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $312,035         $433,332    $444,901    $943,211    $1,262,192
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.01%(e)         2.01%       1.92%       1.84%         1.77%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.03%(e)         2.02%       1.94%       1.88%         1.81%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.36)%(c)(e)    (0.68)%     (0.84)%     (0.79)%       (0.88)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             86%              37%         36%         38%           67%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of $362,415,401.

                                                                              CLASS R
                                                              ---------------------------------------
                                                                                        JUNE 3, 2002
                                                                    YEAR ENDED           (DATE SALES
                                                                   DECEMBER 31,         COMMENCED) TO
                                                              ----------------------    DECEMBER 31,
                                                              2004             2003         2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $9.34           $ 7.50       $  9.16
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                0.01(a)(b)       (0.01)(a)      (0.02)(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               0.48              1.85         (1.64)
=====================================================================================================
    Total from investment operations                          0.49              1.84         (1.66)
=====================================================================================================
Net asset value, end of period                                $9.83           $ 9.34       $  7.50
_____________________________________________________________________________________________________
=====================================================================================================
Total return(c)                                               5.25%            24.53%       (18.12)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $832            $  651       $   207
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              1.51%(d)          1.51%         1.48%(e)
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           1.53%(d)          1.52%         1.50%(e)
=====================================================================================================
Ratio of net investment income (loss) to average net assets   0.14%(b)(d)      (0.18)%       (0.40)%(e)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(f)                                      86%               37%           36%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.00) and (0.01)% respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $718,550.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                        INSTITUTIONAL CLASS
                                                              ----------------------------------------
                                                                                           MARCH 15,
                                                                                             2002
                                                                    YEAR ENDED            (DATE SALES
                                                                   DECEMBER 31,          COMMENCED) TO
                                                              -----------------------    DECEMBER 31,
                                                               2004             2003         2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.47           $ 7.55       $10.66
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.10(a)(b)       0.05(a)      0.03(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.47             1.87        (3.14)
======================================================================================================
    Total from investment operations                            0.57             1.92        (3.11)
======================================================================================================
Less distributions from net realized gains                     (0.09)              --           --
======================================================================================================
Net asset value, end of period                                $ 9.95           $ 9.47       $ 7.55
______________________________________________________________________________________________________
======================================================================================================
Total return(c)                                                 6.06%           25.43%      (29.17)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,975           $2,127       $2,255
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.58%(d)         0.71%        0.66%(e)
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.60%(d)         0.72%        0.68%(e)
======================================================================================================
Ratio of net investment income to average net assets            1.07%(b)(d)      0.62%        0.42%(e)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(f)                                        86%              37%          36%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.09 and 0.92% respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,244,088.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM

Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Small Cap Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Small Cap Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTEREST-99.21%

ADVERTISING-1.22%

R.H. Donnelley Corp.(a)                             99,700   $  5,887,285
=========================================================================

AEROSPACE & DEFENSE-2.01%

Alliant Techsystems Inc.(a)                         75,900      4,962,342
-------------------------------------------------------------------------
Curtiss-Wright Corp.                                81,800      4,696,138
=========================================================================
                                                                9,658,480
=========================================================================

AIR FREIGHT & LOGISTICS-2.26%

EGL, Inc.(a)                                       153,000      4,573,170
-------------------------------------------------------------------------
UTI Worldwide, Inc. (United Kingdom)                92,900      6,319,058
=========================================================================
                                                               10,892,228
=========================================================================

ALUMINUM-0.49%

Century Aluminum Co.(a)                             90,000      2,363,400
=========================================================================

APPAREL RETAIL-6.15%

Aeropostale, Inc.(a)                               152,850      4,498,375
-------------------------------------------------------------------------
Cache, Inc.(a)                                     347,250      6,257,445
-------------------------------------------------------------------------
Finish Line, Inc. (The)-Class A                    151,400      2,770,620
-------------------------------------------------------------------------
Genesco Inc.(a)                                    177,200      5,518,008
-------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                     159,200      5,088,032
-------------------------------------------------------------------------
Stage Stores, Inc.(a)                              131,700      5,468,184
=========================================================================
                                                               29,600,664
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.27%

Quiksilver, Inc.(a)                                205,300      6,115,887
=========================================================================

APPLICATION SOFTWARE-6.45%

Altiris, Inc.(a)                                    73,900      2,618,277
-------------------------------------------------------------------------
ANSYS, Inc.(a)                                      99,000      3,173,940
-------------------------------------------------------------------------
Hyperion Solutions Corp.(a)                        120,700      5,627,034
-------------------------------------------------------------------------
Kronos Inc.(a)                                      51,900      2,653,647
-------------------------------------------------------------------------
MICROS Systems, Inc.(a)                             94,100      7,345,446
-------------------------------------------------------------------------
RSA Security Inc.(a)                               232,600      4,665,956
-------------------------------------------------------------------------
SERENA Software, Inc.(a)                           128,200      2,774,248
-------------------------------------------------------------------------
Verint Systems Inc.(a)                              61,100      2,219,763
=========================================================================
                                                               31,078,311
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.13%

Affiliated Managers Group, Inc.(a)(b)               80,400      5,446,296
=========================================================================

BIOTECHNOLOGY-2.15%

DOV Pharmaceutical, Inc.(a)                        123,000      2,220,150
-------------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                     71,400      3,520,020
-------------------------------------------------------------------------
Serologicals Corp.(a)(b)                           208,900      4,620,868
=========================================================================
                                                               10,361,038
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


BUILDING PRODUCTS-0.55%

NCI Building Systems, Inc.(a)                       70,700   $  2,651,250
=========================================================================

COMMERCIAL PRINTING-0.54%

Banta Corp.                                         58,000      2,596,080
=========================================================================

COMMUNICATIONS EQUIPMENT-0.89%

CommScope, Inc.(a)                                 226,500      4,280,850
=========================================================================

COMPUTER HARDWARE-1.56%

Intergraph Corp.(a)                                 86,900      2,340,217
-------------------------------------------------------------------------
Stratasys, Inc.(a)(b)                              153,900      5,164,884
=========================================================================
                                                                7,505,101
=========================================================================

COMPUTER STORAGE & PERIPHERALS-0.83%

Synaptics Inc.(a)                                  130,400      3,987,632
=========================================================================

CONSTRUCTION & ENGINEERING-1.26%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                             151,700      6,068,000
=========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.16%

Wabash National Corp.(a)(b)                        182,900      4,925,497
-------------------------------------------------------------------------
Wabtec Corp.                                       257,800      5,496,296
=========================================================================
                                                               10,421,793
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.42%

Jackson Hewitt Tax Service Inc.                    285,000      7,196,250
-------------------------------------------------------------------------
NCO Group, Inc.(a)                                 171,900      4,443,615
=========================================================================
                                                               11,639,865
=========================================================================

DIVERSIFIED METALS & MINING-1.33%

Compass Minerals International, Inc.               263,400      6,382,182
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.00%

Paxar Corp.(a)                                     217,300      4,817,541
=========================================================================

ENVIRONMENTAL SERVICES-1.08%

Waste Connections, Inc.(a)                         152,400      5,219,700
=========================================================================

GAS UTILITIES-0.48%

New Jersey Resources Corp.                          53,800      2,331,692
=========================================================================

HEALTH CARE EQUIPMENT-1.61%

Adeza Biomedical Corp.(a)                           50,400        884,520
-------------------------------------------------------------------------
Datascope Corp.                                     54,388      2,158,660
-------------------------------------------------------------------------
Invacare Corp.                                     101,800      4,709,268
=========================================================================
                                                                7,752,448
=========================================================================

HEALTH CARE FACILITIES-2.71%

Genesis HealthCare Corp.(a)                         71,800      2,515,154
-------------------------------------------------------------------------
Kindred Healthcare, Inc.(a)                        199,700      5,981,015
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

VCA Antech, Inc.(a)(b)                             233,400   $  4,574,640
=========================================================================
                                                               13,070,809
=========================================================================

HEALTH CARE SERVICES-0.56%

Apria Healthcare Group Inc.(a)                      82,300      2,711,785
=========================================================================

HEALTH CARE SUPPLIES-2.04%

Haemonetics Corp.(a)                               122,800      4,446,588
-------------------------------------------------------------------------
Sybron Dental Specialties, Inc.(a)                 151,500      5,360,070
=========================================================================
                                                                9,806,658
=========================================================================

HOTELS, RESORTS & CRUISE LINES-2.22%

Kerzner International Ltd. (Bahamas)(a)             92,000      5,524,600
-------------------------------------------------------------------------
La Quinta Corp.(a)                                 571,100      5,191,299
=========================================================================
                                                               10,715,899
=========================================================================

HOUSEWARES & SPECIALTIES-2.38%

Jarden Corp.(a)                                    134,700      5,851,368
-------------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                   168,700      5,597,466
=========================================================================
                                                               11,448,834
=========================================================================

INDUSTRIAL GASES-0.93%

Airgas, Inc.                                       168,300      4,461,633
=========================================================================

INDUSTRIAL MACHINERY-3.11%

Kaydon Corp.                                       150,500      4,969,510
-------------------------------------------------------------------------
Kennametal Inc.                                    108,300      5,390,091
-------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                          122,800      4,623,420
=========================================================================
                                                               14,983,021
=========================================================================

INSURANCE BROKERS-1.51%

Hilb Rogal & Hobbs Co.                             101,300      3,671,112
-------------------------------------------------------------------------
U.S.I. Holdings Corp.(a)(b)                        310,200      3,589,014
=========================================================================
                                                                7,260,126
=========================================================================

INTERNET SOFTWARE & SERVICES-1.20%

Digital River, Inc.(a)                              76,800      3,195,648
-------------------------------------------------------------------------
Digitas Inc.(a)                                    272,500      2,602,375
=========================================================================
                                                                5,798,023
=========================================================================

INVESTMENT BANKING & BROKERAGE-0.93%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $4,480,000)(a)(c)(d)               44,800      4,480,000
=========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.10%

iShares Nasdaq Biotechnology Index Fund(a)(b)       70,400      5,308,160
=========================================================================

IT CONSULTING & OTHER SERVICES-0.63%

CACI International Inc.-Class A(a)                  44,600      3,038,598
=========================================================================

MANAGED HEALTH CARE-1.34%

AMERIGROUP Corp.(a)                                 44,100      3,336,606
-------------------------------------------------------------------------
Sierra Health Services, Inc.(a)                     57,000      3,141,270
=========================================================================
                                                                6,477,876
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


METAL & GLASS CONTAINERS-1.10%

AptarGroup, Inc.                                   100,200   $  5,288,556
=========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.27%

Avista Corp.                                       124,900      2,206,983
-------------------------------------------------------------------------
Energen Corp.                                       66,400      3,914,280
=========================================================================
                                                                6,121,263
=========================================================================

OFFICE SERVICES & SUPPLIES-0.62%

Brady Corp.-Class A                                 48,000      3,003,360
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.80%

FMC Technologies, Inc.(a)                          119,300      3,841,460
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.53%

Comstock Resources, Inc.(a)                        140,000      3,087,000
-------------------------------------------------------------------------
Penn Virginia Corp.                                127,900      5,188,903
-------------------------------------------------------------------------
Plains Exploration & Production Co.(a)             173,100      4,500,600
-------------------------------------------------------------------------
Warren Resources Inc.(a)                           466,600      4,246,060
=========================================================================
                                                               17,022,563
=========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.58%

Golar LNG Ltd. (Bermuda)(a)(e)                     191,600      2,782,457
=========================================================================

PACKAGED FOODS & MEATS-1.15%

Flowers Foods, Inc.                                174,900      5,523,342
=========================================================================

PAPER PRODUCTS-1.07%

Wausau-Mosinee Paper Corp.                         287,600      5,136,536
=========================================================================

PHARMACEUTICALS-0.72%

Medicines Co. (The)(a)                             120,400      3,467,520
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.15%

Philadelphia Consolidated Holding Corp.(a)          83,500      5,522,690
=========================================================================

REAL ESTATE-2.14%

Alexandria Real Estate Equities, Inc.               35,300      2,627,026
-------------------------------------------------------------------------
Amli Residential Properties Trust                   72,000      2,304,000
-------------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-11/11/03; Cost $4,704,275)(c)           311,300      5,369,925
=========================================================================
                                                               10,300,951
=========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.22%

Jones Lang LaSalle Inc.(a)                         157,250      5,882,723
=========================================================================

REGIONAL BANKS-5.39%

Alabama National BanCorp.                           74,700      4,818,150
-------------------------------------------------------------------------
Bank of the Ozarks, Inc.                            51,200      1,742,336
-------------------------------------------------------------------------
Boston Private Financial Holdings, Inc.             87,700      2,470,509
-------------------------------------------------------------------------
Cathay General Bancorp                             127,300      4,773,750
-------------------------------------------------------------------------
CVB Financial Corp.                                103,000      2,735,680
-------------------------------------------------------------------------
Hancock Holding Co.                                 70,100      2,345,546
-------------------------------------------------------------------------
Hudson United Bancorp                               61,000      2,402,180
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

MB Financial, Inc.                                  58,300   $  2,457,345
-------------------------------------------------------------------------
Wintrust Financial Corp.                            39,100      2,227,136
=========================================================================
                                                               25,972,632
=========================================================================

RESTAURANTS-2.18%

Lone Star Steakhouse & Saloon, Inc.                 94,300      2,640,400
-------------------------------------------------------------------------
Papa John's International, Inc.(a)(b)               76,200      2,624,328
-------------------------------------------------------------------------
Steak n Shake Co. (The)(a)                         260,800      5,236,864
=========================================================================
                                                               10,501,592
=========================================================================

SEMICONDUCTOR EQUIPMENT-2.10%

ATMI, Inc.(a)                                      174,500      3,931,485
-------------------------------------------------------------------------
Cymer, Inc.(a)                                      81,400      2,404,556
-------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                          102,200      3,766,070
=========================================================================
                                                               10,102,111
=========================================================================

SEMICONDUCTORS-1.98%

DSP Group, Inc.(a)                                 202,500      4,521,825
-------------------------------------------------------------------------
Semtech Corp.(a)                                   123,400      2,698,758
-------------------------------------------------------------------------
Silicon Laboratories Inc.(a)                        65,300      2,305,743
=========================================================================
                                                                9,526,326
=========================================================================

SPECIALTY CHEMICALS-2.07%

Albemarle Corp.                                    135,000      5,225,850
-------------------------------------------------------------------------
Minerals Technologies Inc.                          71,250      4,752,375
=========================================================================
                                                                9,978,225
=========================================================================

STEEL-1.36%

Commercial Metals Co.                              129,800      6,562,688
=========================================================================

TECHNOLOGY DISTRIBUTORS-3.20%

Anixter International Inc.                         127,700      4,595,923
-------------------------------------------------------------------------
Global Imaging Systems, Inc.(a)(b)                 147,300      5,818,350
-------------------------------------------------------------------------
ScanSource, Inc.(a)                                 80,700      5,016,312
=========================================================================
                                                               15,430,585
=========================================================================

THRIFTS & MORTGAGE FINANCE-1.57%

Corus Bankshares, Inc.                              51,600      2,477,316
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-(CONTINUED)

Harbor Florida Bancshares, Inc.                     71,700   $  2,481,537
-------------------------------------------------------------------------
Sterling Financial Corp.(a)                         65,900      2,587,234
=========================================================================
                                                                7,546,087
=========================================================================

TIRES & RUBBER-0.50%

Bandag, Inc.                                        48,800      2,430,728
=========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.10%

Watsco, Inc.                                       150,600      5,304,132
=========================================================================

TRUCKING-2.91%

Landstar System, Inc.(a)(b)                         97,000      7,143,080
-------------------------------------------------------------------------
Overnite Corp.                                     183,900      6,848,436
=========================================================================
                                                               13,991,516
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $372,591,691)                           477,859,188
=========================================================================

MONEY MARKET FUNDS-0.95%

Liquid Assets Portfolio-Institutional
  Class(f)                                       2,284,239      2,284,239
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)      2,284,239      2,284,239
=========================================================================
    Total Money Market Funds (Cost
      $4,568,478)                                               4,568,478
=========================================================================
TOTAL INVESTMENTS-100.16% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $377,160,169)                 482,427,666
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-4.94%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                   11,898,095     11,898,095
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                   11,898,095     11,898,095
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $23,796,190)                                       23,796,190
=========================================================================
TOTAL INVESTMENTS-105.10% (Cost $400,956,359)                 506,223,856
=========================================================================
OTHER ASSETS LESS LIABILITIES-(5.10%)                         (24,584,240)
=========================================================================
NET ASSETS-100.00%                                           $481,639,616
_________________________________________________________________________
=========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this securities has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $9,849,925, which represented 2.05% of the Fund's Net Assets. These securities are considered to be illiquid.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 0.88% of the Fund's Total Investments. See
    Note 1A.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 0.55% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $372,591,691)*                               $477,859,188
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $28,364,668)                             28,364,668
===========================================================
    Total investments (cost $400,956,359)       506,223,856
===========================================================
Receivables for:
  Fund shares sold                                  519,097
-----------------------------------------------------------
  Dividends                                         333,164
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               29,517
-----------------------------------------------------------
Other assets                                         25,761
===========================================================
    Total assets                                507,131,395
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                               6,147
-----------------------------------------------------------
  Fund shares reacquired                          1,202,587
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 41,547
-----------------------------------------------------------
  Collateral upon return of securities loaned    23,796,190
-----------------------------------------------------------
Accrued distribution fees                           258,400
-----------------------------------------------------------
Accrued transfer agent fees                         111,647
-----------------------------------------------------------
Accrued operating expenses                           75,261
===========================================================
    Total liabilities                            25,491,779
===========================================================
Net assets applicable to shares outstanding    $481,639,616
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $369,758,220
-----------------------------------------------------------
Undistributed net investment income (loss)          (33,759)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and futures contracts     6,647,658
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                    105,267,497
===========================================================
                                               $481,639,616
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $247,580,522
___________________________________________________________
===========================================================
Class B                                        $156,450,163
___________________________________________________________
===========================================================
Class C                                        $ 65,792,297
___________________________________________________________
===========================================================
Class R                                        $ 11,816,634
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          19,347,654
___________________________________________________________
===========================================================
Class B                                          12,593,607
___________________________________________________________
===========================================================
Class C                                           5,298,435
___________________________________________________________
===========================================================
Class R                                             929,531
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.80
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.80 divided
      by 94.50%)                               $      13.54
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.42
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.42
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      12.71
___________________________________________________________
===========================================================

* At December 31, 2004, securities with an aggregate market value of $23,145,704 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $5,461)          $  3,404,786
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $106,952*)                          247,892
--------------------------------------------------------------------------
Interest                                                           108,936
==========================================================================
    Total investment income                                      3,761,614
==========================================================================

EXPENSES:

Advisory fees                                                    4,233,084
--------------------------------------------------------------------------
Administrative services fees                                       144,542
--------------------------------------------------------------------------
Custodian fees                                                      61,210
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          899,368
--------------------------------------------------------------------------
  Class B                                                        1,645,132
--------------------------------------------------------------------------
  Class C                                                          694,862
--------------------------------------------------------------------------
  Class R                                                           35,241
--------------------------------------------------------------------------
Transfer agent fees                                              1,581,544
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              26,310
--------------------------------------------------------------------------
Other                                                              377,433
==========================================================================
    Total expenses                                               9,698,726
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (331,308)
==========================================================================
    Net expenses                                                 9,367,418
==========================================================================
Net investment income (loss)                                    (5,605,804)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                         63,023,411
--------------------------------------------------------------------------
  Futures contracts                                                190,607
==========================================================================
                                                                63,214,018
==========================================================================
Change in net unrealized appreciation (depreciation) of
  Investment securities                                        (17,288,151)
==========================================================================
Net gain from investment securities and futures contracts       45,925,867
==========================================================================
Net increase in net assets resulting from operations          $ 40,320,063
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (5,605,804)   $ (4,347,265)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            63,214,018      23,914,515
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (17,288,151)    123,707,904
==========================================================================================
    Net increase in net assets resulting from operations        40,320,063     143,275,154
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (6,812,723)             --
------------------------------------------------------------------------------------------
  Class B                                                       (4,459,412)             --
------------------------------------------------------------------------------------------
  Class C                                                       (1,866,092)             --
------------------------------------------------------------------------------------------
  Class R                                                         (312,412)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (13,450,639)             --
==========================================================================================
Share transactions-net:
  Class A                                                      (33,241,596)     52,426,841
------------------------------------------------------------------------------------------
  Class B                                                      (29,808,487)     29,417,204
------------------------------------------------------------------------------------------
  Class C                                                      (13,451,247)     13,847,595
------------------------------------------------------------------------------------------
  Class R                                                        8,911,070       2,003,122
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (67,590,260)     97,694,762
==========================================================================================
    Net increase (decrease) in net assets                      (40,720,836)    240,969,916
==========================================================================================

NET ASSETS:

  Beginning of year                                            522,360,452     281,390,536
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(33,759) and $(28,398), respectively)          $481,639,616    $522,360,452
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    Effective December 13, 2004, the Fund is open to new investors.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,093.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $77,059 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $144,542.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $1,581,544. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Prior to December 13, 2004, during the Fund's closing to new investors, AIM Distributors agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $655,183, $1,645,132, $694,862 and $35,241, respectively, after AIM Distributors waived Class A Plan fees of $244,185.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $69,295 in front-end sales commissions from the sale of Class A shares and $15,228, $21,617, $7,791 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $10,035,910      $125,196,617      $(132,948,288)        $   --         $ 2,284,239     $ 71,349       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            10,035,910       125,196,617       (132,948,288)            --           2,284,239       69,591           --
==================================================================================================================================
  Subtotal        $20,071,820      $250,393,234      $(265,896,576)        $   --         $ 4,568,478     $140,940       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $34,938,267      $ 61,029,785      $ (84,069,957)        $   --         $11,898,095     $ 54,140       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            34,938,266        60,968,494        (84,008,665)            --          11,898,095       52,812           --
==================================================================================================================================
  Subtotal        $69,876,533      $121,998,279      $(168,078,622)        $   --         $23,796,190     $106,952       $   --
==================================================================================================================================
  Total           $89,948,353      $372,391,513      $(433,975,198)        $   --         $28,364,668     $247,892       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $300,030 and $37,347,871, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $6,971 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $6,971.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,807 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $23,145,704 were on loan to brokers. The loans were secured by cash collateral of $23,796,190 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties $106,952 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004        2003
----------------------------------------------------------------------------------
Distributions paid from long-term capital gain                $13,450,639    $  --
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,049,173
----------------------------------------------------------------------------
Undistributed long-term gain                                       5,190,927
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           104,675,055
----------------------------------------------------------------------------
Temporary book/tax differences                                       (33,759)
----------------------------------------------------------------------------
Shares of beneficial interest                                    369,758,220
============================================================================
Total net assets                                                $481,639,616
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $36,493,693 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has no capital loss carryforward as of December 31, 2004.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $601,606,710 and $673,181,079, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $107,403,441
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,728,386)
==============================================================================
Net unrealized appreciation of investment securities             $104,675,055
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $401,548,801.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2004, undistributed net investment income (loss) was increased by $5,600,443 and undistributed net realized gain was decreased by $5,600,443. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,288,228    $ 52,758,227    11,095,421    $109,381,334
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,064,168      12,839,431     5,802,424      56,480,592
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        867,391      10,449,258     2,724,692      26,562,929
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        823,003      10,162,089       231,356       2,309,531
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        481,426       6,080,413            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        327,877       4,019,765            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        119,514       1,465,238            --              --
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         24,270         304,591            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        622,034       7,675,039       474,336       4,772,838
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (637,822)     (7,675,039)     (483,310)     (4,772,838)
======================================================================================================================
Reacquired:
  Class A                                                     (8,184,332)    (99,755,275)   (6,516,746)    (61,727,331)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,263,817)    (38,992,644)   (2,491,251)    (22,290,550)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,126,834)    (25,365,743)   (1,358,495)    (12,715,334)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (126,430)     (1,555,610)      (29,381)       (306,409)
======================================================================================================================
                                                              (5,721,324)   $(67,590,260)    9,449,046    $ 97,694,762
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 8% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM Affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,                       COMMENCED) TO
                                                     -----------------------------------------------------         DECEMBER 31,
                                                       2004           2003           2002           2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  12.03       $   8.23       $  10.19       $   9.36           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.09)(a)      (0.09)(a)      (0.05)(a)      (0.05)(a)         (0.00)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      1.22           3.89          (1.91)          0.88             (0.64)
=================================================================================================================================
    Total from investment operations                     1.13           3.80          (1.96)          0.83             (0.64)
=================================================================================================================================
Less distributions from net realized gains              (0.36)            --             --          (0.00)               --
=================================================================================================================================
Net asset value, end of period                       $  12.80       $  12.03       $   8.23       $  10.19           $  9.36
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          9.45%         46.17%        (19.23)%         8.92%            (6.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $247,581       $266,284       $140,652       $105,146           $32,805
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements        1.53%(c)       1.77%          1.67%          1.78%             1.78%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                       1.64%(c)       1.77%          1.67%          1.78%             2.72%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (0.77)%(c)     (0.89)%        (0.54)%        (0.57)%           (0.12)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                124%           112%           117%           123%               49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $256,962,380.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS B
                                                   ------------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,                         COMMENCED) TO
                                                   ------------------------------------------------------          DECEMBER 31,
                                                     2004            2003           2002           2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  11.77        $   8.11        $ 10.11        $  9.33            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.18)(a)       (0.15)(a)      (0.11)(a)      (0.11)(a)          (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    1.19            3.81          (1.89)          0.89              (0.64)
=================================================================================================================================
    Total from investment operations                   1.01            3.66          (2.00)          0.78              (0.67)
=================================================================================================================================
Less distributions from net realized gains            (0.36)             --             --             --                 --
=================================================================================================================================
Net asset value, end of period                     $  12.42        $  11.77        $  8.11        $ 10.11            $  9.33
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        8.64%          45.13%        (19.78)%         8.36%             (6.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $156,450        $177,811        $99,551        $64,012            $16,385
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements      2.27%(c)        2.42%          2.32%          2.44%              2.49%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                     2.29%(c)        2.42%          2.32%          2.44%              3.43%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (1.51)%(c)      (1.54)%        (1.19)%        (1.23)%            (0.83)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                              124%            112%           117%           123%                49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $164,513,168.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,                        COMMENCED) TO
                                                     ----------------------------------------------------          DECEMBER 31,
                                                      2004           2003           2002           2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 11.77        $  8.11        $ 10.10        $  9.34             $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.18)(a)      (0.15)(a)      (0.11)(a)      (0.11)(a)          (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     1.19           3.81          (1.88)          0.87              (0.63)
=================================================================================================================================
    Total from investment operations                    1.01           3.66          (1.99)          0.76              (0.66)
=================================================================================================================================
Less distributions from net realized gains             (0.36)            --             --             --                 --
=================================================================================================================================
Net asset value, end of period                       $ 12.42        $ 11.77        $  8.11        $ 10.10             $ 9.34
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         8.64%         45.13%        (19.70)%         8.14%             (6.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $65,792        $75,763        $41,132        $29,548             $9,028
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements       2.27%(c)       2.42%          2.32%          2.44%              2.49%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                      2.29%(c)       2.42%          2.32%          2.44%              3.43%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.51)%(c)     (1.54)%        (1.19)%        (1.23)%            (0.83)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                               124%           112%           117%           123%                49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $69,486,188.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                               CLASS R
                                                              ------------------------------------------
                                                                                           JUNE 3, 2002
                                                                   YEAR ENDED               (DATE SALES
                                                                  DECEMBER 31,             COMMENCED) TO
                                                              ---------------------        DECEMBER 31,
                                                               2004           2003             2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.99        $ 8.22           $ 10.58
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)(a)     (0.11)(a)         (0.04)(a)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.20          3.88             (2.32)
========================================================================================================
    Total from investment operations                             1.08          3.77             (2.36)
========================================================================================================
Less distributions from net realized gains                      (0.36)           --                --
========================================================================================================
Net asset value, end of period                                $ 12.71        $11.99           $  8.22
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                  9.06%        45.86%           (22.31)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,817        $2,502           $    55
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                1.77%(c)      1.92%             1.92%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements             1.79%(c)      1.92%             1.92%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.01)%(c)    (1.04)%           (0.78)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                        124%          112%              117%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $7,048,177.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


REGULATORY INQUIRIES AND PENDING LITIGATION

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                                MARKET
                                                 SHARES          VALUE
----------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-64.52%

ADVERTISING-2.93%

Interpublic Group of Cos., Inc. (The)(a)           153,000    $  1,863,540
----------------------------------------------------------------------------
Omnicom Group Inc.                                  37,900       3,026,694
============================================================================
                                                                 4,890,234
============================================================================

AEROSPACE & DEFENSE-0.97%

Honeywell International Inc.                        44,000       1,611,720
============================================================================

ALUMINUM-0.80%

Alcoa Inc.                                          50,900       1,330,017
============================================================================

APPAREL RETAIL-0.95%

Gap, Inc. (The)                                     80,300       1,585,925
============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.24%

Bank of New York Co., Inc. (The)                    71,700       2,063,526
============================================================================

BUILDING PRODUCTS-1.96%

American Standard Cos. Inc.                         28,900       1,211,488
----------------------------------------------------------------------------
Masco Corp.                                         65,000       2,064,400
============================================================================
                                                                 3,275,888
============================================================================

COMMUNICATIONS EQUIPMENT-0.34%

Motorola, Inc.                                      31,400         573,364
============================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.37%

Deere & Co.                                          9,400         615,606
============================================================================

CONSUMER ELECTRONICS-1.84%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)                53,000       1,335,070
----------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                              50,200       1,728,888
============================================================================
                                                                 3,063,958
============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.83%

Ceridian Corp.(a)                                   83,300       1,622,684
----------------------------------------------------------------------------
First Data Corp.                                    77,100       3,094,794
============================================================================
                                                                 4,717,478
============================================================================

DIVERSIFIED BANKS-0.03%

HSBC Capital Funding L.P. (United Kingdom),
  4.61% Pfd. (Acquired 11/05/03; Cost
  $46,626)(b)(c)                                    50,000          48,909
============================================================================

DIVERSIFIED CAPITAL MARKETS-0.13%

UBS Preferred Funding Trust I, 8.62% Pfd.(b)       185,000         221,547
============================================================================

                                                                MARKET
                                                 SHARES          VALUE
----------------------------------------------------------------------------


DIVERSIFIED CHEMICALS-0.40%

Dow Chemical Co. (The)                              14,800    $    659,044
============================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-1.60%

Cendant Corp.                                      119,500       2,673,215
============================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.75%

Waste Management, Inc.                             103,100       2,921,854
============================================================================

FOOD RETAIL-2.12%

Kroger Co. (The)(a)                                108,400       2,062,852
----------------------------------------------------------------------------
Safeway Inc.                                        65,500       1,479,645
============================================================================
                                                                 3,542,497
============================================================================

GENERAL MERCHANDISE STORES-1.54%

Target Corp.                                        47,100       2,562,711
============================================================================

HEALTH CARE DISTRIBUTORS-4.25%

Cardinal Health, Inc.                               73,600       4,237,888
----------------------------------------------------------------------------
McKesson Corp.                                      63,800       2,857,602
============================================================================
                                                                 7,095,490
============================================================================

HEALTH CARE EQUIPMENT-1.17%

Baxter International Inc.                           45,000       1,669,500
----------------------------------------------------------------------------
Waters Corp.(a)                                      7,400         275,058
============================================================================
                                                                 1,944,558
============================================================================

HEALTH CARE FACILITIES-1.54%

HCA Inc.                                            45,300       2,567,151
============================================================================

INDUSTRIAL CONGLOMERATES-3.81%

General Electric Co.                                67,100       2,325,015
----------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  138,000       4,029,600
============================================================================
                                                                 6,354,615
============================================================================

INDUSTRIAL MACHINERY-1.18%

Illinois Tool Works Inc.                            24,600       1,960,128
============================================================================

INTEGRATED OIL & GAS-0.12%

Shell Frontier Oil & Gas Inc.-Series B, 3.96%
  Floating Rate Pfd.(b)(d)                               2         200,000
============================================================================

INVESTMENT BANKING & BROKERAGE-2.46%

Merrill Lynch & Co., Inc.                           34,200       1,881,342
----------------------------------------------------------------------------
Morgan Stanley                                      42,500       2,229,975
============================================================================
                                                                 4,111,317
============================================================================


                                                                MARKET
                                                 SHARES          VALUE
----------------------------------------------------------------------------

LIFE & HEALTH INSURANCE-0.11%

Aegon N.V. (Netherlands), 6.38% Pfd.                 7,300    $    184,471
============================================================================

MANAGED HEALTH CARE-2.18%

WellPoint, Inc.(a)                                  52,200       3,635,208
============================================================================

MOVIES & ENTERTAINMENT-1.46%

Walt Disney Co. (The)                               96,800       2,437,424
============================================================================

MULTI-LINE INSURANCE-1.41%

Hartford Financial Services Group, Inc. (The)       31,400       2,348,092
============================================================================

OIL & GAS DRILLING-2.12%

Pride International, Inc.(a)                        43,100       1,107,670
----------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                 44,900       2,423,253
============================================================================
                                                                 3,530,923
============================================================================

OIL & GAS EQUIPMENT & SERVICES-3.00%

Halliburton Co.                                     77,500       3,706,050
----------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                     17,100       1,298,574
============================================================================
                                                                 5,004,624
============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.10%

ABN AMRO XVII Custodial Receipts-Series MM17,
  3.80% Floating Rate Pfd. (Acquired
  05/11/05; Cost $502,969)(b)(c)(e)                      5         500,000
----------------------------------------------------------------------------
ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost $199,995)(c)(e)(f)             2         200,000
----------------------------------------------------------------------------
Citigroup Inc.                                      76,000       3,513,480
----------------------------------------------------------------------------
JPMorgan Chase & Co.                                86,928       3,070,297
----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 3.73%
  Floating Rate Pfd. (Acquired 06/03/04-
  09/28/04; Cost $635,805)(b)(c)(d)                    650         644,056
----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust IV, 3.80%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $244,120)(b)(c)(d)                                   250         244,173
----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI, 3.98%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $340,013)(b)(c)(d)                                   350         339,980
============================================================================
                                                                 8,511,986
============================================================================

PACKAGED FOODS & MEATS-1.93%

Kraft Foods Inc.-Class A                            47,500       1,510,975
----------------------------------------------------------------------------
Unilever N.V. (Netherlands)(g)                      26,350       1,706,612
============================================================================
                                                                 3,217,587
============================================================================

PHARMACEUTICALS-4.92%

Pfizer Inc.                                         89,000       2,454,620
----------------------------------------------------------------------------
Sanofi-Aventis (France)(g)                          44,612       3,653,774
----------------------------------------------------------------------------
Wyeth                                               47,200       2,100,400
============================================================================
                                                                 8,208,794
============================================================================

                                                                MARKET
                                                 SHARES          VALUE
----------------------------------------------------------------------------


PROPERTY & CASUALTY INSURANCE-1.49%

ACE Ltd. (Cayman Islands)                           55,600    $  2,493,660
============================================================================

SYSTEMS SOFTWARE-1.93%

Computer Associates International, Inc.            116,961       3,214,088
============================================================================

THRIFTS & MORTGAGE FINANCE-2.54%

Fannie Mae                                          46,400       2,709,760
----------------------------------------------------------------------------
Fannie Mae-Series J, 4.72% Floating Rate
  Pfd.(h)                                            4,850         240,075
----------------------------------------------------------------------------
Fannie Mae-Series K, 5.40% Floating Rate
  Pfd.(h)                                            4,850         242,015
----------------------------------------------------------------------------
Freddie Mac                                         16,000       1,043,680
============================================================================
                                                                 4,235,530
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $87,563,829)                             107,613,139
============================================================================

                                                PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-17.76%

ADVERTISING-0.03%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(b)             $    48,000          48,204
============================================================================

AUTOMOBILE MANUFACTURERS-0.11%

DaimlerChrysler N.A. Holding Corp., Unsec.
  Gtd. Unsub. Global Notes, 7.25%,
  01/18/06(b)                                      175,000         177,849
============================================================================

BROADCASTING & CABLE TV-1.68%

Comcast Corp.,
  Sr. Notes,
    7.25%, 08/01/05(b)                             230,000         230,589
----------------------------------------------------------------------------
    8.30%, 05/15/06(b)                             150,000         155,184
----------------------------------------------------------------------------
  Sr. Unsec. Deb.,
    8.88%, 09/15/05(b)                             600,000         605,712
----------------------------------------------------------------------------
    9.50%, 08/01/13(b)                             145,000         152,541
----------------------------------------------------------------------------
  Sr. Unsec. Notes,
    6.88%, 02/15/06(b)                             600,000         610,254
----------------------------------------------------------------------------
    8.00%, 08/01/05(b)                              75,000          75,230
----------------------------------------------------------------------------
    8.38%, 11/01/05(b)                             120,000         122,305
----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes,
  10.50%, 06/15/06(b)                              315,000         334,949
----------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(b)                                       75,000          76,193
----------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Notes, 8.18%, 08/15/07(b)                        275,000         295,820
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(b)         115,000         138,665
============================================================================
                                                                 2,797,442
============================================================================

BUILDING PRODUCTS-0.15%

Hanson Overseas B.V. (Netherlands), Sr. Gtd.
  Yankee Notes, 6.75%, 09/15/05(b)                 250,000         251,312
============================================================================

CONSUMER FINANCE-3.05%

Capital One Bank, Sr. Medium Term Global
  Notes, 6.88%, 02/01/06(b)                        325,000         330,577
----------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds, 4.76%, 02/01/27 (Acquired
  09/16/04; Cost $305,820)(b)(c)(d)            $   300,000    $    301,005
----------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(b)             500,000         512,785
----------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(b)                  50,000          53,868
----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(b)                 710,000         711,186
----------------------------------------------------------------------------
  Notes, 6.50%, 02/15/06(b)                        225,000         226,249
----------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(b)                             200,000         202,672
----------------------------------------------------------------------------
    6.88%, 02/01/06(b)                             750,000         756,322
----------------------------------------------------------------------------
  Unsec. Notes, 6.13%, 01/09/06(b)                  90,000          90,410
----------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 4.15%,
  05/18/06(b)(d)                                   280,000         278,116
----------------------------------------------------------------------------
  Global Notes, 7.50%, 07/15/05(b)                 120,000         120,130
----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Medium Term Notes, 2.00%,
  07/15/05(b)                                       75,000          74,977
----------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(b)                                    1,340,000(i)     1,351,243
----------------------------------------------------------------------------
MBNA America Bank N.A., Sr. Global Medium
  Term Notes, 7.75%, 09/15/05(b)                    70,000          70,533
============================================================================
                                                                 5,080,073
============================================================================

DIVERSIFIED BANKS-1.18%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $245,524)(b)(c)(j)                220,000         228,093
----------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(b)(c)           25,000          25,307
----------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $59,025)(b)(c)                     60,000          57,859
----------------------------------------------------------------------------
Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes, 9.03%, 03/15/29 (Acquired 04/22/05;
  Cost $344,306)(b)(c)                             275,000         357,008
----------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Trust Pfd. Notes, 3.97%,
  06/08/28(b)(d)                                    80,000          77,318
----------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.85%, 06/01/27 (Acquired 05/22/03;
  Cost $75,926)(b)(c)                               60,000          66,544
----------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(b)          150,000         171,184
----------------------------------------------------------------------------
Credit Suisse First Boston, Inc., Sub. Medium
  Term Notes, 7.75%, 05/15/06 (Acquired
  04/06/05; Cost $25,988)(b)(c)                     25,000          25,764
----------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $100,000)(b)(c)(j)                               100,000         107,166
----------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  3.88%(b)(j)(k)                                   140,000         124,042
----------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 3.31%, 08/29/87(b)(k)             80,000          64,765
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE
DIVERSIFIED BANKS-(CONTINUED)

National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 3.31%(b)(j)(k)              $   150,000    $    135,157
----------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(b)                               100,000         140,191
----------------------------------------------------------------------------
RBS Capital Trust III, Sub. Trust Pfd. Global
  Notes, 5.51%(b)(j)                               105,000         108,976
----------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(b)                               275,000         273,210
============================================================================
                                                                 1,962,584
============================================================================

DIVERSIFIED METALS & MINING-0.12%

Falconbridge Ltd. (Canada), Unsec. Yankee
  Deb., 7.00%, 07/15/05(b)                         200,000         200,140
============================================================================

ELECTRIC UTILITIES-0.73%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(b)           20,000          20,247
----------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(b)                   55,000          58,318
----------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05(b)                        350,000         354,868
----------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(b)                        600,000         604,092
----------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08(b)                        175,000         181,757
============================================================================
                                                                 1,219,282
============================================================================

FOOD RETAIL-0.18%

Safeway Inc., Sr. Unsec. Notes,
  2.50%, 11/01/05(b)                               100,000          99,592
----------------------------------------------------------------------------
  6.15%, 03/01/06(b)                               200,000         202,646
============================================================================
                                                                   302,238
============================================================================

GAS UTILITIES-0.16%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(b)                          35,000          36,687
----------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(b)                                      225,000         227,191
============================================================================
                                                                   263,878
============================================================================

GOLD-0.06%

Newmont Mining Corp., Notes, 5.88%,
  04/01/35(b)                                      100,000         102,662
============================================================================

HOMEBUILDING-0.63%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(b)                                      200,000         224,500
----------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(b)                                      150,000         151,410
----------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------
HOMEBUILDING-(CONTINUED)

Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes,
    8.00%, 08/15/06(b)                         $   570,000    $    591,825
----------------------------------------------------------------------------
    9.75%, 09/01/10(b)                              75,000          79,302
============================================================================
                                                                 1,047,037
============================================================================

HOUSEWARES & SPECIALTIES-0.15%

American Greetings Corp., Unsec. Putable
  Deb., 6.10%, 08/01/08(b)                         250,000         257,687
============================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.18%

PSEG Power LLC, Sr. Unsec. Gtd. Global Notes,
  6.88%, 04/15/06(b)                               295,000         301,227
============================================================================

INDUSTRIAL CONGLOMERATES-0.03%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $56,614)(b)(c)                                    50,000          51,685
============================================================================

INTEGRATED OIL & GAS-0.53%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(b)                                      150,000         178,849
----------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(b)                                      100,000         108,379
----------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(b)                                      535,000         601,206
============================================================================
                                                                   888,434
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.33%

CenturyTel, Inc.-Series C, Sr. Unsec. Notes,
  6.55%, 12/01/05(b)                               340,000         343,584
----------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31(b)                  60,000          84,988
----------------------------------------------------------------------------
Southwestern Bell Telephone Co.-Series B,
  Medium Term Notes, 6.25%, 07/07/05(b)            100,000         100,056
----------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06(b)                        425,000         432,059
----------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(b)             190,000         259,833
----------------------------------------------------------------------------
Telus Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07(b)                                      250,000         264,067
----------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(b)                         100,000         109,190
----------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb., 8.75%, 11/01/21(b)                   85,000         114,568
----------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(b)             125,000         145,659
----------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(b)                         130,000         139,530
----------------------------------------------------------------------------
Verizon Maryland Inc.-Series A, Unsec. Global
  Notes, 6.13%, 03/01/12(b)                        115,000         123,467
----------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(b)                         100,000          98,908
============================================================================
                                                                 2,215,909
============================================================================

----------------------------------------------------------------------------
                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE

INVESTMENT BANKING & BROKERAGE-0.10%

Goldman Sachs Capital I, Gtd. Sub. Trust Pfd.
  Bonds, 6.35%, 02/15/34(b)                    $   100,000    $    109,356
----------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Unsec. Sub. Notes,
  7.63%, 06/01/06(b)                                50,000          51,578
============================================================================
                                                                   160,934
============================================================================

LIFE & HEALTH INSURANCE-0.22%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $324,231)(b)(c)(l)       275,000         337,274
----------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(b)                                25,000          26,314
============================================================================
                                                                   363,588
============================================================================

MOVIES & ENTERTAINMENT-0.31%

Time Warner Entertainment Co. L.P., Sr.
  Unsec. Deb., 8.38%, 03/15/23(b)                  250,000         319,207
----------------------------------------------------------------------------
Viacom Inc., Sr. Unsec. Gtd. Global Notes,
  6.40%, 01/30/06(b)                               190,000         192,554
============================================================================
                                                                   511,761
============================================================================

MULTI-UTILITIES-0.21%

Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(b)          125,000         125,133
----------------------------------------------------------------------------
Sempra Energy, Sr. Unsec. Unsub. Notes,
  6.95%, 12/01/05(b)                               230,000         232,834
============================================================================
                                                                   357,967
============================================================================

MUNICIPALITIES-1.39%

Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(b)(l)                        350,000         350,000
----------------------------------------------------------------------------
Dallas (City of), Texas; Taxable Pension
  Limited Tax Series 2005 A GO,
    4.61%, 02/15/14(b)                              75,000          76,313
----------------------------------------------------------------------------
    5.20%, 02/15/35(b)                             150,000         158,961
----------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Capital
  Improvement Limited Tax Series 2005 A-1 GO,
  4.96%, 04/01/20(b)(l)                            115,000         115,358
----------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Series
  2005 COP, 4.95%, 06/15/25(b)(l)                  175,000         178,281
----------------------------------------------------------------------------
Indianapolis (City of), Indiana Local Public
  Improvement Bond Bank; Taxable Series 2005
  A RB,
    4.87%, 07/15/16(b)                              75,000          76,781
----------------------------------------------------------------------------
    5.22%, 07/15/20(b)                             100,000         103,025
----------------------------------------------------------------------------
    5.28%, 01/15/22(b)                              50,000          51,500
----------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 RB, 6.10%,
  05/01/24(b)(l)                                   150,000         157,875
----------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------
MUNICIPALITIES-(CONTINUED)

Michigan (State of) Municipal Bond Authority
  (City of Detroit School District); Series
  2005 RB, 5.00%, 06/01/15(b)(l)               $    65,000    $     72,231
----------------------------------------------------------------------------
New Hampshire (State of); Taxable Unlimited
  Tax Series 2005 B GO, 4.65%, 05/15/15(b)         175,000         179,813
----------------------------------------------------------------------------
Oregon (State of) Community College
  Districts; Taxable Pension Limited Tax
  Series 2005 GO,
    4.64%, 06/30/20(b)(l)                          100,000         100,023
----------------------------------------------------------------------------
    4.83%, 06/30/28(b)(l)                          160,000         160,010
----------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
    3.69%, 07/01/07(b)(l)                           80,000          79,546
----------------------------------------------------------------------------
    4.21%, 07/01/08(b)(l)                          100,000         100,334
----------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  6.80%, 07/10/30(b)(l)(m)                         375,000         360,353
============================================================================
                                                                 2,320,404
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.31%

Pemex Project Funding Master Trust,
  Unsec. Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(b)                                      255,000         311,126
----------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Notes, 5.75%, 12/15/15
  (Acquired 06/27/05; Cost $208,524)(b)(c)         210,000         208,341
============================================================================
                                                                   519,467
============================================================================

OIL & GAS REFINING & MARKETING-0.08%

Enterprise Products Operating L.P., Sr.
  Notes, 4.95%, 06/01/10(b)                        130,000         130,932
============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.51%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(b)                                       20,000          19,901
----------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Trust
  Pfd. Global Bonds, 8.44%(b)(j)                   125,000         148,060
----------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87%, (Acquired 06/16/04-06/14/05; Cost
  $385,354)(b)(c)(j)                               340,000         385,108
----------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes, 7.63%, 11/15/05(b)                        350,000         354,459
----------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(b)       83,333          86,491
----------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09(b)                               522,750         576,201
----------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $249,833)(b)(c)                             250,000         242,810
----------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost $282,629)(b)(c)         238,889         296,977
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Toll Road Investors Partnership II,
  L.P.-Series A, Bonds, 5.49%, 02/15/45
  (Acquired 03/11/05-05/03/05; Cost
  $317,763)(c)(f)(l)(n)                        $ 2,700,000    $    329,906
----------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(b)(j)               75,000          83,006
============================================================================
                                                                 2,522,919
============================================================================

PROPERTY & CASUALTY INSURANCE-0.88%

Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(b)             200,000         219,716
----------------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd. Notes, 8.50%, 04/15/12(b)                   425,000         476,990
----------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Sub. Deb., 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $288,490)(b)(c)          270,000         294,940
----------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  03/23/04-06/09/05; Cost $482,922)(b)(c)          475,000         483,151
============================================================================
                                                                 1,474,797
============================================================================

REAL ESTATE-0.23%

Health Care Property Investors, Inc.,
  Notes, 5.63%, 05/01/17(b)                        100,000         102,144
----------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.07%, 06/08/15(b)             155,000         176,238
----------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Notes, 5.88%,
  05/15/15(b)                                      110,000         112,210
============================================================================
                                                                   390,592
============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.05%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(b)                                       75,000          77,479
============================================================================

REGIONAL BANKS-0.68%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 4.88%, 03/01/34(b)(d)       325,000         336,677
----------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(b)                               350,000         356,633
----------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd. Bonds, 3.90%, 06/01/28(b)(d)                175,000         166,887
----------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(b)                               175,000         178,210
----------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(b)                                      100,000         100,823
============================================================================
                                                                 1,139,230
============================================================================

RESTAURANTS-0.03%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(b)                                       55,000          57,405
============================================================================

SOVEREIGN DEBT-0.61%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(b)                                      100,000         100,681
----------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------
SOVEREIGN DEBT-(CONTINUED)

Russian Federation (Russia),
  REGS, Unsec. Unsub. Euro Bonds,
    8.75%, 07/24/05 (Acquired 05/14/04; Cost
    $184,888)(b)(c)                            $   175,000    $    175,648
----------------------------------------------------------------------------
    10.00%, 06/26/07 (Acquired 05/14/04-
    05/18/04; Cost $157,706)(b)(c)                 140,000         154,462
----------------------------------------------------------------------------
  Unsec. Unsub. Bonds,
    7.50%, 03/31/30 (Acquired 05/18/04; Cost
    $103,572)(b)(c)(o)                             115,000         128,246
----------------------------------------------------------------------------
    8.75%, 07/24/05 (Acquired 09/10/04-
    01/21/05; Cost $258,808)(b)(c)                 250,000         250,700
----------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
    6.63%, 03/03/15(b)                              60,000          65,670
----------------------------------------------------------------------------
    7.50%, 04/08/33(b)                             120,000         137,412
============================================================================
                                                                 1,012,819
============================================================================

THRIFTS & MORTGAGE FINANCE-0.05%

Greenpoint Capital Trust I, Gtd. Sub. Trust
  Pfd. Notes, 9.10%, 06/01/27(b)                    75,000          83,561
============================================================================

TOBACCO-0.28%

Altria Group, Inc.,
  Unsec. Global Notes, 7.00%, 07/15/05(b)          450,000         450,581
----------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(b)                  20,000          20,267
============================================================================
                                                                   470,848
============================================================================

TRADING COMPANIES & DISTRIBUTORS-0.15%

Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  7.38%, 12/15/28 (Acquired
  01/25/05-03/03/05; Cost $254,547)(b)(c)          225,000         259,292
============================================================================

TRUCKING-0.10%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(b)                               150,000         164,612
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.27%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(b)                420,000         443,058
============================================================================
    Total Bonds & Notes (Cost $29,426,175)                      29,629,308
============================================================================

----------------------------------------------------------------------------
                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE

U.S. MORTGAGE-BACKED SECURITIES-9.86%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-2.98%

Pass Through Ctfs.,
  6.50%, 01/01/16 to 08/01/29(b)               $    75,250    $     78,227
----------------------------------------------------------------------------
  6.00%, 03/01/17 to 11/01/33(b)                 1,403,668       1,443,814
----------------------------------------------------------------------------
  5.50%, 12/01/17 to 12/01/33(b)                 1,030,401       1,047,536
----------------------------------------------------------------------------
  4.50%, 10/01/18(b)                               338,330         337,179
----------------------------------------------------------------------------
  7.50%, 11/01/30 to 12/01/30(b)                    13,736          14,713
----------------------------------------------------------------------------
  7.00%, 07/01/29 to 06/01/32(b)                   247,557         260,751
----------------------------------------------------------------------------
  5.00%, 10/01/33(b)                               394,016         394,767
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 07/01/20(b)(p)(q)                         924,000         934,395
----------------------------------------------------------------------------
  5.00%, 07/01/35(b)(p)                            450,000         450,141
============================================================================
                                                                 4,961,523
============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-5.85%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32(b)                    74,110          79,181
----------------------------------------------------------------------------
  7.00%, 02/01/16 to 03/01/32(b)                   120,571         127,055
----------------------------------------------------------------------------
  6.50%, 10/01/16 to 09/01/34(b)                 1,634,397       1,694,700
----------------------------------------------------------------------------
  6.00%, 05/01/17 to 07/01/17(b)                   561,898         581,344
----------------------------------------------------------------------------
  5.00%, 02/01/18(b)                                17,100          17,310
----------------------------------------------------------------------------
  8.00%, 10/01/30(b)                                13,998          15,059
----------------------------------------------------------------------------
  5.50%, 06/01/33 to 11/01/33(b)                   270,378         274,410
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 07/01/20 to 08/01/35(b)(p)(q)           2,460,520       2,466,544
----------------------------------------------------------------------------
  5.50%, 07/01/20 to 08/01/35(b)(p)(q)           3,244,234       3,303,782
----------------------------------------------------------------------------
  6.00%, 07/01/35(b)(p)(q)                       1,171,300       1,200,949
============================================================================
                                                                 9,760,334
============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.03%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31(b)                    54,875          59,052
----------------------------------------------------------------------------
  8.50%, 02/15/25(b)                                28,273          31,226
----------------------------------------------------------------------------
  8.00%, 08/15/25(b)                                14,856          16,081
----------------------------------------------------------------------------
  7.00%, 02/15/31 to 05/15/32(b)                   137,342         145,517
----------------------------------------------------------------------------
  6.50%, 05/15/31 to 12/15/33(b)                   308,691         322,836
----------------------------------------------------------------------------
  6.00%, 12/15/31 to 02/15/33(b)                   436,959         451,261
----------------------------------------------------------------------------
  5.50%, 09/15/33 to 02/15/34(b)                   377,671         386,200
----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 07/01/35(b)(p)                            300,000         306,375
============================================================================
                                                                 1,718,548
============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $16,426,400)                                        16,440,405
============================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE
----------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-10.17%

FEDERAL HOME LOAN BANK (FHLB)-9.16%

Unsec. Disc. Notes,
  2.65%, 07/01/05(r)                           $15,280,000    $ 15,280,000
============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.01%

Unsec. Floating Rate Global Notes,
  4.29%, 02/17/09(b)(s)                            460,000         456,642
----------------------------------------------------------------------------
Unsec. Global Notes,
  3.55%, 01/12/07(b)                               325,000         323,063
----------------------------------------------------------------------------
  4.20%, 03/24/08(b)                               600,000         600,492
----------------------------------------------------------------------------
  3.38%, 12/15/08(b)                               300,000         294,735
============================================================================
                                                                 1,674,932
============================================================================
    Total U.S. Government Agency Securities
      (Cost $16,953,533)                                        16,954,932
============================================================================

ASSET-BACKED SECURITIES-1.48%

AEROSPACE & DEFENSE-0.15%

Systems 2001 Asset Trust LLC (Cayman
  Islands)- Series 2001, Class G, Pass
  Through Ctfs., 6.66%, 09/15/13 (Acquired
  02/09/05; Cost $259,879)(b)(c)(l)                234,156         260,792
============================================================================

MULTI-SECTOR HOLDINGS-0.06%

Longport Funding Ltd. (Cayman Islands)-
  Series 2005-2A, Class A1J, Floating Rate
  Bonds, 3.69%, 02/03/40 (Acquired 03/31/05;
  Cost $100,000)(c)(d)(f)                          100,000         100,000
============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.07%

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  08/20/02-05/20/05; Cost $451,824)(b)(c)          375,000         474,738
----------------------------------------------------------------------------
Patrons' Legacy 2003-III-Series A, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $512,705)(c)(f)                                  500,000         519,600
----------------------------------------------------------------------------
Patrons' Legacy-Series 2004-I, Ctfs., 6.67%,
  02/04/17 (Acquired 04/30/04; Cost
  $500,000)(c)(f)                                  500,000         519,850
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $67,130)(b)(c)           66,226          66,007
----------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 4.19% (Acquired
  12/07/04; Cost $200,000)(b)(c)(j)(s)         $   200,000    $    198,720
============================================================================
                                                                 1,778,915
============================================================================

PROPERTY & CASUALTY INSURANCE-0.14%

North Front Pass-Through Trust, Notes, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $225,748)(b)(c)                                  225,000         234,139
============================================================================

REINSURANCE-0.06%

Stingray Pass-Through Trust, Pass Through
  Ctfs., 5.90%, 01/12/15 (Acquired 01/07/05;
  Cost $100,000)(b)(c)                             100,000         101,903
============================================================================
    Total Asset-Backed Securities (Cost
      $2,413,394)                                                2,475,749
============================================================================

U.S. TREASURY SECURITIES-1.09%

U.S. TREASURY BONDS-0.35%

7.25%, 05/15/16(b)                                 285,000         365,202
----------------------------------------------------------------------------
7.50%, 11/15/16(b)                                 160,000         209,875
============================================================================
                                                                   575,077
============================================================================

U.S. TREASURY INFLATION -- INDEXED
  NOTES-0.24%

0.88%, 04/15/10(b)                                 410,792(t)       400,779
============================================================================

U.S. TREASURY STRIPS-0.50%

3.03%, 02/15/07(b)(r)                              200,000         189,344
----------------------------------------------------------------------------
4.76%, 02/15/23(b)(r)                              725,000         335,994
----------------------------------------------------------------------------
4.71%, 08/15/28(b)(r)                              850,000         315,563
============================================================================
                                                                   840,901
============================================================================
    Total U.S. Treasury Securities (Cost
      $1,742,849)                                                1,816,757
============================================================================
TOTAL INVESTMENTS-104.88% (Cost $154,526,180)                  174,930,290
============================================================================
OTHER ASSETS LESS LIABILITIES-(4.88%)                           (8,138,660)
============================================================================
NET ASSETS-100.00%                                            $166,791,630
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR      - American Depositary Receipt
CARS     - Convertible Auction Rate Security
COP      - Certificates of Participation
Ctfs.    - Certificates
Deb.     - Debentures
Disc.    - Discounted
GO       - General Obligation Bonds
Gtd.     - Guaranteed
Pfd.     - Preferred
RB       - Revenue Bonds
RegCaps  - Regulatory Capital Preferred Securities
REGS     - Regulation S
Sec.     - Secured
Sr.      - Senior
STRIPS   - Separately Traded Registered Interest and Principal Security
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at June 30, 2005 was $52,766,460, which represented 30.16% of the Fund's Total Investments. See Note 1A.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2005 was $9,220,153, which represented 5.53% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Interest or dividend rate is redetermined quarterly. Rate shown is the rate in effect on June 30, 2005.
(e) Dividend rate is redetermined annually. Rate shown is the rate in effect on June 30, 2005.
(f) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at June 30, 2005 was $1,669,356, which represented 1.00% of the Fund's Net Assets.
(g) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at June 30, 2005 was $5,360,386, which represented 3.06% of the Fund's Total Investments. See Note 1A.
(h) Dividend rate is redetermined bi-annually. Rate shown is the rate in effect on June 30, 2005.
(i) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 6.
(j) Perpetual bond with no specified maturity date.
(k) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on June 30, 2005.
(l) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(m) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date. The Bond will be remarketed or converted to a fixed coupon rate at a specified future date.
(n) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(o) Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(p) Security purchased on forward commitment basis.
(q) This security is subject to dollar roll transactions. See Note 1F.
(r) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(s) Interest rate is redetermined monthly. Rate shown is the rate in effect on June 30, 2005.
(t) Principal amount of security and interest payments are adjusted for inflation.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $154,526,180)                                $174,930,290
-----------------------------------------------------------
Cash                                                380,669
-----------------------------------------------------------
Receivables for:
  Investments sold                                  203,624
-----------------------------------------------------------
  Variation margin                                   19,210
-----------------------------------------------------------
  Fund shares sold                                  130,854
-----------------------------------------------------------
  Dividends and interest                            765,424
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               11,837
-----------------------------------------------------------
Other assets                                         22,004
===========================================================
    Total assets                                176,463,912
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           9,015,777
-----------------------------------------------------------
  Fund shares reacquired                            448,802
-----------------------------------------------------------
  Dividends                                             260
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 16,765
-----------------------------------------------------------
Accrued distribution fees                            98,318
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              125
-----------------------------------------------------------
Accrued transfer agent fees                          64,810
-----------------------------------------------------------
Accrued operating expenses                           27,425
===========================================================
    Total liabilities                             9,672,282
===========================================================
Net assets applicable to shares outstanding    $166,791,630
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $145,103,326
-----------------------------------------------------------
Undistributed net investment income                 (18,723)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies
  and futures contracts                           1,247,032
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      20,459,995
===========================================================
                                               $166,791,630
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 68,133,454
___________________________________________________________
===========================================================
Class B                                        $ 73,142,400
___________________________________________________________
===========================================================
Class C                                        $ 25,455,529
___________________________________________________________
===========================================================
Class R                                        $     49,553
___________________________________________________________
===========================================================
Institutional Class                            $     10,694
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           5,750,476
___________________________________________________________
===========================================================
Class B                                           6,181,886
___________________________________________________________
===========================================================
Class C                                           2,150,093
___________________________________________________________
===========================================================
Class R                                               4,182
___________________________________________________________
===========================================================
Institutional Class                                   902.8
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.85
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.85 divided by
      95.25%)                                  $      12.44
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.83
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.84
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      11.85
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      11.85
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $ 1,250,309
-------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $23,829)             874,432
=========================================================================
    Total investment income                                     2,124,741
=========================================================================

EXPENSES:

Advisory fees                                                     549,670
-------------------------------------------------------------------------
Administrative services fees                                       24,795
-------------------------------------------------------------------------
Custodian fees                                                     13,161
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         118,241
-------------------------------------------------------------------------
  Class B                                                         377,535
-------------------------------------------------------------------------
  Class C                                                         130,064
-------------------------------------------------------------------------
  Class R                                                              81
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        213,748
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              4
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           8,939
-------------------------------------------------------------------------
Other                                                             106,628
=========================================================================
    Total expenses                                              1,542,866
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (30,851)
=========================================================================
    Net expenses                                                1,512,015
=========================================================================
Net investment income                                             612,726
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         1,598,540
-------------------------------------------------------------------------
  Foreign currencies                                              (19,651)
-------------------------------------------------------------------------
  Futures contracts                                               139,919
=========================================================================
                                                                1,718,808
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (1,864,217)
-------------------------------------------------------------------------
  Foreign currencies                                                 (233)
-------------------------------------------------------------------------
  Futures contracts                                                 6,320
=========================================================================
                                                               (1,858,130)
=========================================================================
Net gain (loss) from investment securities foreign
  currencies and futures contracts                               (139,322)
=========================================================================
Net increase in net assets resulting from operations          $   473,404
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    612,726    $    543,271
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                             1,718,808       8,264,463
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                   (1,858,130)      1,598,485
==========================================================================================
    Net increase in net assets resulting from operations           473,404      10,406,219
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (403,065)       (518,829)
------------------------------------------------------------------------------------------
  Class B                                                         (198,515)       (130,939)
------------------------------------------------------------------------------------------
  Class C                                                          (68,371)        (44,341)
------------------------------------------------------------------------------------------
  Class R                                                             (194)            (56)
------------------------------------------------------------------------------------------
  Institutional Class                                                  (92)           (108)
==========================================================================================
    Total distributions from net investment income                (670,237)       (694,273)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --      (1,852,910)
------------------------------------------------------------------------------------------
  Class B                                                               --      (2,168,137)
------------------------------------------------------------------------------------------
  Class C                                                               --        (738,028)
------------------------------------------------------------------------------------------
  Class R                                                               --            (292)
------------------------------------------------------------------------------------------
  Institutional Class                                                   --            (285)
==========================================================================================
    Total distributions from net realized gains                         --      (4,759,652)
==========================================================================================
    Decrease in net assets resulting from distributions           (670,237)     (5,453,925)
==========================================================================================
Share transactions-net:
  Class A                                                         (780,094)     13,392,670
------------------------------------------------------------------------------------------
  Class B                                                       (6,709,576)      1,380,840
------------------------------------------------------------------------------------------
  Class C                                                       (2,229,609)      2,153,156
------------------------------------------------------------------------------------------
  Class R                                                           30,223          18,638
------------------------------------------------------------------------------------------
  Institutional Class                                                   92          10,394
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (9,688,964)     16,955,698
==========================================================================================
    Net increase (decrease) in net assets                       (9,885,797)     21,907,992
==========================================================================================

NET ASSETS:

  Beginning of period                                          176,677,427     154,769,435
==========================================================================================
  End of period (including undistributed net investment
    income of $(18,723) and $38,788, respectively)            $166,791,630    $176,677,427
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to substitute such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.65%
-------------------------------------------------------------------
Next $4 billion                                               0.60%
-------------------------------------------------------------------
Over $5 billion                                               0.55%
___________________________________________________________________
===================================================================


    The Trustees approved effective upon the closing of the reorganization (Note
11) a reduction to the advisory fee payable to AIM. The reduced annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.65%
--------------------------------------------------------------------
Next $1.85 billion                                            0.50%
--------------------------------------------------------------------
Next $2 billion                                               0.45%
--------------------------------------------------------------------
Next $2 billion                                               0.40%
--------------------------------------------------------------------
Next $2 billion                                               0.375%
--------------------------------------------------------------------
Over $8 billion                                               0.35%
____________________________________________________________________
====================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.62%
--------------------------------------------------------------------
Next $250 million                                             0.605%
--------------------------------------------------------------------
Next $500 million                                             0.59%
--------------------------------------------------------------------
Next $1.5 billion                                             0.575%
--------------------------------------------------------------------
Next $2.5 billion                                             0.56%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Next $2.5 billion                                             0.53%
--------------------------------------------------------------------
Over $10 billion                                              0.515%
____________________________________________________________________
====================================================================


    AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.40%, 2.15%, 2.15%, 1.65% and 1.15% of average daily net assets, respectively. Effective July 18, 2005, the closing date of the merger (see Note 10), AIM has voluntarily agreed to waive advisory fees and/or expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 1.25%, 2.00%, 2.00%, 1.50%, 1.25% and 1.00% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    For the six months ended June 30, 2005, AIM waived fees of $25,369.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $2,954.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $213,748 for Class A, Class B, Class C and Class R share classes and $4 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2005, the Class A, Class B, Class C and Class R shares paid $118,241 $377,535, $130,064 and $81, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2005, ADI advised the Fund that it retained $19,009 in front-end sales commissions from the sale of Class A shares and $2, $14,488 $1,421 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $2,528.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $2,299 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--FUTURES CONTRACTS

On June 30, 2005, $1,200,000 principal amount of investment grade corporate securities were pledged as collateral to cover margin requirements for open futures contracts.

                                        OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------
                                                               NO. OF         MONTH/         MARKET       UNREALIZED
CONTRACT                                                      CONTRACTS     COMMITMENT       VALUE       APPRECIATION
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       45        Sept-05/Long    $4,900,078      $15,252
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                      14        Sept-05/Long     1,588,563        7,946
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                      16        Sept-05/Long     1,900,000       32,920
=====================================================================================================================
                                                                                           $8,388,641      $56,118
_____________________________________________________________________________________________________________________
=====================================================================================================================

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $31,681,273 and $46,764,438, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $22,993,342
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,699,248)
===============================================================================
Net unrealized appreciation of investment securities              $20,294,094
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $154,636,196.

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                YEAR ENDED
                                                                   JUNE 30, 2005              DECEMBER 31, 2004
                                                              ------------------------    --------------------------
                                                               SHARES        AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      597,518    $  7,020,934     1,841,128    $ 21,407,747
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      562,275       6,597,900     2,136,603      24,825,439
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      206,230       2,423,287       849,151       9,883,030
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                     3,236          37,821         1,570          18,300
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                            --              --           861          10,000
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       31,932         378,316       192,162       2,246,590
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       15,551         183,998       184,791       2,174,085
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        5,338          63,215        62,525         731,457
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                        17             194            29             348
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                             8              92            34             394
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      236,107       2,769,482       547,870       6,394,392
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (236,490)     (2,769,482)     (548,916)     (6,394,392)
====================================================================================================================
Reacquired:
  Class A                                                     (930,595)    (10,948,826)   (1,432,534)    (16,656,059)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (913,984)    (10,721,992)   (1,661,318)    (19,224,292)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                     (402,179)     (4,716,111)     (727,975)     (8,461,331)
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                      (669)         (7,792)           (1)            (10)
====================================================================================================================
                                                              (825,705)   $ (9,688,964)    1,445,980    $ 16,955,698
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Class R shares and Institutional Class shares commenced sales on April 30, 2004.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                           --------------------------------------------------------------------
                                                                                                             SEPTEMBER 28, 2001
                                                           SIX MONTHS                                         (DATE OPERATIONS
                                                             ENDED             YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                            JUNE 30,        -----------------------------       DECEMBER 31,
                                                              2005           2004       2003       2002             2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 11.86         $ 11.50    $  9.46    $ 10.75         $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.07            0.08       0.05       0.11(a)         0.03(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (0.01)           0.71       2.05      (1.28)           0.76
===============================================================================================================================
    Total from investment operations                           0.06            0.79       2.10      (1.17)           0.79
===============================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.07)          (0.10)     (0.06)     (0.12)          (0.04)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --           (0.33)        --         --              --
===============================================================================================================================
    Total distributions                                       (0.07)          (0.43)     (0.06)     (0.12)          (0.04)
===============================================================================================================================
Net asset value, end of period                              $ 11.85         $ 11.86    $ 11.50    $  9.46         $ 10.75
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                0.51%           6.89%     22.35%    (10.97)%          7.94%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $68,133         $68,951    $53,675    $32,414         $10,753
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               1.40%(c)        1.47%      1.50%      1.48%           1.43%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            1.43%(c)        1.49%      1.57%      1.67%           2.89%(d)
===============================================================================================================================
Ratio of net investment income to average net assets           1.11%(c)        0.73%      0.46%      1.15%           1.16%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(e)                                       20%             64%        51%        42%              7%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $68,126,363.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                         CLASS B
                                                           --------------------------------------------------------------------
                                                                                                             SEPTEMBER 28, 2001
                                                           SIX MONTHS                                         (DATE OPERATIONS
                                                             ENDED             YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                            JUNE 30,        -----------------------------       DECEMBER 31,
                                                              2005           2004       2003       2002             2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 11.84         $ 11.49    $  9.46    $ 10.75         $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 0.03            0.01      (0.02)      0.05(a)         0.01(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (0.01)           0.69       2.06      (1.29)           0.77
===============================================================================================================================
    Total from investment operations                           0.02            0.70       2.04      (1.24)           0.78
===============================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.03)          (0.02)     (0.01)     (0.05)          (0.03)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --           (0.33)        --         --              --
===============================================================================================================================
    Total distributions                                       (0.03)          (0.35)     (0.01)     (0.05)          (0.03)
===============================================================================================================================
Net asset value, end of period                              $ 11.83         $ 11.84    $ 11.49    $  9.46         $ 10.75
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                0.18%           6.12%     21.64%    (11.56)%          7.76%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $73,142         $79,968    $76,304    $47,597         $16,067
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               2.05%(c)        2.12%      2.15%      2.13%           2.08%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            2.08%(c)        2.14%      2.22%      2.32%           3.54%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       0.46%(c)        0.08%     (0.19)%     0.50%           0.52%(d)
===============================================================================================================================
Portfolio turnover rate(e)                                       20%             64%        51%        42%              7%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $76,132,764.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                         CLASS C
                                                           --------------------------------------------------------------------
                                                                                                             SEPTEMBER 28, 2001
                                                           SIX MONTHS                                         (DATE OPERATIONS
                                                             ENDED             YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                            JUNE 30,        -----------------------------       DECEMBER 31,
                                                              2005           2004       2003       2002             2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 11.85         $ 11.49    $  9.46    $ 10.75          $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 0.03            0.01      (0.02)      0.05(a)         0.01(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (0.01)           0.70       2.06      (1.29)           0.77
===============================================================================================================================
    Total from investment operations                           0.02            0.71       2.04      (1.24)           0.78
===============================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.03)          (0.02)     (0.01)     (0.05)          (0.03)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --           (0.33)        --         --              --
===============================================================================================================================
    Total distributions                                       (0.03)          (0.35)     (0.01)     (0.05)          (0.03)
===============================================================================================================================
Net asset value, end of period                              $ 11.84         $ 11.85    $ 11.49    $  9.46          $10.75
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                0.18%           6.21%     21.64%    (11.57)%          7.76%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $25,456         $27,729    $24,790    $15,727          $5,168
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               2.05%(c)        2.12%      2.15%      2.13%           2.08%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            2.08%(c)        2.14%      2.22%      2.32%           3.54%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       0.46%(c)        0.08%     (0.19)%     0.50%           0.52%(d)
===============================================================================================================================
Portfolio turnover rate(e)                                       20%             64%        51%        42%              7%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $26,228,425.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                          CLASS R
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED          COMMENCED) TO
                                                               JUNE 30,         DECEMBER 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.87             $11.61
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.05               0.05
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.01)              0.60
=============================================================================================
    Total from investment operations                              0.04               0.65
=============================================================================================
Less distributions:
  Dividends from net investment income                           (0.06)             (0.06)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --              (0.33)
=============================================================================================
    Total distributions                                          (0.06)             (0.39)
=============================================================================================
Net asset value, end of period                                  $11.85             $11.87
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                   0.35%              5.68%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   50             $   19
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.56%(b)           1.62%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.59%(b)           1.64%(c)
=============================================================================================
Ratio of net investment income to average net assets              0.95%(b)           0.58%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(d)                                          20%                64%
_____________________________________________________________________________________________
=============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $32,624.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED          COMMENCED) TO
                                                               JUNE 30,         DECEMBER 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.86             $11.61
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.09               0.10
=============================================================================================
  Net gains (loss) on securities (both realized and
    unrealized)                                                  (0.00)              0.61
=============================================================================================
    Total from investment operations                              0.09               0.71
=============================================================================================
Less distributions:
  Dividends from net investment income                           (0.10)             (0.13)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --              (0.33)
=============================================================================================
    Total distributions                                          (0.10)             (0.46)
=============================================================================================
Net asset value, end of period                                  $11.85             $11.86
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                   0.78%              6.15%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   11             $   11
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.88%(b)           0.93%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.91%(b)           0.95%(c)
=============================================================================================
Ratio of net investment income to average net assets              1.63%(b)           1.27%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(d)                                          20%                64%
_____________________________________________________________________________________________
=============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $10,562.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

NOTE 11--SUBSEQUENT EVENT

On July 18, 2005, AIM Total Return Fund and AIM Balanced Fund ("Selling Funds") transferred substantially all of their assets to the Fund in exchange for shares of the Fund in a tax-free reorganization.

    The results of the reorganization are as follows: As of open of business on July 18, 2005, the Fund acquired all the net assets of AIM Total Return Fund and AIM Balanced Fund pursuant to separate plans of reorganization approved by the Trustees of the Fund on March 22, 2005 and by shareholders of AIM Total Return Fund and AIM Balanced Fund on June 28, 2005. The acquisitions were accomplished by a tax-free exchange of 173,186,070 shares of the Fund for 18,511,675 shares of AIM Total Return Fund outstanding and 63,798,609 shares of AIM Balanced Fund outstanding as of the close of business on July 15, 2005. AIM Total Return Fund's net assets on July 15, 2005 of $446,220,459 including $10,821,724 of unrealized appreciation and AIM Balanced Fund's net assets on July 15, 2005 of $1,625,291,917 including $161,076,306 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $166,853,760.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-43.84%

AUSTRALIA-1.01%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                       55,000   $    751,462
------------------------------------------------------------------------
Flight Centre Ltd. (Hotels, Resorts & Cruise
  Lines)(a)                                        48,705        517,783
========================================================================
                                                               1,269,245
========================================================================

CANADA-14.18%

ACE Aviation Holdings Inc.-Class A
  (Airlines)(b)                                    14,100        458,588
------------------------------------------------------------------------
Aeroplan Income Fund (Airport Services)
  (Acquired 06/23/05; Cost $112,610)(b)(c)(d)      13,900        133,867
------------------------------------------------------------------------
AGF Management Ltd.-Class B (Other
  Diversified Financial Services)                  75,000      1,034,483
------------------------------------------------------------------------
Barrick Gold Corp. (Gold)                          41,000      1,026,230
------------------------------------------------------------------------
BMTC Group, Inc.-Class A (Homefurnishing
  Retail)                                         131,900      1,452,219
------------------------------------------------------------------------
Cameco Corp. (Coal & Consumable Fuels)             39,900      1,779,665
------------------------------------------------------------------------
E-L Financial Corp. Ltd. (Multi-Line
  Insurance)                                        2,512        818,027
------------------------------------------------------------------------
Energy Savings Income Fund (Gas Utilities)        133,100      1,901,041
------------------------------------------------------------------------
Fording Canadian Coal Trust (Diversified
  Metals & Mining)                                 21,600      1,977,627
------------------------------------------------------------------------
Kinross Gold Corp. (Gold)(b)                      200,000      1,224,240
------------------------------------------------------------------------
Placer Dome Inc. (Gold)                            88,300      1,351,255
------------------------------------------------------------------------
Rothmans, Inc. (Tobacco)                           48,600        932,136
------------------------------------------------------------------------
Stornoway Diamond Corp. (Precious Metals &
  Minerals)(b)                                    645,100        658,131
------------------------------------------------------------------------
Teck Cominco Ltd.-Class B (Diversified Metals
  & Mining)                                        39,700      1,339,480
------------------------------------------------------------------------
TimberWest Forest Corp. (Forest Products)(e)       44,200        531,374
------------------------------------------------------------------------
United Corps. Ltd. (Asset Management &
  Custody Banks)                                   10,000        411,345
------------------------------------------------------------------------
Westaim Corp. (The) (Industrial
  Conglomerates) (Acquired 06/02/03-08/19/04;
  Cost $632,188)(b)(c)                            275,700        850,558
========================================================================
                                                              17,880,266
========================================================================

FINLAND-1.73%

Nokia Oyj-ADR (Communications Equipment)           98,200      1,634,048
------------------------------------------------------------------------
UPM-Kymmene Oyj (Paper Products)(a)                28,400        543,582
========================================================================
                                                               2,177,630
========================================================================

GERMANY-0.74%

Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)(a)                                20,700        938,805
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


HONG KONG-2.03%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                    162,000   $  1,571,266
------------------------------------------------------------------------
Henderson Land Development Co. Ltd. (Real
  Estate Management & Development)(a)             207,000        986,271
========================================================================
                                                               2,557,537
========================================================================

JAPAN-9.54%

Brother Industries, Ltd. (Office
  Electronics)(a)                                 118,000      1,078,474
------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)(a)                                25,400      1,247,511
------------------------------------------------------------------------
Meitec Corp. (Diversified Commercial &
  Professional Services)(a)                        78,800      2,414,646
------------------------------------------------------------------------
Nipponkoa Insurance Co., Ltd. (Property &
  Casualty Insurance)(a)                          133,000        860,856
------------------------------------------------------------------------
Olympus Corp. (Health Care Equipment)(a)          133,000      2,544,377
------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(a)                             32,200      1,592,219
------------------------------------------------------------------------
Toyota Industries Corp. (Auto Parts &
  Equipment)(a)                                    84,500      2,296,839
========================================================================
                                                              12,034,922
========================================================================

MEXICO-0.22%

Grupo Aeroportuario del Sureste S.A. de
  C.V.-ADR (Airport Services)                       8,700        277,095
========================================================================

NETHERLANDS-4.17%

Akzo Nobel N.V. (Diversified Chemicals)(a)         37,200      1,462,899
------------------------------------------------------------------------
Heineken N.V. (Brewers)(a)                         59,300      1,829,508
------------------------------------------------------------------------
Hunter Douglas N.V. (Home
  Furnishings)(b)(d)(f)                            27,500      1,375,483
------------------------------------------------------------------------
TNT N.V. (Air Freight & Logistics)(a)              23,500        594,444
========================================================================
                                                               5,262,334
========================================================================

NEW ZEALAND-1.37%

Telecom Corp. of New Zealand Ltd. (Integrated
  Telecommunication Services)(a)                  412,200      1,724,533
========================================================================

PERU-0.75%

Compania de Minas Buenaventura S.A.A.-ADR
  (Precious Metals & Materials)                    41,000        942,590
========================================================================

SWITZERLAND-0.62%

Nestle S.A. (Packaged Foods & Meats)(a)             3,050        779,040
========================================================================

UNITED KINGDOM-7.48%

Diageo PLC (Distillers & Vintners)(a)              69,654      1,024,680
------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)          30,100      1,460,151
------------------------------------------------------------------------
HSBC Holdings PLC (Diversified Banks)(a)           25,000        397,564
------------------------------------------------------------------------
Man Group PLC (Asset Management & Custody
  Banks)(a)                                        52,161      1,347,660
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Pan-Ocean Energy Corp. Ltd. (Oil & Gas
  Exploration & Production)(b)                    120,500   $  2,679,963
------------------------------------------------------------------------
Severn Trent PLC (Water Utilities)(a)              76,353      1,387,984
------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)(a)           65,000        625,333
------------------------------------------------------------------------
Xstrata PLC (Diversified Metals & Mining)(a)       26,806        515,615
========================================================================
                                                               9,438,950
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $49,671,491)                            55,282,947
========================================================================
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-30.47%

APPAREL RETAIL-1.44%

Talbots, Inc. (The)                                55,800      1,811,826
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.29%

Jones Apparel Group, Inc.                          52,500      1,629,600
========================================================================

BROADCASTING & CABLE TV-0.95%

Liberty Media Corp.-Class A(b)                    118,000      1,202,420
========================================================================

DIVERSIFIED BANKS-0.80%

Wells Fargo & Co.                                  16,400      1,009,912
========================================================================

HEALTH CARE FACILITIES-1.69%

HealthSouth Corp.(b)                              381,400      2,135,840
========================================================================

HOME FURNISHINGS-2.38%

Ethan Allen Interiors Inc.                         89,500      2,999,145
========================================================================

INTEGRATED OIL & GAS-0.65%

Murphy Oil Corp.                                   15,600        814,788
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.41%

ALLTEL Corp.                                       17,500      1,089,900
------------------------------------------------------------------------
CenturyTel, Inc.                                   20,000        692,600
========================================================================
                                                               1,782,500
========================================================================

INVESTMENT BANKING & BROKERAGE-0.17%

Merrill Lynch & Co., Inc.                           3,800        209,038
========================================================================

MOVIES & ENTERTAINMENT-0.53%

Walt Disney Co. (The)                              26,600        669,788
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.63%

BP Prudhoe Bay Royalty Trust                       11,000        787,270
========================================================================

PACKAGED FOODS & MEATS-1.02%

Lancaster Colony Corp.                             29,900      1,283,308
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


PHARMACEUTICALS-1.51%

Merck & Co. Inc.                                   46,600   $  1,435,280
------------------------------------------------------------------------
Schering-Plough Corp.                              24,700        470,782
========================================================================
                                                               1,906,062
========================================================================

RAILROADS-0.83%

Union Pacific Corp.                                16,200      1,049,760
========================================================================

REAL ESTATE-0.89%

Rayonier Inc.                                      21,160      1,122,115
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.51%

Tejon Ranch Co.(b)                                 12,500        643,375
========================================================================

REGIONAL BANKS-1.85%

Commerce Bancshares, Inc.                           4,515        227,601
------------------------------------------------------------------------
North Fork Bancorp., Inc.                          75,050      2,108,154
========================================================================
                                                               2,335,755
========================================================================

SOFT DRINKS-1.40%

Coca-Cola Co. (The)                                42,400      1,770,200
========================================================================

SYSTEMS SOFTWARE-2.47%

Microsoft Corp.                                   125,200      3,109,968
========================================================================

THRIFTS & MORTGAGE FINANCE-8.05%

Brookline Bancorp, Inc.                           133,400      2,169,084
------------------------------------------------------------------------
Independence Community Bank Corp.                  64,300      2,374,599
------------------------------------------------------------------------
NewAlliance Bancshares, Inc.                      137,300      1,929,065
------------------------------------------------------------------------
Washington Mutual, Inc.                            72,400      2,945,956
------------------------------------------------------------------------
WSFS Financial Corp.                               13,300        727,643
========================================================================
                                                              10,146,347
========================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $36,687,849)                     38,419,017
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

U.S. TREASURY NOTES-1.19%

1.50%, 07/31/05                                $  500,000        500,102
------------------------------------------------------------------------
2.00%, 08/31/05(g)                                500,000        499,005
------------------------------------------------------------------------
1.63%, 09/30/05(g)                                500,000        498,065
========================================================================
    Total U.S. Treasury Notes (Cost
      $1,501,066)                                              1,497,172
========================================================================

REPURCHASE AGREEMENTS-1.59%

Barclays Capital Inc.-New York Branch (United
  Kingdom) 3.35%, 07/01/05 (Cost
  $2,000,000)(h)                                2,000,000      2,000,000
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-21.63%

Liquid Assets Portfolio-Institutional
  Class(i)                                     13,637,656   $ 13,637,656
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(i)    13,637,656     13,637,656
========================================================================
    Total Money Market Funds (Cost
      $27,275,311)                                            27,275,312
========================================================================
TOTAL INVESTMENTS-98.72% (Cost $117,135,717)                 124,474,448
========================================================================
OTHER ASSETS LESS LIABILITIES-1.28%                            1,615,613
========================================================================
NET ASSETS-100.00%                                          $126,090,061
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at June 30, 2005 was $29,033,351, which represented 23.32% of the Fund's Total Investments. See Note 1A.
(b)  Non-Income producing security.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2005 was $984,425, which represented 0.78% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at June 30, 2005 was $1,509,350, which represented 1.21% of the Fund's Total Investments. See Note 1A.
(e) Each unit represents one common share, one hundred preferred shares and one subordinate note receipt.
(f) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The market value of this security considered illiquid at June 30, 2005 represented 1.09% of the Fund's Net Assets.
(g) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at June 30, 2005 was $997,070, which represented 0.80% of the Fund's Total Investments. See Note 1A.
(h) Joint repurchase agreement entered into 06/30/05 with an aggregate maturing value of $849,665,031. Collateralized by $874,412,922, U.S. Government obligations, 0% to 6.02% due 08/02/05 to 03/03/25 with an aggregate market value at June 30, 2005 of $866,577,691. The amount to be received upon repurchase by the Fund is $2,000,186.
(i) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $89,860,405)                                 $ 97,199,136
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $27,275,312)                             27,275,312
===========================================================
    Total investments (cost $117,135,717)       124,474,448
===========================================================
Foreign currencies, at market value (cost
  $372,092)                                         373,907
-----------------------------------------------------------
Receivables for:
  Foreign currency contracts closed                   3,262
-----------------------------------------------------------
  Fund shares sold                                1,015,205
-----------------------------------------------------------
  Dividends and interest                            255,259
-----------------------------------------------------------
  Foreign currency contracts outstanding            439,039
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               14,287
-----------------------------------------------------------
Other assets                                         19,595
===========================================================
    Total assets                                126,595,002
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             113,446
-----------------------------------------------------------
  Fund shares reacquired                            246,344
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 15,046
-----------------------------------------------------------
Accrued distribution fees                            63,343
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              115
-----------------------------------------------------------
Accrued transfer agent fees                          21,940
-----------------------------------------------------------
Accrued operating expenses                           44,707
===========================================================
    Total liabilities                               504,941
===========================================================
Net assets applicable to shares outstanding    $126,090,061
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $115,304,490
-----------------------------------------------------------
Undistributed net investment income                  87,723
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies,
  foreign currency contracts and option
  contracts                                       2,920,298
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and foreign
  currency contracts                              7,777,550
===========================================================
                                               $126,090,061
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 68,683,263
___________________________________________________________
===========================================================
Class B                                        $ 39,918,966
___________________________________________________________
===========================================================
Class C                                        $ 17,487,832
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           4,986,887
___________________________________________________________
===========================================================
Class B                                           2,966,372
___________________________________________________________
===========================================================
Class C                                           1,298,625
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.77
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.77 divided by
      94.50%)                                  $      14.57
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      13.46
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      13.47
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $69,594)         $  914,269
------------------------------------------------------------------------
Dividends from affiliated money market funds                     254,742
------------------------------------------------------------------------
Interest                                                          33,649
========================================================================
    Total investment income                                    1,202,660
========================================================================

EXPENSES:

Advisory fees                                                    401,611
------------------------------------------------------------------------
Administrative services fees                                      24,795
------------------------------------------------------------------------
Custodian fees                                                    21,853
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         88,589
------------------------------------------------------------------------
  Class B                                                        155,887
------------------------------------------------------------------------
  Class C                                                         63,485
------------------------------------------------------------------------
Transfer agent fees                                              129,766
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          7,642
------------------------------------------------------------------------
Other                                                             72,406
========================================================================
    Total expenses                                               966,034
========================================================================
Less: Fees waived and expense offset arrangement                 (27,220)
========================================================================
    Net expenses                                                 938,814
========================================================================
Net investment income                                            263,846
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        2,740,419
------------------------------------------------------------------------
  Foreign currencies                                              11,872
------------------------------------------------------------------------
  Foreign currency contracts                                     229,139
------------------------------------------------------------------------
  Option contracts written                                       (14,824)
========================================================================
                                                               2,966,606
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         (542,872)
------------------------------------------------------------------------
  Foreign currencies                                              (1,999)
------------------------------------------------------------------------
  Foreign currency contracts                                     439,039
------------------------------------------------------------------------
  Option contracts written                                        12,101
========================================================================
                                                                 (93,731)
========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and option contracts              2,872,875
========================================================================
Net increase in net assets resulting from operations          $3,136,721
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    263,846    $   (85,059)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and option
    contracts                                                    2,966,606      2,016,014
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and option contracts                        (93,731)     5,419,639
==========================================================================================
    Net increase in net assets resulting from operations         3,136,721      7,350,594
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --        (71,026)
------------------------------------------------------------------------------------------
  Class B                                                               --         (7,630)
------------------------------------------------------------------------------------------
  Class C                                                               --         (3,042)
==========================================================================================
    Total distributions from net investment income                      --        (81,698)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --     (1,209,975)
------------------------------------------------------------------------------------------
  Class B                                                               --       (845,773)
------------------------------------------------------------------------------------------
  Class C                                                               --       (337,438)
==========================================================================================
    Total distributions from net realized gains                         --     (2,393,186)
==========================================================================================
    Decrease in net assets resulting from distributions                 --     (2,474,884)
==========================================================================================
Share transactions-net:
  Class A                                                       30,859,610     24,355,657
------------------------------------------------------------------------------------------
  Class B                                                       14,262,103     15,906,396
------------------------------------------------------------------------------------------
  Class C                                                        7,043,572      6,451,669
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               52,165,285     46,713,722
==========================================================================================
    Net increase in net assets                                  55,302,006     51,589,432
==========================================================================================

NET ASSETS:

  Beginning of period                                           70,788,055     19,198,623
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $87,723 and $(176,123), respectively)    $126,090,061    $70,788,055
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on all share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to substitute such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.85%
-------------------------------------------------------------------
Over $1 billion                                               0.80%
___________________________________________________________________
===================================================================


    Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
___________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.90%, 2.65% and 2.65% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $25,955.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2005, AMVESCAP's expense reimbursement was less than $100.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $129,766.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2005, the Class A, Class B and Class C shares paid $88,589, $155,887 and $63,485, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended June 30, 2005, ADI advised the Fund that it retained $46,825 in front-end sales commissions from the sale of Class A shares and $2, $10,474 and $664 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

                                                                      UNREALIZED
                 MARKET VALUE       PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND       REALIZED
FUND               12/31/04          AT COST        FROM SALES      (DEPRECIATION)      06/30/05        INCOME       GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-      $ 7,712,432      $16,755,269     $(10,830,045)        $  --          $13,637,656     $126,732         $  --
  Institutional
    Class
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-        7,712,432       16,755,269      (10,830,045)           --           13,637,656      128,010            --
  Institutional
    Class
=================================================================================================================================
  Total           $15,424,864      $33,510,538     $(21,660,090)        $  --          $27,275,312     $254,742         $  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2005, the Fund received credits from this arrangement, which resulted in a reduction of the Fund's total expenses of $1,265.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $2,093 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FOREIGN CURRENCY CONTRACTS

                            OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------
                                             CONTRACT TO                                 UNREALIZED
                                    ------------------------------                      APPRECIATION
SETTLEMENT DATE      CURRENCY          DELIVER          RECEIVE           VALUE        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
                   British Pound
08/18/05           Sterling            1,925,000      $ 3,522,365      $ 3,443,014       $  79,351
-----------------------------------------------------------------------------------------------------
08/18/05           Euro                3,650,000        4,618,680        4,425,348         193,332
-----------------------------------------------------------------------------------------------------
08/18/05           Japanese Yen      856,300,000        8,027,083        7,757,893         269,190
-----------------------------------------------------------------------------------------------------
                   Canadian
09/28/05           Dollars            16,200,000       13,149,350       13,252,184        (102,834)
=====================================================================================================
                                                      $29,317,478      $28,878,439       $ 439,039
_____________________________________________________________________________________________________
=====================================================================================================

NOTE 8--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                              433       $ 81,729
-----------------------------------------------------------------------------------
Closed                                                          (183)       (28,730)
-----------------------------------------------------------------------------------
Exercised                                                       (250)       (52,999)
===================================================================================
End of period                                                     --       $     --
___________________________________________________________________________________
===================================================================================

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $61,549,715 and $18,432,389, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $ 9,346,518
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,196,971)
===============================================================================
Net unrealized appreciation of investment securities              $ 7,149,547
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $117,324,901.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                         CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------
                                                                  SIX MONTHS ENDED               YEAR ENDED
                                                                   JUNE 30, 2005             DECEMBER 31, 2004
                                                              ------------------------    ------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     2,706,325    $36,785,833    2,289,921    $28,913,537
------------------------------------------------------------------------------------------------------------------
  Class B                                                     1,337,609     17,793,218    1,514,229     18,647,078
------------------------------------------------------------------------------------------------------------------
  Class C                                                       668,599      8,897,190      618,798      7,563,706
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                            --             --       95,009      1,238,925
------------------------------------------------------------------------------------------------------------------
  Class B                                                            --             --       62,110        794,388
------------------------------------------------------------------------------------------------------------------
  Class C                                                            --             --       24,725        316,475
==================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        62,771        853,748       60,173        757,419
------------------------------------------------------------------------------------------------------------------
  Class B                                                       (64,167)      (853,748)     (61,312)      (757,419)
==================================================================================================================
Reacquired:(b)
  Class A                                                      (499,021)    (6,779,971)    (518,218)    (6,554,224)
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (201,790)    (2,677,367)    (231,753)    (2,777,651)
------------------------------------------------------------------------------------------------------------------
  Class C                                                      (138,882)    (1,853,618)    (121,102)    (1,428,512)
==================================================================================================================
                                                              3,871,444    $52,165,285    3,732,580    $46,713,722
__________________________________________________________________________________________________________________
==================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and in the aggregate they own 9% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
(b) Amount is net of redemption fees of $2,713, $1,621 and $672 for Class A, Class B and Class C shares, respectively, for the six months ended June 30, 2005 and $1,773, $1,289 and $566 for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                                                                                DECEMBER 29, 2000
                                                SIX MONTHS                                                      (DATE OPERATIONS
                                                  ENDED                    YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                 JUNE 30,        -------------------------------------------      DECEMBER 31,
                                                   2005           2004             2003      2002      2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 13.28         $ 11.74          $ 9.05    $9.85     $10.00         $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      0.06(a)         0.01(a)(b)      0.01(a) (0.11)(a) (0.05)(a)          --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.43            2.04            2.89    (0.69)    (0.10)             --
=================================================================================================================================
    Total from investment operations                0.49            2.05            2.90    (0.80)    (0.15)             --
=================================================================================================================================
Less distributions:
  Dividends from net investment income                --           (0.03)          (0.09)   (0.00)    (0.00)             --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               --           (0.48)          (0.12)      --        --              --
=================================================================================================================================
    Total distributions                               --           (0.51)          (0.21)   (0.00)    (0.00)             --
=================================================================================================================================
Redemptions fees added to beneficial interest       0.00            0.00              --       --        --              --
=================================================================================================================================
Net asset value, end of period                   $ 13.77         $ 13.28          $11.74    $9.05     $9.85          $10.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                     3.69%          17.50%          32.15%   (8.08)%   (1.49)%            --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $68,683         $36,092          $9,270    $6,321    $8,725         $1,110
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                  1.69%(d)        2.00%           2.00%    2.00%     1.91%           1.80%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                  1.74%(d)        2.20%           3.12%    2.75%     4.44%          76.90%(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                0.86%(d)        0.10%(b)        0.14%   (1.16)%   (0.52)%          3.91%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                            25%            129%            372%     101%      168%             --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.02) and (0.14)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $51,041,954.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                                                                                  JANUARY 2, 2001
                                                      SIX MONTHS                                                    (DATE SALES
                                                        ENDED                YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                       JUNE 30,        ------------------------------------        DECEMBER 31,
                                                         2005           2004             2003         2002             2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 13.02         $ 11.57          $ 8.94       $ 9.79           $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            0.01(a)        (0.07)(a)(b)    (0.05)(a)    (0.17)(a)        (0.11)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.43            2.00            2.83        (0.68)           (0.10)
=================================================================================================================================
    Total from investment operations                      0.44            1.93            2.78        (0.85)           (0.21)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      --           (0.00)          (0.03)          --            (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     --           (0.48)          (0.12)          --               --
=================================================================================================================================
    Total distributions                                     --           (0.48)          (0.15)          --            (0.00)
=================================================================================================================================
Redemptions fees added to beneficial interest             0.00            0.00              --           --               --
=================================================================================================================================
Net asset value, end of period                         $ 13.46         $ 13.02          $11.57       $ 8.94           $ 9.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           3.38%          16.77%          31.26%       (8.68)%          (2.09)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $39,919         $24,675          $7,075       $4,624           $3,613
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements          2.34%(d)        2.65%           2.65%        2.65%            2.57%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements       2.39%(d)        2.85%           3.77%        3.40%            5.10%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  0.21%(d)       (0.55)%(b)      (0.51)%      (1.81)%          (1.18)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                  25%            129%            372%         101%             168%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $31,435,781.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                                                                                 JANUARY 11, 2001
                                                     SIX MONTHS                                                    (DATE SALES
                                                       ENDED                YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                      JUNE 30,        ------------------------------------         DECEMBER 31,
                                                        2005           2004             2003         2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 13.03         $ 11.58          $ 8.94       $ 9.79            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           0.01(a)        (0.07)(a)(b)    (0.05)(a)    (0.17)(a)         (0.11)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      0.43            2.00            2.84        (0.68)            (0.10)
=================================================================================================================================
    Total from investment operations                     0.44            1.93            2.79        (0.85)            (0.21)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                     --           (0.00)          (0.03)          --             (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    --           (0.48)          (0.12)          --                --
=================================================================================================================================
    Total distributions                                    --           (0.48)          (0.15)          --             (0.00)
=================================================================================================================================
Redemptions fees added to beneficial interest            0.00            0.00              --           --                --
=================================================================================================================================
Net asset value, end of period                        $ 13.47         $ 13.03          $11.58       $ 8.94            $ 9.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                          3.38%          16.75%          31.37%       (8.68)%           (2.09)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $17,488         $10,021          $2,853       $1,850            $1,312
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements         2.34%(d)        2.65%           2.65%        2.65%             2.57%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements      2.39%(d)        2.85%           3.77%        3.40%             5.10%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                             0.21%(d)       (0.55)%(b)      (0.51)%      (1.81)%           (1.18)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                 25%            129%            372%         101%              168%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $12,802,090.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-95.44%

AUSTRALIA-2.30%

Computershare Ltd. (Data Processing &
  Outsourced Services)(a)                         608,000   $  2,695,808
------------------------------------------------------------------------
CSL Ltd. (Biotechnology)(a)                       133,700      3,421,187
------------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)(a)                                  425,900      2,870,307
------------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)(a)                  242,100      2,401,397
========================================================================
                                                              11,388,699
========================================================================

AUSTRIA-1.64%

Andritz A.G. (Industrial Machinery)(a)             85,500      8,157,322
========================================================================

BELGIUM-0.80%

EVS Broadcast Equipment S.A. (Communications
  Equipment)(a)                                   146,960      3,977,333
========================================================================

BERMUDA-2.35%

Giordano International Ltd. (Apparel
  Retail)(a)                                    4,328,000      2,974,896
------------------------------------------------------------------------
Midland Holdings Ltd. (Real Estate Management
  & Development)(a)                             5,294,000      2,943,728
------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.
  (Hotels, Resorts & Cruise Lines)(a)          39,796,000      3,659,102
------------------------------------------------------------------------
Top Form International Ltd. (Apparel,
  Accessories & Luxury Goods)(a)                7,324,000      2,093,406
========================================================================
                                                              11,671,132
========================================================================

BRAZIL-2.06%

Lojas Americanas S.A.-Pfd. (General
  Merchandise Stores)                             173,400      3,365,476
------------------------------------------------------------------------
Natura Cosmeticos S.A. (Personal Products)         87,100      2,794,738
------------------------------------------------------------------------
Perdigao S.A.-Pfd. (Packaged Foods & Meats)       170,400      4,051,928
========================================================================
                                                              10,212,142
========================================================================

CANADA-19.88%

Aastra Technologies Ltd. (Communications
  Equipment)(b)                                   152,700      2,399,082
------------------------------------------------------------------------
ADDENDA Capital Inc. (Investment Banking &
  Brokerage) (Acquired 12/03/04; Cost
  $2,847,571)(c)(d)                               200,000      4,758,213
------------------------------------------------------------------------
AKITA Drilling Ltd.-Class A (Oil & Gas
  Drilling)                                       161,640      2,196,536
------------------------------------------------------------------------
Badger Income Fund (Construction &
  Engineering)                                    264,140      3,449,288
------------------------------------------------------------------------
BMTC Group, Inc.-Class A (Homefurnishing
  Retail)                                         147,564      1,624,679
------------------------------------------------------------------------
Calfrac Well Services Ltd. (Diversified
  Metals & Mining)                                138,000      3,491,532
------------------------------------------------------------------------
Canam Group Inc.-Class A (Steel) (Acquired
  03/18/05-05/06/05; Cost $3,362,930)(b)(c)       693,800      4,099,663
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

CANADA-(CONTINUED)

Crew Energy Inc. (Oil & Gas Exploration &
  Production)(b)                                  347,400   $  3,955,299
------------------------------------------------------------------------
CryptoLogic Inc. (Internet Software &
  Services)                                       282,090      8,488,601
------------------------------------------------------------------------
Dorel Industries Inc.-Class B (Home
  Furnishings)(b)                                  69,800      2,426,835
------------------------------------------------------------------------
Extendicare Inc.-Class A (Health Care
  Facilities)                                      98,040      1,441,894
------------------------------------------------------------------------
FirstService Corp. (Diversified Commercial &
  Professional Services)(b)                       181,600      3,657,938
------------------------------------------------------------------------
Great Canadian Gaming Corp. (Casinos &
  Gaming)(b)                                      152,850      2,445,101
------------------------------------------------------------------------
Groupe Laperriere & Verreault Inc.-Class A
  (Industrial Machinery)(b)                       296,600      2,844,358
------------------------------------------------------------------------
Kingsway Financial Services Inc. (Property &
  Casualty Insurance)                             266,400      4,522,440
------------------------------------------------------------------------
Lions Gate Entertainment Corp. (Movies &
  Entertainment)(b)                               365,080      3,745,721
------------------------------------------------------------------------
Reitmans (Canada) Ltd.-Class A (Apparel
  Retail)                                         555,000      7,868,068
------------------------------------------------------------------------
Sherritt International Corp. (Diversified
  Metals & Mining)                              1,025,000      7,788,411
------------------------------------------------------------------------
Total Energy Trust (Oil & Gas Equipment &
  Services)                                       550,190      4,544,316
------------------------------------------------------------------------
Transat A.T. Inc.-Class A (Airlines)(b)(e)        191,350      3,741,886
------------------------------------------------------------------------
Trican Well Service Ltd. (Oil & Gas Equipment
  & Services)(b)                                  426,240     10,478,146
------------------------------------------------------------------------
Wajax Income Fund (Distributors)                  306,870      5,159,373
------------------------------------------------------------------------
Western Oil Sands Inc.-Class A (Oil & Gas
  Exploration & Production)(b)                    178,500      3,465,836
========================================================================
                                                              98,593,216
========================================================================

CAYMAN ISLANDS-2.99%

China Mengniu Dairy Co. Ltd. (Packaged Foods
  & Meats)(a)                                   3,546,000      2,345,115
------------------------------------------------------------------------
Chitaly Holdings Ltd. (Home Furnishings)(a)     1,684,000      1,499,943
------------------------------------------------------------------------
Hengan International Group Co. Ltd. (Personal
  Products)(a)                                  4,546,000      3,149,220
------------------------------------------------------------------------
Luen Thai Holdings Ltd. (Distributors)
  (Acquired 07/09/04-03/08/05; Cost
  $2,034,520)(a)(c)                             4,392,000      1,660,814
------------------------------------------------------------------------
Shanda Interactive Entertainment Ltd.-ADR
  (Home Entertainment Software)(b)                 84,950      3,125,311
------------------------------------------------------------------------
Solomon Systech International Ltd.
  (Semiconductors)(a)                           8,696,000      3,065,941
========================================================================
                                                              14,846,344
========================================================================

CHINA-0.73%

Shanghai Forte Land Co. Ltd.-Class H (Real
  Estate Management & Development)(a)           8,552,000      2,218,688
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
CHINA-(CONTINUED)

Yantai North Andre Juice Co. Ltd.-Class H
  (Packaged Foods & Meats)                     16,230,000   $  1,399,318
========================================================================
                                                               3,618,006
========================================================================

FRANCE-5.29%

Camaieu (Apparel Retail)                           24,515      2,845,166
------------------------------------------------------------------------
Eiffage S.A. (Construction & Engineering)(a)       50,055      4,355,118
------------------------------------------------------------------------
Elior (Restaurants)(a)                            399,300      4,763,622
------------------------------------------------------------------------
Euler Hermes S.A. (Property & Casualty
  Insurance)(a)                                    61,420      4,849,032
------------------------------------------------------------------------
Trigano S.A. (Leisure Products)(a)                 58,275      5,065,441
------------------------------------------------------------------------
Zodiac S.A. (Aerospace & Defense)(a)               81,200      4,356,592
========================================================================
                                                              26,234,971
========================================================================

GERMANY-4.40%

Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)(a)         43,550      8,068,182
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 01/30/02-02/13/04; Cost
  $933,270)(a)(b)(c)                               11,819      2,920,670
------------------------------------------------------------------------
Rheinmetall A.G. (Industrial Conglomerates)        74,161      3,735,380
------------------------------------------------------------------------
Techem A.G. (Diversified Commercial &
  Professional Services)(a)(b)                    167,380      7,080,805
========================================================================
                                                              21,805,037
========================================================================

GREECE-3.60%

Germanos S.A. (Computer & Electronics
  Retail)(a)                                      175,921      5,882,202
------------------------------------------------------------------------
Intralot S.A. (Casinos & Gaming)(a)               310,400      4,747,915
------------------------------------------------------------------------
Motor Oil (Hellas) Corinth Refineries S.A.
  (Oil & Gas Refining & Marketing)(a)             153,600      2,271,611
------------------------------------------------------------------------
Titan Cement Co. S.A. (Construction
  Materials)(a)                                   161,200      4,961,545
========================================================================
                                                              17,863,273
========================================================================

HONG KONG-0.89%

Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 04/24/02-08/19/04;
  Cost $639,888)(a)(c)                            600,000      1,512,214
------------------------------------------------------------------------
Wing Hang Bank Ltd. (Diversified Banks)(a)        443,000      2,886,310
========================================================================
                                                               4,398,524
========================================================================

INDIA-1.94%

Bharat Forge Ltd. (Auto Parts & Equipment)         91,190      3,041,624
------------------------------------------------------------------------
Bharat Forge Ltd.-Wts., expiring 09/30/06
  (Auto Parts & Equipment)(f)                       1,245          8,734
------------------------------------------------------------------------
HDFC Bank Ltd. (Diversified Banks)(a)             207,000      2,997,229
------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)(a)                  78,000      1,581,700
------------------------------------------------------------------------
Wockhardt Ltd. (Pharmaceuticals)(a)               227,600      2,008,790
========================================================================
                                                               9,638,077
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


IRELAND-2.74%

DCC PLC (Industrial Conglomerates)                146,000   $  2,915,372
------------------------------------------------------------------------
FBD Holdings PLC (Multi-Line Insurance)(a)        128,900      4,211,859
------------------------------------------------------------------------
Kingspan Group PLC (Building Products)            272,900      3,223,373
------------------------------------------------------------------------
Paddy Power PLC (Casinos & Gaming)(a)             188,800      3,223,062
========================================================================
                                                              13,573,666
========================================================================

JAPAN-7.42%

ARGO GRAPHICS Inc. (IT Consulting & Other
  Services)(a)                                    107,400      2,750,031
------------------------------------------------------------------------
Daiwa House Industry Co., Ltd.
  (Homebuilding)(a)                               244,000      2,779,966
------------------------------------------------------------------------
EXEDY Corp. (Auto Parts & Equipment)(a)           221,700      3,896,219
------------------------------------------------------------------------
Keiyo Bank, Ltd. (The) (Regional Banks)(a)        888,000      4,520,961
------------------------------------------------------------------------
Mars Engineering Corp. (Leisure Products)(a)      121,000      3,073,235
------------------------------------------------------------------------
NEOMAX Co., Ltd. (Electrical Components &
  Equipment)(a)                                   221,000      4,866,519
------------------------------------------------------------------------
NGK Insulators, Ltd. (Industrial
  Machinery)(a)                                   417,000      4,042,191
------------------------------------------------------------------------
NHK Spring Co., Ltd. (Auto Parts &
  Equipment)(a)                                   483,000      4,048,320
------------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)(a)      262,000      1,795,850
------------------------------------------------------------------------
Take and Give Needs Co., Ltd. (Specialized
  Consumer Services)(a)(b)                          2,400      2,643,001
------------------------------------------------------------------------
Tokushima Bank, Ltd. (The) (Regional
  Banks)(a)                                       283,000      2,386,157
========================================================================
                                                              36,802,450
========================================================================

LUXEMBOURG-1.40%

SBS Broadcasting S.A. (Broadcasting & Cable
  TV)(b)                                          147,870      6,969,113
========================================================================

MALAYSIA-0.86%

Public Bank Berhad (Diversified Banks)(a)         939,950      1,653,955
------------------------------------------------------------------------
SP Setia Berhad (Real Estate Management &
  Development)                                  2,422,000      2,600,463
========================================================================
                                                               4,254,418
========================================================================

MEXICO-2.07%

Consorcio ARA, S.A. de C.V. (Homebuilding)        662,100      2,291,750
------------------------------------------------------------------------
Corporacion GEO, S.A. de C.V.-Series B
  (Homebuilding)(b)                             1,171,900      2,964,834
------------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V.-Class O
  (Diversified Banks)                             498,700      3,294,567
------------------------------------------------------------------------
Urbi, Desarrollos Urbanos, S.A. de C.V.
  (Homebuilding)(b)                               312,900      1,722,110
========================================================================
                                                              10,273,261
========================================================================

NETHERLANDS-3.83%

Aalberts Industries N.V. (Industrial
  Conglomerates)(a)                               146,621      6,716,664
------------------------------------------------------------------------
CSM N.V. (Packaged Foods & Meats)(a)               81,100      2,504,602
------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering) (Acquired 09/20/04-03/09/05;
  Cost $6,566,358)(a)(c)                          148,100      9,799,472
========================================================================
                                                              19,020,738
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

NORWAY-5.10%

Acta Holding A.S.A. (Diversified Capital
  Markets)(a)                                   1,814,400   $  3,560,606
------------------------------------------------------------------------
Aktiv Kapital A.S.A. (Specialized Finance)(a)     225,854      3,449,148
------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)(b)                        204,000      4,917,130
------------------------------------------------------------------------
Prosafe A.S.A. (Oil & Gas Equipment &
  Services)(a)                                    183,800      5,502,354
------------------------------------------------------------------------
Schibsted A.S.A. (Publishing)(a)                  144,700      3,977,083
------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)(b)                     144,780      3,872,953
========================================================================
                                                              25,279,274
========================================================================

PHILIPPINES-0.48%

Philippine Long Distance Telephone Co.
  (Integrated Telecommunication Services)(a)       81,500      2,367,677
========================================================================

SINGAPORE-1.00%

Citiraya Industries Ltd. (Environmental &
  Facilities Services) (Acquired
  01/12/05-01/20/05; Cost
  $2,580,203)(b)(c)(d)(g)                       4,106,000             24
------------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                               148,000      1,093,442
------------------------------------------------------------------------
Keppel Land Ltd. (Real Estate Management &
  Development)(a)                               1,470,000      2,176,276
------------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                     1,661,616      1,695,275
========================================================================
                                                               4,965,017
========================================================================

SOUTH AFRICA-1.09%

Massmart Holdings Ltd. (Hypermarkets & Super
  Centers)(a)                                     804,600      5,409,331
========================================================================

SOUTH KOREA-3.77%

Cheil Communications Inc. (Advertising)(a)         13,500      2,523,397
------------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)(a)               26,610      1,972,700
------------------------------------------------------------------------
Daekyo Co., Ltd. (Publishing)(a)                   41,700      2,856,451
------------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)(a)                           80,900      3,703,268
------------------------------------------------------------------------
Hyundai Mipo Dockyard Co., Ltd.
  (Construction, Farm Machinery & Heavy
  Trucks)(a)                                       63,210      3,547,388
------------------------------------------------------------------------
Kiryung Electronics Co., Ltd. (Communications
  Equipment)(a)                                   570,000      4,117,657
========================================================================
                                                              18,720,861
========================================================================

SWITZERLAND-3.68%

Amazys Holding A.G. (Diversified Commercial &
  Professional Services)(a)                        84,629      5,013,368
------------------------------------------------------------------------
Leica Geosystems A.G. (Electronic Equipment
  Manufacturers)(b)                                23,400      8,526,020
------------------------------------------------------------------------
Saurer A.G. (Industrial Machinery)(a)(b)           75,700      4,719,018
========================================================================
                                                              18,258,406
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


TAIWAN-2.44%

Asia Optical Co., Inc. (Photographic
  Products)(a)                                    524,000   $  3,608,860
------------------------------------------------------------------------
Catcher Technology Co., Ltd. (Computer
  Storage & Peripherals)(a)                       453,200      2,612,034
------------------------------------------------------------------------
Hotai Motor Co. Ltd. (Automobile
  Manufacturers)(a)                             1,437,000      3,417,606
------------------------------------------------------------------------
Novatek Microelectronics Corp., Ltd.
  (Semiconductors)(a)                             578,000      2,464,773
========================================================================
                                                              12,103,273
========================================================================

THAILAND-0.66%

Siam Commercial Bank PCL (Diversified
  Banks)(a)                                     2,869,000      3,249,305
========================================================================

UNITED KINGDOM-9.59%

Admiral Group PLC (Property & Casualty
  Insurance) (Acquired 09/23/04-03/07/05;
  Cost $3,802,066)(a)(c)                          635,100      4,228,358
------------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)(a)                                 540,600      3,193,499
------------------------------------------------------------------------
Findel PLC (Catalog Retail)(a)                    222,900      2,012,721
------------------------------------------------------------------------
Homeserve PLC (Diversified Commercial &
  Professional Services)(a)                       467,400      8,303,681
------------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)(a)                                     384,720      3,882,470
------------------------------------------------------------------------
McBride PLC (Household Products)(a)               737,610      1,980,372
------------------------------------------------------------------------
NDS Group PLC-ADR (Application Software)(b)        98,300      3,275,356
------------------------------------------------------------------------
NETeller PLC (Specialized Finance)(a)(b)          395,000      4,461,137
------------------------------------------------------------------------
Savills PLC (Other Diversified Financial
  Services)                                       294,225      3,531,992
------------------------------------------------------------------------
Sportingbet PLC (Casinos & Gaming)(b)           1,101,300      6,472,093
------------------------------------------------------------------------
T&F Informa PLC (Publishing)(a)                   527,614      4,004,346
------------------------------------------------------------------------
WS Atkins PLC (Diversified Commercial &
  Professional Services)(a)                       181,355      2,205,018
========================================================================
                                                              47,551,043
========================================================================

UNITED STATES OF AMERICA-0.44%

Maverick Tube Corp. (Oil & Gas Equipment &
  Services)(b)                                     74,000      2,205,200
========================================================================
Total Stocks & Other Equity Interests (Cost
  $380,573,081)                                              473,407,109
========================================================================

MONEY MARKET FUNDS-3.37%

Liquid Assets Portfolio-Institutional
  Class(h)                                      8,371,352      8,371,352
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(h)     8,371,352      8,371,352
========================================================================
    Total Money Market Funds (Cost
      $16,742,704)                                            16,742,704
========================================================================
TOTAL INVESTMENTS-98.81% (Cost $397,315,785)                 490,149,813
========================================================================
OTHER ASSETS LESS LIABILITIES-1.19%                            5,893,357
========================================================================
NET ASSETS-100.00%                                          $496,043,170
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at June 30, 2005 was $293,841,546, which represented 59.95% of the Fund's Total Investments. See
    Note 1A.
(b) Non-income producing security.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at June 30, 2005 was $28,979,428, which represented 5.84% of the Fund's Net Assets. Unless otherwise indicated these securities are not considered to be illiquid.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at June 30, 2005 was $4,758,237, which represented 0.97% of the Fund's Total Investments. See Note 1A.
(e) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value of this security at of June 30, 2005 represented 0.75% of the Fund's Net Assets.
(f) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(g) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The market value of this security considered illiquid at June 30, 2005 represented 0.00% of the Fund's Net Assets.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $380,573,081)                                $473,407,109
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $16,742,704)                             16,742,704
===========================================================
    Total investments (cost $397,315,785)       490,149,813
===========================================================
Foreign currencies, at market value (cost
  $5,191,863)                                     5,148,159
===========================================================
Receivables for:
  Investments sold                                1,582,992
-----------------------------------------------------------
  Fund shares sold                                  486,697
-----------------------------------------------------------
  Dividends                                         686,311
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               20,814
-----------------------------------------------------------
Other assets                                        107,490
===========================================================
    Total assets                                498,182,276
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             990,572
-----------------------------------------------------------
  Fund shares reacquired                            636,564
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 26,316
-----------------------------------------------------------
Accrued distribution fees                           202,677
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              142
-----------------------------------------------------------
Accrued transfer agent fees                          64,837
-----------------------------------------------------------
Accrued operating expenses                          217,998
===========================================================
  Total liabilities                               2,139,106
===========================================================
Net assets applicable to shares outstanding    $496,043,170
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $384,444,906
-----------------------------------------------------------
Undistributed net investment income               1,653,829
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                     17,230,649
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              92,713,786
===========================================================
                                               $496,043,170
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $350,383,460
___________________________________________________________
===========================================================
Class B                                        $ 64,576,962
___________________________________________________________
===========================================================
Class C                                        $ 81,082,748
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          20,189,111
___________________________________________________________
===========================================================
Class B                                           3,817,428
___________________________________________________________
===========================================================
Class C                                           4,794,599
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      17.36
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.36 divided by
      94.50%)                                  $      18.37
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      16.92
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      16.91
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $416,404)        $ 5,626,135
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      321,470
-------------------------------------------------------------------------
Interest                                                            3,535
=========================================================================
    Total investment income                                     5,951,140
=========================================================================

EXPENSES:

Advisory fees                                                   2,213,537
-------------------------------------------------------------------------
Administrative services fees                                       63,509
-------------------------------------------------------------------------
Custodian fees                                                    302,719
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         583,129
-------------------------------------------------------------------------
  Class B                                                         302,332
-------------------------------------------------------------------------
  Class C                                                         361,623
-------------------------------------------------------------------------
Transfer agent fees                                               433,441
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          11,900
-------------------------------------------------------------------------
Other                                                             181,420
=========================================================================
    Total expenses                                              4,453,610
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (178,266)
=========================================================================
    Net expenses                                                4,275,344
=========================================================================
Net investment income                                           1,675,796
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        17,846,635
-------------------------------------------------------------------------
  Foreign currencies                                             (158,890)
-------------------------------------------------------------------------
                                                               17,687,745
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (Net of tax on sale of foreign
    investments of $13,227 -- Note 1G)                          8,323,627
=========================================================================
  Foreign currencies                                              (82,099)
=========================================================================
                                                                8,241,528
=========================================================================
Net gain from investment securities and foreign currencies     25,929,273
=========================================================================
Net increase in net assets resulting from operations          $27,605,069
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  1,675,796    $   (696,913)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  17,687,745       6,090,933
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and future contracts          8,241,528      59,972,406
==========================================================================================
    Net increase in net assets resulting from operations        27,605,069      65,366,426
==========================================================================================
Distributions to shareholders from net investment
  income-Class A                                                        --         (60,067)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --      (3,378,922)
------------------------------------------------------------------------------------------
  Class B                                                               --        (646,759)
------------------------------------------------------------------------------------------
  Class C                                                               --        (626,531)
==========================================================================================
  Decrease in net assets resulting from distributions                   --      (4,712,279)
==========================================================================================
Share transactions-net:
  Class A                                                       72,762,827     126,403,770
------------------------------------------------------------------------------------------
  Class B                                                       13,015,924      22,472,939
------------------------------------------------------------------------------------------
  Class C                                                       29,320,863      30,787,540
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              115,099,614     179,664,249
==========================================================================================
    Net increase in net assets                                 142,704,683     240,318,396
==========================================================================================

NET ASSETS:

  Beginning of period                                          353,338,487     113,020,091
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $1,653,829 and $(21,967), respectively)  $496,043,170    $353,338,487
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Small Company Fund, formerly AIM International Emerging Growth Fund, (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. As of March 14, 2005, the Fund's shares are offered on a limited basis.

    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on all share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets.

    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
____________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.90%, 2.65% and 2.65% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $66,119.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $544.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $63,509.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $433,441.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Through June 30, 2005, during the periods the Fund was offered on a limited basis, ADI had agreed to waive 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the six months ended June 30, 2005, the Class A, Class B and Class C shares paid $478,026, $302,332 and $361,623, respectively, after ADI waived Plan fees of $105,103 for Class A shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended June 30, 2005, ADI advised the Fund that it retained $143,676 in front-end sales commissions from the sale of Class A shares and $2,040, $26,528 and $30,579 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES


The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      06/30/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $14,652,276      $ 55,252,547      $ (61,533,471)        $   --         $ 8,371,352     $159,376       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            14,652,276        55,252,547        (61,533,471)            --           8,371,352      162,094           --
==================================================================================================================================
  Subtotal        $29,304,552      $110,505,094      $(123,066,942)        $   --         $16,742,704     $321,470       $   --
==================================================================================================================================


INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the six months ended June 30, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
ISSUER             12/31/04          AT COST          FROM SALES       (DEPRECIATION)      06/30/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Transat A.T
  Inc.-Class A    $ 1,390,635      $  1,000,835      $          --       $1,350,416       $ 3,741,886     $     --       $   --
==================================================================================================================================

  Total           $30,695,187      $111,505,929      $(123,066,942)      $1,350,416       $20,484,590     $321,470       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $6,500.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $2,697 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $241,382,092 and $117,836,178, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $103,107,978
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (10,583,228)
==============================================================================
Net unrealized appreciation of investment securities             $ 92,524,750
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $397,625,063.

NOTE 9--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
-----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2005                DECEMBER 31, 2004
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      8,988,832    $152,209,546    16,386,746    $ 224,397,563
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,221,165      20,184,322     2,424,445       32,530,604
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,537,835      41,910,612     3,054,037       40,985,997
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --       171,758        2,658,846
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        40,784          617,885
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        39,308          595,120
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         91,319       1,544,699       124,568        1,742,784
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (93,517)     (1,544,699)     (127,016)      (1,742,784)
=======================================================================================================================
Reacquired:(b)
  Class A                                                     (4,824,630)    (80,991,418)   (7,975,559)    (102,395,423)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (342,141)     (5,623,699)     (697,463)      (8,932,766)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (768,245)    (12,589,749)     (843,079)     (10,793,577)
=======================================================================================================================
                                                               6,810,618    $115,099,614    12,598,529    $ 179,664,249
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 13% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM, and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b) Amount is net of redemption fees of $6,948, $1,244 and $1,455 for Class A, Class B and Class C shares, respectively, for the six months ended June 30, 2005 and $22,491, $3,963 and $3,254 for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2004.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CLASS A
                                      -------------------------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                      SIX MONTHS                                                                 (DATE OPERATIONS
                                        ENDED                        YEAR ENDED DECEMBER 31,                      COMMENCED) TO
                                       JUNE 30,        ---------------------------------------------------         DECEMBER 31,
                                         2005            2004            2003          2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $  16.17        $  12.08         $  6.91       $ 7.10       $  7.97           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             0.08           (0.03)(a)       (0.04)(a)    (0.06)(a)     (0.08)(a)         (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         1.11            4.34            5.24        (0.13)        (0.76)            (2.00)
=================================================================================================================================
    Total from investment operations       1.19            4.31            5.20        (0.19)        (0.84)            (2.03)
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                   --           (0.00)          (0.03)          --         (0.03)               --
=================================================================================================================================
  Distributions from net realized
    gains                                    --           (0.22)             --           --            --                --
=================================================================================================================================
    Total distributions                      --           (0.22)          (0.03)          --         (0.03)               --
=================================================================================================================================
Redemptions fees added to shares of
  beneficial interest                      0.00            0.00            0.00           --            --                --
=================================================================================================================================
Net asset value, end of period         $  17.36        $  16.17         $ 12.08       $ 6.91       $  7.10           $  7.97
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            7.36%          35.83%          75.10%       (2.68)%      (10.48)%          (20.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $350,383        $257,579         $87,269       $9,703       $ 5,202           $ 5,625
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                         1.64%(c)        1.83%           2.00%        2.01%         2.02%             2.11%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                         1.73%(c)        1.85%           2.35%        3.03%         4.55%             6.83%(d)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets             0.91%(c)       (0.19)%         (0.46)%      (0.85)%       (1.12)%           (1.09)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                   27%             87%             93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $335,978,158.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                   CLASS B
                                            -------------------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                            SIX MONTHS                                                           (DATE OPERATIONS
                                              ENDED                     YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                                             JUNE 30,        ---------------------------------------------         DECEMBER 31,
                                               2005           2004       2003          2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 15.81         $ 11.89    $  6.84       $ 7.07       $  7.95           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  0.02           (0.11)(a)   (0.10)(a)   (0.11)(a)     (0.13)(a)         (0.05)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    1.09            4.25       5.15        (0.12)        (0.75)            (2.00)
=================================================================================================================================
    Total from investment operations            1.11            4.14       5.05        (0.23)        (0.88)            (2.05)
=================================================================================================================================
Less distributions from net realized gains        --           (0.22)        --           --            --                --
=================================================================================================================================
Redemptions fees added to shares of
  beneficial interest                           0.00            0.00       0.00           --            --                --
=================================================================================================================================
Net asset value, end of period               $ 16.92         $ 15.81    $ 11.89       $ 6.84       $  7.07           $  7.95
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                 7.02%          34.94%     73.83%       (3.25)%      (11.07)%          (20.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $64,577         $47,942    $16,543       $3,918       $ 2,016           $ 1,992
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                              2.35%(c)        2.48%      2.65%        2.66%         2.72%             2.81%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                              2.38%(c)        2.50%      3.00%        3.68%         5.25%             7.53%(d)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            0.20%(c)       (0.84)%    (1.11)%      (1.50)%       (1.83)%           (1.79)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                        27%             87%        93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $60,967,503.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                  CLASS C
                                          ---------------------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                          SIX MONTHS                                                             (DATE OPERATIONS
                                            ENDED                      YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                           JUNE 30,        -----------------------------------------------         DECEMBER 31,
                                             2005           2004          2003         2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 15.81         $ 11.89       $ 6.83       $ 7.07       $  7.95           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                0.02           (0.11)(a)    (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  1.08            4.25         5.16        (0.13)        (0.75)            (2.00)
=================================================================================================================================
    Total from investment operations          1.10            4.14         5.06        (0.24)        (0.88)            (2.05)
=================================================================================================================================
Less distributions from net realized
  gains                                         --           (0.22)          --           --            --                --
=================================================================================================================================
Redemptions fees added to shares of
  beneficial interest                         0.00            0.00         0.00           --            --                --
=================================================================================================================================
Net asset value, end of period             $ 16.91         $ 15.81       $11.89       $ 6.83       $  7.07           $  7.95
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                               6.96%          34.94%       74.09%       (3.39)%      (11.07)%          (20.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $81,083         $47,818       $9,208       $2,849       $ 2,588           $ 2,649
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                            2.35%(c)        2.48%        2.65%        2.66%         2.72%             2.81%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                            2.38%(c)        2.50%        3.00%        3.68%         5.25%             7.53%(d)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          0.20%(c)       (0.84)%      (1.11)%      (1.50)%       (1.83)%           (1.79)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                      27%             87%          93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $72,924,028.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-94.87%

ADVERTISING-2.82%

Interpublic Group of Cos., Inc. (The)(a)         556,070   $  6,772,933
=======================================================================

APPAREL RETAIL-4.51%

Gap, Inc. (The)                                  254,800      5,032,300
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                             238,900      5,817,215
=======================================================================
                                                             10,849,515
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.84%

Waddell & Reed Financial, Inc.-Class A           238,390      4,410,215
=======================================================================

BREWERS-0.75%

Molson Coors Brewing Co.-Class B                  29,200      1,810,400
=======================================================================

BUILDING PRODUCTS-1.80%

American Standard Cos. Inc.                      103,350      4,332,432
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.73%

Lexmark International, Inc.-Class A(a)            27,200      1,763,376
=======================================================================

CONSUMER FINANCE-1.73%

MoneyGram International, Inc.                    217,000      4,149,040
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-8.62%

BISYS Group, Inc. (The)(a)                       206,900      3,091,086
-----------------------------------------------------------------------
Ceridian Corp.(a)                                282,980      5,512,450
-----------------------------------------------------------------------
Certegy Inc.                                     155,450      5,941,299
-----------------------------------------------------------------------
DST Systems, Inc.(a)                             131,670      6,162,156
=======================================================================
                                                             20,706,991
=======================================================================

FOOD RETAIL-2.52%

Kroger Co. (The)(a)                              317,900      6,049,637
=======================================================================

HEALTH CARE DISTRIBUTORS-4.20%

McKesson Corp.                                   225,400     10,095,666
=======================================================================

HEALTH CARE EQUIPMENT-2.21%

Waters Corp.(a)                                  142,700      5,304,159
=======================================================================

HEALTH CARE FACILITIES-2.24%

Universal Health Services, Inc.-Class B(b)        86,750      5,394,115
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.04%

Orient-Express Hotels Ltd.-Class A (Bermuda)     154,600      4,896,182
=======================================================================

INSURANCE BROKERS-2.11%

Aon Corp.(b)                                     202,400      5,068,096
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


LEISURE FACILITIES-2.20%

Speedway Motorsports, Inc.                       144,700   $  5,290,232
=======================================================================

LEISURE PRODUCTS-2.23%

Brunswick Corp.                                  123,570      5,353,052
=======================================================================

LIFE & HEALTH INSURANCE-4.32%

Nationwide Financial Services, Inc.-Class A      145,890      5,535,067
-----------------------------------------------------------------------
Protective Life Corp.                            114,600      4,838,412
=======================================================================
                                                             10,373,479
=======================================================================

MANAGED HEALTH CARE-6.56%

Aetna Inc.                                        98,280      8,139,550
-----------------------------------------------------------------------
WellPoint, Inc.(a)                               109,360      7,615,830
=======================================================================
                                                             15,755,380
=======================================================================

MULTI-LINE INSURANCE-4.18%

American Financial Group, Inc.                   135,530      4,542,966
-----------------------------------------------------------------------
Genworth Financial Inc.-Class A                  182,000      5,501,860
=======================================================================
                                                             10,044,826
=======================================================================

OIL & GAS DRILLING-7.16%

Nabors Industries, Ltd. (Bermuda)(a)              91,390      5,540,062
-----------------------------------------------------------------------
Pride International, Inc.(a)                     239,810      6,163,117
-----------------------------------------------------------------------
Todco-Class A(a)                                 214,100      5,495,947
=======================================================================
                                                             17,199,126
=======================================================================

PACKAGED FOODS & MEATS-2.28%

Cadbury Schweppes PLC-ADR (United Kingdom)       142,800      5,473,524
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.89%

ACE Ltd. (Cayman Islands)                        155,000      6,951,750
=======================================================================

REGIONAL BANKS-4.92%

Cullen/Frost Bankers, Inc.                       106,600      5,079,490
-----------------------------------------------------------------------
Zions Bancorp                                     91,670      6,740,495
=======================================================================
                                                             11,819,985
=======================================================================

RESTAURANTS-4.17%

CEC Entertainment Inc.(a)                        112,250      4,724,602
-----------------------------------------------------------------------
Outback Steakhouse, Inc.                         117,230      5,303,485
=======================================================================
                                                             10,028,087
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.74%

Brooks Automation, Inc.(a)                       282,000      4,187,700
=======================================================================

SPECIALIZED CONSUMER SERVICES-3.74%

Jackson Hewitt Tax Service Inc.                  380,200      8,987,928
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

SPECIALTY CHEMICALS-1.49%

MacDermid, Inc.                                  115,000   $  3,583,400
=======================================================================

SYSTEMS SOFTWARE-3.10%

Computer Associates International, Inc.          271,100      7,449,828
=======================================================================

THRIFTS & MORTGAGE FINANCE-5.77%

Federal Agricultural Mortgage Corp.-Class
  C(b)                                           111,600      2,460,780
-----------------------------------------------------------------------
MGIC Investment Corp.                             70,200      4,578,444
-----------------------------------------------------------------------
Radian Group Inc.                                144,680      6,831,790
=======================================================================
                                                             13,871,014
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $183,827,445)                         227,972,068
=======================================================================

MONEY MARKET FUNDS-4.78%

Liquid Assets Portfolio-Institutional
  Class(c)                                     5,738,511      5,738,511
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    5,738,511      5,738,511
=======================================================================
    Total Money Market Funds (Cost
      $11,477,022)                                           11,477,022
=======================================================================
TOTAL INVESTMENTS-99.65% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $195,304,467)               239,449,090
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.97%

STIC Prime Portfolio-Institutional
  Class(c)(d)                                  9,553,175   $  9,553,175
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $9,553,175)                                       9,553,175
=======================================================================
TOTAL INVESTMENTS-103.62% (Cost $204,857,642)               249,002,265
=======================================================================
OTHER ASSETS LESS LIABILITIES-(3.62%)                        (8,700,657)
=======================================================================
NET ASSETS-100.00%                                         $240,301,608
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depository Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $183,827,445)*                               $227,972,068
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $21,030,197)                             21,030,197
===========================================================
     Total investments (cost $204,857,642)      249,002,265
===========================================================
Receivables for:
  Investments sold                                  869,542
-----------------------------------------------------------
  Fund shares sold                                  567,123
-----------------------------------------------------------
  Dividends                                         147,534
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               10,988
-----------------------------------------------------------
Other assets                                         39,379
===========================================================
     Total assets                               250,636,831
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             248,900
-----------------------------------------------------------
  Fund shares reacquired                            345,544
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                15,238
-----------------------------------------------------------
  Collateral upon return of securities loaned     9,553,175
-----------------------------------------------------------
Accrued distribution fees                           111,325
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              128
-----------------------------------------------------------
Accrued transfer agent fees                          25,653
-----------------------------------------------------------
Accrued operating expenses                           35,260
===========================================================
     Total liabilities                           10,335,223
===========================================================
Net assets applicable to shares outstanding    $240,301,608
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $203,372,260
-----------------------------------------------------------
Undistributed net investment income (loss)         (967,600)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (6,247,675)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     44,144,623
===========================================================
                                               $240,301,608
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $130,168,600
___________________________________________________________
===========================================================
Class B                                        $ 65,691,582
___________________________________________________________
===========================================================
Class C                                        $ 28,418,970
___________________________________________________________
===========================================================
Class R                                        $     54,433
___________________________________________________________
===========================================================
Institutional Class                            $ 15,968,023
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           9,711,109
___________________________________________________________
===========================================================
Class B                                           5,012,545
___________________________________________________________
===========================================================
Class C                                           2,169,755
___________________________________________________________
===========================================================
Class R                                               4,066
___________________________________________________________
===========================================================
Institutional Class                               1,182,937
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.40
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $13.40 divided by
       94.50%)                                 $      14.18
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      13.11
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      13.10
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      13.39
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      13.50
___________________________________________________________
===========================================================

* At June 30, 2005, securities with an aggregate market value of $9,250,496 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends                                                     $  863,915
------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $1,308, after compensation to
  counterparties of $60,590)                                     103,407
========================================================================
  Total investment income                                        967,322
========================================================================

EXPENSES:

Advisory fees                                                    886,425
------------------------------------------------------------------------
Administrative services fees                                      45,320
------------------------------------------------------------------------
Custodian fees                                                     9,654
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        207,784
------------------------------------------------------------------------
  Class B                                                        317,600
------------------------------------------------------------------------
  Class C                                                        139,313
------------------------------------------------------------------------
  Class R                                                             94
------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       265,527
------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           574
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          9,449
------------------------------------------------------------------------
Other                                                            107,418
========================================================================
    Total expenses                                             1,989,158
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (67,091)
========================================================================
    Net expenses                                               1,922,067
========================================================================
Net investment income (loss)                                    (954,745)
========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities (includes gains
  from securities sold to affiliates of $285,511)              3,464,636
========================================================================
Change in net unrealized appreciation of investment
  securities                                                   2,547,716
========================================================================
Net gain from investment securities                            6,012,352
========================================================================
Net increase in net assets resulting from operations          $5,057,607
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (954,745)   $ (1,770,374)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   3,464,636       1,517,779
------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                              --         146,526
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   2,547,716      24,454,568
==========================================================================================
    Net increase in net assets resulting from operations         5,057,607      24,348,499
==========================================================================================
Share transactions-net:
  Class A                                                       12,061,322      46,344,715
------------------------------------------------------------------------------------------
  Class B                                                        1,112,471      17,811,507
------------------------------------------------------------------------------------------
  Class C                                                          419,460      11,353,920
------------------------------------------------------------------------------------------
  Class R                                                           20,187          31,275
------------------------------------------------------------------------------------------
  Institutional Class                                            7,928,209       6,853,263
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               21,541,649      82,394,680
==========================================================================================
    Net increase in net assets                                  26,599,256     106,743,179
==========================================================================================

NET ASSETS:

  Beginning of period                                          213,702,352     106,959,173
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(967,600) and $(12,855), respectively)  $240,301,608    $213,702,352
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $1 billion                                                0.80%
---------------------------------------------------------------------
Next $4 billion                                                 0.75%
---------------------------------------------------------------------
Over $5 billion                                                 0.70%
_____________________________________________________________________
=====================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $250 million                                              0.745%
----------------------------------------------------------------------
Next $250 million                                               0.73%
----------------------------------------------------------------------
Next $500 million                                               0.715%
----------------------------------------------------------------------
Next $1.5 billion                                               0.70%
----------------------------------------------------------------------
Next $2.5 billion                                               0.685%
----------------------------------------------------------------------
Next $2.5 billion                                               0.67%
----------------------------------------------------------------------
Next $2.5 billion                                               0.655%
----------------------------------------------------------------------
Over $10 billion                                                0.64%
______________________________________________________________________
======================================================================


    AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.70%, 2.45%, 2.45%, 1.95% and 1.45% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $62,052.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $1,684.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $45,320.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $265,527 for Class A, Class B, Class C and Class R share classes and $574 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2005, the Class A, Class B, Class C and Class R shares paid $207,784, $317,600, $139,313 and $94, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended June 30, 2005, ADI advised the Fund that it retained $36,851 in front-end sales commissions from the sale of Class A shares and $0, $10,846, $3,220 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/04         AT COST         FROM SALES      (DEPRECIATION)      06/30/05        INCOME      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,883,864      $22,977,887      $(22,123,240)        $   --         $ 5,738,511     $ 50,686       $   --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,883,864       22,977,887       (22,123,240)            --           5,738,511       51,413           --
===============================================================================================================================
  Subtotal        $9,767,728      $45,955,774      $(44,246,480)        $   --         $11,477,022     $102,099       $   --
===============================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      06/30/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           $ 1,530,900      $34,334,200       $(26,311,925)         $   --         $ 9,553,175     $  1,308       $   --
==================================================================================================================================
  Total           $11,298,628      $80,289,974       $(70,558,405)         $   --         $21,030,197     $103,407       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $0 and sales of $1,980,000, which resulted in net realized gains of $285,511.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $3,355.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $2,364 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2005, securities with an aggregate value of $9,250,496 were on loan to brokers. The loans were secured by cash collateral of $9,553,175 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $1,308 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                                $  369,421
-----------------------------------------------------------------------------
December 31, 2011                                                 6,610,421
=============================================================================
Total capital loss carryforward                                  $6,979,842
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during six months ended June 30, 2005 was $46,752,123 and $28,052,539, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $45,033,244
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,251,478)
===============================================================================
Net unrealized appreciation of investment securities               $41,781,766
_______________________________________________________________________________
===============================================================================

Cost of investments for tax purposes is $207,220,499.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                       JUNE 30,                    DECEMBER 31,
                                                                         2005                          2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,370,961    $ 30,605,418     6,159,742    $ 73,250,946
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        935,621      11,810,065     3,016,119      35,457,428
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        560,766       7,099,485     1,748,301      20,660,237
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                       2,042          26,312         2,516          31,275
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         641,586       8,329,746       575,259       6,898,180
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        149,139       1,919,676       286,013       3,430,679
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (152,307)     (1,919,676)     (290,717)     (3,430,679)
======================================================================================================================
Reacquired:
  Class A                                                     (1,586,179)    (20,463,772)   (2,577,027)    (30,336,910)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (695,021)     (8,777,918)   (1,227,626)    (14,215,242)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (536,825)     (6,680,025)     (808,272)     (9,306,317)
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                        (492)         (6,125)           --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         (30,183)       (401,537)       (3,725)        (44,917)
======================================================================================================================
                                                               1,659,108    $ 21,541,649     6,880,583    $ 82,394,680
______________________________________________________________________________________________________________________
======================================================================================================================

(a) 6% of the outstanding shares of the Fund are owned by an affiliated mutual fund. Affiliated mutual funds are advised by AIM.
(b) Class R shares and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                    CLASS A
                                -------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                  YEAR ENDED DECEMBER 31,              DECEMBER 31, 2001
                                 JUNE 30,          ------------------------------------       (DATE OPERATIONS
                                   2005              2004          2003          2002            COMMENCED)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  13.12          $  11.28       $  8.23       $  9.99            $ 10.00
---------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)      (0.04)            (0.10)(a)     (0.08)        (0.06)(a)          (0.00)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  0.32              1.93          3.13         (1.70)             (0.01)
---------------------------------------------------------------------------------------------------------------
  Net increase from payments
    by affiliates                      --              0.01            --            --                 --
===============================================================================================================
    Total from investment
      operations                     0.28              1.84          3.05         (1.76)             (0.01)
===============================================================================================================
Less dividends from net
  investment income                    --                --            --         (0.00)                --
===============================================================================================================
Net asset value, end of period   $  13.40          $  13.12       $ 11.28       $  8.23            $  9.99
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                      2.13%            16.31%(c)     37.06%       (17.62)%            (0.10)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $130,169          $115,164       $55,372       $39,130            $   400
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    expense reimbursements           1.50%(d)          1.67%         1.80%         1.80%              1.80%(e)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements           1.56%(d)          1.69%         1.92%         1.93%            199.49%(e)
===============================================================================================================
Ratio of net investment income
  (loss) to average net assets      (0.63)%(d)        (0.85)%       (1.00)%       (0.70)%            (0.31)%(e)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(f)             13%               34%           52%           41%                --
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 16.22%.
(d) Ratios are annualized and based on average daily net assets of $119,717,590.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                   CLASS B
                                ------------------------------------------------------------------------------
                                SIX MONTHS                     YEAR ENDED
                                  ENDED                       DECEMBER 31,                   DECEMBER 31, 2001
                                 JUNE 30,          -----------------------------------       (DATE OPERATIONS
                                   2005             2004          2003          2002            COMMENCED)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $ 12.87           $ 11.14       $  8.18       $  9.99            $ 10.00
--------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)     (0.08)            (0.18)(a)     (0.13)        (0.12)(a)          (0.00)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 0.32              1.90          3.09         (1.69)             (0.01)
--------------------------------------------------------------------------------------------------------------
  Net increase from payments
    by affiliates                     --              0.01            --            --                 --
==============================================================================================================
    Total from investment
      operations                    0.24              1.73          2.96         (1.81)             (0.01)
==============================================================================================================
Less dividends from net
  investment income                   --                --            --         (0.00)                --
==============================================================================================================
Net asset value, end of period   $ 13.11           $ 12.87       $ 11.14       $  8.18            $  9.99
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                     1.86%            15.53%(c)     36.19%       (18.12)%            (0.10)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $65,692           $63,374       $38,165       $21,204            $   300
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    expense reimbursements          2.15%(d)          2.32%         2.45%         2.45%              2.45%(e)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements          2.21%(d)          2.34%         2.57%         2.58%            200.14%(e)
==============================================================================================================
Ratio of net investment income
  (loss) to average net assets     (1.28)%(d)        (1.50)%       (1.65)%       (1.35)%            (0.96)%(e)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(f)            13%               34%           52%           41%                --
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.44%
(d) Ratios are annualized and based on average daily net assets of $64,046,439.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                   CLASS C
                                ------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                  YEAR ENDED DECEMBER 31,             DECEMBER 31, 2001
                                 JUNE 30,          -----------------------------------       (DATE OPERATIONS
                                   2005             2004          2003          2002            COMMENCED)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $ 12.86           $ 11.13       $  8.18       $  9.99            $ 10.00
--------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)     (0.08)            (0.18)(a)     (0.12)        (0.12)(a)          (0.00)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 0.32              1.90          3.07         (1.69)             (0.01)
--------------------------------------------------------------------------------------------------------------
  Net increase from payments
    by affiliates                     --              0.01            --            --                 --
==============================================================================================================
    Total from investment
      operations                    0.24              1.73          2.95         (1.81)             (0.01)
==============================================================================================================
Less dividends from net
  investment income                   --                --            --         (0.00)                --
==============================================================================================================
Net asset value, end of period   $ 13.10           $ 12.86       $ 11.13       $  8.18            $  9.99
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                     1.87%            15.54%(c)     36.06%       (18.12)%            (0.10)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $28,419           $27,601       $13,422       $ 8,059            $   300
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    expense reimbursements          2.15%(d)          2.32%         2.45%         2.45%              2.45%(e)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements          2.21%(d)          2.34%         2.57%         2.58%            200.14%(e)
==============================================================================================================
Ratio of net investment income
  (loss) to average net assets     (1.28)%(d)        (1.50)%       (1.65)%       (1.35)%            (0.96)%(e)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(f)            13%               34%           52%           41%                --
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.45%.
(d) Ratios are annualized and based on average daily net assets of $28,093,443.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                           CLASS R
                                                              ----------------------------------
                                                              SIX MONTHS        APRIL 30, 2004
                                                                ENDED             (DATE SALES
                                                               JUNE 30,          COMMENCED) TO
                                                                 2005          DECEMBER 31, 2004
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $13.11              $11.88
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)              (0.08)(a)
------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.32                1.30
------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                          --                0.01
================================================================================================
    Total from investment operations                              0.28                1.23
================================================================================================
Net asset value, end of period                                  $13.39              $13.11
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                   2.14%              10.35%(c)
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   54              $   33
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.65%(d)            1.78%(e)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.71%(d)            1.80%(e)
================================================================================================
Ratio of net investment income (loss) to average net assets      (0.78)%(d)          (0.96)%(e)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(f)                                          13%                 34%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.27%.
(d)  Ratios are annualized and based on average daily net assets of $37,537.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                      INSTITUTIONAL CLASS
                                                              ------------------------------------
                                                              SIX MONTHS          APRIL 30, 2004
                                                                ENDED               (DATE SALES
                                                               JUNE 30,            COMMENCED) TO
                                                                 2005            DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 13.17                $11.88
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)                (0.02)(a)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.33                  1.30
--------------------------------------------------------------------------------------------------
  Net increase from payment by affiliates                           --                  0.01
==================================================================================================
    Total from investment operations                              0.33                  1.29
==================================================================================================
Net asset value, end of period                                 $ 13.50                $13.17
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                   2.51%                10.86%(c)
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $15,968                $7,530
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.91%(d)              1.03%(e)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.97%(d)              1.05%(e)
==================================================================================================
Ratio of net investment income (loss) to average net assets      (0.04)%(d)            (0.21)%(e)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(f)                                          13%                   34%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.77%.
(d) Ratios are annualized and based on average daily net assets of $11,547,463.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.30%

ADVERTISING-1.09%

Interpublic Group of Cos., Inc. (The)(a)         1,372,800   $   16,720,704
---------------------------------------------------------------------------
Omnicom Group Inc.                                 568,100       45,368,466
===========================================================================
                                                                 62,089,170
===========================================================================

AEROSPACE & DEFENSE-1.43%

Boeing Co. (The)                                   225,000       14,850,000
---------------------------------------------------------------------------
Honeywell International Inc.                       665,900       24,391,917
---------------------------------------------------------------------------
Lockheed Martin Corp.                              235,000       15,244,450
---------------------------------------------------------------------------
Northrop Grumman Corp.                             487,000       26,906,750
===========================================================================
                                                                 81,393,117
===========================================================================

AIR FREIGHT & LOGISTICS-0.13%

FedEx Corp.                                         90,000        7,290,900
===========================================================================

ALUMINUM-0.30%

Alcoa Inc.                                         650,700       17,002,791
===========================================================================

APPAREL RETAIL-0.77%

Chico's FAS, Inc.(a)                               450,000       15,426,000
---------------------------------------------------------------------------
Gap, Inc. (The)                                  1,440,000       28,440,000
===========================================================================
                                                                 43,866,000
===========================================================================

APPLICATION SOFTWARE-0.39%

Amdocs Ltd. (United Kingdom)(a)                    850,000       22,465,500
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.22%

Bank of New York Co., Inc. (The)                 2,407,700       69,293,606
===========================================================================

BIOTECHNOLOGY-0.84%

Amgen Inc.(a)                                      448,000       27,086,080
---------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           475,000       20,895,250
===========================================================================
                                                                 47,981,330
===========================================================================

BREWERS-0.76%

Heineken N.V. (Netherlands)(b)(c)                1,398,786       43,154,971
===========================================================================

BUILDING PRODUCTS-0.57%

Masco Corp.                                      1,015,900       32,264,984
===========================================================================

COMMUNICATIONS EQUIPMENT-1.96%

Cisco Systems, Inc.(a)                           2,497,000       47,717,670
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                          1,998,000       33,246,720
---------------------------------------------------------------------------
QUALCOMM Inc.                                      930,000       30,699,300
===========================================================================
                                                                111,663,690
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


COMPUTER HARDWARE-2.56%

Apple Computer, Inc.(a)                            675,000   $   24,846,750
---------------------------------------------------------------------------
Dell Inc.(a)                                     1,825,000       72,105,750
---------------------------------------------------------------------------
International Business Machines Corp.              659,000       48,897,800
===========================================================================
                                                                145,850,300
===========================================================================

COMPUTER STORAGE & PERIPHERALS-1.02%

EMC Corp.(a)                                     1,000,000       13,710,000
---------------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)             685,200       44,421,516
===========================================================================
                                                                 58,131,516
===========================================================================

CONSUMER ELECTRONICS-1.35%

Koninklijke (Royal) Philips Electronics
  N.V.(c) (Netherlands)                          1,910,500       48,124,010
---------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             840,000       28,929,600
===========================================================================
                                                                 77,053,610
===========================================================================

CONSUMER FINANCE-0.57%

American Express Co.                               250,000       13,307,500
---------------------------------------------------------------------------
SLM Corp.                                          375,000       19,050,000
===========================================================================
                                                                 32,357,500
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.44%

First Data Corp.                                 1,951,300       78,325,182
---------------------------------------------------------------------------
Sabre Holdings Corp.-Class A(b)                    187,000        3,730,650
===========================================================================
                                                                 82,055,832
===========================================================================

DEPARTMENT STORES-1.53%

Federated Department Stores, Inc.                  150,000       10,992,000
---------------------------------------------------------------------------
J.C. Penney Co., Inc.                              390,000       20,506,200
---------------------------------------------------------------------------
Kohl's Corp.(a)                                    482,200       26,959,802
---------------------------------------------------------------------------
Nordstrom, Inc.                                    425,000       28,887,250
===========================================================================
                                                                 87,345,252
===========================================================================

DIVERSIFIED BANKS-0.67%

Bank of America Corp.                              838,000       38,221,180
===========================================================================

DIVERSIFIED CHEMICALS-0.18%

Dow Chemical Co. (The)                             232,200       10,339,866
===========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.76%

Cendant Corp.                                    1,926,200       43,089,094
===========================================================================

ELECTRIC UTILITIES-0.49%

FPL Group, Inc.                                    658,700       27,704,922
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-0.19%

Rockwell Automation, Inc.                          225,000   $   10,959,750
===========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.92%

Waste Management, Inc.                           3,861,100      109,423,574
===========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.20%

Monsanto Co.                                       185,000       11,630,950
===========================================================================

FOOD RETAIL-2.13%

Kroger Co. (The)(a)                              4,853,800       92,367,814
---------------------------------------------------------------------------
Safeway Inc.                                     1,284,300       29,012,337
===========================================================================
                                                                121,380,151
===========================================================================

FOOTWEAR-0.57%

NIKE, Inc.-Class B                                 375,000       32,475,000
===========================================================================

GENERAL MERCHANDISE STORES-0.95%

Target Corp.                                       995,400       54,159,714
===========================================================================

HEALTH CARE DISTRIBUTORS-1.92%

Cardinal Health, Inc.                            1,107,000       63,741,060
---------------------------------------------------------------------------
McKesson Corp.                                   1,020,000       45,685,800
===========================================================================
                                                                109,426,860
===========================================================================

HEALTH CARE EQUIPMENT-0.91%

Baxter International Inc.                          870,000       32,277,000
---------------------------------------------------------------------------
Becton, Dickinson & Co.                            375,000       19,676,250
===========================================================================
                                                                 51,953,250
===========================================================================

HEALTH CARE FACILITIES-1.41%

HCA Inc.                                         1,420,000       80,471,400
===========================================================================

HEALTH CARE SERVICES-0.84%

Caremark Rx, Inc.(a)                               325,000       14,469,000
---------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                    225,000       12,006,000
---------------------------------------------------------------------------
Quest Diagnostics Inc.                             400,000       21,308,000
===========================================================================
                                                                 47,783,000
===========================================================================

HEALTH CARE SUPPLIES-0.75%

Alcon, Inc. (Switzerland)                          390,000       42,646,500
===========================================================================

HOMEBUILDING-0.26%

D.R. Horton, Inc.                                  400,000       15,044,000
===========================================================================

HOTELS, RESORTS & CRUISE LINES-0.23%

Hilton Hotels Corp.                                550,000       13,117,500
===========================================================================

HOUSEHOLD PRODUCTS-0.92%

Clorox Co. (The)                                   200,000       11,144,000
---------------------------------------------------------------------------
Kimberly-Clark Corp.                               532,700       33,341,693
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

HOUSEHOLD PRODUCTS-(CONTINUED)

Procter & Gamble Co. (The)                         150,000   $    7,912,500
===========================================================================
                                                                 52,398,193
===========================================================================

HOUSEWARES & SPECIALTIES-0.43%

Fortune Brands, Inc.                               275,000       24,420,000
===========================================================================

INDUSTRIAL CONGLOMERATES-4.27%

General Electric Co.                             1,823,000       63,166,950
---------------------------------------------------------------------------
Textron Inc.                                       150,000       11,377,500
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                5,777,800      168,711,760
===========================================================================
                                                                243,256,210
===========================================================================

INDUSTRIAL MACHINERY-1.29%

Dover Corp.                                      1,362,300       49,560,474
---------------------------------------------------------------------------
Illinois Tool Works Inc.                           300,000       23,904,000
===========================================================================
                                                                 73,464,474
===========================================================================

INTEGRATED OIL & GAS-3.77%

Amerada Hess Corp.                                 248,220       26,437,912
---------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                        457,800       28,557,564
---------------------------------------------------------------------------
ConocoPhillips                                     535,000       30,757,150
---------------------------------------------------------------------------
Exxon Mobil Corp.                                  626,700       36,016,449
---------------------------------------------------------------------------
Murphy Oil Corp.                                   804,800       42,034,704
---------------------------------------------------------------------------
TOTAL S.A. (France)(c)                             218,100       51,036,603
===========================================================================
                                                                214,840,382
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.88%

SBC Communications Inc.                          2,120,200       50,354,750
===========================================================================

INTERNET SOFTWARE & SERVICES-0.97%

Google Inc.-Class A(a)                              55,000       16,178,250
---------------------------------------------------------------------------
VeriSign, Inc.(a)                                  630,000       18,118,800
---------------------------------------------------------------------------
Yahoo! Inc.(a)                                     600,000       20,790,000
===========================================================================
                                                                 55,087,050
===========================================================================

INVESTMENT BANKING & BROKERAGE-2.95%

Goldman Sachs Group, Inc. (The)                    415,000       42,338,300
---------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      240,000       23,827,200
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          569,700       31,339,197
---------------------------------------------------------------------------
Morgan Stanley                                   1,349,700       70,818,759
===========================================================================
                                                                168,323,456
===========================================================================

IT CONSULTING & OTHER SERVICES-0.96%

Accenture Ltd.-Class A (Bermuda)(a)              2,422,700       54,922,609
===========================================================================

MANAGED HEALTH CARE-2.99%

Aetna Inc.                                         540,000       44,722,800
---------------------------------------------------------------------------
UnitedHealth Group Inc.                            965,000       50,315,100
---------------------------------------------------------------------------


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
MANAGED HEALTH CARE-(CONTINUED)

WellPoint, Inc.(a)                               1,080,600   $   75,252,984
===========================================================================
                                                                170,290,884
===========================================================================

MOVIES & ENTERTAINMENT-1.43%

News Corp.-Class A                               1,765,200       28,560,936
---------------------------------------------------------------------------
Walt Disney Co. (The)                            2,095,000       52,752,100
===========================================================================
                                                                 81,313,036
===========================================================================

MULTI-LINE INSURANCE-1.01%

American International Group, Inc.                 492,000       28,585,200
---------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      390,000       29,164,200
===========================================================================
                                                                 57,749,400
===========================================================================

MULTI-UTILITIES-0.59%

Dominion Resources, Inc.                           462,100       33,913,519
===========================================================================

OFFICE ELECTRONICS-0.88%

Xerox Corp.(a)                                   3,631,500       50,078,385
===========================================================================

OIL & GAS DRILLING-1.18%

Nabors Industries, Ltd. (Bermuda)(a)               520,500       31,552,710
---------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                662,700       35,765,919
===========================================================================
                                                                 67,318,629
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-4.42%

Baker Hughes Inc.                                  662,500       33,893,500
---------------------------------------------------------------------------
BJ Services Co.                                  1,438,800       75,508,224
---------------------------------------------------------------------------
Halliburton Co.                                  1,090,000       52,123,800
---------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                     315,000       14,975,100
---------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    478,000       36,299,320
---------------------------------------------------------------------------
Smith International, Inc.                          611,750       38,968,475
===========================================================================
                                                                251,768,419
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.52%

Apache Corp.                                       459,200       29,664,320
===========================================================================

OIL & GAS REFINING & MARKETING-0.56%

Valero Energy Corp.                                400,000       31,644,000
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.27%

Citigroup Inc.                                   1,831,100       84,651,753
---------------------------------------------------------------------------
JPMorgan Chase & Co.                             1,264,000       44,644,480
===========================================================================
                                                                129,296,233
===========================================================================

PACKAGED FOODS & MEATS-3.47%

Campbell Soup Co.                                  879,500       27,062,215
---------------------------------------------------------------------------
General Mills, Inc.                              1,121,600       52,479,664
---------------------------------------------------------------------------
Kraft Foods Inc.-Class A                         2,024,900       64,412,069
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

PACKAGED FOODS & MEATS-(CONTINUED)

Unilever N.V. (Netherlands)(c)                     834,300   $   54,035,148
===========================================================================
                                                                197,989,096
===========================================================================

PAPER PRODUCTS-0.63%

Georgia-Pacific Corp.                            1,128,700       35,892,660
===========================================================================

PERSONAL PRODUCTS-0.96%

Gillette Co. (The)                               1,075,000       54,427,250
===========================================================================

PHARMACEUTICALS-9.28%

Bristol-Myers Squibb Co.                         1,697,800       42,411,044
---------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       917,900       35,660,415
---------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)         1,484,900       72,032,499
---------------------------------------------------------------------------
Johnson & Johnson                                  965,000       62,725,000
---------------------------------------------------------------------------
Merck & Co. Inc.                                 2,512,900       77,397,320
---------------------------------------------------------------------------
Pfizer Inc.                                      1,362,700       37,583,266
---------------------------------------------------------------------------
Sanofi-Aventis (France)(c)                         806,600       66,061,472
---------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                         350,000       11,480,000
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       1,576,300       49,085,982
---------------------------------------------------------------------------
Wyeth                                            1,669,500       74,292,750
===========================================================================
                                                                528,729,748
===========================================================================

PROPERTY & CASUALTY INSURANCE-3.85%

ACE Ltd. (Cayman Islands)                        1,594,900       71,531,265
---------------------------------------------------------------------------
Allstate Corp. (The)                               250,000       14,937,500
---------------------------------------------------------------------------
Berkshire Hathaway Inc.-Class A(a)                     760       63,460,000
---------------------------------------------------------------------------
Chubb Corp. (The)                                  413,300       35,382,613
---------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)(b)             859,900       33,991,847
===========================================================================
                                                                219,303,225
===========================================================================

PUBLISHING-1.43%

Gannett Co., Inc.                                  682,000       48,510,660
---------------------------------------------------------------------------
Tribune Co.                                        934,500       32,875,710
===========================================================================
                                                                 81,386,370
===========================================================================

RAILROADS-0.47%

Union Pacific Corp.                                412,300       26,717,040
===========================================================================

REGIONAL BANKS-0.47%

Fifth Third Bancorp                                655,600       27,017,276
===========================================================================

RESTAURANTS-0.53%

Yum! Brands, Inc.                                  575,000       29,946,000
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.50%

Applied Materials, Inc.                          1,760,000       28,476,800
===========================================================================

SEMICONDUCTORS-3.04%

Analog Devices, Inc.                             1,634,800       60,994,388
---------------------------------------------------------------------------


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

Intel Corp.                                      1,366,800   $   35,618,808
---------------------------------------------------------------------------
National Semiconductor Corp.                     2,377,700       52,380,731
---------------------------------------------------------------------------
Xilinx, Inc.                                       950,100       24,227,550
===========================================================================
                                                                173,221,477
===========================================================================

SOFT DRINKS-0.69%

Coca-Cola Co. (The)                                944,900       39,449,575
===========================================================================

SPECIALTY CHEMICALS-0.20%

Ecolab Inc.                                        350,000       11,326,000
===========================================================================

SPECIALTY STORES-0.49%

Staples, Inc.                                    1,300,000       27,716,000
===========================================================================

STEEL-0.18%

Nucor Corp.                                        225,000       10,264,500
===========================================================================

SYSTEMS SOFTWARE-4.23%

Adobe Systems Inc.                                 400,000       11,448,000
---------------------------------------------------------------------------
Computer Associates International, Inc.          3,369,100       92,582,868
---------------------------------------------------------------------------
Microsoft Corp.                                  4,288,200      106,518,888
---------------------------------------------------------------------------
Oracle Corp.(a)                                  2,300,000       30,360,000
===========================================================================
                                                                240,909,756
===========================================================================

THRIFTS & MORTGAGE FINANCE-1.28%

Countrywide Financial Corp.                        600,000       23,166,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-(CONTINUED)

Fannie Mae                                         851,500   $   49,727,600
===========================================================================
                                                                 72,893,600
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $4,846,219,144)                         5,486,857,102
===========================================================================

MONEY MARKET FUNDS-3.52%

Liquid Assets Portfolio-Institutional
  Class(d)                                     100,324,509      100,324,509
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    100,324,509      100,324,509
===========================================================================
    Total Money Market Funds (Cost
      $200,649,018)                                             200,649,018
===========================================================================
TOTAL INVESTMENTS-99.82% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $5,046,868,162)                                             5,687,506,120
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.39%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                   22,422,631       22,422,631
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $22,422,631)                                         22,422,631
===========================================================================
TOTAL INVESTMENTS-100.21% (Cost
  $5,069,290,793)                                             5,709,928,751
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.21%)                           (12,051,107)
===========================================================================
NET ASSETS-100.00%                                           $5,697,877,644
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at June 30, 2005 was $262,412,204, which represented 4.60% of the Fund's Total Investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $4,846,219,144)*                           $ 5,486,857,102
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $223,071,649)                      223,071,649
============================================================
    Total investments (cost $5,069,290,793)    5,709,928,751
============================================================
Receivables for:
  Investments sold                                24,292,810
------------------------------------------------------------
  Fund shares sold                                   545,475
------------------------------------------------------------
  Dividends                                        7,670,151
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  468,166
------------------------------------------------------------
Other assets                                         162,221
============================================================
    Total assets                               5,743,067,574
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          16,978,175
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                               1,196,239
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        22,422,631
------------------------------------------------------------
Accrued distribution fees                          2,247,341
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               816
------------------------------------------------------------
Accrued transfer agent fees                        1,816,189
------------------------------------------------------------
Accrued operating expenses                           528,539
============================================================
    Total liabilities                             45,189,930
============================================================
Net assets applicable to shares outstanding  $ 5,697,877,644
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 9,000,936,397
------------------------------------------------------------
Undistributed net investment income                2,410,776
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                  (3,946,059,913)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              640,590,384
============================================================
                                             $ 5,697,877,644
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 3,633,224,171
____________________________________________________________
============================================================
Class B                                      $ 1,782,219,205
____________________________________________________________
============================================================
Class C                                      $   249,467,217
____________________________________________________________
============================================================
Class R                                      $     1,296,818
____________________________________________________________
============================================================
Institutional Class                          $    31,670,233
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          370,417,898
____________________________________________________________
============================================================
Class B                                          196,665,698
____________________________________________________________
============================================================
Class C                                           27,504,789
____________________________________________________________
============================================================
Class R                                              133,054
____________________________________________________________
============================================================
Institutional Class                                3,186,242
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.81
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.81 divided by
      94.50%)                                $         10.38
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          9.06
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          9.07
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          9.75
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.94
____________________________________________________________
============================================================

* At June 30, 2005, securities with an aggregate market value of $21,619,638 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,009,435)      $  46,661,395
---------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $110,632 after compensation
  to counterparties of $791,481)                                  2,830,772
===========================================================================
    Total investment income                                      49,492,167
===========================================================================

EXPENSES:

Advisory fees                                                    19,292,840
---------------------------------------------------------------------------
Administrative services fees                                        334,967
---------------------------------------------------------------------------
Custodian fees                                                      284,715
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         4,808,396
---------------------------------------------------------------------------
  Class B                                                        10,034,095
---------------------------------------------------------------------------
  Class C                                                         1,369,875
---------------------------------------------------------------------------
  Class R                                                             2,757
---------------------------------------------------------------------------
Transfer agent fees:
  Class A, B, C & R                                               9,836,828
---------------------------------------------------------------------------
  Institutional Class                                                 1,082
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                            96,196
---------------------------------------------------------------------------
Other                                                             1,020,432
===========================================================================
    Total expenses                                               47,082,183
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (789,381)
===========================================================================
    Net expenses                                                 46,292,802
===========================================================================
Net investment income                                             3,199,365
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes gains (losses) from
    securities sold to affiliates of $(2,501,783))              236,100,787
---------------------------------------------------------------------------
  Foreign currencies                                               (128,610)
===========================================================================
                                                                235,972,177
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (305,959,254)
---------------------------------------------------------------------------
  Foreign currencies                                                (47,827)
===========================================================================
                                                               (306,007,081)
===========================================================================
Net gain (loss) from investment securities and foreign
  currencies                                                    (70,034,904)
===========================================================================
Net increase (decrease) in net assets resulting from
  operations                                                  $ (66,835,539)
___________________________________________________________________________
===========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                 JUNE 30,         DECEMBER 31,
                                                                   2005               2004
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $     3,199,365    $     6,495,939
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                              235,972,177        543,675,823
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    (306,007,081)      (233,501,742)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                   (66,835,539)       316,670,020
================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                  --         (6,005,272)
------------------------------------------------------------------------------------------------
  Institutional Class                                                      --            (28,013)
================================================================================================
    Decrease in net assets resulting from distributions                    --         (6,033,285)
================================================================================================
Share transactions-net:
  Class A                                                        (558,312,678)    (1,093,570,069)
------------------------------------------------------------------------------------------------
  Class B                                                        (503,916,365)    (1,396,211,918)
------------------------------------------------------------------------------------------------
  Class C                                                         (58,798,435)      (134,394,245)
------------------------------------------------------------------------------------------------
  Class R                                                             466,285            137,938
------------------------------------------------------------------------------------------------
  Institutional Class                                              29,122,516            603,693
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (1,091,438,677)    (2,623,434,601)
================================================================================================
    Net increase (decrease) in net assets                      (1,158,274,216)    (2,312,797,866)
================================================================================================

NET ASSETS:

  Beginning of period                                           6,856,151,860      9,168,949,726
================================================================================================
  End of period (including undistributed net investment
    income (loss) of $2,410,776 and $(788,589),
    respectively).                                            $ 5,697,877,644    $ 6,856,151,860
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Premier Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary investment objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

]

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

I. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to substitute such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $150 million                                              0.80%
----------------------------------------------------------------------
Over $150 million                                               0.625%
______________________________________________________________________
======================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $150 million                                              0.75%
----------------------------------------------------------------------
Next $4.85 billion                                              0.615%
----------------------------------------------------------------------
Next $2.5 billion                                               0.57%
----------------------------------------------------------------------
Next $2.5 billion                                               0.545%
----------------------------------------------------------------------
Over $10 billion                                                0.52%
______________________________________________________________________
======================================================================


    Effective July 1, 2005, AIM has contractually agreed to waive advisory fees in an amount equal to 0.02% of average daily net assets annualized, through June 30, 2006. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $630,269.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $71,810.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $334,967.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $9,836,828 for Class A, Class B, Class C and Class R share classes and $1,082 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2005, the Class A, Class B, Class C and Class R shares paid $4,808,396, $10,034,095, $1,369,875 and $2,757, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended June 30, 2005, AIM Distributors advised the Fund that it retained $145,267 in front-end sales commissions from the sale of Class A shares and $2,848, $238,068, $8,278 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      06/30/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Asset
  Portfolio-
  Institutional
  Class          $119,054,041     $  644,669,139    $  (663,398,671)       $   --        $100,324,509     $1,352,313      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           119,054,041        644,669,139       (663,398,671)           --         100,324,509      1,367,827          --
===================================================================================================================================
  Subtotal       $238,108,082     $1,289,338,278    $(1,326,797,342)       $   --        $200,649,018     $2,720,140      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                UNREALIZED
                         MARKET VALUE      PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND
FUND                       12/31/04         AT COST          FROM SALES       (DEPRECIATION)      06/30/05       INCOME*
--------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class    $27,306,920     $  404,168,873    $  (409,053,162)       $   --        $22,422,631     $  110,632
==========================================================================================================================
  Total                  $265,415,002    $1,693,507,151    $(1,735,850,504)       $   --        $223,071,649    $2,830,772
__________________________________________________________________________________________________________________________
==========================================================================================================================


                           REALIZED
FUND                     GAIN (LOSS)
-----------------------
STIC Prime Portfolio-
  Institutional Class       $   --
=======================
  Total                     $   --
_______________________
=======================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $43,993,251 and sales of $17,221,076, which resulted in net realized gains (losses) of $(2,501,783).

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $87,302.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $14,474 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2005, securities with an aggregate value of $21,619,638 were on loan to brokers. The loans were secured by cash collateral of $22,422,631 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $110,632 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $4,144,170,085 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
December 31, 2009                                               $1,147,080,694
------------------------------------------------------------------------------
December 31, 2010                                                2,279,293,105
------------------------------------------------------------------------------
December 31, 2011                                                  733,056,501
==============================================================================
Total capital loss carryforward                                 $4,159,430,300
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM Premier Equity II Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $1,353,314,447 and $2,422,004,211, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 813,786,709
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (191,828,078)
===============================================================================
Net unrealized appreciation of investment securities             $ 621,958,631
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $5,087,970,120.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED                      YEAR ENDED
                                                                       JUNE 30, 2005                    DECEMBER 31, 2004
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        5,269,269    $    51,423,059      19,026,912    $   177,793,866
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        2,801,051         25,285,154       7,798,250         67,922,205
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          627,739          5,662,134       1,961,009         17,069,552
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                           61,755            594,927          39,878            369,677
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            3,191,942         32,042,652         276,850          2,558,155
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                               --                 --         550,080          5,357,824
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                   --                 --           2,565             25,160
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       17,280,096        167,657,056      64,231,883        602,604,466
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (18,668,213)      (167,657,056)    (69,041,635)      (602,604,466)
================================================================================================================================
Reacquired:
  Class A                                                      (79,779,717)      (777,392,793)   (201,673,468)    (1,879,326,225)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (40,132,156)      (361,544,463)    (99,213,876)      (861,529,657)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (7,149,461)       (64,460,569)    (17,405,960)      (151,463,797)
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          (13,331)          (128,642)        (24,986)          (231,739)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (304,626)        (2,920,136)       (205,058)        (1,979,622)
================================================================================================================================
                                                              (116,815,652)   $(1,091,438,677)   (293,677,556)   $(2,623,434,601)
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 15% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                               --------------------------------------------------------------------------------------------------
                               SIX MONTHS
                                 ENDED                                       YEAR ENDED DECEMBER 31,
                                JUNE 30,        ---------------------------------------------------------------------------------
                                  2005             2004               2003             2002             2001            2000(A)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                       $    9.88        $     9.38         $     7.51       $    10.87       $    12.51       $     16.28
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                          0.02(b)           0.04(b)(c)         0.01(b)         (0.01)(b)        (0.00)           (0.04)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                (0.09)             0.47               1.86            (3.35)           (1.63)            (2.42)
=================================================================================================================================
    Total from investment
      operations                   (0.07)             0.51               1.87            (3.36)           (1.63)            (2.46)
=================================================================================================================================
Less distributions:
  Dividends from net
    investment income                 --             (0.01)                --               --               --                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                    --                --                 --               --            (0.01)            (1.31)
=================================================================================================================================
    Total distributions               --             (0.01)                --               --            (0.01)            (1.31)
=================================================================================================================================
Net asset value, end of
  period                       $    9.81        $     9.88         $     9.38       $     7.51       $    10.87       $     12.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                    (0.71)%            5.48%             24.90%          (30.91)%         (12.99)%          (14.95)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)               $3,633,224       $4,225,192         $5,116,444       $4,642,361       $8,502,699       $11,223,504
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    expense reimbursements          1.23%(e)          1.26%              1.26%            1.17%            1.08%             1.00%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements          1.25%(e)          1.28%              1.27%            1.19%            1.12%             1.04%
=================================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                        0.38%(e)          0.39%(c)           0.07%           (0.08)%          (0.03)%           (0.11)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)            23%               86%                37%              36%              38%               67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.03 and 0.24%, respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average daily net assets of $3,878,595,782.
(f)  Not annualized for periods less than one year.

                                                                            CLASS B
                               --------------------------------------------------------------------------------------------------
                               SIX MONTHS
                                 ENDED                                       YEAR ENDED DECEMBER 31,
                                JUNE 30,        ---------------------------------------------------------------------------------
                                  2005             2004               2003             2002             2001            2000(A)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                       $    9.16        $     8.75         $     7.07       $    10.30       $    11.94       $     15.73
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                         (0.02)(b)         (0.03)(b)(c)       (0.05)(b)        (0.07)(b)        (0.09)           (0.31)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                (0.08)             0.44               1.73            (3.16)           (1.54)            (2.17)
=================================================================================================================================
    Total from investment
      operations                   (0.10)             0.41               1.68            (3.23)           (1.63)            (2.48)
=================================================================================================================================
Less distributions from net
  realized gains                      --                --                 --               --            (0.01)            (1.31)
=================================================================================================================================
Net asset value, end of
  period                       $    9.06        $     9.16         $     8.75       $     7.07       $    10.30       $     11.94
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                    (1.09)%            4.69%             23.76%          (31.36)%         (13.61)%          (15.65)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)               $1,782,219       $2,315,119         $3,616,395       $4,274,489       $9,186,980       $12,491,366
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    expense reimbursements          1.98%(e)          2.01%              2.01%            1.92%            1.84%             1.77%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements          2.00%(e)          2.03%              2.02%            1.94%            1.88%             1.81%
=================================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                       (0.37)%(e)        (0.36)%(c)         (0.68)%          (0.84)%          (0.79)%           (0.89)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)            23%               86%                37%              36%              38%               67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)%, respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average daily net assets of $2,023,450,185.
(f)  Not annualized for periods less than one year.

                                                                                 CLASS C
                                        -----------------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED                                  YEAR ENDED DECEMBER 31,
                                         JUNE 30,        ------------------------------------------------------------------------
                                           2005            2004             2003           2002           2001          2000(A)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   9.17        $   8.76         $   7.07       $  10.31       $  11.95       $    15.74
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.02)(b)       (0.03)(b)(c)     (0.05)(b)      (0.07)(b)      (0.09)          (0.31)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          (0.08)           0.44             1.74          (3.17)         (1.54)           (2.17)
=================================================================================================================================
    Total from investment operations        (0.10)           0.41             1.69          (3.24)         (1.63)           (2.48)
=================================================================================================================================
Less distributions from net realized
  gains                                        --              --               --             --          (0.01)           (1.31)
=================================================================================================================================
Net asset value, end of period           $   9.07        $   9.17         $   8.76       $   7.07       $  10.31       $    11.95
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                             (1.09)%          4.68%           23.90%        (31.43)%       (13.60)%         (15.62)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $249,467        $312,035         $433,332       $444,901       $943,211       $1,262,192
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                           1.98%(e)        2.01%            2.01%          1.92%          1.84%            1.77%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                           2.00%(e)        2.03%            2.02%          1.94%          1.88%            1.81%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (0.37)%(e)      (0.36)%(c)       (0.68)%        (0.84)%        (0.79)%          (0.88)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                     23%             86%              37%            36%            38%              67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)%, respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average daily net assets of $276,245,401.
(f)  Not annualized for periods less than one year.

                                                                                   CLASS R
                                                              -------------------------------------------------
                                                                                                  JUNE 3, 2002
                                                              SIX MONTHS         YEAR ENDED        (DATE SALES
                                                                ENDED           DECEMBER 31,      COMMENCED) TO
                                                               JUNE 30,        ---------------    DECEMBER 31,
                                                                 2005          2004      2003         2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.83         $9.34    $ 7.50       $  9.16
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.01(a)      0.01(a)(b)  (0.01)(a)      (0.02)(a)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.09)        0.48       1.85         (1.64)
===============================================================================================================
    Total from investment operations                             (0.08)        0.49       1.84         (1.66)
===============================================================================================================
Net asset value, end of period                                  $ 9.75         $9.83    $ 9.34       $  7.50
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(c)                                                  (0.81)%       5.25%     24.53%       (18.12)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,297         $832     $  651       $   207
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.48%(d)     1.51%      1.51%         1.48%(e)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.50%(d)     1.53%      1.52%         1.50%(e)
===============================================================================================================
Ratio of net investment income (loss) to average net assets       0.13%(d)     0.14%(b)  (0.18)%       (0.40)%(e)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(f)                                          23%          86%        37%           36%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.00) and (0.01)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,111,867.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                  INSTITUTIONAL CLASS
                                                              -----------------------------------------------------------
                                                                                                           MARCH 15, 2002
                                                              SIX MONTHS            YEAR ENDED              (DATE SALES
                                                                ENDED              DECEMBER 31,            COMMENCED) TO
                                                               JUNE 30,        ---------------------        DECEMBER 31,
                                                                 2005           2004           2003             2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  9.95         $ 9.47         $ 7.55           $10.66
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.04(a)        0.10(a)(b)     0.05(a)        ()0.03(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.05)          0.47           1.87            (3.14)
=========================================================================================================================
    Total from investment operations                             (0.01)          0.57           1.92            (3.11)
=========================================================================================================================
Less distributions from net investment income                       --          (0.09)            --               --
=========================================================================================================================
Net asset value, end of period                                 $  9.94         $ 9.95         $ 9.47           $ 7.55
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                  (0.10)%         6.06%         25.43%          (29.17)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $31,670         $2,975         $2,127           $2,255
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.73%(d)       0.58%          0.71%            0.66%(e)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.75%(d)       0.60%          0.72%            0.68%(e)
=========================================================================================================================
Ratio of net investment income to average net assets              0.88%(d)       1.07%(b)       0.62%            0.42%(e)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(f)                                          23%            86%            37%              36%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.09 and 0.92%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $3,468,748.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to

Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.81%

ADVERTISING-0.99%

R.H. Donnelley Corp.(a)                           70,400   $  4,363,392
=======================================================================

AEROSPACE & DEFENSE-2.22%

Alliant Techsystems Inc.(a)                       75,500      5,330,300
-----------------------------------------------------------------------
Curtiss-Wright Corp.                              81,400      4,391,530
=======================================================================
                                                              9,721,830
=======================================================================

AIR FREIGHT & LOGISTICS-1.81%

EGL, Inc.(a)                                     152,200      3,092,704
-----------------------------------------------------------------------
UTI Worldwide, Inc. (United Kingdom)              69,600      4,845,552
=======================================================================
                                                              7,938,256
=======================================================================

ALUMINUM-0.42%

Century Aluminum Co.(a)                           89,500      1,825,800
=======================================================================

APPAREL RETAIL-7.08%

Dress Barn, Inc. (The)(a)                        239,900      5,428,937
-----------------------------------------------------------------------
DSW Inc.-Class A(a)                               12,000        299,400
-----------------------------------------------------------------------
Finish Line, Inc. (The)-Class A                  150,600      2,849,352
-----------------------------------------------------------------------
Genesco Inc.(a)                                  123,900      4,595,451
-----------------------------------------------------------------------
Guess?, Inc.(a)                                  270,484      4,484,625
-----------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                   127,800      4,400,154
-----------------------------------------------------------------------
Stage Stores, Inc.(a)                            114,000      4,970,400
-----------------------------------------------------------------------
Too Inc.(a)                                      171,100      3,998,607
=======================================================================
                                                             31,026,926
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.19%

Kenneth Cole Productions, Inc.-Class A            25,000        778,000
-----------------------------------------------------------------------
Quiksilver, Inc.(a)                              276,600      4,420,068
=======================================================================
                                                              5,198,068
=======================================================================

APPLICATION SOFTWARE-1.55%

Hyperion Solutions Corp.(a)                       69,200      2,784,608
-----------------------------------------------------------------------
SERENA Software, Inc.(a)                         208,800      4,029,840
=======================================================================
                                                              6,814,448
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.25%

Affiliated Managers Group, Inc.(a)                80,000      5,466,400
=======================================================================

BIOTECHNOLOGY-1.98%

DOV Pharmaceutical, Inc.(a)                      122,400      2,283,984
-----------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                   71,000      2,986,260
-----------------------------------------------------------------------
Transkaryotic Therapies, Inc.(a)                  93,500      3,420,230
=======================================================================
                                                              8,690,474
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


BUILDING PRODUCTS-0.53%

NCI Building Systems, Inc.(a)                     70,300   $  2,305,840
=======================================================================

CASINOS & GAMING-1.04%

Pinnacle Entertainment, Inc.(a)                  233,300      4,563,348
=======================================================================

COMMERCIAL PRINTING-0.60%

Banta Corp.                                       57,700      2,617,272
=======================================================================

COMMUNICATIONS EQUIPMENT-2.20%

CommScope, Inc.(a)                               225,400      3,924,214
-----------------------------------------------------------------------
Packeteer, Inc.(a)                               290,200      4,091,820
-----------------------------------------------------------------------
Westell Technologies, Inc.-Class A(a)            273,810      1,637,384
=======================================================================
                                                              9,653,418
=======================================================================

COMPUTER HARDWARE-1.82%

Intergraph Corp.(a)                               86,500      2,980,790
-----------------------------------------------------------------------
Stratasys, Inc.(a)                               153,100      5,003,308
=======================================================================
                                                              7,984,098
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.44%

Synaptics Inc.(a)                                 89,400      1,909,584
=======================================================================

CONSTRUCTION & ENGINEERING-0.81%

URS Corp.(a)                                      94,800      3,540,780
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-3.40%

Manitowoc Co., Inc. (The)                        122,200      5,012,644
-----------------------------------------------------------------------
Wabash National Corp.                            182,000      4,409,860
-----------------------------------------------------------------------
Wabtec Corp.                                     256,500      5,509,620
=======================================================================
                                                             14,932,124
=======================================================================

CONSUMER FINANCE-0.54%

World Acceptance Corp.(a)                         79,000      2,373,950
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.05%

BISYS Group, Inc. (The)(a)                       313,000      4,676,220
-----------------------------------------------------------------------
Wright Express Corp.(a)                          233,200      4,307,204
=======================================================================
                                                              8,983,424
=======================================================================

DIVERSIFIED CHEMICALS-1.12%

FMC Corp.(a)                                      87,600      4,917,864
=======================================================================

DIVERSIFIED METALS & MINING-0.98%

Compass Minerals International, Inc.             183,700      4,298,580
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

ENVIRONMENTAL & FACILITIES SERVICES-1.29%

Waste Connections, Inc.(a)                       151,600   $  5,653,164
=======================================================================

GAS UTILITIES-1.64%

Energen Corp.                                    132,200      4,633,610
-----------------------------------------------------------------------
New Jersey Resources Corp.                        53,500      2,581,375
=======================================================================
                                                              7,214,985
=======================================================================

HEALTH CARE EQUIPMENT-1.02%

Invacare Corp.                                   101,300      4,493,668
=======================================================================

HEALTH CARE FACILITIES-3.43%

Genesis HealthCare Corp.(a)                       79,800      3,693,144
-----------------------------------------------------------------------
Kindred Healthcare, Inc.(a)                      144,300      5,715,723
-----------------------------------------------------------------------
VCA Antech, Inc.(a)                              232,200      5,630,850
=======================================================================
                                                             15,039,717
=======================================================================

HEALTH CARE SERVICES-1.15%

Apria Healthcare Group Inc.(a)                   145,100      5,026,264
=======================================================================

HEALTH CARE SUPPLIES-3.59%

DJ Orthopedics Inc.(a)                           186,800      5,123,924
-----------------------------------------------------------------------
Haemonetics Corp.(a)                             122,200      4,966,208
-----------------------------------------------------------------------
Sybron Dental Specialties, Inc.(a)               150,700      5,669,334
=======================================================================
                                                             15,759,466
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.21%

La Quinta Corp.(a)                               568,200      5,301,306
=======================================================================

HOUSEWARES & SPECIALTIES-1.23%

Yankee Candle Co., Inc. (The)                    167,800      5,386,380
=======================================================================

INDUSTRIAL GASES-0.94%

Airgas, Inc.                                     167,500      4,132,225
=======================================================================

INDUSTRIAL MACHINERY-0.95%

Kaydon Corp.                                     149,700      4,169,145
=======================================================================

INSURANCE BROKERS-0.79%

Hilb Rogal & Hobbs Co.                           100,800      3,467,520
=======================================================================

INTERNET SOFTWARE & SERVICES-0.95%

United Online, Inc.                              383,400      4,163,724
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.52%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $4,480,000)(a)(b)(c)             44,800      2,266,880
=======================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-0.51%

iShares Nasdaq Biotechnology Index Fund(a)(d)     32,900      2,233,910
=======================================================================

MANAGED HEALTH CARE-1.73%

AMERIGROUP Corp.(a)                               87,800      3,529,560
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

MANAGED HEALTH CARE-(CONTINUED)

Sierra Health Services, Inc.(a)                   56,700   $  4,051,782
=======================================================================
                                                              7,581,342
=======================================================================

METAL & GLASS CONTAINERS-1.15%

AptarGroup, Inc.                                  99,700      5,064,760
=======================================================================

MULTI-UTILITIES-0.53%

Avista Corp.                                     124,300      2,310,737
=======================================================================

OFFICE SERVICES & SUPPLIES-0.67%

Brady Corp.-Class A                               95,500      2,960,500
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.93%

FMC Technologies, Inc.(a)                        118,700      3,794,839
-----------------------------------------------------------------------
Oceaneering International, Inc.(a)               120,900      4,672,785
=======================================================================
                                                              8,467,624
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-4.64%

Comstock Resources, Inc.(a)                      139,300      3,522,897
-----------------------------------------------------------------------
Penn Virginia Corp.                              127,300      5,686,491
-----------------------------------------------------------------------
Plains Exploration & Production Co.(a)           172,200      6,118,266
-----------------------------------------------------------------------
Warren Resources Inc.(a)                         478,500      5,000,325
=======================================================================
                                                             20,327,979
=======================================================================

OIL & GAS STORAGE & TRANSPORTATION-0.52%

Golar LNG Ltd. (Bermuda)(a)(e)                   190,635      2,264,634
=======================================================================

PACKAGED FOODS & MEATS-2.30%

Flowers Foods, Inc.                              174,000      6,152,640
-----------------------------------------------------------------------
TreeHouse Foods, Inc.(a)                         138,500      3,948,635
=======================================================================
                                                             10,101,275
=======================================================================

PAPER PRODUCTS-0.78%

Wausau Paper Corp.                               286,200      3,428,676
=======================================================================

PHARMACEUTICALS-1.51%

Aspreva Pharmaceuticals Corp. (Canada)(a)        203,000      3,144,470
-----------------------------------------------------------------------
Par Pharmaceutical Cos. Inc.(a)                  109,900      3,495,919
=======================================================================
                                                              6,640,389
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.45%

Assured Guaranty Ltd. (Bermuda)                  243,300      5,683,488
-----------------------------------------------------------------------
Philadelphia Consolidated Holding Corp.(a)        59,900      5,077,124
=======================================================================
                                                             10,760,612
=======================================================================

REAL ESTATE-3.61%

Alexandria Real Estate Equities, Inc.             35,100      2,578,095
-----------------------------------------------------------------------
Global Signal Inc.                               141,200      5,316,180
-----------------------------------------------------------------------
LaSalle Hotel Properties                         139,000      4,560,590
-----------------------------------------------------------------------
Universal Health Realty Income Trust              88,400      3,368,924
=======================================================================
                                                             15,823,789
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.23%

Jones Lang LaSalle Inc.(a)                       121,550   $  5,376,156
=======================================================================

REGIONAL BANKS-6.53%

Alabama National BanCorp.                         55,300      3,614,961
-----------------------------------------------------------------------
Boston Private Financial Holdings, Inc.          136,000      3,427,200
-----------------------------------------------------------------------
Columbia Banking System, Inc.                     89,900      2,213,338
-----------------------------------------------------------------------
CVB Financial Corp.                              128,150      2,521,992
-----------------------------------------------------------------------
Hancock Holding Co.                               69,700      2,397,680
-----------------------------------------------------------------------
Hudson United Bancorp                             60,700      2,191,270
-----------------------------------------------------------------------
MB Financial, Inc.                                84,900      3,381,567
-----------------------------------------------------------------------
Signature Bank(a)                                103,500      2,525,400
-----------------------------------------------------------------------
Sterling Bancshares, Inc.                        152,900      2,379,124
-----------------------------------------------------------------------
Western Alliance Bancorp(a)                       23,300        591,820
-----------------------------------------------------------------------
Wintrust Financial Corp.                          64,600      3,381,810
=======================================================================
                                                             28,626,162
=======================================================================

RESTAURANTS-4.31%

Dave & Buster's, Inc.(a)                         243,200      4,484,608
-----------------------------------------------------------------------
Lone Star Steakhouse & Saloon, Inc.              166,700      5,069,347
-----------------------------------------------------------------------
Papa John's International, Inc.(a)               113,000      4,516,610
-----------------------------------------------------------------------
Steak n Shake Co. (The)(a)                       259,500      4,831,890
=======================================================================
                                                             18,902,455
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.01%

ATMI, Inc.(a)                                    173,600      5,036,136
-----------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                        101,700      3,762,900
=======================================================================
                                                              8,799,036
=======================================================================

SEMICONDUCTORS-1.95%

DSP Group, Inc.(a)                               201,500      4,809,805
-----------------------------------------------------------------------
Semtech Corp.(a)                                 122,800      2,044,620
-----------------------------------------------------------------------
Silicon Laboratories Inc.(a)                      65,000      1,703,650
=======================================================================
                                                              8,558,075
=======================================================================

SPECIALTY CHEMICALS-2.11%

Albemarle Corp.                                  134,300      4,897,921
-----------------------------------------------------------------------
Minerals Technologies Inc.                        70,850      4,364,360
=======================================================================
                                                              9,262,281
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


SPECIALTY STORES-0.88%

Hibbett Sporting Goods, Inc.(a)                  101,900   $  3,855,896
=======================================================================

SYSTEMS SOFTWARE-1.81%

Progress Software Corp.(a)                       148,000      4,462,200
-----------------------------------------------------------------------
RADWARE Ltd.(a)                                  193,000      3,489,440
=======================================================================
                                                              7,951,640
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.56%

Sterling Financial Corp.(a)                       65,600      2,453,440
=======================================================================

TIRES & RUBBER-0.51%

Bandag, Inc.                                      48,600      2,238,030
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-0.98%

Watsco, Inc.                                     101,000      4,302,600
=======================================================================

TRUCKING-0.87%

Landstar System, Inc.(a)                         126,400      3,807,168
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $364,965,481)                         433,299,486
=======================================================================

MONEY MARKET FUNDS-0.78%

Liquid Assets Portfolio-Institutional
  Class(f)                                     1,701,377      1,701,377
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    1,701,377      1,701,377
=======================================================================
    Total Money Market Funds (Cost
      $3,402,754)                                             3,402,754
=======================================================================
TOTAL INVESTMENTS-99.59% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $368,368,235)               436,702,240
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.39%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                    856,892        856,892
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                    856,891        856,891
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $1,713,783)                                       1,713,783
=======================================================================
TOTAL INVESTMENTS-99.98% (Cost $370,082,018)                438,416,023
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.02%                             103,071
=======================================================================
NET ASSETS-100.00%                                         $438,519,094
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at June 30, 2005 represented 0.52% of the Fund's Net Assets. This security is considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities.
(c) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at June 30, 2005 represented 0.52% of the Fund's Total Investments. See
     Note 1A.
(d) All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at June 30, 2005 represented 0.52% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $364,965,481)*                               $433,299,486
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $5,116,537)                               5,116,537
===========================================================
    Total investments (cost $370,082,018)       438,416,023
===========================================================
Cash                                              4,409,272
-----------------------------------------------------------
Receivables for:
  Investments sold                                9,761,736
-----------------------------------------------------------
  Fund shares sold                                  461,507
-----------------------------------------------------------
  Dividends                                         193,779
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               25,664
-----------------------------------------------------------
Other assets                                         57,539
===========================================================
    Total assets                                453,325,520
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          11,228,776
-----------------------------------------------------------
  Fund shares reacquired                          1,398,355
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 41,089
-----------------------------------------------------------
  Collateral upon return of securities loaned     1,713,783
-----------------------------------------------------------
Accrued distribution fees                           245,730
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              156
-----------------------------------------------------------
Accrued transfer agent fees                          99,342
-----------------------------------------------------------
Accrued operating expenses                           79,195
===========================================================
    Total liabilities                            14,806,426
===========================================================
Net assets applicable to shares outstanding    $438,519,094
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $331,219,234
-----------------------------------------------------------
Undistributed net investment income (loss)       (2,979,712)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                     41,945,567
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     68,334,005
===========================================================
                                               $438,519,094
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $226,946,910
___________________________________________________________
===========================================================
Class B                                        $136,191,475
___________________________________________________________
===========================================================
Class C                                        $ 59,328,954
___________________________________________________________
===========================================================
Class R                                        $ 15,294,533
___________________________________________________________
===========================================================
Institutional Class                            $    757,222
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          17,838,808
___________________________________________________________
===========================================================
Class B                                          11,063,272
___________________________________________________________
===========================================================
Class C                                           4,821,626
___________________________________________________________
===========================================================
Class R                                           1,210,876
___________________________________________________________
===========================================================
Institutional Class                                  59,407
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.72
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.72 divided by
      94.50%)                                  $      13.46
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.31
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.30
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      12.63
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      12.75
___________________________________________________________
===========================================================

* At June 30, 2005, securities with an aggregate market value of $1,670,340 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,373)          $    979,265
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $24,113, after compensation
  to counterparties of $150,104)                                   136,784
==========================================================================
    Total investment income                                      1,116,049
==========================================================================

EXPENSES:

Advisory fees                                                    1,881,633
--------------------------------------------------------------------------
Administrative services fees                                        65,791
--------------------------------------------------------------------------
Custodian fees                                                      24,092
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          399,106
--------------------------------------------------------------------------
  Class B                                                          705,183
--------------------------------------------------------------------------
  Class C                                                          300,074
--------------------------------------------------------------------------
  Class R                                                           33,797
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                         756,277
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              54
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           12,865
--------------------------------------------------------------------------
Other                                                              140,381
==========================================================================
    Total expenses                                               4,319,253
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (257,251)
==========================================================================
    Net expenses                                                 4,062,002
==========================================================================
Net investment income (loss)                                    (2,945,953)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes gains from securities sold
    to affiliates of $359,354)                                  35,298,164
--------------------------------------------------------------------------
  Foreign currencies                                                  (255)
==========================================================================
                                                                35,297,909
==========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (36,933,492)
==========================================================================
Net gain (loss) from investment securities and foreign
  currencies                                                    (1,635,583)
==========================================================================
Net increase (decrease) in net assets resulting from
  operations                                                  $ (4,581,536)
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (2,945,953)   $ (5,605,804)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            35,297,909      63,214,018
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (36,933,492)    (17,288,151)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (4,581,536)     40,320,063
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --      (6,812,723)
------------------------------------------------------------------------------------------
  Class B                                                               --      (4,459,412)
------------------------------------------------------------------------------------------
  Class C                                                               --      (1,866,092)
------------------------------------------------------------------------------------------
  Class R                                                               --        (312,412)
==========================================================================================
    Decrease in net assets resulting from distributions                 --     (13,450,639)
==========================================================================================
Share transactions-net:
  Class A                                                      (18,665,791)    (33,241,596)
------------------------------------------------------------------------------------------
  Class B                                                      (18,389,159)    (29,808,487)
------------------------------------------------------------------------------------------
  Class C                                                       (5,702,743)    (13,451,247)
------------------------------------------------------------------------------------------
  Class R                                                        3,478,920       8,911,070
------------------------------------------------------------------------------------------
  Institutional Class                                              739,787              --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (38,538,986)    (67,590,260)
==========================================================================================
    Net increase (decrease) in net assets                      (43,120,522)    (40,720,836)
==========================================================================================

NET ASSETS:

  Beginning of period                                          481,639,616     522,360,452
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(2,979,712) and $(33,759),
    respectively)                                             $438,519,094    $481,639,616
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets.

    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $250 million                                              0.745%
----------------------------------------------------------------------
Next $250 million                                               0.73%
----------------------------------------------------------------------
Next $500 million                                               0.715%
----------------------------------------------------------------------
Next $1.5 billion                                               0.70%
----------------------------------------------------------------------
Next $2.5 billion                                               0.685%
----------------------------------------------------------------------
Next $2.5 billion                                               0.67%
----------------------------------------------------------------------
Next $2.5 billion                                               0.655%
----------------------------------------------------------------------
Over $10 billion                                                0.64%
______________________________________________________________________
======================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $248,177.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $2,895.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $65,791.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $756,277 for Class A, Class B, Class C and Class R share classes and $54 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2005, the Class A, Class B, Class C and Class R shares paid $399,106, $705,183, $300,074 and $33,797, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2005, ADI advised the Fund that it retained $49,579 in front-end sales commissions from the sale of Class A shares and $0, $22,967, $1,928 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                               UNREALIZED
               MARKET VALUE     PURCHASES       PROCEEDS      APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND             12/31/04        AT COST       FROM SALES    (DEPRECIATION)      06/30/05       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
Institutional
  Class         $2,284,239     $47,193,695    $(47,776,557)      $   --         $1,701,377     $56,035       $   --
----------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
Institutional
  Class          2,284,239     47,193,695     (47,776,557)           --          1,701,377      56,636           --
======================================================================================================================
  Subtotal      $4,568,478     $94,387,390    $(95,553,114)      $   --         $3,402,754     $112,671      $   --
======================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                             UNREALIZED
                             MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
FUND                           12/31/04       AT COST       FROM SALES     (DEPRECIATION)     06/30/05     INCOME*    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class        $11,898,095    $ 15,529,253   $ (26,570,456)      $   --        $  856,892    $11,917      $   --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class         11,898,095      15,529,252     (26,570,456)          --           856,891     12,196          --
=================================================================================================================================
  Subtotal                   $23,796,190    $ 31,058,505   $ (53,140,912)      $   --        $1,713,783    $24,113      $   --
=================================================================================================================================
  Total                      $28,364,668    $125,445,895   $(148,694,026)      $   --        $5,116,537    $136,784     $   --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $6,108,810 and sales of $2,206,309, which resulted in net realized gains of $359,354.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $6,179.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $2,844 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2005, securities with an aggregate value of $1,670,340 were on loan to brokers. The loans were secured by cash collateral of $1,713,783 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $24,113 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $136,432,029 and $179,201,964, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 81,147,164
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (12,855,451)
==============================================================================
Net unrealized appreciation of investment securities             $ 68,291,713
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $370,124,310.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                       JUNE 30,                    DECEMBER 31,
                                                                         2005                          2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,329,669    $ 29,000,585     4,288,228    $ 52,758,227
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        629,442       7,602,473     1,064,168      12,839,431
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        480,690       5,787,329       867,391      10,449,258
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        469,818       5,790,158       823,003      10,162,089
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                          59,454         740,382            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --       481,426       6,080,413
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --       327,877       4,019,765
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --       119,514       1,465,238
----------------------------------------------------------------------------------------------------------------------
  Class R                                                             --              --        24,270         304,591
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        230,917       2,859,219       622,034       7,675,039
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (238,272)     (2,859,219)     (637,822)     (7,675,039)
======================================================================================================================
Reacquired:
  Class A                                                     (4,069,432)    (50,525,595)   (8,184,332)    (99,755,275)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,921,505)    (23,132,413)   (3,263,817)    (38,992,644)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (957,499)    (11,490,072)   (2,126,834)    (25,365,743)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (188,473)     (2,311,238)     (126,430)     (1,555,610)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                             (47)           (595)           --              --
======================================================================================================================
                                                              (3,175,238)   $(38,538,986)   (5,721,324)   $(67,590,260)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 6% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
(b)  Institutional Class shares commenced sales on April 29, 2005.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                    ---------------------------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                    SIX MONTHS                                                                   (DATE OPERATIONS
                                      ENDED                         YEAR ENDED DECEMBER 31,                       COMMENCED) TO
                                     JUNE 30,        -----------------------------------------------------         DECEMBER 31,
                                       2005            2004           2003           2002           2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $  12.80        $  12.03       $   8.23       $  10.19       $   9.36           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)          (0.06)(a)       (0.09)(a)      (0.09)(a)      (0.05)(a)      (0.05)(a)         (0.00)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)      (0.02)           1.22           3.89          (1.91)          0.88             (0.64)
=================================================================================================================================
    Total from investment
      operations                        (0.08)           1.13           3.80          (1.96)          0.83             (0.64)
=================================================================================================================================
Less distributions from net
  realized gains                           --           (0.36)            --             --          (0.00)               --
=================================================================================================================================
Net asset value, end of period       $  12.72        $  12.80       $  12.03       $   8.23       $  10.19           $  9.36
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                         (0.63)%          9.45%         46.17%        (19.23)%         8.92%            (6.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $226,947        $247,581       $266,284       $140,652       $105,146           $32,805
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                       1.54%(c)        1.53%          1.77%          1.67%          1.78%             1.78%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements               1.65%(c)        1.64%          1.77%          1.67%          1.78%             2.72%(d)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets          (1.04)%(c)      (0.77)%        (0.89)%        (0.54)%        (0.57)%           (0.12)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                 31%            124%           112%           117%           123%               49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $229,950,407.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                CLASS B
                                      -------------------------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                      SIX MONTHS                                                                 (DATE OPERATIONS
                                        ENDED                        YEAR ENDED DECEMBER 31,                      COMMENCED) TO
                                       JUNE 30,        ---------------------------------------------------         DECEMBER 31,
                                         2005            2004           2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $  12.42        $  11.77       $   8.11       $ 10.11       $  9.33           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.10)          (0.18)(a)      (0.15)(a)     (0.11)(a)     (0.11)(a)         (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)        (0.01)           1.19           3.81         (1.89)         0.89             (0.64)
=================================================================================================================================
    Total from investment operations      (0.11)           1.01           3.66         (2.00)         0.78             (0.67)
=================================================================================================================================
Less distributions from net realized
  gains                                      --           (0.36)            --            --            --                --
=================================================================================================================================
Net asset value, end of period         $  12.31        $  12.42       $  11.77       $  8.11       $ 10.11           $  9.33
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                           (0.89)%          8.64%         45.13%       (19.78)%        8.36%            (6.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $136,191        $156,450       $177,811       $99,551       $64,012           $16,385
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                         2.19%(c)        2.27%          2.42%         2.32%         2.44%             2.49%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                         2.30%(c)        2.29%          2.42%         2.32%         2.44%             3.43%(d)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets            (1.69)%(c)      (1.51)%        (1.54)%       (1.19)%       (1.23)%           (0.83)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                   31%            124%           112%          117%          123%               49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $142,205,450.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS C
                                        -----------------------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                        SIX MONTHS                                                               (DATE OPERATIONS
                                          ENDED                       YEAR ENDED DECEMBER 31,                     COMMENCED) TO
                                         JUNE 30,        -------------------------------------------------         DECEMBER 31,
                                           2005           2004          2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $  12.42        $ 11.77       $  8.11       $ 10.10       $  9.34            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.10)(a)      (0.18)(a)     (0.15)(a)     (0.11)(a)     (0.11)(a)         (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          (0.02)          1.19          3.81         (1.88)         0.87             (0.63)
=================================================================================================================================
    Total from investment operations        (0.12)          1.01          3.66         (1.99)         0.76             (0.66)
=================================================================================================================================
Less distributions from net realized
  gains                                        --          (0.36)           --            --            --                --
=================================================================================================================================
Net asset value, end of period           $  12.30        $ 12.42       $ 11.77       $  8.11       $ 10.10            $ 9.34
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                             (0.97)%         8.64%        45.13%       (19.70)%        8.14%            (6.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $ 59,329        $65,792       $75,763       $41,132       $29,548            $9,028
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                           2.19%(c)       2.27%         2.42%         2.32%         2.44%             2.49%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                           2.30%(c)       2.29%         2.42%         2.32%         2.44%             3.43%(d)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (1.69)%(c)     (1.51)%       (1.54)%       (1.19)%       (1.23)%           (0.83)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                     31%           124%          112%          117%          123%               49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $60,512,109.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS R
                                                              ---------------------------------------------------------
                                                                                                          JUNE 3, 2002
                                                              SIX MONTHS            YEAR ENDED             (DATE SALES
                                                                ENDED              DECEMBER 31,           COMMENCED) TO
                                                               JUNE 30,        --------------------       DECEMBER 31,
                                                                 2005           2004          2003            2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 12.71         $ 11.99       $ 8.22          $10.58
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)(a)       (0.12)(a)    (0.11)(a)       (0.04)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.01)           1.20         3.88           (2.32)
=======================================================================================================================
    Total from investment operations                             (0.08)           1.08         3.77           (2.36)
=======================================================================================================================
Less distributions from net realized gains                          --           (0.36)          --              --
=======================================================================================================================
Net asset value, end of period                                 $ 12.63         $ 12.71       $11.99          $ 8.22
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  (0.63)%          9.06%       45.86%         (22.31)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $15,295         $11,817       $2,502          $   55
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.69%(c)        1.77%        1.92%           1.92%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.80%(c)        1.79%        1.92%           1.92%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.19)%(c)      (1.01)%      (1.04)%         (0.78)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(e)                                          31%            124%         112%            117%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $13,630,826.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 29, 2005
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     JUNE 30,
                                                                       2005
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 11.69
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.01)(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 1.07
===================================================================================
    Total from investment operations                                     1.06
===================================================================================
Net asset value, end of period                                        $ 12.75
___________________________________________________________________________________
===================================================================================
Total return(b)                                                          9.07%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $   757
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         0.95%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.06%(c)
===================================================================================
Ratio of net investment income (loss) to average net assets             (0.45)%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                 31%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $308,526.
(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.